UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-4367

Columbia Funds Series Trust I
(Exact name of registrant as specified in charter)

One Financial Center, Boston, Massachusetts			02111
(Address of principal executive offices)			(Zip code)

James R. Bordewick, Jr., Esq. Columbia Management Advisors, LLC One Financial Center Boston, MA 02111
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-617-426-3750

Date of fiscal year end:	September 30, 2008

Date of reporting period:	March 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Columbia Management®

Semiannual Report

March 31, 2008

Stock Funds

■  Columbia Asset Allocation Fund

■  Columbia Large Cap Growth Fund

■  Columbia Disciplined Value Fund

■  Columbia Common Stock Fund

■  Columbia Small Cap Core Fund

NOT FDIC INSURED	May Lose Value

NOT BANK ISSUED	No Bank Guarantee

Table of contents

Columbia Asset Allocation Fund	1

Columbia Large Cap Growth Fund	5

Columbia Disciplined Value Fund	9

Columbia Common Stock Fund	13

Columbia Small Cap Core Fund	17

Financial Statements

Investment Portfolios	21

Statements of Assets and Liabilities	56

Statements of Operations	58

Statements of Changes in Net Assets	60

Financial Highlights	64

Notes to Financial Statements	91

Board Consideration and Approval of Advisory Agreements	104

Summary of Management Fee Evaluation by Independent Fee Consultant	107

Important Information About This Report	113

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

We are pleased to provide this financial report for your Columbia Fund. This document provides information that can help support your investment decision-making. It's been a challenging year for the financial markets, particularly as concerns over a weaker housing market and economic uncertainty make the news headlines daily. For a sense of how Columbia Management's investment professionals have responded to these issues, I encourage you to read the portfolio managers' summaries on the following pages. I believe these discussions reflect Columbia Management's investment management expertise as well as its commitment to market research and consistent investment performance.

We understand that many factors drove your decision to invest in Columbia Funds. Columbia Management's commitment is to honor that decision by providing investment solutions designed to exceed expectations. As we review the past six months and look forward to those ahead, we hope you will consider how we might support your investment needs beyond the services we provide currently. Some of the many advantages we bring to the table as the Funds' investment manager include:

■  Broad and deep investment expertise, including dedicated portfolio management, research and trading

■  Strategically positioned investment disciplines and processes

■  Comprehensive compliance and risk management

■  A team-driven culture that draws upon multiple sources to pursue consistent and superior performance

■  A comprehensive array of investment solutions, including equity, fixed-income and cash strategies

Working for you, and with you

Team approach—Rather than rely on the talent or judgment of one individual, Columbia Management takes a team-oriented approach to investing. We draw from the diverse experiences and insights of our people—including portfolio managers, research analysts and traders—to bring multiple investment perspectives and deep expertise to all of our investment management activities.

Client focus—At Columbia Management, our philosophy and culture are anchored in focused solutions and personal service. We are committed to putting our clients' interests first and we understand the premium our clients place on reliability—whether it's related to service, investment performance or risk management. Columbia Management is committed to maintaining high standards of reliability on all counts.

While our asset management capabilities are multifaceted and our investment professionals are multitalented, ultimately, everything we do at Columbia Management has a single purpose: to help investors pursue their most important financial goals. We are honored that you've chosen to invest with us and look forward to providing the investment solutions and services necessary to sustain a lasting relationship.

Sincerely,

Christopher L. Wilson
President, Columbia Funds

Fund Profile – Columbia Asset Allocation Fund

Summary

■  For the six-month period that ended March 31, 2008, the fund's Class A shares returned negative 7.74% without sales charge. The blended return (60/40) of the fund's benchmarks—the S&P 500 Index and the Lehman Brothers U.S. Aggregate Bond Index—was negative 5.64%. The individual benchmarks returned negative 12.46% and 5.23%, respectively.1 In a volatile market environment, the fund held up better than the average return of its peer group, the Lipper Mixed Asset Target Allocation Growth Classification, which returned negative 8.26%.2

■  The fund's emphasis on stocks hampered performance as domestic and international stock markets declined across the board. Within the equity portion of the portfolio, the fund limited its losses by maintaining relatively low exposure to small and mid-cap stocks, which generally underperformed large-cap stocks for the period. The fund was nearly equally weighted in growth and value at each capitalization range. A slight bias toward growth aided performance among large and mid-cap stocks but hurt performance among small cap stocks, where the fund's small cap growth investments returned negative 16.24%. By contrast the fund's small cap value allocation held up better than small cap value stocks in the market at large. International stocks also detracted from the fund's return. Within the fixed income portion of the fund, exposure to high yield bonds constrained performance. However, the fund's position in investment grade bonds produced a modest but positive return.

■  The U.S. economy faces prospects of a recession as housing, high energy prices and tighter lending standards restrain economic growth. Consumer spending, which accounts for more than two-thirds of the U.S. economy, is expected to grow at a slower pace in 2008 as households feel the drag of high energy prices, a softer labor market and decreased home equity. Investment spending could slow as well if residential construction remains weak and profit growth decelerates. However, if exports and government spending hold up, a recession might be avoided.

■  Against this backdrop, we believe that it's important for shareholders to keep a long-term focus on their goals. Although the crises in the mortgage and credit markets that have plagued the U.S. stock market over the past year are unsettling, stocks have weathered many such storms in the past. Columbia Asset Allocation Fund provides broadly diversified exposure to the U.S. and foreign stock markets and the U.S. bond market. Diversification, coupled with short-term reserves, may help shield a portfolio from the market's occasional downturns while providing exposure to segments of the market that historically have demonstrated their long-term potential for growth. Diversification does not ensure a profit or guarantee against a loss.

1The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large capitalization U.S. stocks. The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Indices are not managed and do not incur fees or expenses. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

6-month (cumulative) return as of 03/31/08

–7.74%

Class A shares (without sales charge)

–12.46%

S&P 500 Index

+5.23%

Lehman Brothers U.S. Aggregate Bond Index

–5.64%

Blended Return (60/40 mix)

Fund Profile (continued) – Columbia Asset Allocation Fund

Portfolio Management

Vikram Kuriyan, PhD, is the lead manager for Columbia Asset Allocation Fund and has managed the fund since August 2005, and has been with the advisor or its predecessors or affiliate organizations since 2000.

Karen Wurdack has co-managed the fund since August 2005 and has been with the advisor or its predecessors or affiliate organizations since 1993.

Colin Moore has co-managed the fund since February 2008 and has been with the advisor or its predecessors or affiliate organizations since 2002.

Dr. Kuriyan, Ms. Wurdack and Mr. Moore are responsible for allocating the fund's assets among the various asset classes. The investment decisions for each asset class are made by professionals with expertise in that class.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for the fund may differ from that presented for other Columbia Funds.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investing in high-yield securities (commonly known as "junk" bonds) offers the potential for high current income and attractive total return, but involves certain risks. Changes in economic conditions or other circumstances may adversely affect a junk bond issuer's ability to make principal and interest payments. Rising interest rates tend to lower the value of all bonds. High-yield bonds issued by foreign entities have greater potential risks, including less regulation, currency fluctuations, economic instability and political developments.

The fund may be subject to the same types of risks associated with direct ownership of real estate including the decline of property value due to general, local and regional economic conditions.

International investing may involve certain risks, including currency fluctuations, risks associated with possible differences in financial accounting standards and other monetary and political risks. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

Performance Information – Columbia Asset Allocation Fund

Performance of a $10,000 investment 04/01/98 – 03/31/08 ($)

Sales charge	without	with
Class A	14,112	13,298
Class B	13,187	13,187
Class C	13,182	13,182
Class T	14,040	13,230
Class Z	14,416	n/a

The table above shows the growth in value of a hypothetical $10,000 investment in each share class of Columbia Asset Allocation Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Average annual total return as of 03/31/08 (%)

Share class	A		B		C		T		Z
Inception	11/01/98		11/01/98		11/18/02		12/30/91		12/30/91
Sales charge	without	with	without	with	without	with	without	with	without
6-month (cumulative)	–7.74	–13.02	–8.09	–12.26	–8.15	–8.98	–7.75	–13.08	–7.61
1-year	–1.77	–7.41	–2.51	–6.90	–2.51	–3.39	–1.82	–7.44	–1.45
5-year	9.35	8.06	8.55	8.26	8.52	8.52	9.31	8.02	9.65
10-year	3.50	2.89	2.81	2.81	2.80	2.80	3.45	2.84	3.72

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A and Class T shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

The returns for Class A and Class B shares include the returns of Prime A shares (for Class A shares) and Prime B shares (for Class B shares) of the Galaxy Asset Allocation Fund for periods prior to November 18, 2002, the date on which Class A and Class B were initially offered by the fund. The returns shown for Class A shares and Class B shares also include the returns of Retail A shares of the Galaxy Asset Allocation Fund (adjusted, as necessary, to reflect the sales charges applicable to Class A shares and Class B shares, respectively), for periods prior to the inception of Prime A shares and Prime B shares (November 1, 1998). Class A and Class B shares generally would have had substantially similar returns to Prime A shares, Prime B shares and Retail A shares because they would have been invested in the same portfolio of securities, although returns would have been lower to the extent that expenses for Class A and Class B shares exceed expenses paid by Prime A shares and Retail A shares. The returns shown for Class C shares include the returns of Prime B shares of the Galaxy Asset Allocation Fund (adjusted to reflect the sales charge applicable to Class C shares) for periods prior to November 18, 2002, the date on which Class C shares were initially offered by the fund. The returns shown for Class C shares also include the returns of Retail A shares of the Galaxy Asset Allocation Fund (adjusted to reflect the sales charges applicable to Class C shares) for periods prior to the date of inception of Prime B shares (November 1, 1998). Class C shares generally would have had substantially similar returns because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for Class C shares exceed expenses paid by Retail A or Prime B shares. Retail A shares of the Galaxy Asset Allocation Fund were initially offered on December 30, 1991. Class A, Class B and Class C shares were initially offered on November 18, 2002. The returns for Class T shares include the returns of Retail A shares (for Class T shares) of the Galaxy Asset Allocation Fund for periods prior to November 18, 2002, the date on which Class T shares were initially offered by the fund. The returns for Class Z shares include returns of Trust shares of the Galaxy Asset Allocation Fund for periods prior to November 18, 2002, the date on which Class Z shares were initially offered by the fund. Trust shares of the Galaxy Asset Allocation Fund were initially offered on December 30, 1991.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.32
Class B	2.07
Class C	2.07
Class T	1.37
Class Z	1.07

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

Net asset value per share

as of 03/31/08 ($)

Class A	14.00
Class B	14.00
Class C	14.00
Class T	14.02
Class Z	14.02

Distributions declared per share

10/01/07 – 03/31/08 ($)

Class A	1.63
Class B	1.57
Class C	1.57
Class T	1.62
Class Z	1.65

Understanding Your Expenses – Columbia Asset Allocation Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■   For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■   For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

10/01/07 – 03/31/08

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	922.60	1,018.40	6.34	6.66	1.32
Class B	1,000.00	1,000.00	919.10	1,014.65	9.93	10.43	2.07
Class C	1,000.00	1,000.00	918.50	1,014.65	9.93	10.43	2.07
Class T	1,000.00	1,000.00	922.50	1,018.15	6.58	6.91	1.37
Class Z	1,000.00	1,000.00	923.90	1,019.65	5.15	5.40	1.07

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Fund Profile – Columbia Large Cap Growth Fund

Summary

■  For the six-month period that ended March 31, 2008, the fund's Class A shares returned negative 11.29% without sales charge. As economic growth slowed during the period, the fund, its benchmark and peer group experienced negative returns. The fund's benchmark, the Russell 1000 Growth Index1, returned negative 10.87%. The average return of its peer group, the Lipper Large-Cap Growth Funds Classification2, was negative 11.66%. The stock market decline was broad based as investors became increasingly concerned with the prospects for slower earnings growth across the variety of sectors. However, the portfolio's solid stock selection and overweight in energy and materials companies helped the fund come out of the period slightly ahead of the average return of its peers.

■  Although the past six months were difficult for large-cap stocks, there were standouts in the energy sector as oil and natural gas prices rose to record levels. The fund's positions in oil exploration and production firms Southwestern Energy Co., and Hess Corp., as well as drilling companies Transocean, Inc. and Nabors Industrials, Ltd., (0.6%, 0.4%, 1.3% and 1.3% of net assets, respectively), helped performance. Despite strong returns, we believe that the supply/demand dynamics remain positive for energy, and we continue to seek investment opportunities in the sector. We also identified solid agricultural companies that experienced increased demand due to a global rise in food consumption, especially from developing economies. Global seed provider Monsanto Co., and fertilizer producer Potash Corp. of Saskatchewan, Inc., both contributed positively to the fund's performance during the period (0.7% and 0.6% of net assets, respectively). Among the fund's technology holdings, Cisco Systems, Inc., Apple, Inc., Google, Inc, and EMC Corp. (2.5%, 1.8%, 1.4% and 1.1% of net assets, respectively), which had been top performers in 2007, experienced sharp declines in the second half of the period, due to lowered growth expectations and a potential slowdown in spending.

■  Looking ahead, we have positioned the fund to take advantage of a weak economic environment by focusing on companies that we believe can remain profitable even if growth continues to slow. In addition, we plan to seek out higher quality, early-cycle industrial and transportation companies because historically they have been among the first to benefit from an economic turnaround. We expect the markets to remain volatile until the earnings picture becomes clearer, but we remain focused on finding attractive large cap growth opportunities for our shareholders.

1Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

6-month (cumulative) return as of 03/31/08

–11.29%

Class A shares (without sales charge)

–10.87%

Russell 1000 Growth Index

Morningstar Style Box

The Morningstar Style Box(TM) reveals a fund's investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows a fund's investment style (value, blend or growth). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of month-end. Although the data is gathered from reliable sources, Morningstar cannot guarantee its completeness and accuracy. Information shown is as of 02/29/08.

Fund Profile (continued) – Columbia Large Cap Growth Fund

Portfolio Management

Paul J. Berlinguet has managed or co-managed Columbia Large Cap Growth Fund since October 2003 and has been with the advisor or its predecessors or affiliate organizations since October 2003.

Edward P. Hickey has managed or co-managed the fund since June 2005 and has been with the advisor or its predecessors or affiliate organizations since November 1998.

Roger R. Sullivan has managed or co-managed the fund since June 2005 and has been with the advisor since January 2005.

Mary-Ann Ward has managed or co-managed the fund since June 2005 and has been with the advisor or its predecessors or affiliate organizations since July 1997.

John T. Wilson has managed or co-managed the fund since August 2005 and has been with the advisor since July 2005.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for the fund may differ from that presented for other Columbia Funds.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

International investing may involve certain risks, including currency fluctuations, risks associated with possible differences in financial accounting standards and other monetary and political risks. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

Investing in growth stocks incurs the possibility of losses because their prices are sensitive to changes in current or expected earnings.

Performance Information – Columbia Large Cap Growth Fund

Performance of a $10,000 investment 04/01/98 – 03/31/08 ($)

Sales charge	without	with
Class A	12,602	11,876
Class B	11,745	11,745
Class C	11,756	11,756
Class E	12,577	12,011
Class F	11,740	11,740
Class T	12,479	11,760
Class Z	12,947	n/a

The table above shows the growth in value of a hypothetical $10,000 investment in each share class of Columbia Large Cap Growth Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Average annual total return as of 03/31/08 (%)

Share class	A		B		C		E
Inception	11/01/98		11/01/98		11/18/02		09/22/06
Sales charge	without	with	without	with	without	with	without	with
6-month (cumulative)	–11.29	–16.38	–11.65	–15.75	–11.63	–12.46	–11.38	–15.36
1-year	0.55	–5.23	–0.25	–4.89	–0.20	–1.13	0.42	–4.10
5-year	9.58	8.30	8.75	8.47	8.77	8.77	9.54	8.54
10-year	2.34	1.73	1.62	1.62	1.63	1.63	2.32	1.85

Share class	F		T		Z
Inception	09/22/06		12/14/90		12/14/90
Sales charge	without	with	without	with	without
6-month (cumulative)	–11.65	–15.76	–11.33	–16.42	–11.20
1-year	–0.25	–4.89	0.46	–5.31	0.75
5-year	8.74	8.46	9.51	8.22	9.87
10-year	1.62	1.62	2.24	1.63	2.62

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A and Class T shares, 4.50% for Class E shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B and Class F shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

The returns for Class E and Class F shares include the returns of Class A shares (for Class E shares) and Class B shares (for Class F shares) of the fund for periods prior to September 22, 2006, the date on which Class E and Class F shares were initially offered by the fund. The returns for Class A and Class B shares include the returns of Prime A shares (for Class A shares) and Prime B shares (for Class B shares) of the Galaxy Equity Growth Fund for periods prior to November 18, 2002, the date on which Class A and Class B shares were initially offered by the fund. The returns shown for Class A shares and Class B shares also include the returns of Retail A shares of the Galaxy Equity Growth Fund (adjusted, as necessary, to reflect the sales charges applicable to Class A shares and Class B shares, respectively) for periods prior to the date of inception of Prime A shares and Prime B shares (November 1, 1998). Class E and Class F shares generally would have had substantially similar returns to Class A and Class B shares, respectively. Class A and Class B shares generally would have had substantially similar returns to Prime A shares, Prime B shares and Retail A shares because they would have been invested in the same portfolio of securities, although returns would have been lower to the extent that expenses for Class A and Class B shares exceed expenses paid by Prime A shares, Prime B shares, respectively, or Retail A shares. The returns shown for Class C shares include the returns of Prime B shares of the Galaxy Equity Growth Fund (adjusted to reflect the sales charge applicable to Class C shares) for periods prior to November 18, 2002, the date on which Class C shares were initially offered by the fund. The returns shown for Class C shares also include the returns of Retail A shares of the Galaxy Equity Growth Fund (adjusted to reflect the sales charges applicable to Class C shares) for periods prior to the date of inception of Prime B shares (November 1, 1998). Class C shares generally would have had substantially similar returns because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for Class C shares exceed expenses paid by Retail A and Prime B shares. The returns for Class T shares include the returns of Retail A shares of the Galaxy Equity Growth Fund for periods prior to November 18, 2002, the date on which Class T shares were initially offered by the fund. Retail A shares were initially offered on December 14, 1990. The returns for Class Z shares include returns of Trust shares of the Galaxy Equity Growth Fund for periods prior to November 18, 2002, the date on which Class Z shares were initially offered by the fund. Trust shares of the Galaxy Equity Growth Fund were initially offered on December 14, 1990.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.03
Class B	1.78
Class C	1.78
Class E	1.13
Class F	1.78
Class T	1.08
Class Z	0.78

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

Net asset value per share

as of 03/31/08 ($)

Class A	22.18
Class B	20.64
Class C	20.66
Class E	22.14
Class F	20.63
Class T	22.01
Class Z	22.66

Distributions declared per share

10/01/07 – 03/31/08 ($)

Class A	1.81
Class B	1.81
Class C	1.81
Class E	1.81
Class F	1.81
Class T	1.81
Class Z	1.86

Understanding Your Expenses – Columbia Large Cap Growth Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■   For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■   For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

10/01/07 – 03/31/08

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	887.10	1,019.90	4.81	5.15	1.02
Class B	1,000.00	1,000.00	883.50	1,016.15	8.33	8.92	1.77
Class C	1,000.00	1,000.00	883.70	1,016.15	8.34	8.92	1.77
Class E	1,000.00	1,000.00	886.20	1,019.40	5.28	5.65	1.12
Class F	1,000.00	1,000.00	883.50	1,016.15	8.33	8.92	1.77
Class T	1,000.00	1,000.00	886.70	1,019.65	5.05	5.40	1.07
Class Z	1,000.00	1,000.00	888.00	1,021.15	3.63	3.89	0.77

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Fund Profile – Columbia Disciplined Value Fund

Summary

■  For the six-month period that ended March 31, 2008, the fund's Class A shares returned negative 17.34% without sales charge. The fund trailed both its benchmark, the Russell 1000 Value Index, which returned negative 14.01%1, and the negative 14.68% average return of its peer group, the Lipper Multi-Cap Value Funds Classification.2 Together with the weak environment for stocks overall, holdings in the energy and telecommunications sectors were the principal detractors from the fund's return during the period. Holdings in the industrials and technology sectors contributed positively to the fund's relative performance.

■  In a period where most sectors showed negative results, holdings in the energy, telecommunications and health care sectors were the most detrimental to relative performance. Within the energy sector, an emphasis on Valero Energy Corp. (1.9% of net assets) hurt as the refining company's profit margins were squeezed by higher crude oil prices. While the shares of exploration and production companies got a boost from higher prices, the fund did not fully participate in these gains due to a relatively light position in Occidental Petroleum Corp. (0.9% of net assets). Among other detractors, Spring Nextel Corp. (1.3% of net assets) was hurt by the potential effect of a slowing economy on the consumer and businesses, and Idearc, Inc. eliminated its dividend as yellow page sales plummeted. We sold the latter position.

■  Industrials and technology holdings were the best relative performers. The fund had more exposure than the index to Tyco International Ltd. (2.6% of net assets), which did well thanks to progress on its restructuring plan. Among other positive performers in the industrials sector, strong international sales gave Raytheon Co. (1.0% of net assets) a lift, and a new air tanker contract boosted Northrop Grumman Corp. (2.4% of net assets). Within technology, Compuware Corp. (0.2% of net assets) reported positive results from new licensing fees and enhanced cash flows, while Western Union Co. (1.0% of net assets) benefited from higher-than-expected earnings growth.

■  Concerns about the economy and the ongoing credit crisis caused investors to continue to favor companies with growth characteristics over more value-oriented stocks. While these market conditions may continue to provide a headwind to performance in the short term, we believe that the fund's strategy of buying higher quality companies at reasonable prices has the potential to produce rewarding returns over longer periods.

1Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

6-month (cumulative) return as of 03/31/08

–17.34%

Class A shares (without sales charge)

–14.01%

Russell 1000 Value Index

Morningstar Style Box

The Morningstar Style Box(TM) reveals a fund's investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows a fund's investment style (value, blend or growth). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of month-end. Although the data is gathered from reliable sources, Morningstar cannot guarantee its completeness and accuracy. Information shown is as of 02/29/08.

Fund Profile (continued) – Columbia Disciplined Value Fund

Portfolio Management

Vikram Kuriyan has managed or co-managed the fund since June 2005 and has been with the advisor or its predecessors or affiliate organizations since 2000.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for the fund may differ from that presented for other Columbia Funds.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investments in small- and mid-cap stocks may present special risks. They tend to be more volatile and may be less liquid than the stocks of larger companies. Small-cap stocks often have narrower markets, limited financial resources and tend to be more thinly traded than stocks of larger companies.

Value stocks are securities of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. The market value of a portfolio security may not meet the manager's future value assessment of such security, or may decline.

Performance Information – Columbia Disciplined Value Fund

Performance of a $10,000 investment 04/01/98 – 03/31/08 ($)

Sales charge	without	with
Class A	14,184	13,371
Class B	13,140	13,140
Class C	13,114	13,114
Class T	14,123	13,314
Class Z	14,624	n/a

The table above shows the growth in value of a hypothetical $10,000 investment in each share class of Columbia Disciplined Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Average annual total return as of 03/31/08 (%)

Share class	A		B		C		T		Z
Inception	11/25/02		11/25/02		11/25/02		09/01/88		09/01/88
Sales charge	without	with	without	with	without	with	without	with	without
6-month (cumulative)	–17.34	–22.11	–17.60	–21.21	–17.63	–18.35	–17.42	–22.19	–17.28
1-year	–13.69	–18.67	–14.37	–18.12	–14.34	–15.09	–13.80	–18.77	–13.55
5-year	12.70	11.38	11.84	11.58	11.77	11.77	12.61	11.29	12.96
10-year	3.56	2.95	2.77	2.77	2.75	2.75	3.51	2.90	3.87

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A and Class T shares, the applicable maximum contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class A, Class B and Class C are newer classes of shares. Their performance information includes returns of the Retail A shares (for Class A shares) and Retail B shares (for Class B and Class C shares) of the Galaxy Equity Value Fund for periods prior to November 25, 2002, the date on which Class A, Class B and Class C shares were initially offered by the fund. The returns shown for Class B and Class C shares also include the performance of Retail A shares of the Galaxy Equity Value Fund for periods prior to the inception of Retail B shares (March 4, 1996). Class B and Class C shares generally would have had substantially similar returns to Retail A or Retail B shares because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for Class B and Class C shares exceed expenses paid by Retail A shares. The returns have not been restated to reflect any differences in expenses (such as 12b-1 fees) between any of the predecessor shares and the newer classes of shares. The returns for Class T shares include the returns of Retail A shares of the Galaxy Equity Value Fund for periods prior to November 25, 2002, the date on which Class T shares were initially offered by the fund. Retail A shares were initially offered on September 1, 1988. The returns for Class Z shares include returns of Trust shares of the Galaxy Equity Value Fund for periods prior to November 25, 2002, the date on which Class Z shares were initially offered by the fund. Trust shares of the Galaxy Equity Value Fund were initially offered on September 1, 1988.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.26
Class B	2.01
Class C	2.01
Class T	1.31
Class Z	1.01

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

Net asset value per share

as of 03/31/08 ($)

Class A	11.86
Class B	11.17
Class C	11.14
Class T	11.86
Class Z	12.16

Distributions declared per share

10/01/07 – 03/31/08 ($)

Class A	1.92
Class B	1.87
Class C	1.87
Class T	1.92
Class Z	1.94

Understanding Your Expenses – Columbia Disciplined Value Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■   For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■   For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

10/01/07 – 03/31/08

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	826.60	1,018.75	5.71	6.31	1.25
Class B	1,000.00	1,000.00	824.00	1,015.00	9.12	10.07	2.00
Class C	1,000.00	1,000.00	823.70	1,015.00	9.12	10.07	2.00
Class T	1,000.00	1,000.00	825.80	1,018.50	5.93	6.56	1.30
Class Z	1,000.00	1,000.00	827.20	1,020.00	4.57	5.05	1.00

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Fund Profile – Columbia Common Stock Fund

Summary

■  For the six-month period that ended March 31, 2008, the fund's Class A shares returned negative 6.45% without sales charge. In a challenging environment for stocks, the fund held up better than its benchmark, the Russell 1000 Index1, which returned negative 12.41%, and the average return of its peer group, the Lipper Multi-Cap Core Funds Classification, which was negative 12.40%.2 By limiting losses in the financials sector and finding contrarian opportunities in other sectors, the fund managed to contain its negative results.

■  The energy sector was one of the few bright spots in the market. The fund's energy investments focused on exploration and production companies such as Apache Corp. and Devon Energy Corp., which continued to perform well as commodity prices rose (2.5% and 2.4% of net assets, respectively). Major health care holdings such as Baxter International, Inc. and Abbott Laboratories (1.9% and 2.6% of net assets, respectively) were viewed as safe havens and broke even for the period despite the market's negative tone. More important, the fund's financial investments, notably Berkshire Hathaway, Inc. and State Street Corp. (1.5% and 1.9% of net assets, respectively), were insulated from the balance sheet difficulties that plagued many banks and brokerages during the period.

■  A considerable amount of uncertainty clouds the economic forecast for the months ahead, as the outlook for corporate earnings is less favorable than it was a year ago. We plan to continue to look for contrarian opportunities, using our proprietary screening models. Recent market volatility has aided our cause as declining prices have increased the number of securities suitable for consideration by the fund.

1The Russell 1000 Index measures the performance of 1,000 of the largest US companies, based on market capitalization. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

6-month (cumulative) return as of 03/31/08

–6.45%

Class A shares (without sales charge)

–12.41%

Russell 1000 Index

Morningstar Style Box

The Morningstar Style Box(TM) reveals a fund's investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows a fund's investment style (value, blend or growth). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of month-end. Although the data is gathered from reliable sources, Morningstar cannot guarantee its completeness and accuracy. Information shown is as of 02/29/08.

Fund Profile (continued) – Columbia Common Stock Fund

Portfolio Management

Guy Pope has managed or co-managed the fund since March 2005 and has been with the advisor or its predecessors or affiliate organizations since 1993.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for the fund may differ from that presented for other Columbia Funds.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Performance Information – Columbia Common Stock Fund

Performance of a $10,000 investment 04/01/98 – 03/31/08 ($)

Sales charge	without	with
Class A	13,858	13,061
Class B	12,912	12,912
Class C	12,910	12,910
Class T	13,728	12,938
Class Z	14,161	n/a

The table above shows the growth in value of a hypothetical $10,000 investment in each share class of Columbia Common Stock Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Average annual total return as of 03/31/08 (%)

Share class	A		B		C		T		Z
Inception	11/01/98		11/01/98		12/09/02		02/12/93		12/14/92
Sales charge	without	with	without	with	without	with	without	with	without
6-month (cumulative)	–6.45	–11.84	–6.75	–10.97	–6.82	–7.67	–6.40	–11.79	–6.32
1-year	3.28	–2.68	2.54	–2.09	2.46	1.53	3.25	–2.68	3.50
5-year	12.12	10.81	11.30	11.04	11.27	11.27	12.07	10.75	12.40
10-year	3.32	2.71	2.59	2.59	2.59	2.59	3.22	2.61	3.54

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A and T shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

The returns for Class A and Class B shares include the returns of Prime A shares (for Class A shares) and Prime B shares (for Class B shares) of the Galaxy Growth & Income Fund for periods prior to December 9, 2002, the date on which Class A and Class B shares were initially offered by the fund. The returns shown for Class A shares and Class B shares also include the returns of Retail A shares of the Galaxy Growth & Income Fund (adjusted to reflect the sales charge applicable to Class A shares and Class B shares, respectively) for periods prior to the inception of Prime A and Prime B shares (November 1, 1998). Class A and Class B shares generally would have had substantially similar returns to Prime A shares and Prime B shares, respectively, and Retail A shares because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for Class A and Class B shares exceed expenses paid by Prime A shares and Prime B shares, respectively, or Retail A shares. The returns shown for Class C shares include the returns of Prime B shares of the Galaxy Growth & Income Fund (adjusted to reflect the sales charge applicable to Class C shares) for periods prior to December 9, 2002, the date on which Class C shares were initially offered by the fund. The returns shown for Class C shares also include the returns of Retail A shares of the Galaxy Growth & Income Fund (adjusted to reflect the sales charges applicable to Class C shares) for periods prior to the inception of Prime B shares (November 1, 1998). Class C shares generally would have had substantially similar returns to Retail A or Prime B shares because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for Class C shares exceed expenses paid by Retail A and Prime B shares. The returns for Class T shares include the returns of Retail A shares of the Galaxy Growth & Income Fund for periods prior to December 9, 2002, the date on which Class T shares were initially offered by the fund. Retail A shares were initially offered on February 12, 1993. The returns for Class Z shares include returns of Trust shares of the Galaxy Growth & Income Fund for periods prior to December 9, 2002, the date on which Class Z shares were initially offered by the fund. Trust shares were initially offered December 14, 1995.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.24
Class B	1.99
Class C	1.99
Class T	1.29
Class Z	0.99

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

Net asset value per share

as of 03/31/08 ($)

Class A	13.14
Class B	12.36
Class C	12.36
Class T	13.05
Class Z	13.21

Distributions declared per share

10/01/07 – 03/31/08 ($)

Class A	1.52
Class B	1.47
Class C	1.47
Class T	1.51
Class Z	1.56

Understanding Your Expenses – Columbia Common Stock Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■   For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■   For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

10/01/07 – 03/31/08

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	935.50	1,019.30	5.52	5.76	1.14
Class B	1,000.00	1,000.00	932.50	1,015.55	9.13	9.52	1.89
Class C	1,000.00	1,000.00	931.80	1,015.55	9.13	9.52	1.89
Class T	1,000.00	1,000.00	936.00	1,019.05	5.76	6.01	1.19
Class Z	1,000.00	1,000.00	936.80	1,020.55	4.31	4.50	0.89

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Fund Profile – Columbia Small Cap Core Fund

Summary

■  For the six-month period that ended March 31, 2008, the fund's Class A shares returned negative 12.00% without sales charge. The fund's benchmarks, the S&P SmallCap 600 Index and the Russell 2000 Index returned negative 13.43% and negative 14.02%, respectively, for the same period.1 The average return of the fund's peer group, the Lipper Small-Cap Core Funds Classification, was negative 14.98%.2 We believe that the fund's contrarian approach, combined with its emphasis on quality, helped it weather the market downturn better than its benchmarks and peer group average.

■  There were few places to hide during the past six months, as small-caps suffered steep declines along with the rest of the market. However, the fund was positioned for the slow economic growth that materialized during the period, with its overweight in the energy and utilities sectors and underweight in consumer discretionary stocks. Nevertheless, consumer stocks were a significant drag on performance, and technology accounted for approximately one third of the fund's negative return. However, we increased the fund's technology holdings as valuations became attractive. We selected companies that we believed could maintain solid balance sheets and positive earnings, including Plexus Corp., FARO Technologies, Inc., and TNS, Inc. (1.0%, 0.8% and 0.6% of net assets, respectively).

■  Acquisitions figured positively into the fund's return. Although merger and acquisition activity slowed, the fund benefited as Lifecore Biomedical, Inc., was purchased by a private equity firm at a 30 percent premium. Criticare Systems, Inc., (0.2% of net assets) announced plans to be acquired at a 65 percent premium over the average stock price for the prior three months. Also in the health care sector, Perrigo, Co., a maker of generic over-the-counter drugs, performed well, given its recent approval for a generic version of Prilosec, a top-selling heartburn medicine. The stock made a significant contribution to performance before we scaled back the position to 0.1% of net assets at the end of the period.

■  Looking forward, we plan to continue to emphasize quality companies, paying close attention to balance sheets. We plan to increase the fund's exposure to financials opportunistically, seeking companies with strong asset quality and avoiding companies with complex products. In addition, we hope to identify opportunities among the smallest companies at the lower-end of the market capitalization spectrum.

1The Russell 2000 Index tracks the performance of the 2,000 smallest of the 3,000 largest US companies based on market capitalization. The Standard & Poor's SmallCap 600 Composite Index (S&P SmallCap 600) tracks the performance of 600 domestic companies traded on the New York Stock Exchange, the American Stock Exchange and NASDAQ. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

6-month (cumulative) return as of 03/31/08

–12.00%

Class A shares (without sales charge)

–14.02%

Russell 2000 Index

–13.43%

S&P SmallCap 600 Index

Morningstar Style Box

The Morningstar Style Box(TM) reveals a fund's investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows a fund's investment style (value, blend or growth). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of month-end. Although the data is gathered from reliable sources, Morningstar cannot guarantee its completeness and accuracy. Information shown is as of 02/29/08.

Fund Profile (continued) – Columbia Small Cap Core Fund

Portfolio Management

Peter Larson is the lead manager for Columbia Small Cap Core Fund. He has managed the fund since 1992 and has been with the advisor or its predecessors or affiliate organizations since 1963.

Richard D'Auteuil has co-managed the fund since September 2005 and has been with the advisor or its predecessors or affiliate organizations since 1993.

Allyn Seymour has co-managed the fund since September 2005 and has been with the advisor or its predecessors or affiliate organizations since 1993.

Alfred F. Alley has co-managed the fund since January 2007 and has been with the advisor or its predecessors or affiliate organizations since 2005.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for the fund may differ from that presented for other Columbia Funds.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investing in small-cap stocks may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid than investments in large companies.

Performance Information – Columbia Small Cap Core Fund

Performance of a $10,000 investment 04/01/98 – 03/31/08 ($)

Sales charge	without	with
Class A	22,069	20,805
Class B	20,514	20,514
Class C	20,537	20,537
Class T	21,778	20,531
Class Z	22,615	n/a

The table above shows the growth in value of a hypothetical $10,000 investment in each share class of Columbia Small Cap Core Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Average annual total return as of 03/31/08 (%)

Share class	A		B		C		T		Z
Inception	11/01/98		11/01/98		11/18/02		02/12/93		12/14/92
Sales charge	without	with	without	with	without	with	without	with	without
6-month (cumulative)	–12.00	–17.05	–12.33	–15.84	–12.26	–12.96	–11.97	–17.04	–11.81
1-year	–9.60	–14.81	–10.28	–13.87	–10.25	–10.97	–9.59	–14.81	–9.36
5-year	14.19	12.86	13.33	13.09	13.34	13.34	14.14	12.79	14.49
10-year	8.24	7.60	7.45	7.45	7.46	7.46	8.09	7.46	8.50

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A and Class T shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes a shareholder may pay on fund distributions or on the redemption of fund shares.

On October 7, 2005, Columbia Small Cap Fund was renamed Columbia Small Cap Core Fund. Prior to November 18, 2002, the fund was named Galaxy Small Cap Value Fund, and offered Retail A, Retail B, Trust, Prime A and Prime B share classes. On that day, the fund changed its name to Liberty Small Cap Fund and began offering Class A, B, C and Z shares. The returns for Class A and Class B shares include returns of Prime A shares and Retail A shares (for Class A shares) and Prime B shares and Retail A shares (for Class B shares) of the former Galaxy Small Cap Value Fund for periods prior to the inception of Class A and Class B shares. Class C share performance information includes returns of the Retail A shares of the former Galaxy Small Cap Value Fund for periods prior to the inception of Class C shares. The returns for Class T shares include the returns of Retail A shares of the Galaxy Small Cap Value Fund for periods prior to November 18, 2002. Retail A shares were initially offered on February 12, 1993. The returns for Class Z shares include the returns of Trust shares of the Galaxy Small Cap Value Fund, for periods prior to November 18, 2002. Total returns are not restated to reflect any expense differential (such as Rule 12b-1 fees) between any of the share classes. Had the expense differential been reflected, the returns for the periods prior to the inception of Class A, Class B and Class C shares would have been lower.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.26
Class B	2.01
Class C	2.01
Class T	1.31
Class Z	1.01

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

Net asset value per share

as of 03/31/08 ($)

Class A	14.28
Class B	13.15
Class C	13.17
Class T	14.09
Class Z	14.55

Distributions declared per share

10/01/07 – 03/31/08 ($)

Class A	3.67
Class B	3.64
Class C	3.64
Class T	3.66
Class Z	3.72

Understanding Your Expenses – Columbia Small Cap Core Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

10/01/07 – 03/31/08

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	880.00	1,018.70	5.92	6.36	1.26
Class B	1,000.00	1,000.00	876.70	1,014.95	9.43	10.13	2.01
Class C	1,000.00	1,000.00	877.40	1,014.95	9.43	10.13	2.01
Class T	1,000.00	1,000.00	880.30	1,018.45	6.16	6.61	1.31
Class Z	1,000.00	1,000.00	881.90	1,019.95	4.75	5.10	1.01

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Investment Portfolio – Columbia Asset Allocation Fund

March 31, 2008 (Unaudited)

Common Stocks – 62.0%
	Shares	Value ($)
Consumer Discretionary – 5.8%
Auto Components – 0.3%
American Axle & Manufacturing Holdings, Inc.	320	6,560
BorgWarner, Inc.	1,970	84,769
Continental AG	2,037	207,577
Denso Corp.	8,300	269,040
Johnson Controls, Inc.	2,100	70,980
Modine Manufacturing Co.	600	8,694
Stanley Electric Co., Ltd.	7,600	187,280
Toyota Boshoku Corp.	4,400	132,269
Auto Components Total		967,169
Automobiles – 0.2%
Dongfeng Motor Group Co., Ltd., Class H	410,000	183,599
Ford Motor Co. (a)	6,400	36,608
General Motors Corp.	7,300	139,065
Toyota Motor Corp.	6,100	307,421
Automobiles Total		666,693
Distributors – 0.0%
Building Materials Holding Corp.	1,300	5,694
Inchcape PLC	12,888	102,806
Distributors Total		108,500
Diversified Consumer Services – 0.1%
Apollo Group, Inc., Class A (a)	600	25,920
Capella Education Co. (a)	756	41,278
DeVry, Inc.	1,473	61,630
Regis Corp.	550	15,120
Sotheby's	809	23,388
Strayer Education, Inc.	247	37,667
Diversified Consumer Services Total		205,003
Hotels, Restaurants & Leisure – 1.1%
Bally Technologies, Inc. (a)	410	14,079
Benihana, Inc., Class A (a)	140	1,578
Bob Evans Farms, Inc.	530	14,623
Buffalo Wild Wings, Inc. (a)	1,129	27,661
Burger King Holdings, Inc.	12,050	333,303
Carnival Corp. (b)	14,900	603,152
CEC Entertainment, Inc. (a)	420	12,130
Ctrip.com International Ltd., ADR	830	44,007
Genting Berhad	114,900	236,236
International Game Technology, Inc. (b)	10,250	412,152
Kangwon Land, Inc.	6,780	140,181
Landry's Restaurants, Inc.	710	11,559
McDonald's Corp.	10,620	592,277
O'Charleys, Inc.	710	8,179

	Shares	Value ($)
Paddy Power PLC	8,161	301,729
Red Robin Gourmet Burgers, Inc. (a)	700	26,299
Royal Caribbean Cruises Ltd.	2,200	72,380
Starwood Hotels & Resorts Worldwide, Inc.	2,000	103,500
Vail Resorts, Inc. (a)	678	32,741
WMS Industries, Inc. (a)	2,255	81,112
Wynn Resorts Ltd.	430	43,275
Yum! Brands, Inc.	1,800	66,978
Hotels, Restaurants & Leisure Total		3,179,131
Household Durables – 0.5%
American Greetings Corp., Class A	1,330	24,671
CSS Industries, Inc.	390	13,634
Ethan Allen Interiors, Inc.	500	14,215
Furniture Brands International, Inc.	1,080	12,636
Matsushita Electric Industrial Co., Ltd.	19,000	412,837
NVR, Inc. (a)	70	42,130
Skyline Corp.	343	9,542
Sony Corp., ADR	24,600	985,722
Tempur-Pedic International, Inc.	1,650	18,150
Universal Electronics, Inc. (a)	460	11,137
Household Durables Total		1,544,674
Internet & Catalog Retail – 0.1%
Amazon.com, Inc. (a)	3,900	278,070
Priceline.com, Inc. (a)	584	70,582
Shutterfly, Inc. (a)	2,450	36,432
Internet & Catalog Retail Total		385,084
Leisure Equipment & Products – 0.1%
Hasbro, Inc.	1,200	33,480
MarineMax, Inc. (a)	620	7,725
Nautilus Group, Inc.	1,130	3,718
Nikon Corp.	7,000	187,265
Leisure Equipment & Products Total		232,188
Media – 0.9%
Central European Media Enterprises Ltd., Class A (a)	520	44,320
Comcast Corp., Class A (b)	34,500	667,230
DIRECTV Group, Inc. (a)	13,300	329,707
Knology, Inc. (a)	2,114	27,376
Lamar Advertising Co., Class A (a)	990	35,571
Liberty Global, Inc., Class A (a)	950	32,376
Marvel Entertainment, Inc. (a)	2,560	68,582
Regal Entertainment Group, Class A	1,800	34,722
Viacom, Inc., Class B (a)	23,500	931,070
Vivendi	10,987	429,802
Media Total		2,600,756

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund

March 31, 2008 (Unaudited)

Common Stocks (continued)
	Shares	Value ($)
Multiline Retail – 0.7%
J.C. Penney Co., Inc.	16,790	633,151
Macy's, Inc.	32,696	753,970
Nordstrom, Inc. (b)	15,800	515,080
Saks, Inc. (a)	3,500	43,645
Multiline Retail Total		1,945,846
Specialty Retail – 1.2%
Abercrombie & Fitch Co., Class A	3,770	275,738
Advance Auto Parts, Inc.	1,300	44,265
Aeropostale, Inc. (a)	1,052	28,520
America's Car-Mart, Inc. (a)	1,621	20,408
Best Buy Co., Inc. (b)	10,700	443,622
Citi Trends, Inc. (a)	1,320	24,354
Collective Brands, Inc. (a)	590	7,151
Esprit Holdings Ltd.	16,700	200,238
GameStop Corp., Class A (a)	7,530	389,376
Home Depot, Inc.	27,400	766,378
J Crew Group, Inc. (a)	820	36,219
Lowe's Companies, Inc.	14,500	332,630
Men's Wearhouse, Inc.	820	19,081
Monro Muffler Brake, Inc.	980	16,562
OfficeMax, Inc. (b)	14,800	283,272
Rent-A-Center, Inc. (a)	1,119	20,534
TJX Companies, Inc.	2,250	74,408
Urban Outfitters, Inc. (a)(b)	20,830	653,021
Zale Corp. (a)	540	10,670
Specialty Retail Total		3,646,447
Textiles, Apparel & Luxury Goods – 0.6%
Coach, Inc. (a)	1,650	49,747
CROCS, Inc. (a)	1,180	20,615
Deckers Outdoor Corp. (a)	370	39,893
Delta Apparel, Inc.	480	2,899
Fossil, Inc. (a)	1,270	38,786
Hampshire Group Ltd. (a)	871	7,839
Hartmarx Corp. (a)	1,643	4,798
NIKE, Inc., Class B	10,130	688,840
Phillips-Van Heusen Corp.	1,170	44,366
Polo Ralph Lauren Corp.	1,200	69,948
V.F. Corp.	7,400	573,574
Warnaco Group, Inc. (a)	1,350	53,244
Wolverine World Wide, Inc.	600	17,406
Textiles, Apparel & Luxury Goods Total		1,611,955
Consumer Discretionary Total		17,093,446
Consumer Staples – 6.2%
Beverages – 1.1%
Central European Distribution Corp. (a)	525	30,550
Diageo PLC, ADR	7,851	638,443

	Shares	Value ($)
Fomento Economico Mexicano SAB de CV, ADR	7,615	318,155
Heineken NV	3,366	195,604
MGP Ingredients, Inc.	1,619	11,317
Molson Coors Brewing Co., Class B	9,400	494,158
Pepsi Bottling Group, Inc.	2,200	74,602
PepsiCo, Inc.	21,100	1,523,420
Beverages Total		3,286,249
Food & Staples Retailing – 0.9%
BJ's Wholesale Club, Inc. (a)	2,130	76,020
Kroger Co.	4,300	109,220
Longs Drug Stores Corp.	1,038	44,073
Ruddick Corp.	360	13,270
Sysco Corp. (b)	20,300	589,106
Wal-Mart Stores, Inc.	34,100	1,796,388
Weis Markets, Inc.	760	26,197
Food & Staples Retailing Total		2,654,274
Food Products – 1.3%
American Italian Pasta Co., Class A (a)	840	4,578
Bunge Ltd.	400	34,752
China Milk Products Group Ltd.	187,000	89,005
ConAgra Foods, Inc.	43,600	1,044,220
Dean Foods Co.	2,900	58,261
Flowers Foods, Inc.	971	24,032
Fresh Del Monte Produce, Inc. (a)	313	11,393
H.J. Heinz Co.	12,420	583,367
Hershey Co.	1,400	52,738
J & J Snack Foods Corp.	298	8,186
Lancaster Colony Corp.	460	18,382
Lance, Inc.	620	12,152
Maui Land & Pineapple Co., Inc. (a)	490	15,626
Nestle SA, Registered Shares	705	352,438
Ralcorp Holdings, Inc. (a)	330	19,190
Smithfield Foods, Inc. (a)(b)	13,975	359,996
Toyo Suisan Kaisha Ltd.	12,000	180,852
Tyson Foods, Inc., Class A (b)	23,400	373,230
Unilever PLC	14,509	489,516
Wm. Wrigley Jr. Co.	720	45,245
Food Products Total		3,777,159
Household Products – 0.4%
Clorox Co.	1,200	67,968
Colgate-Palmolive Co.	13,300	1,036,203
Household Products Total		1,104,171
Personal Products – 0.7%
Avon Products, Inc.	45,530	1,800,256
Bare Escentuals, Inc. (a)	1,880	44,030
Chattem, Inc. (a)	619	41,064

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund

March 31, 2008 (Unaudited)

Common Stocks (continued)
	Shares	Value ($)
Estee Lauder Companies, Inc., Class A	1,200	55,020
Herbalife Ltd.	1,230	58,425
NBTY, Inc. (a)	480	14,376
Shiseido Co., Ltd.	10,000	264,609
Personal Products Total		2,277,780
Tobacco – 1.8%
Altria Group, Inc.	35,726	793,117
British American Tobacco PLC	5,325	199,824
Imperial Tobacco Group PLC	3,210	147,666
Japan Tobacco, Inc.	83	416,155
Loews Corp. - Carolina Group	26,420	1,916,771
Philip Morris International, Inc. (a)	36,526	1,847,485
Tobacco Total		5,321,018
Consumer Staples Total		18,420,651
Energy – 7.0%
Energy Equipment & Services – 2.3%
Atwood Oceanics, Inc. (a)	649	59,526
Cameron International Corp. (a)	1,560	64,958
Complete Production Services, Inc. (a)	572	13,122
Core Laboratories NV (a)	370	44,141
Diamond Offshore Drilling, Inc.	1,040	121,056
Dril-Quip, Inc. (a)	1,415	65,755
Exterran Holdings, Inc. (a)(b)	4,000	258,160
FMC Technologies, Inc. (a)	780	44,374
Grey Wolf, Inc. (a)	2,430	16,475
Halliburton Co. (b)	37,904	1,490,764
Key Energy Services, Inc. (a)	830	11,139
Lufkin Industries, Inc.	222	14,168
Nabors Industries Ltd. (a)	26,600	898,282
National-Oilwell Varco, Inc. (a)	2,940	171,637
Noble Corp.	1,110	55,134
Oceaneering International, Inc. (a)	640	40,320
Oil States International, Inc. (a)	300	13,443
Patterson-UTI Energy, Inc.	570	14,923
Pioneer Drilling Co. (a)	184	2,931
Rowan Companies, Inc.	1,075	44,269
Schlumberger Ltd.	8,200	713,400
Technip SA	3,185	246,490
TGC Industries, Inc. (a)	836	7,056
TGS Nopec Geophysical Co. ASA (a)	17,450	254,156
Tidewater, Inc.	970	53,457
Transocean, Inc. (a)	6,692	904,758
TriCo Marine Services, Inc. (a)	671	26,149
W-H Energy Services, Inc. (a)	690	47,506
Weatherford International Ltd. (a)	13,300	963,851
Wellstream Holdings PLC (a)	5,684	148,373
Energy Equipment & Services Total		6,809,773

	Shares	Value ($)
Oil, Gas & Consumable Fuels – 4.7%
Alpha Natural Resources, Inc. (a)	940	40,834
Atlas America, Inc.	412	24,901
Berry Petroleum Co., Class A	755	35,100
Bois d'Arc Energy, Inc. (a)	570	12,249
BP PLC, ADR	7,706	467,369
Cabot Oil & Gas Corp.	1,100	55,924
Chesapeake Energy Corp.	1,390	64,149
Comstock Resources, Inc. (a)	1,330	53,599
Concho Resources, Inc. (a)	2,668	68,408
ConocoPhillips	17,238	1,313,708
CONSOL Energy, Inc. (b)	9,510	657,997
Continental Resources, Inc. (a)	3,564	113,656
Denbury Resources, Inc. (a)	3,580	102,209
Devon Energy Corp.	4,600	479,918
Exxon Mobil Corp.	37,575	3,178,093
Forest Oil Corp. (a)	1,500	73,440
Frontier Oil Corp.	2,060	56,156
Harvest Natural Resources, Inc. (a)	1,610	19,417
Hess Corp.	16,375	1,443,947
Holly Corp.	810	35,162
Newfield Exploration Co. (a)(b)	12,900	681,765
Nordic American Tanker Shipping	395	11,060
Occidental Petroleum Corp.	23,100	1,690,227
Peabody Energy Corp.	2,410	122,910
PetroChina Co., Ltd., Class H	230,000	287,622
PetroHawk Energy Corp. (a)	1,144	23,074
Range Resources Corp.	820	52,029
Royal Dutch Shell PLC, Class B	6,858	230,841
Southwestern Energy Co. (a)(b)	15,202	512,155
StatoilHydro ASA	9,550	287,161
Stone Energy Corp. (a)	330	17,262
Swift Energy Co. (a)	230	10,348
Tesoro Corp.	1,300	39,000
Total SA	6,802	505,790
Valero Energy Corp.	8,300	407,613
Western Refining, Inc.	511	6,883
Williams Companies, Inc.	2,930	96,631
XTO Energy, Inc.	8,125	502,613
Yanzhou Coal Mining Co., Ltd., Class H	142,000	199,783
Oil, Gas & Consumable Fuels Total		13,981,003
Energy Total		20,790,776
Financials – 10.7%
Capital Markets – 1.8%
Affiliated Managers Group, Inc. (a)	680	61,703
Ameriprise Financial, Inc.	2,200	114,070
BlackRock, Inc., Class A	270	55,129

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund

March 31, 2008 (Unaudited)

Common Stocks (continued)
	Shares	Value ($)
Credit Suisse Group, Registered Shares	7,857	399,834
Deutsche Bank AG, Registered Shares	3,952	447,123
GFI Group, Inc.	582	33,349
Goldman Sachs Group, Inc.	11,670	1,930,101
Janus Capital Group, Inc.	1,640	38,163
Lazard Ltd., Class A (b)	9,300	355,260
Merrill Lynch & Co., Inc. (b)	11,200	456,288
Morgan Stanley	8,900	406,730
Piper Jaffray Companies, Inc. (a)	450	15,282
State Street Corp. (b)	6,000	474,000
T. Rowe Price Group, Inc.	1,380	69,000
TD Ameritrade Holding Corp. (a)(b)	26,700	440,817
Thomas Weisel Partners Group, Inc. (a)	856	5,667
Waddell & Reed Financial, Inc., Class A	2,920	93,820
Capital Markets Total		5,396,336
Commercial Banks – 3.4%
Australia & New Zealand Banking Group Ltd.	8,786	181,820
BancFirst Corp.	356	16,298
Banco Bilbao Vizcaya Argentaria SA	24,892	548,210
Banco Santander SA	34,984	697,015
BancTrust Financial Group, Inc.	1,128	12,126
Bank of Granite Corp.	1,259	13,824
Bank of Hawaii Corp.	1,900	94,164
Bank of Ireland	11,647	173,397
Barclays PLC	42,208	382,142
BNP Paribas	2,166	218,885
Bryn Mawr Bank Corp.	687	14,729
Bumiputra-Commerce Holdings Berhad	43,100	134,678
Cambridge Bancorp	3	83
Capital Corp. of the West	896	7,186
Capitol Bancorp Ltd.	815	17,229
Chemical Financial Corp.	960	22,886
City National Corp.	1,300	64,298
Columbia Banking System, Inc.	590	13,204
Comerica, Inc.	1,900	66,652
Community Trust Bancorp, Inc.	438	12,833
Cullen/Frost Bankers, Inc.	1,500	79,560
DBS Group Holdings Ltd.	17,000	223,602
First Citizens BancShares, Inc., Class A	163	22,714
First Financial Corp.	640	19,699
First Midwest Bancorp, Inc.	1,140	31,658
First National Bank of Alaska	6	11,100
HBOS PLC	10,694	118,816

	Shares	Value ($)
HSBC Holdings PLC (c)	23,442	386,088
Industrial & Commercial Bank of China, Class H	167,000	116,147
KeyCorp	2,600	57,070
Marshall & Ilsley Corp. (b)	19,605	454,836
Mass Financial Corp., Class A (a)	1,750	7,893
Merchants Bancshares, Inc.	653	14,941
Mizuho Financial Group, Inc.	40	147,421
Northrim BanCorp, Inc.	767	13,944
PNC Financial Services Group, Inc. (b)	11,346	743,957
Societe Generale	2,913	284,734
Societe Generale NV (a)	759	73,035
South Financial Group, Inc.	1,150	17,089
Sterling Bancorp NY	1,040	16,151
SVB Financial Group (a)	1,300	56,732
Swedbank AB, Class A	10,500	294,683
Taylor Capital Group, Inc.	695	11,412
TCF Financial Corp.	3,700	66,304
U.S. Bancorp (b)	44,639	1,444,518
UMB Financial Corp.	630	25,956
United Overseas Bank Ltd.	25,000	349,721
Wachovia Corp. (b)	12,879	347,733
Wells Fargo & Co.	54,166	1,576,231
West Coast Bancorp	840	12,256
Westpac Banking Corp.	14,945	325,697
Whitney Holding Corp.	1,110	27,517
Zions Bancorporation	725	33,024
Commercial Banks Total		10,103,898
Consumer Finance – 0.1%
Advance America Cash Advance Centers, Inc.	2,440	18,422
Cash America International, Inc.	970	35,308
ORIX Corp.	780	106,680
Consumer Finance Total		160,410
Diversified Financial Services – 1.5%
Citigroup, Inc.	29,152	624,436
CME Group, Inc.	1,068	500,999
Fortis	7,947	199,805
IntercontinentalExchange, Inc. (a)	280	36,540
JPMorgan Chase & Co.	63,003	2,705,979
Medallion Financial Corp.	1,628	14,717
Nasdaq OMX Group (a)	8,000	309,280
Nymex Holdings, Inc.	250	22,657
Portfolio Recovery Associates, Inc.	581	24,919
Diversified Financial Services Total		4,439,332
Insurance – 2.4%
ACE Ltd.	24,400	1,343,464
American International Group, Inc.	13,835	598,364

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund

March 31, 2008 (Unaudited)

Common Stocks (continued)
	Shares	Value ($)
American Physicians Capital, Inc.	245	11,358
Amerisafe, Inc. (a)	552	6,977
Aon Corp.	13,900	558,780
Assurant, Inc.	8,500	517,310
Aviva PLC	17,399	213,190
Axis Capital Holdings Ltd.	7,742	263,073
Baldwin & Lyons, Inc., Class B	650	16,692
Baloise Holding AG, Registered Shares	3,780	376,003
Brit Insurance Holdings PLC	53,518	257,253
CNA Surety Corp. (a)	690	10,612
Delphi Financial Group, Inc., Class A	600	17,538
EMC Insurance Group, Inc.	731	19,656
Genworth Financial, Inc., Class A	2,600	58,864
Harleysville Group, Inc.	490	17,684
Hartford Financial Services Group, Inc.	8,252	625,254
Horace Mann Educators Corp.	1,181	20,644
IPC Holdings Ltd.	630	17,640
Loews Corp.	22,300	896,906
Mercury General Corp.	260	11,521
National Western Life Insurance Co., Class A	77	16,693
Navigators Group, Inc. (a)	424	23,066
Phoenix Companies, Inc.	2,300	28,083
Platinum Underwriters Holdings Ltd.	1,900	61,674
ProAssurance Corp. (a)	746	40,157
ProCentury Corp.	1,515	27,270
Prudential Financial, Inc.	7,500	586,875
RAM Holdings Ltd. (a)	3,145	7,139
RLI Corp.	366	18,143
Safety Insurance Group, Inc.	460	15,700
Stewart Information Services Corp.	500	13,995
Swiss Reinsurance, Registered Shares	5,300	463,390
United America Indemnity Ltd., Class A (a)	1,450	27,927
Insurance Total		7,188,895
Real Estate Investment Trusts (REITs) – 0.9%
Alexandria Real Estate Equities, Inc.	780	72,322
BioMed Realty Trust, Inc.	760	18,156
Boston Properties, Inc.	550	50,639
Corporate Office Properties Trust	190	6,386
Digital Realty Trust, Inc.	1,497	53,144
DuPont Fabros Technology, Inc.	819	13,505
Equity Residential Property Trust	1,200	49,788
Franklin Street Properties Corp.	1,514	21,680
General Growth Properties, Inc. (b)	14,400	549,648
Getty Realty Corp.	610	9,717
Home Properties, Inc.	1,342	64,403

	Shares	Value ($)
LaSalle Hotel Properties	690	19,824
Macerich Co.	530	37,243
National Health Investors, Inc.	392	12,250
Nationwide Health Properties, Inc.	1,516	51,165
Plum Creek Timber Co., Inc. (b)	18,350	746,845
Potlatch Corp.	600	24,762
ProLogis	1,840	108,302
Rayonier, Inc.	13,800	599,472
Sun Communities, Inc.	1,020	20,910
SWA Reit Ltd. (d)	1,200	777
Universal Health Realty Income Trust	530	17,649
Urstadt Biddle Properties, Inc., Class A	1,140	17,932
Real Estate Investment Trusts (REITs) Total		2,566,519
Real Estate Management & Development – 0.3%
Emaar Properties PJSC	60,725	181,054
Hongkong Land Holdings Ltd.	59,000	244,680
Jones Lang LaSalle, Inc.	470	36,350
Swire Pacific Ltd., Class A	22,500	255,278
Real Estate Management & Development Total		717,362
Thrifts & Mortgage Finance – 0.3%
Bank Mutual Corp.	1,840	19,762
BankFinancial Corp.	1,130	17,978
Beneficial Mutual Bancorp, Inc. (a)	1,431	14,152
Brookline Bancorp, Inc.	2,140	24,567
Clifton Savings Bancorp, Inc.	1,073	10,816
Corus Bankshares, Inc.	2,105	20,482
ESSA Bancorp, Inc. (a)	625	7,344
Fannie Mae	12,900	339,528
Federal Home Loan Mortgage	16,500	417,780
Flagstar BanCorp, Inc.	3,180	22,960
Home Federal Bancorp, Inc.	1,450	17,385
Hudson City Bancorp, Inc.	2,270	40,133
TrustCo Bank Corp. NY	1,360	12,090
United Financial Bancorp, Inc. (d)	959	10,626
Washington Federal, Inc.	670	15,303
Westfield Financial, Inc.	1,579	15,427
Thrifts & Mortgage Finance Total		1,006,333
Financials Total		31,579,085
Health Care – 6.8%
Biotechnology – 0.9%
Acadia Pharmaceuticals, Inc. (a)	2,058	18,645
Alexion Pharmaceuticals, Inc. (a)	590	34,987
Array Biopharma, Inc. (a)	2,919	20,462
BioMarin Pharmaceuticals, Inc. (a)(b)	14,986	530,055
Celgene Corp. (a)	650	39,838

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund

March 31, 2008 (Unaudited)

Common Stocks (continued)
	Shares	Value ($)
Cephalon, Inc. (a)	750	48,300
Cepheid, Inc. (a)	739	18,024
Genentech, Inc. (a)	7,600	616,968
Genzyme Corp. (a)	7,700	573,958
Gilead Sciences, Inc. (a)	13,600	700,808
Isis Pharmaceuticals, Inc. (a)	1,500	21,165
Lifecell Corp. (a)	620	26,059
Omrix Biopharmaceuticals, Inc. (a)	1,537	21,518
Onyx Pharmaceuticals, Inc. (a)	2,336	67,814
Regeneron Pharmaceuticals, Inc. (a)	983	18,864
Seattle Genetics, Inc. (a)	2,352	21,403
United Therapeutics Corp. (a)	348	30,172
Biotechnology Total		2,809,040
Health Care Equipment & Supplies – 1.3%
Analogic Corp.	270	17,966
ArthroCare Corp. (a)	894	29,815
Baxter International, Inc.	17,800	1,029,196
Beckman Coulter, Inc.	1,343	86,691
Cooper Companies, Inc.	600	20,658
Covidien Ltd. (b)	16,900	747,825
Gen-Probe, Inc. (a)	895	43,139
Haemonetics Corp. (a)	400	23,832
Hologic, Inc. (a)	8,230	457,588
Hospira, Inc. (a)	2,700	115,479
Immucor, Inc. (a)	542	11,566
Insulet Corp. (a)	969	13,954
Integra LifeSciences Holdings Corp. (a)	670	29,125
Intuitive Surgical, Inc. (a)	197	63,897
Mentor Corp.	613	15,766
Meridian Bioscience, Inc.	360	12,035
NuVasive, Inc. (a)	410	14,149
RTI Biologics, Inc. (a)	1,260	11,907
STERIS Corp.	1,030	27,635
Varian Medical Systems, Inc. (a)	1,150	53,866
Wright Medical Group, Inc. (a)	1,275	30,778
Zimmer Holdings, Inc. (a)	11,400	887,604
Health Care Equipment & Supplies Total		3,744,471
Health Care Providers & Services – 1.2%
Alliance Imaging, Inc. (a)	1,850	15,910
Amedisys, Inc. (a)	280	11,015
AmSurg Corp. (a)	540	12,787
Brookdale Senior Living, Inc.	1,296	30,974
Chemed Corp.	314	13,251
CIGNA Corp.	15,710	637,355
Community Health Systems, Inc. (a)	1,600	53,712
Coventry Health Care, Inc. (a)(b)	10,100	407,535
Cross Country Healthcare, Inc. (a)	1,010	12,494
Express Scripts, Inc. (a)	16,540	1,063,853

	Shares	Value ($)
Gentiva Health Services, Inc. (a)	1,200	26,112
Healthspring, Inc. (a)	74	1,042
Kindred Healthcare, Inc. (a)	930	20,339
Laboratory Corp. of America Holdings (a)	1,040	76,627
Magellan Health Services, Inc. (a)	220	8,732
McKesson Corp.	7,820	409,533
Medco Health Solutions, Inc. (a)	8,440	369,588
MWI Veterinary Supply, Inc. (a)	1,065	37,552
NovaMed, Inc. (a)	2,204	8,353
Owens & Minor, Inc.	544	21,401
Pediatrix Medical Group, Inc. (a)	1,120	75,488
Psychiatric Solutions, Inc. (a)	1,514	51,355
RehabCare Group, Inc. (a)	714	10,710
Res-Care, Inc. (a)	1,040	17,836
U.S. Physical Therapy, Inc. (a)	600	8,652
Universal Health Services, Inc., Class B	800	42,952
Health Care Providers & Services Total		3,445,158
Health Care Technology – 0.0%
Cerner Corp. (a)	860	32,061
Health Care Technology Total		32,061
Life Sciences Tools & Services – 1.0%
Affymetrix, Inc. (a)	1,100	19,151
Bio-Rad Laboratories, Inc., Class A (a)	260	23,127
Charles River Laboratories International, Inc. (a)	970	57,172
Covance, Inc. (a)	4,500	373,365
Illumina, Inc. (a)	1,229	93,281
PAREXEL International Corp. (a)	1,130	29,493
Pharmaceutical Product Development, Inc.	1,540	64,526
PharmaNet Development Group, Inc. (a)	2,458	62,015
Thermo Fisher Scientific, Inc. (a)	29,710	1,688,716
Varian, Inc. (a)	1,230	71,242
Waters Corp. (a)(b)	8,820	491,274
Life Sciences Tools & Services Total		2,973,362
Pharmaceuticals – 2.4%
Allergan, Inc.	9,840	554,878
Alpharma, Inc., Class A (a)	730	19,133
AstraZeneca PLC	9,793	366,118
Biovail Corp.	18,983	202,169
Eurand NV (a)	1,290	19,518
Forest Laboratories, Inc. (a)	1,380	55,214
Johnson & Johnson	40,100	2,601,287
Medicis Pharmaceutical Corp., Class A	854	16,815

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund

March 31, 2008 (Unaudited)

Common Stocks (continued)
	Shares	Value ($)
Merck & Co., Inc.	22,200	842,490
Novartis AG, Registered Shares	13,056	669,499
Novo-Nordisk A/S, Class B	2,650	181,327
Roche Holding AG, Genusschein Shares	2,649	498,776
Schering-Plough Corp.	14,900	214,709
Sciele Pharma, Inc. (a)	500	9,750
Takeda Pharmaceutical Co., Ltd.	4,900	247,780
Teva Pharmaceutical Industries Ltd., ADR	14,622	675,390
Pharmaceuticals Total		7,174,853
Health Care Total		20,178,945
Industrials – 7.8%
Aerospace & Defense – 2.1%
AAR Corp. (a)	522	14,235
AerCap Holdings N.V. (a)	1,900	33,402
Boeing Co.	4,500	334,665
Curtiss-Wright Corp.	914	37,913
Esterline Technologies Corp. (a)	390	19,644
Goodrich Corp.	17,730	1,019,652
Hexcel Corp. (a)	1,799	34,379
Honeywell International, Inc.	17,400	981,708
L-3 Communications Holdings, Inc. (b)	6,100	666,974
Moog, Inc., Class A (a)	340	14,351
MTU Aero Engines Holding AG	4,995	210,783
Precision Castparts Corp.	1,050	107,184
Raytheon Co.	12,400	801,164
Rockwell Collins, Inc.	670	38,291
Spirit Aerosystems Holdings, Inc., Class A (a)	2,939	65,187
United Technologies Corp.	26,180	1,801,708
Aerospace & Defense Total		6,181,240
Air Freight & Logistics – 0.0%
C.H. Robinson Worldwide, Inc.	1,190	64,736
Expeditors International Washington, Inc.	870	39,306
HUB Group, Inc., Class A (a)	1,201	39,501
Air Freight & Logistics Total		143,543
Airlines – 0.0%
AirTran Holdings, Inc. (a)	1,080	7,128
Allegiant Travel Co. (a)	2,009	53,078
JetBlue Airways Corp. (a)	1,445	8,381
Skywest, Inc.	660	13,939
Airlines Total		82,526

	Shares	Value ($)
Building Products – 0.1%
Geberit AG, Registered Shares	2,277	339,286
Lennox International, Inc.	450	16,187
NCI Building Systems, Inc. (a)	610	14,762
Universal Forest Products, Inc.	300	9,660
Building Products Total		379,895
Commercial Services & Supplies – 0.5%
ABM Industries, Inc.	530	11,893
Casella Waste Systems, Inc., Class A (a)	1,020	11,149
CBIZ, Inc. (a)	1,380	11,206
CDI Corp.	401	10,045
Consolidated Graphics, Inc. (a)	530	29,706
Dun & Bradstreet Corp.	6,430	523,273
Equifax, Inc.	1,400	48,272
FTI Consulting, Inc. (a)	1,492	105,992
Geo Group, Inc. (a)	1,207	34,327
Healthcare Services Group, Inc.	843	17,399
Huron Consulting Group, Inc. (a)	525	21,814
IHS, Inc., Class A (a)	1,624	104,439
Kimball International, Inc., Class B	860	9,219
Korn/Ferry International (a)	820	13,858
Randstad Holding NV	6,089	286,255
Robert Half International, Inc.	1,430	36,808
Stericycle, Inc. (a)	1,160	59,740
TeleTech Holdings, Inc. (a)	2,386	53,590
United Stationers, Inc. (a)	330	15,741
Commercial Services & Supplies Total		1,404,726
Construction & Engineering – 0.3%
EMCOR Group, Inc. (a)	910	20,211
Foster Wheeler Ltd. (a)	2,180	123,431
Jacobs Engineering Group, Inc. (a)	900	66,231
KHD Humboldt Wedag International Ltd. (a)	830	20,219
Outotec Oyj	5,018	267,262
Quanta Services, Inc. (a)(b)	21,200	491,204
Construction & Engineering Total		988,558
Electrical Equipment – 0.6%
ABB Ltd., ADR	18,653	502,139
ABB Ltd., Registered Shares	12,233	329,423
AMETEK, Inc.	1,220	53,570
Belden CDT, Inc.	450	15,894
Cooper Industries Ltd., Class A	1,300	52,195
First Solar, Inc. (a)	260	60,096
General Cable Corp. (a)	750	44,302
II-VI, Inc. (a)	1,180	44,816
Mitsubishi Electric Corp.	28,000	246,761
Roper Industries, Inc.	1,060	63,006
SunPower Corp., Class A (a)	770	57,373

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund

March 31, 2008 (Unaudited)

Common Stocks (continued)
	Shares	Value ($)
Vestas Wind Systems A/S (a)	2,107	230,576
Woodward Governor Co.	2,310	61,723
Electrical Equipment Total		1,761,874
Industrial Conglomerates – 1.9%
General Electric Co.	101,287	3,748,632
Keppel Corp., Ltd.	40,000	289,827
McDermott International, Inc. (a)	25,390	1,391,880
Teleflex, Inc.	800	38,168
Textron, Inc.	1,250	69,275
Walter Industries, Inc.	500	31,315
Industrial Conglomerates Total		5,569,097
Machinery – 1.6%
Actuant Corp., Class A	1,452	43,865
AGCO Corp. (a)	610	36,527
Axsys Technologies, Inc. (a)	500	24,940
Barnes Group, Inc.	1,838	42,182
Bucyrus International, Inc., Class A	828	84,166
Cummins, Inc.	1,850	86,617
Eaton Corp.	13,600	1,083,512
EnPro Industries, Inc. (a)	730	22,769
Flowserve Corp.	520	54,278
Georg Fischer AG, Registered Shares (a)	402	199,421
Gildemeister AG	2,949	74,115
Glory Ltd.	11,600	250,721
Harsco Corp.	1,220	67,564
Hino Motors Ltd.	29,000	194,245
Joy Global, Inc.	13,500	879,660
Kadant, Inc. (a)	327	9,607
Kennametal, Inc.	2,000	58,860
Komatsu Ltd.	9,800	277,921
Manitowoc Co., Inc.	1,320	53,856
Parker Hannifin Corp. (b)	9,000	623,430
SKF AB, Class B	10,200	205,474
Tennant Co.	755	30,056
Volvo AB, Class B	15,150	229,914
Wabtec Corp.	1,274	47,979
Machinery Total		4,681,679
Marine – 0.1%
Alexander & Baldwin, Inc.	1,200	51,696
DryShips, Inc.	600	35,946
Genco Shipping & Trading Ltd.	518	29,231
U-Ming Marine Transport Corp.	54,000	163,316
Marine Total		280,189
Road & Rail – 0.5%
Amerco, Inc. (a)	230	13,131
Canadian Pacific Railway Ltd.	1,000	64,290

	Shares	Value ($)
Dollar Thrifty Automotive Group, Inc. (a)	350	4,774
Genesee & Wyoming, Inc., Class A (a)	1,372	47,197
Heartland Express, Inc.	800	11,408
Landstar System, Inc.	11,000	573,760
Ryder System, Inc.	170	10,355
Union Pacific Corp. (b)	4,900	614,362
Werner Enterprises, Inc.	1,460	27,097
Road & Rail Total		1,366,374
Trading Companies & Distributors – 0.1%
Itochu Corp.	35,000	347,248
Kaman Corp.	650	18,389
Watsco, Inc.	550	22,781
Trading Companies & Distributors Total		388,418
Industrials Total		23,228,119
Information Technology – 9.7%
Communications Equipment – 1.6%
Anaren, Inc. (a)	1,112	14,078
Bel Fuse, Inc., Class B	270	7,522
Black Box Corp.	411	12,679
Cisco Systems, Inc. (a)	71,045	1,711,474
Corning, Inc.	41,100	988,044
Digi International, Inc. (a)	1,701	19,630
Dycom Industries, Inc. (a)	950	11,410
Harris Corp.	1,180	57,266
Ixia (a)	1,898	14,729
Nokia Oyj	9,764	310,627
Nokia Oyj, ADR	12,200	388,326
Polycom, Inc. (a)	3,045	68,634
QUALCOMM, Inc.	24,100	988,100
Research In Motion Ltd. (a)	380	42,647
Tollgrade Communications, Inc. (a)	730	3,825
Communications Equipment Total		4,638,991
Computers & Peripherals – 2.1%
Apple, Inc. (a)	8,600	1,234,100
Brocade Communications Systems, Inc. (a)	1,390	10,147
Diebold, Inc.	400	15,020
Electronics for Imaging, Inc. (a)	840	12,533
EMC Corp. (a)(b)	84,200	1,207,428
Emulex Corp. (a)	800	12,992
Hewlett-Packard Co.	65,920	3,009,907
International Business Machines Corp.	5,600	644,784
NCR Corp. (a)	3,400	77,622
QLogic Corp. (a)	870	13,354
Stratasys, Inc. (a)	640	11,392
Computers & Peripherals Total		6,249,279

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund

March 31, 2008 (Unaudited)

Common Stocks (continued)
	Shares	Value ($)
Electronic Equipment & Instruments – 0.5%
Agilent Technologies, Inc. (a)(b)	20,850	621,956
Amphenol Corp., Class A	1,220	45,445
Anixter International, Inc. (a)	430	27,537
Arrow Electronics, Inc. (a)	2,000	67,300
Benchmark Electronics, Inc. (a)	870	15,617
Brightpoint, Inc. (a)	1,550	12,958
CPI International, Inc. (a)	860	8,531
Daktronics, Inc.	2,490	44,596
FLIR Systems, Inc. (a)	956	28,766
FUJIFILM Holdings Corp.	10,100	358,823
Itron, Inc. (a)	501	45,205
Mettler-Toledo International, Inc. (a)	400	38,848
MTS Systems Corp.	440	14,194
NAM TAI Electronics, Inc.	1,770	16,992
Plexus Corp. (a)	400	11,220
Rofin-Sinar Technologies, Inc. (a)	1,242	55,766
Vishay Intertechnology, Inc. (a)	1,540	13,952
Electronic Equipment & Instruments Total		1,427,706
Internet Software & Services – 0.9%
Akamai Technologies, Inc. (a)	19,200	540,672
Constant Contact, Inc. (a)	361	5,227
eBay, Inc. (a)	16,400	489,376
Equinix, Inc. (a)	1,144	76,065
Gmarket, Inc., ADR (a)	580	12,424
Google, Inc., Class A (a)	2,222	978,724
Sohu.com, Inc. (a)	550	24,821
United Internet AG, Registered Shares	18,102	389,215
ValueClick, Inc. (a)	1,852	31,947
VeriSign, Inc. (a)	1,240	41,218
VistaPrint Ltd. (a)	880	30,756
Websense, Inc. (a)	1,180	22,125
Internet Software & Services Total		2,642,570
IT Services – 0.6%
CACI International, Inc., Class A (a)	960	43,728
CGI Group, Inc., Class A (a)	20,000	212,382
Cognizant Technology Solutions Corp., Class A (a)	1,940	55,930
Computershare Ltd.	25,304	203,081
CSG Systems International, Inc. (a)	541	6,151
DST Systems, Inc. (a)	500	32,870
Fiserv, Inc. (a)	1,020	49,052
Global Payments, Inc.	930	38,465
Mastercard, Inc., Class A	2,630	586,464
MAXIMUS, Inc.	310	11,380
MPS Group, Inc. (a)	2,530	29,905
Paychex, Inc.	1,310	44,881
Satyam Computer Services Ltd., ADR	2,446	55,255
Visa, Inc. (a)(b)	7,734	482,292
IT Services Total		1,851,836

	Shares	Value ($)
Office Electronics – 0.1%
Canon, Inc.	7,700	356,821
Office Electronics Total		356,821
Semiconductors & Semiconductor Equipment – 1.7%
Actel Corp. (a)	974	14,912
Advanced Energy Industries, Inc. (a)	520	6,895
Altera Corp.	2,150	39,625
Analog Devices, Inc.	1,680	49,594
Applied Materials, Inc.	45,300	883,803
ASML Holding NV, N.Y. Registered Shares (a)	1,590	39,448
Asyst Technologies, Inc. (a)	1,112	3,892
Atheros Communications, Inc. (a)	2,275	47,411
ATMI, Inc. (a)	230	6,401
Cabot Microelectronics Corp. (a)	210	6,752
Exar Corp. (a)	870	7,160
Fairchild Semiconductor International, Inc. (a)	680	8,106
Intel Corp.	64,700	1,370,346
Intersil Corp., Class A (b)	17,475	448,583
KLA-Tencor Corp.	700	25,970
Lam Research Corp. (a)(b)	10,070	384,875
Marvell Technology Group Ltd. (a)	3,150	34,272
Maxim Integrated Products, Inc.	2,270	46,285
Microchip Technology, Inc.	1,170	38,294
MKS Instruments, Inc. (a)	533	11,406
Monolithic Power Systems, Inc. (a)	1,932	34,061
National Semiconductor Corp.	35,100	643,032
Netlogic Microsystems, Inc. (a)	1,779	42,945
NVIDIA Corp. (a)	16,324	323,052
Power Integrations, Inc. (a)	1,661	48,601
RF Micro Devices, Inc. (a)	1,720	4,575
Spansion, Inc., Class A (a)	2,800	7,700
Tessera Technologies, Inc. (a)	545	11,336
Texas Instruments, Inc. (b)	11,400	322,278
Varian Semiconductor Equipment Associates, Inc. (a)	152	4,279
Verigy Ltd. (a)	12,349	232,655
Semiconductors & Semiconductor Equipment Total		5,148,544
Software – 2.2%
ACI Worldwide, Inc. (a)	610	12,151
Activision, Inc. (a)	2,133	58,252
Adobe Systems, Inc. (a)	1,060	37,725
Advent Software, Inc. (a)	630	26,851
Ansoft Corp. (a)	1,399	42,698
ANSYS, Inc. (a)	1,567	54,093
Autodesk, Inc. (a)	1,059	33,337
Blackboard, Inc. (a)	640	21,331

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund

March 31, 2008 (Unaudited)

Common Stocks (continued)
	Shares	Value ($)
BluePhoenix Solutions Ltd. (a)	1,530	12,776
BMC Software, Inc. (a)(b)	11,030	358,696
Captaris, Inc. (a)	1,760	7,779
Citrix Systems, Inc. (a)	1,117	32,762
Concur Technologies, Inc. (a)	389	12,078
Electronic Arts, Inc. (a)(b)	24,700	1,233,024
FactSet Research Systems, Inc.	1,770	95,350
InterVoice, Inc. (a)	890	7,084
Intuit, Inc. (a)	2,460	66,445
Lawson Software, Inc. (a)	720	5,422
McAfee, Inc. (a)	2,230	73,791
Micros Systems, Inc. (a)	682	22,956
Microsoft Corp.	67,880	1,926,434
MSC.Software Corp. (a)	1,390	18,056
Nintendo Co., Ltd.	800	414,429
Nuance Communications, Inc. (a)	1,475	25,680
Oracle Corp. (a)	62,000	1,212,720
Progress Software Corp. (a)	1,310	39,195
Salesforce.com, Inc. (a)(b)	10,800	624,996
SPSS, Inc. (a)	280	10,858
Sybase, Inc. (a)	790	20,777
Synopsys, Inc. (a)	700	15,897
The9 Ltd., ADR (a)	2,050	42,025
Software Total		6,565,668
Information Technology Total		28,881,415
Materials – 3.4%
Chemicals – 1.3%
Agrium, Inc.	800	49,688
Air Products & Chemicals, Inc.	1,300	119,600
Albemarle Corp.	1,225	44,737
BASF AG	3,909	526,072
E.I. Du Pont de Nemours & Co.	7,400	346,024
H.B. Fuller Co.	1,210	24,696
Koppers Holdings, Inc.	799	35,403
Linde AG	2,699	381,518
Minerals Technologies, Inc.	360	22,608
Monsanto Co.	5,100	568,650
Mosaic Co. (a)	510	52,326
Potash Corp. of Saskatchewan, Inc.	4,270	662,873
PPG Industries, Inc.	1,200	72,612
Praxair, Inc.	9,500	800,185
Sensient Technologies Corp.	780	23,002
Syngenta AG, ADR	910	53,244
Terra Industries, Inc. (a)	779	27,678
Chemicals Total		3,810,916

	Shares	Value ($)
Construction Materials – 0.1%
Ciments Francais SA	1,970	328,305
Eagle Materials, Inc.	570	20,263
Construction Materials Total		348,568
Containers & Packaging – 0.1%
AptarGroup, Inc.	830	32,312
Crown Holdings, Inc. (a)	2,100	52,836
Greif, Inc., Class A	999	67,862
Greif, Inc., Class B	492	30,076
Packaging Corp. of America	3,102	69,268
Containers & Packaging Total		252,354
Metals & Mining – 1.6%
Agnico-Eagle Mines Ltd.	650	44,012
Alcoa, Inc.	18,500	667,110
Allegheny Technologies, Inc.	3,515	250,830
Anglo American PLC	3,014	181,078
BHP Biliton PLC	14,858	440,719
Carpenter Technology Corp.	230	12,873
Cleveland-Cliffs, Inc.	550	65,901
Coeur d'Alene Mines Corp. (a)	3,020	12,201
Freeport-McMoRan Copper & Gold, Inc.	13,014	1,252,207
Haynes International, Inc. (a)	240	13,171
Hecla Mining Co. (a)	1,270	14,173
Kaiser Aluminum Corp.	315	21,830
Norsk Hydro ASA	18,900	276,624
Nucor Corp.	5,700	386,118
Rio Tinto PLC	2,620	272,027
RTI International Metals, Inc. (a)	362	16,366
Salzgitter AG	1,884	327,305
SSAB Svenskt Stal AB, Series A	5,100	143,659
Worthington Industries, Inc.	1,030	17,376
Yamato Kogyo Co., Ltd.	8,100	333,294
Metals & Mining Total		4,748,874
Paper & Forest Products – 0.3%
Mercer International, Inc. (a)	1,560	10,873
Weyerhaeuser Co. (b)	12,200	793,488
Paper & Forest Products Total		804,361
Materials Total		9,965,073
Telecommunication Services – 2.3%
Diversified Telecommunication Services – 1.7%
AT&T, Inc.	70,752	2,709,802
Bezeq Israeli Telecommunication Corp., Ltd.	164,297	308,292
Chunghwa Telecom Co., Ltd., ADR	4,884	127,082
Telefonica O2 Czech Republic AS	12,249	393,122

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund

March 31, 2008 (Unaudited)

Common Stocks (continued)
	Shares	Value ($)
Telekomunikacja Polska SA	25,092	249,336
Time Warner Telecom, Inc., Class A (a)(c)	23,126	358,222
Verizon Communications, Inc.	19,385	706,583
Warwick Valley Telephone Co.	800	9,456
Diversified Telecommunication Services Total		4,861,895
Wireless Telecommunication Services – 0.6%
American Tower Corp., Class A (a)	19,474	763,575
China Mobile Ltd.	21,000	314,142
Crown Castle International Corp. (a)	1,800	62,082
KDDI Corp.	29	179,245
Millicom International Cellular SA (a)	475	44,911
Mobile TeleSystems OJSC, ADR	2,529	191,825
Philippine Long Distance Telephone Co., ADR	1,903	126,473
Syniverse Holdings, Inc. (a)	2,383	39,701
Vodafone Group PLC	42,773	128,078
Wireless Telecommunication Services Total		1,850,032
Telecommunication Services Total		6,711,927
Utilities – 2.3%
Electric Utilities – 1.6%
ALLETE, Inc.	530	20,469
American Electric Power Co., Inc.	2,400	99,912
British Energy Group PLC	7,799	100,982
E.ON AG	3,512	649,856
Edison International	2,000	98,040
El Paso Electric Co. (a)	980	20,943
Entergy Corp.	12,732	1,388,806
Exelon Corp. (b)	9,100	739,557
FPL Group, Inc.	13,300	834,442
Hawaiian Electric Industries, Inc.	810	19,335
ITC Holdings Corp.	1,395	72,624
Maine & Maritimes Corp. (a)	170	4,726
MGE Energy, Inc.	560	19,074
Otter Tail Corp.	437	15,465
Portland General Electric Co.	808	18,220
PPL Corp. (b)	11,000	505,120
Tenaga Nasional Berhad	57,800	133,281
UIL Holdings Corp.	570	17,174
Electric Utilities Total		4,758,026
Gas Utilities – 0.0%
AGL Resources, Inc.	1,900	65,208
Questar Corp.	1,100	62,216
WGL Holdings, Inc.	610	19,557
Gas Utilities Total		146,981

	Shares	Value ($)
Independent Power Producers & Energy Traders – 0.1%
Constellation Energy Group, Inc.	450	39,722
Mirant Corp. (a)	1,900	69,141
Reliant Energy, Inc. (a)	2,200	52,030
Independent Power Producers & Energy Traders Total		160,893
Multi-Utilities – 0.6%
Avista Corp.	970	18,973
CH Energy Group, Inc.	880	34,232
NorthWestern Corp.	640	15,597
PG&E Corp. (b)	15,558	572,845
Public Service Enterprise Group, Inc.	17,680	710,559
Sempra Energy	1,600	85,248
United Utilities PLC	21,278	291,550
Wisconsin Energy Corp.	1,600	70,384
Multi-Utilities Total		1,799,388
Utilities Total		6,865,288
Total Common Stocks (cost of $169,083,093)		183,714,725
Corporate Fixed-Income Bonds & Notes – 10.9%
	Par ($)
Basic Materials – 0.3%
Chemicals – 0.1%
Huntsman International LLC
7.875% 11/15/14	350,000	371,000
Chemicals Total		371,000
Forest Products & Paper – 0.1%
Georgia-Pacific Corp.
8.000% 01/15/24	380,000	334,400
Forest Products & Paper Total		334,400
Metals & Mining – 0.1%
Freeport-McMoRan Copper & Gold, Inc.
8.375% 04/01/17	315,000	334,294
Metals & Mining Total		334,294
Basic Materials Total		1,039,694
Communications – 2.0%
Media – 0.9%
Charter Communications Holdings II LLC/ Charter Communications Holdings II/ Capital Corp.
10.250% 09/15/10	350,000	318,500

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund

March 31, 2008 (Unaudited)

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($)	Value ($)
CSC Holdings, Inc.
7.625% 04/01/11	300,000	296,625
EchoStar DBS Corp.
6.625% 10/01/14	335,000	304,850
Jones Intercable, Inc.
7.625% 04/15/08	525,000	525,614
Lamar Media Corp.
7.250% 01/01/13	345,000	327,750
News America, Inc.
6.550% 03/15/33 (b)	325,000	318,728
R.H. Donnelley Corp.
8.875% 10/15/17 (c)	450,000	281,250
Time Warner Cable, Inc.
6.550% 05/01/37	350,000	330,393
Viacom, Inc.
6.125% 10/05/17	110,000	107,260
Media Total		2,810,970
Telecommunication Services – 1.1%
AT&T, Inc.
5.100% 09/15/14	350,000	347,715
British Telecommunications PLC
5.150% 01/15/13	225,000	221,726
Citizens Communications Co.
7.875% 01/15/27	425,000	364,437
Intelsat Bermuda, Ltd.
9.250% 06/15/16	350,000	352,625
Lucent Technologies, Inc.
6.450% 03/15/29	415,000	296,725
New Cingular Wireless Services, Inc.
8.750% 03/01/31	225,000	273,059
Qwest Corp.
8.875% 03/15/12	325,000	331,500
Telefonica Emisones SAU
5.984% 06/20/11	400,000	411,900
Vodafone Group PLC
5.000% 12/16/13	400,000	391,858
Windstream Corp.
8.625% 08/01/16	350,000	343,875
Telecommunication Services Total		3,335,420
Communications Total		6,146,390
Consumer Cyclical – 1.0%
Apparel – 0.1%
Levi Strauss & Co.
9.750% 01/15/15	345,000	343,706
Apparel Total		343,706

	Par ($)	Value ($)
Auto Manufacturers – 0.1%
General Motors Corp.
8.375% 07/15/33	400,000	282,000
Auto Manufacturers Total		282,000
Home Builders – 0.1%
KB Home
5.875% 01/15/15	155,000	134,075
Home Builders Total		134,075
Lodging – 0.3%
Marriott International, Inc.
5.625% 02/15/13	200,000	193,066
Mashantucket Western Pequot Tribe
8.500% 11/15/15 (c)	340,000	299,200
MGM Mirage
7.500% 06/01/16	360,000	324,000
Pinnacle Entertainment, Inc.
7.500% 06/15/15 (c)	190,000	149,625
Lodging Total		965,891
Retail – 0.4%
CVS Caremark Corp.
5.750% 06/01/17	275,000	279,279
Home Depot, Inc.
5.875% 12/16/36	225,000	183,683
Rite Aid Corp.
9.375% 12/15/15	440,000	345,400
Wal-Mart Stores, Inc.
5.800% 02/15/18	350,000	366,809
Retail Total		1,175,171
Consumer Cyclical Total		2,900,843
Consumer Non-Cyclical – 1.2%
Beverages – 0.1%
Diageo Capital PLC
5.750% 10/23/17	300,000	307,240
Beverages Total		307,240
Commercial Services – 0.4%
Ashtead Capital, Inc.
9.000% 08/15/16 (c)	330,000	267,300
Corrections Corp. of America
7.500% 05/01/11	225,000	227,250
GEO Group, Inc.
8.250% 07/15/13	350,000	352,625
Iron Mountain, Inc.
7.750% 01/15/15	350,000	351,750

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund

March 31, 2008 (Unaudited)

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($)	Value ($)
Service Corp. International
6.750% 04/01/16	5,000	4,837
Commercial Services Total		1,203,762
Food – 0.3%
ConAgra Foods, Inc.
6.750% 09/15/11 (b)	255,000	274,955
Kraft Foods, Inc.
6.500% 08/11/17	320,000	328,304
Smithfield Foods, Inc.
7.750% 07/01/17	345,000	336,375
Food Total		939,634
Healthcare Services – 0.2%
HCA, Inc.
9.250% 11/15/16	100,000	103,750
PIK, 9.625% 11/15/16	250,000	259,375
Tenet Healthcare Corp.
9.875% 07/01/14	350,000	338,625
Healthcare Services Total		701,750
Household Products/Wares – 0.1%
Fortune Brands, Inc.
5.375% 01/15/16	250,000	236,259
Household Products/Wares Total		236,259
Pharmaceuticals – 0.1%
Wyeth
5.500% 02/01/14	280,000	290,026
Pharmaceuticals Total		290,026
Consumer Non-Cyclical Total		3,678,671
Energy – 1.2%
Coal – 0.1%
Arch Western Finance LLC
6.750% 07/01/13	320,000	319,200
Coal Total		319,200
Oil & Gas – 0.6%
Canadian Natural Resources Ltd.
5.700% 05/15/17	250,000	252,816
Chesapeake Energy Corp.
6.375% 06/15/15	310,000	300,700
KCS Energy, Inc.
7.125% 04/01/12	360,000	340,200
Nexen, Inc.
5.875% 03/10/35	310,000	282,106
Talisman Energy, Inc.
6.250% 02/01/38	305,000	281,001

	Par ($)	Value ($)
Valero Energy Corp.
6.875% 04/15/12	300,000	322,479
Oil & Gas Total		1,779,302
Oil & Gas Services – 0.1%
Weatherford International Ltd.
5.150% 03/15/13	190,000	190,165
Oil & Gas Services Total		190,165
Pipelines – 0.4%
El Paso Corp.
6.875% 06/15/14	365,000	372,218
Energy Transfer Partners LP
6.625% 10/15/36 (b)	250,000	231,828
MarkWest Energy Partners LP
8.500% 07/15/16	350,000	352,625
TransCanada Pipelines Ltd.
6.350% 05/15/67 (e)	320,000	282,843
Pipelines Total		1,239,514
Energy Total		3,528,181
Financials – 3.0%
Banks – 0.7%
HSBC Capital Funding LP
9.547% 12/31/49 (c)(e)	550,000	591,142
SunTrust Preferred Capital I
5.853% 12/15/11 (e)	280,000	207,516
USB Capital IX
6.189% 04/15/49 (e)	500,000	371,250
Wachovia Corp.
4.875% 02/15/14	400,000	389,654
Wells Fargo & Co.
5.125% 09/01/12 (b)	325,000	334,837
Banks Total		1,894,399
Diversified Financial Services – 2.0%
AGFC Capital Trust I
6.000% 01/15/67 (c)(e)	350,000	288,419
American Express Centurion Bank
5.200% 11/26/10	250,000	252,918
Capital One Financial Corp.
5.500% 06/01/15	450,000	395,531
CDX North America High Yield
8.750% 12/29/12 (c)	643,500	612,129
Citicorp Lease Pass-Through Trust
8.040% 12/15/19 (c)	750,000	828,574
Credit Suisse/New York NY
6.000% 02/15/18	375,000	374,105
Ford Motor Credit Co.
8.000% 12/15/16	400,000	313,122

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund

March 31, 2008 (Unaudited)

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($)	Value ($)
GMAC LLC
8.000% 11/01/31	370,000	265,176
Goldman Sachs Group, Inc.
6.345% 02/15/34 (b)	475,000	411,301
JPMorgan Chase & Co.
6.000% 01/15/18	350,000	364,987
Lehman Brothers Holdings, Inc.
5.750% 07/18/11	350,000	343,973
LVB Acquisition Merger Sub, Inc.
PIK, 10.375% 10/15/17 (c)	330,000	342,375
Merrill Lynch & Co., Inc.
6.050% 08/15/12	350,000	355,474
Morgan Stanley
6.750% 04/15/11	370,000	387,838
Nuveen Investments, Inc.
10.500% 11/15/15 (c)	325,000	278,687
SLM Corp.
5.375% 05/15/14	300,000	225,141
Diversified Financial Services Total		6,039,750
Insurance – 0.1%
American International Group, Inc.
2.875% 05/15/08	250,000	249,524
Insurance Total		249,524
Real Estate Investment Trusts (REITs) – 0.2%
Health Care Property Investors, Inc.
6.450% 06/25/12 (b)	250,000	243,858
Simon Property Group LP
5.750% 12/01/15	375,000	356,725
Real Estate Investment Trusts (REITs) Total		600,583
Savings & Loans – 0.0%
Washington Mutual, Inc.
4.200% 01/15/10 (b)	50,000	42,000
Savings & Loans Total		42,000
Financials Total		8,826,256
Industrials – 0.9%
Aerospace & Defense – 0.2%
L-3 Communications Corp.
5.875% 01/15/15	310,000	296,825
United Technologies Corp.
5.375% 12/15/17	210,000	215,441
Aerospace & Defense Total		512,266
Environmental Control – 0.1%
Allied Waste North America, Inc.
7.125% 05/15/16	350,000	349,125
Environmental Control Total		349,125

	Par ($)	Value ($)
Machinery – 0.1%
Caterpillar Financial Services Corp.
4.300% 06/01/10	300,000	305,507
Machinery Total		305,507
Miscellaneous Manufacturing – 0.1%
Bombardier, Inc.
6.300% 05/01/14 (c)	375,000	356,250
Miscellaneous Manufacturing Total		356,250
Packaging & Containers – 0.2%
Crown Americas LLC & Crown Americas Capital Corp.
7.750% 11/15/15	340,000	349,350
Owens-Illinois, Inc.
7.500% 05/15/10	315,000	322,088
Packaging & Containers Total		671,438
Transportation – 0.2%
Burlington Northern Santa Fe Corp.
6.200% 08/15/36	250,000	240,943
United Parcel Service, Inc.
4.500% 01/15/13	155,000	160,589
Transportation Total		401,532
Industrials Total		2,596,118
Technology – 0.1%
Semiconductors – 0.1%
Freescale Semiconductor, Inc.
PIK,
9.125% 12/15/14	425,000	310,250
Semiconductors Total		310,250
Technology Total		310,250
Utilities – 1.2%
Electric – 1.0%
AES Corp.
7.750% 03/01/14	310,000	311,937
Commonwealth Edison Co.
5.950% 08/15/16	300,000	304,712
Indiana Michigan Power Co.
5.650% 12/01/15	350,000	345,060
Intergen NV
9.000% 06/30/17 (c)	340,000	355,300
NRG Energy, Inc.
7.250% 02/01/14	35,000	34,563
7.375% 02/01/16	315,000	308,700
Pacific Gas & Electric Co.
5.800% 03/01/37	250,000	236,519

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund

March 31, 2008 (Unaudited)

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($)	Value ($)
Progress Energy, Inc.
7.750% 03/01/31 (b)	225,000	263,866
Southern California Edison Co.
5.000% 01/15/14 (b)	400,000	405,987
Texas Competitive Electric Holdings Co.,
PIK, 10.500% 11/01/16 (c)	370,000	362,600
Electric Total		2,929,244
Gas – 0.2%
Atmos Energy Corp.
6.350% 06/15/17	275,000	281,114
Sempra Energy
4.750% 05/15/09	275,000	277,471
Gas Total		558,585
Utilities Total		3,487,829
Total Corporate Fixed-Income Bonds & Notes (cost of $34,048,331)		32,514,232
Mortgage-Backed Securities – 9.9%
Federal Home Loan Mortgage Corp.
5.000% 02/01/38	948,969	940,486
5.500% 04/01/21	2,529,673	2,584,515
5.500% 12/01/37	1,260,411	1,273,964
6.000% 07/01/08	21,557	21,642
6.500% 02/01/11	28,331	29,267
6.500% 04/01/11	48,541	50,509
6.500% 05/01/11	29,444	30,692
6.500% 10/01/11	19,010	19,803
6.500% 07/01/16	14,767	15,483
6.500% 04/01/26	30,346	31,815
6.500% 06/01/26	36,663	38,438
6.500% 02/01/27	176,505	185,010
6.500% 09/01/28	75,026	78,551
6.500% 06/01/31	48,310	50,521
6.500% 07/01/31	13,537	14,169
7.000% 07/01/28	51,015	54,200
7.000% 04/01/29	28,629	30,416
7.000% 01/01/30	18,829	20,004
7.000% 06/01/31	9,234	9,789
7.000% 08/01/31	105,668	112,021
7.500% 08/01/15	727	764
7.500% 01/01/30	71,871	77,756
8.000% 09/01/15	29,411	31,263
TBA,
5.000% 04/01/38 (f)	900,000	891,000
Federal National Mortgage Association
5.000% 05/01/37	959,239	950,162
5.000% 06/01/37	2,989,853	2,961,563

	Par ($)	Value ($)
5.500% 11/01/21	458,165	468,352
5.500% 04/01/36	1,566,473	1,583,233
5.500% 11/01/36	3,563,122	3,601,246
6.000% 07/01/35	341,937	350,899
6.000% 09/01/36	1,132,651	1,161,600
6.000% 12/01/36	3,412,901	3,500,130
6.000% 07/01/37	1,238,074	1,269,409
6.000% 08/01/37	934,955	958,619
6.120% 10/01/08	2,177,878	2,195,934
6.500% 03/01/11	5,114	5,329
6.500% 08/01/34	525,071	545,569
6.500% 10/01/36	427,771	443,433
6.500% 08/01/37	1,252,391	1,298,158
7.000% 03/01/15	61,677	64,808
7.000% 07/01/16	11,608	12,184
7.000% 02/01/31	20,690	22,027
7.000% 07/01/31	107,305	114,149
7.000% 07/01/32	10,236	10,878
7.500% 06/01/15	18,213	19,037
7.500% 08/01/15	37,770	39,479
7.500% 09/01/15	20,169	21,081
7.500% 02/01/31	49,677	53,624
7.500% 08/01/31	24,251	26,155
8.000% 12/01/29	26,408	28,764
8.000% 04/01/30	38,548	41,778
8.000% 05/01/30	2,902	3,145
8.000% 07/01/31	29,782	32,268
Government National Mortgage Association
6.000% 04/15/13	6,499	6,718
6.500% 05/15/13	15,384	16,110
6.500% 06/15/13	4,776	5,002
6.500% 08/15/13	14,645	15,337
6.500% 11/15/13	71,100	74,457
6.500% 07/15/14	41,179	43,142
6.500% 01/15/29	7,589	7,936
6.500% 03/15/29	74,475	77,882
6.500% 04/15/29	133,426	139,528
6.500% 05/15/29	136,014	142,235
6.500% 07/15/31	55,018	57,500
7.000% 11/15/13	187,407	196,631
7.000% 05/15/29	19,725	21,094
7.000% 09/15/29	33,903	36,255
7.000% 06/15/31	22,841	24,397
7.500% 06/15/23	919	990
7.500% 01/15/26	23,097	24,925
7.500% 09/15/29	63,799	68,772
8.000% 07/15/25	9,946	10,905
8.500% 12/15/30	3,285	3,615
9.000% 12/15/17	27,489	29,966
Total Mortgage-Backed Securities (cost of $28,545,459)		29,378,488

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund

March 31, 2008 (Unaudited)

Government & Agency Obligations – 4.7%
	Par ($)	Value ($)
Foreign Government Obligations – 0.5%
Province of Ontario
2.750% 02/22/11	275,000	275,177
Province of Quebec
5.000% 07/17/09 (b)	600,000	619,847
United Mexican States
7.500% 04/08/33	425,000	515,313
Foreign Government Obligations Total		1,410,337
Mortgage-Backed Securities – 0.5%
Fannie Mae Pool
5.000% 01/01/38	1,098,543	1,088,149
6.500% 08/01/37	548,685	568,735
Mortgage-Backed Securities Total		1,656,884
U.S. Government Agencies – 1.2%
Federal Home Loan Bank
5.500% 08/13/14 (b)	315,000	348,392
Federal Home Loan Mortgage Corp.
5.500% 08/23/17 (b)	1,300,000	1,433,881
Federal National Mortgage Association
5.250% 08/01/12 (b)	1,640,000	1,719,784
U.S. Government Agencies Total		3,502,057
U.S. Government Obligations – 2.5%
U.S. Treasury Bonds
5.375% 02/15/31 (b)	4,140,000	4,788,167
7.250% 05/15/16 (b)	1,245,000	1,600,213
U.S. Treasury Inflation Indexed Bond
3.500% 01/15/11 (b)	897,324	992,314
U.S. Government Obligations Total		7,380,694
Total Government & Agency Obligations (cost of $13,025,269)		13,949,972
Collateralized Mortgage Obligations – 3.6%
Agency – 1.7%
Federal Home Loan Mortgage Corp.
5.000% 12/15/15	355,901	357,023
5.500% 06/15/34	2,500,000	2,552,174
6.000% 02/15/28	1,011,262	1,036,182
Federal National Mortgage Association
5.000% 12/25/15	1,072,161	1,087,533
Agency Total		5,032,912

	Par ($)	Value ($)
Non-Agency – 1.9%
American Mortgage Trust
8.445% 09/27/22 (e)	8,534	5,173
Bear Stearns Adjustable Rate Mortgage Trust
5.484% 02/25/47 (e)	1,077,310	1,030,886
Countrywide Alternative Loan Trust
5.250% 08/25/35	485,872	479,479
5.500% 10/25/35	806,107	770,782
JPMorgan Mortgage Trust
6.044% 10/25/36 (e)	917,749	895,880
Lehman Mortgage Trust
6.500% 01/25/38 (d)	881,545	866,395
Rural Housing Trust
6.330% 04/01/26	4	4
WaMu Mortgage Pass-Through Certificates
5.714% 02/25/37 (e)	1,704,212	1,615,064
Non-Agency Total		5,663,663
Total Collateralized Mortgage Obligations (cost of $10,854,838)		10,696,575
Commercial Mortgage-Backed Securities – 2.9%
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.366% 12/11/49 (e)	420,000	374,197
CS First Boston Mortgage Securities Corp.
4.577% 04/15/37	1,586,000	1,562,964
First Union - Chase Commercial Mortgage
6.645% 06/15/31	358,507	361,466
GS Mortgage Securities Corp. II
6.620% 10/18/30	1,002,901	1,001,302
JPMorgan Chase Commercial Mortgage Securities Corp.
4.780% 07/15/42	310,000	289,987
5.447% 06/12/47	509,000	477,471
5.525% 04/15/43 (e)	1,457,000	1,339,068
JPMorgan Commercial Mortgage Finance Corp.
6.507% 10/15/35	525,452	526,133
Wachovia Bank Commercial Mortgage Trust
3.989% 06/15/35	3,000,000	2,823,621
Total Commercial Mortgage-Backed Securities (cost of $9,204,723)		8,756,209
Asset-Backed Securities – 1.1%
Citicorp Residential Mortgage Securities, Inc.
6.080% 06/25/37	490,000	453,050
Consumer Funding LLC
5.430% 04/20/15	820,000	859,453
Ford Credit Auto Owner Trust
5.470% 06/15/12	761,000	780,804

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund

March 31, 2008 (Unaudited)

Asset-Backed Securities (continued)
	Par ($)	Value ($)
Green Tree Financial Corp.
6.870% 01/15/29	152,886	153,643
Origen Manufactured Housing
3.380% 08/15/17	50,061	49,887
USAA Auto Owner Trust
4.500% 10/15/13	1,046,000	1,047,589
Total Asset-Backed Securities (cost of $3,372,626)		3,344,426
Preferred Stocks – 0.1%
	Shares
Telecommunication Services – 0.1%
Diversified Telecommunication Services – 0.1%
Brasil Telecom Participacoes SA	11,800	157,898
Diversified Telecommunication Services Total		157,898
Telecommunication Services Total		157,898
Total Preferred Stocks (cost of $178,789)		157,898
Convertible Preferred Stocks – 0.1%
Health Care – 0.1%
Pharmaceuticals – 0.1%
Schering-Plough Corp., 6.000%	1,300	199,134
Pharmaceuticals Total		199,134
Health Care Total		199,134
Total Convertible Preferred Stocks (cost of $340,902)		199,134
Investment Companies – 0.1%
iShares MSCI Brazil Index Fund	2,110	162,533
iShares Russell 2000 Growth Index Fund	298	21,706
Total Investment Companies (cost of $191,143)		184,239
Securities Lending Collateral – 12.3%
State Street Navigator Securities Lending Prime Portfolio (g) (7 day yield of 3.131%)	36,550,537	36,550,537
Total Securities Lending Collateral (cost of $36,550,537)		36,550,537

Purchased Put Option – 0.0%
	Shares	Value ($)
CBOE SpX Volatility Index April Put
Strike Price: $27.50 Expire: 04/19/08	4,000	10,600
Total Purchased Put Option (cost of $8,553)		10,600
Short-Term Obligations – 2.0%
	Par ($)
Repurchase Agreement – 1.7%
Repurchase agreement with Fixed Income Clearing Corp., dated 03/31/08, due on 04/01/08, at 2.150%, collateralized by a U.S. Government Agency Obligation maturing 04/18/36, market value of $5,087,760 (repurchase proceeds $4,988,298)	4,988,000	4,988,000
U.S. Government Obligation – 0.3%
United States Treasury Bill
0.785% 06/19/08 (h)	965,000	963,412
U.S. Government Obligation Total		963,412
Total Short-Term Obligations (cost of $5,951,412)		5,951,412
Total Investments – 109.7% (cost of $311,355,675) (i)		325,408,447
Other Assets & Liabilities, Net – (9.7)%		(28,969,725)
Net Assets – 100.0%		296,438,722

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at March 31, 2008. The total market value of securities on loan at March 31, 2008 is $35,648,053.

(c)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2008, these securities, which are not illiquid, amounted to $5,757,161, which represents 1.9% of net assets.

(d)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(e)  The interest rate shown on floating rate or variable rate securities reflects the rate at March 31, 2008.

(f)  Security purchased on a delayed delivery basis.

(g)  Investment made with cash collateral received from securities lending activity.

(h)  All or a portion of this security have been pledged to cover collateral requirements for open futures contracts.

(i)  Cost for federal income tax purposes is $311,478,285.

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund

March 31, 2008 (Unaudited)

At March 31, 2008, the asset allocation of the Fund is as follows:

Asset Allocation	% of Net Assets
Common Stocks	62.0
Corporate Fixed-Income Bonds & Notes	10.9
Mortgage-Backed Securities	9.9
Government & Agency Obligations	4.7
Collateralized Mortgage Obligations	3.6
Commercial Mortgage-Backed Securities	2.9
Asset-Backed Securities	1.1
Convertible Preferred Stocks	0.1
Preferred Stocks	0.1
	95.3
Securities Lending Collateral	12.3
Investment Companies	0.1
Purchased Put Option	0.0	*
Short-Term Obligations	2.0
Other Assets & Liabilities, Net	(9.7)
* Rounds to less than 0.01%.	100.0

At March 31, 2008, the Fund held the following open long futures contract:

Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Appreciation
S&P 500 Index	25	$8,275,000	$8,265,744	Jun-2008	$9,256

For the six months ended March 31, 2008, transactions in written option contracts were as follows:

	Number of contracts	Premium received
Options outstanding at September 30, 2007	173	$25,085
Options written	68	28,189
Options terminated in closing purchase transactions	(71)	(28,043)
Options exercised	(36)	(8,029)
Options expired	(134)	(17,202)
Options outstanding at March 31, 2008	–	$–

At March 31, 2008, the Fund had entered into the following forward foreign currency exchange contracts:

Forward Foreign Currency Contracts to Buy	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	$1,477,607	$1,514,227	06/17/08	$(36,620)
EUR	3,612,096	3,561,578	06/17/08	50,518
GBP	1,871,923	1,919,020	06/17/08	(47,097)
GBP	98,626	99,775	06/17/08	(1,149)
JPY	719,331	713,595	06/17/08	5,736
NZD	65,166	66,993	06/17/08	(1,827)
				$(30,439)

Forward Foreign Currency Contracts to Sell	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	$484,416	$505,779	06/17/08	$21,363
CHF	1,234,501	1,212,145	06/17/08	(22,356)
CZK	440,101	436,853	06/17/08	(3,248)
DKK	170,431	167,994	06/17/08	(2,437)
ILS	624,703	657,012	06/17/08	32,309
KRW	163,955	164,961	06/17/08	1,006
MYR	398,170	404,120	06/17/08	5,950
MXN	203,400	200,284	06/17/08	(3,116)
NOK	402,488	401,713	06/17/08	(775)
PLN	274,488	267,857	06/17/08	(6,631)
SEK	102,720	100,756	06/17/08	(1,964)
SGD	504,306	503,383	06/17/08	(923)
TWD	337,096	329,118	06/17/08	(7,978)
				$11,200

Acronym	Name
ADR	American Depositary Receipt

AUD	Australian Dollar

CAD	Canadian Dollar

CHF	Swiss Franc

CZK	Czech Koruna

DKK	Danish Krone

EUR	Euro

GBP	Pound Sterling

ILS	Israeli Shekel

JPY	Japanese Yen

KRW	South Korean Won

MXN	Mexican Peso

MYR	Malaysian Ringgit

NOK	Norwegian Krone

NZD	New Zealand Dollar

PIK	Payment-in-Kind

PLN	Polish Zloty

SEK	Swedish Krona

SGD	Singapore Dollar

TBA	To Be Announced

TWD	Taiwan Dollar

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Large Cap Growth Fund

March 31, 2008 (Unaudited)

Common Stocks – 96.7%
	Shares	Value ($)
Consumer Discretionary – 10.5%
Hotels, Restaurants & Leisure – 1.3%
Burger King Holdings, Inc.	241,500	6,679,890
Carnival Corp.	156,800	6,347,264
International Game Technology, Inc. (a)	210,000	8,444,100
Hotels, Restaurants & Leisure Total		21,471,254
Household Durables – 0.6%
Sony Corp., ADR	257,200	10,306,004
Household Durables Total		10,306,004
Internet & Catalog Retail – 0.4%
Amazon.com, Inc. (b)	93,000	6,630,900
Internet & Catalog Retail Total		6,630,900
Media – 2.8%
Comcast Corp., Class A (a)	821,600	15,889,744
DIRECTV Group, Inc. (b)	315,100	7,811,329
Viacom, Inc., Class B (b)	556,465	22,047,143
Media Total		45,748,216
Multiline Retail – 0.7%
Nordstrom, Inc. (a)	333,300	10,865,580
Multiline Retail Total		10,865,580
Specialty Retail – 3.8%
Abercrombie & Fitch Co., Class A	74,600	5,456,244
Best Buy Co., Inc. (a)	253,200	10,497,672
GameStop Corp., Class A (b)	156,608	8,098,200
Home Depot, Inc.	647,800	18,118,966
OfficeMax, Inc. (a)	351,800	6,733,452
Urban Outfitters, Inc. (a)(b)	407,500	12,775,125
Specialty Retail Total		61,679,659
Textiles, Apparel & Luxury Goods – 0.9%
NIKE, Inc., Class B	226,800	15,422,400
Textiles, Apparel & Luxury Goods Total		15,422,400
Consumer Discretionary Total		172,124,013
Consumer Staples – 9.7%
Beverages – 2.9%
Molson Coors Brewing Co., Class B	222,100	11,675,797
PepsiCo, Inc.	484,300	34,966,460
Beverages Total		46,642,257
Food & Staples Retailing – 1.9%
Wal-Mart Stores, Inc.	581,100	30,612,348
Food & Staples Retailing Total		30,612,348

	Shares	Value ($)
Food Products – 0.8%
H.J. Heinz Co.	267,600	12,569,172
Food Products Total		12,569,172
Household Products – 0.9%
Colgate-Palmolive Co.	190,400	14,834,064
Household Products Total		14,834,064
Personal Products – 1.3%
Avon Products, Inc.	557,700	22,051,458
Personal Products Total		22,051,458
Tobacco – 1.9%
Altria Group, Inc.	430,900	9,565,980
Philip Morris International, Inc. (b)	430,900	21,794,922
Tobacco Total		31,360,902
Consumer Staples Total		158,070,201
Energy – 8.6%
Energy Equipment & Services – 6.1%
Exterran Holdings, Inc. (b)	98,400	6,350,736
Halliburton Co.	628,200	24,707,106
Nabors Industries Ltd. (b)	607,200	20,505,144
Schlumberger Ltd.	189,500	16,486,500
Transocean, Inc. (b)	156,362	21,140,142
Weatherford International Ltd. (b)	141,100	10,225,517
Energy Equipment & Services Total		99,415,145
Oil, Gas & Consumable Fuels – 2.5%
CONSOL Energy, Inc.	204,600	14,156,274
Devon Energy Corp.	108,075	11,275,465
Hess Corp.	65,000	5,731,700
Southwestern Energy Co. (b)	315,200	10,619,088
Oil, Gas & Consumable Fuels Total		41,782,527
Energy Total		141,197,672
Financials – 5.3%
Capital Markets – 2.8%
Goldman Sachs Group, Inc.	166,867	27,598,133
Lazard Ltd., Class A (a)	194,800	7,441,360
TD Ameritrade Holding Corp. (b)	640,200	10,569,702
Capital Markets Total		45,609,195
Diversified Financial Services – 1.1%
CME Group, Inc.	23,100	10,836,210
Nasdaq OMX Group (b)	194,000	7,500,040
Diversified Financial Services Total		18,336,250

See Accompanying Notes to Financial Statements.

Columbia Large Cap Growth Fund

March 31, 2008 (Unaudited)

Common Stocks (continued)
	Shares	Value ($)
Insurance – 1.4%
Aon Corp.	325,900	13,101,180
Assurant, Inc.	173,000	10,528,780
Insurance Total		23,629,960
Financials Total		87,575,405
Health Care – 16.4%
Biotechnology – 3.4%
BioMarin Pharmaceuticals, Inc. (a)(b)	317,600	11,233,512
Genentech, Inc. (b)	178,700	14,506,866
Genzyme Corp. (b)	185,500	13,827,170
Gilead Sciences, Inc. (b)	321,700	16,577,201
Biotechnology Total		56,144,749
Health Care Equipment & Supplies – 4.4%
Baxter International, Inc.	421,600	24,376,912
Covidien Ltd.	400,100	17,704,425
Hologic, Inc. (a)(b)	143,612	7,984,827
Zimmer Holdings, Inc. (b)	271,800	21,162,348
Health Care Equipment & Supplies Total		71,228,512
Health Care Providers & Services – 2.5%
Coventry Health Care, Inc. (b)	240,000	9,684,000
Express Scripts, Inc. (b)	360,400	23,180,928
McKesson Corp.	161,800	8,473,466
Health Care Providers & Services Total		41,338,394
Life Sciences Tools & Services – 2.7%
Covance, Inc. (b)	95,400	7,915,338
Thermo Fisher Scientific, Inc. (b)	442,678	25,161,818
Waters Corp. (b)	192,500	10,722,250
Life Sciences Tools & Services Total		43,799,406
Pharmaceuticals – 3.4%
Allergan, Inc.	205,400	11,582,506
Johnson & Johnson	361,100	23,424,557
Merck & Co., Inc.	261,700	9,931,515
Teva Pharmaceutical Industries Ltd., ADR	231,700	10,702,223
Pharmaceuticals Total		55,640,801
Health Care Total		268,151,862
Industrials – 12.2%
Aerospace & Defense – 3.5%
Honeywell International, Inc.	410,600	23,166,052
Raytheon Co.	292,700	18,911,347

	Shares	Value ($)
United Technologies Corp.	224,700	15,463,854
Aerospace & Defense Total		57,541,253
Commercial Services & Supplies – 0.7%
Dun & Bradstreet Corp.	142,700	11,612,926
Commercial Services & Supplies Total		11,612,926
Construction & Engineering – 0.7%
Quanta Services, Inc. (a)(b)	487,700	11,300,009
Construction & Engineering Total		11,300,009
Industrial Conglomerates – 3.0%
General Electric Co.	821,897	30,418,408
McDermott International, Inc. (b)	347,100	19,028,022
Industrial Conglomerates Total		49,446,430
Machinery – 2.7%
Eaton Corp.	148,500	11,830,995
Joy Global, Inc.	291,600	19,000,656
Parker Hannifin Corp.	184,600	12,787,242
Machinery Total		43,618,893
Road & Rail – 1.6%
Landstar System, Inc.	236,100	12,314,976
Union Pacific Corp. (a)	116,600	14,619,308
Road & Rail Total		26,934,284
Industrials Total		200,453,795
Information Technology – 27.5%
Communications Equipment – 5.9%
Cisco Systems, Inc. (b)	1,679,323	40,454,891
Corning, Inc.	973,800	23,410,152
Nokia Oyj, ADR	295,900	9,418,497
QUALCOMM, Inc.	570,700	23,398,700
Communications Equipment Total		96,682,240
Computers & Peripherals – 7.1%
Apple, Inc. (b)	203,017	29,132,940
EMC Corp. (b)	1,289,400	18,489,996
Hewlett-Packard Co.	911,149	41,603,063
International Business Machines Corp.	236,300	27,207,582
Computers & Peripherals Total		116,433,581
Internet Software & Services – 2.9%
Akamai Technologies, Inc. (b)	453,400	12,767,744
eBay, Inc. (b)	387,500	11,563,000
Google, Inc., Class A (b)	52,166	22,977,558
Internet Software & Services Total		47,308,302

See Accompanying Notes to Financial Statements.

Columbia Large Cap Growth Fund

March 31, 2008 (Unaudited)

Common Stocks (continued)
	Shares	Value ($)
IT Services – 1.1%
Mastercard, Inc., Class A	54,600	12,175,254
Visa, Inc. (b)	92,041	5,739,677
IT Services Total		17,914,931
Semiconductors & Semiconductor Equipment – 4.0%
Applied Materials, Inc.	1,073,300	20,940,083
Intel Corp.	1,004,544	21,276,242
Lam Research Corp. (a)(b)	212,600	8,125,572
National Semiconductor Corp.	833,100	15,262,392
Semiconductors & Semiconductor Equipment Total		65,604,289
Software – 6.5%
Electronic Arts, Inc. (b)	350,400	17,491,968
Microsoft Corp.	1,605,898	45,575,385
Oracle Corp. (b)	1,472,836	28,808,672
Salesforce.com, Inc. (a)(b)	236,100	13,663,107
Software Total		105,539,132
Information Technology Total		449,482,475
Materials – 3.7%
Chemicals – 2.5%
Monsanto Co.	99,747	11,121,791
Potash Corp. of Saskatchewan, Inc.	64,600	10,026,566
Praxair, Inc.	227,600	19,170,748
Chemicals Total		40,319,105
Metals & Mining – 1.2%
Freeport-McMoRan Copper & Gold, Inc.	204,100	19,638,502
Metals & Mining Total		19,638,502
Materials Total		59,957,607
Telecommunication Services – 1.4%
Diversified Telecommunication Services – 0.5%
Time Warner Telecom, Inc., Class A (b)	529,501	8,201,970
Diversified Telecommunication Services Total		8,201,970
Wireless Telecommunication Services – 0.9%
American Tower Corp., Class A (b)	391,256	15,341,148
Wireless Telecommunication Services Total		15,341,148
Telecommunication Services Total		23,543,118

	Shares	Value ($)
Utilities – 1.4%
Electric Utilities – 1.4%
Entergy Corp.	207,000	22,579,560
Electric Utilities Total		22,579,560
Utilities Total		22,579,560
Total Common Stocks (cost of $1,473,892,074)		1,583,135,708
Securities Lending Collateral – 5.5%
State Street Navigator Securities Lending Prime Portfolio (c) (7 day yield of 3.131%)	90,110,523	90,110,523
Total Securities Lending Collateral (cost of $90,110,523)		90,110,523
Short-Term Obligation – 2.5%
	Par ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 03/31/08, due 04/01/08, at 1.250%, collateralized by a U.S. Treasury Obligation maturing 05/31/11, market value $40,929,506 (repurchase proceeds $40,124,393)	40,123,000	40,123,000
Total Short-Term Obligation (cost of $40,123,000)		40,123,000
Total Investments – 104.7% (cost of $1,604,125,597) (d)		1,713,369,231
Other Assets & Liabilities, Net – (4.7)%		(76,532,542)
Net Assets – 100.0%		1,636,836,689

Notes to Investment Portfolio:

(a)  All or a portion of this security was on loan at March 31, 2008. The total market value of securities on loan at March 31, 2008 is $89,049,689.

(b)  Non-income producing security.

(c)  Investment made with cash collateral received from securities lending activity.

(d)  Cost for federal income tax purposes is $1,604,125,597.

See Accompanying Notes to Financial Statements.

Columbia Large Cap Growth Fund

March 31, 2008 (Unaudited)

At March 31, 2008, the Fund held investments in the following sectors:

Sector	% of Net Assets
Information Technology	27.5
Health Care	16.4
Industrials	12.2
Consumer Discretionary	10.5
Consumer Staples	9.7
Energy	8.6
Financials	5.3
Materials	3.7
Telecommunication Services	1.4
Utilities	1.4
96.7
Securities Lending Collateral	5.5
Short-Term Obligation	2.5
Other Assets & Liabilities, Net	(4.7)
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Disciplined Value Fund

March 31, 2008 (Unaudited)

Common Stocks – 97.5%
	Shares	Value ($)
Consumer Discretionary – 7.1%
Hotels, Restaurants & Leisure – 2.7%
McDonald's Corp.	196,400	10,953,228
Hotels, Restaurants & Leisure Total		10,953,228
Household Durables – 2.4%
NVR, Inc. (a)(b)	16,200	9,679,500
Household Durables Total		9,679,500
Internet & Catalog Retail – 0.4%
Expedia, Inc. (a)	37,900	829,631
IAC/InterActiveCorp (a)	33,200	689,232
Internet & Catalog Retail Total		1,518,863
Media – 0.9%
CBS Corp., Class B	73,700	1,627,296
Dreamworks Animation SKG, Inc., Class A (a)	36,100	930,658
Walt Disney Co.	35,700	1,120,266
Media Total		3,678,220
Specialty Retail – 0.7%
Gap, Inc.	113,400	2,231,712
RadioShack Corp.	39,700	645,125
Specialty Retail Total		2,876,837
Consumer Discretionary Total		28,706,648
Consumer Staples – 8.9%
Beverages – 0.7%
Coca-Cola Co.	45,600	2,775,672
Beverages Total		2,775,672
Food & Staples Retailing – 3.3%
CVS Caremark Corp.	234,800	9,511,748
SUPERVALU, Inc.	127,500	3,822,450
Food & Staples Retailing Total		13,334,198
Household Products – 2.6%
Procter & Gamble Co.	151,900	10,643,633
Household Products Total		10,643,633
Tobacco – 2.3%
Altria Group, Inc.	46,500	1,032,300
Philip Morris International, Inc. (a)	46,500	2,351,970
Reynolds American, Inc. (b)	99,900	5,897,097
Tobacco Total		9,281,367
Consumer Staples Total		36,034,870

	Shares	Value ($)
Energy – 16.6%
Oil, Gas & Consumable Fuels – 16.6%
Chevron Corp.	115,600	9,867,616
ConocoPhillips	87,800	6,691,238
Exxon Mobil Corp. (c)	376,100	31,810,538
Frontier Oil Corp. (b)	245,600	6,695,056
Marathon Oil Corp.	6,000	273,600
Occidental Petroleum Corp.	51,600	3,775,572
Valero Energy Corp.	160,600	7,887,066
Oil, Gas & Consumable Fuels Total		67,000,686
Energy Total		67,000,686
Financials – 27.3%
Capital Markets – 6.1%
Goldman Sachs Group, Inc.	60,100	9,939,939
Janus Capital Group, Inc.	66,900	1,556,763
Lehman Brothers Holdings, Inc. (b)	32,900	1,238,356
Merrill Lynch & Co., Inc.	15,200	619,248
Morgan Stanley	250,500	11,447,850
Capital Markets Total		24,802,156
Commercial Banks – 4.5%
BB&T Corp. (b)	12,700	407,162
U.S. Bancorp	38,600	1,249,096
Wachovia Corp.	119,100	3,215,700
Wells Fargo & Co. (b)	465,700	13,551,870
Commercial Banks Total		18,423,828
Diversified Financial Services – 5.6%
Citigroup, Inc.	392,300	8,403,066
JPMorgan Chase & Co.	328,900	14,126,255
Diversified Financial Services Total		22,529,321
Insurance – 11.1%
Allied World Assurance Holdings Ltd.	18,000	714,600
Allstate Corp.	150,100	7,213,806
American International Group, Inc.	56,700	2,452,275
Assurant, Inc.	46,900	2,854,334
Axis Capital Holdings Ltd.	23,200	788,336
CNA Financial Corp. (b)	53,300	1,374,607
Loews Corp.	69,900	2,811,378
Prudential Financial, Inc.	90,300	7,065,975
RenaissanceRe Holdings Ltd.	24,000	1,245,840
SAFECO Corp.	155,600	6,827,728
Travelers Companies, Inc.	162,700	7,785,195
XL Capital Ltd., Class A (b)	123,900	3,661,245
Insurance Total		44,795,319
Financials Total		110,550,624

See Accompanying Notes to Financial Statements.

Columbia Disciplined Value Fund

March 31, 2008 (Unaudited)

Common Stocks (continued)
	Shares	Value ($)
Health Care – 7.1%
Health Care Providers & Services – 2.8%
AmerisourceBergen Corp.	170,200	6,974,796
WellPoint, Inc. (a)	95,100	4,196,763
Health Care Providers & Services Total		11,171,559
Life Sciences Tools & Services – 0.0%
PerkinElmer, Inc.	4,400	106,700
Life Sciences Tools & Services Total		106,700
Pharmaceuticals – 4.3%
Johnson & Johnson	60,700	3,937,609
King Pharmaceuticals, Inc. (a)	157,200	1,367,640
Pfizer, Inc.	585,700	12,258,701
Pharmaceuticals Total		17,563,950
Health Care Total		28,842,209
Industrials – 10.8%
Aerospace & Defense – 3.7%
Honeywell International, Inc.	10,800	609,336
L-3 Communications Holdings, Inc. (b)	1,800	196,812
Northrop Grumman Corp.	126,600	9,850,746
Raytheon Co.	64,600	4,173,806
Aerospace & Defense Total		14,830,700
Building Products – 0.1%
Lennox International, Inc.	15,100	543,147
Building Products Total		543,147
Electrical Equipment – 0.0%
Cooper Industries Ltd., Class A	2,100	84,315
Electrical Equipment Total		84,315
Industrial Conglomerates – 6.9%
3M Co.	72,300	5,722,545
General Electric Co.	316,200	11,702,562
Tyco International Ltd.	237,400	10,457,470
Industrial Conglomerates Total		27,882,577
Machinery – 0.1%
Ingersoll-Rand Co., Ltd., Class A	11,200	499,296
Machinery Total		499,296
Industrials Total		43,840,035
Information Technology – 3.1%
Communications Equipment – 0.1%
CommScope, Inc. (a)(b)	7,900	275,157
Communications Equipment Total		275,157

	Shares	Value ($)
Computers & Peripherals – 1.3%
International Business Machines Corp.	20,200	2,325,828
Seagate Technology	152,600	3,195,444
Computers & Peripherals Total		5,521,272
IT Services – 1.0%
Western Union Co.	185,500	3,945,585
IT Services Total		3,945,585
Software – 0.7%
Compuware Corp. (a)	106,700	783,178
Symantec Corp. (a)	118,700	1,972,794
Software Total		2,755,972
Information Technology Total		12,497,986
Materials – 4.3%
Chemicals – 1.9%
Celanese Corp., Series A	170,600	6,661,930
Dow Chemical Co.	29,900	1,101,815
Chemicals Total		7,763,745
Containers & Packaging – 0.7%
Owens-Illinois, Inc. (a)	49,300	2,781,999
Containers & Packaging Total		2,781,999
Metals & Mining – 1.1%
Alcoa, Inc.	32,100	1,157,526
Freeport-McMoRan Copper & Gold, Inc.	4,100	394,502
Reliance Steel & Aluminum Co.	46,000	2,753,560
Metals & Mining Total		4,305,588
Paper & Forest Products – 0.6%
International Paper Co.	89,600	2,437,120
Paper & Forest Products Total		2,437,120
Materials Total		17,288,452
Telecommunication Services – 5.9%
Diversified Telecommunication Services – 3.8%
AT&T, Inc.	326,900	12,520,270
Embarq Corp.	29,600	1,186,960
Verizon Communications, Inc.	42,900	1,563,705
Diversified Telecommunication Services Total		15,270,935

See Accompanying Notes to Financial Statements.

Columbia Disciplined Value Fund

March 31, 2008 (Unaudited)

Common Stocks (continued)
	Shares	Value ($)
Wireless Telecommunication Services – 2.1%
Sprint Nextel Corp.	767,200	5,132,568
Telephone & Data Systems, Inc.	84,100	3,302,607
Wireless Telecommunication Services Total		8,435,175
Telecommunication Services Total		23,706,110
Utilities – 6.4%
Electric Utilities – 3.3%
Edison International	69,500	3,406,890
FirstEnergy Corp.	142,500	9,778,350
Electric Utilities Total		13,185,240
Gas Utilities – 0.8%
Energen Corp.	52,300	3,258,290
Gas Utilities Total		3,258,290
Independent Power Producers & Energy Traders – 2.3%
Mirant Corp. (a)	156,600	5,698,674
NRG Energy, Inc. (a)(b)	33,200	1,294,468
Reliant Energy, Inc. (a)	102,900	2,433,585
Independent Power Producers & Energy Traders Total		9,426,727
Utilities Total		25,870,257
Total Common Stocks (cost of $397,824,307)		394,337,877
Securities Lending Collateral – 5.5%
State Street Navigator Securities Lending Prime Portfolio (d) (7 day yield of 3.131%)	22,299,783	22,299,783
Total Securities Lending Collateral (cost of $22,299,783)		22,299,783

Short-Term Obligation – 2.0%
	Par ($)	Value ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 03/31/08, due 04/01/08, at 1.250%, collateralized by a U.S. Treasury Obligation maturing 08/15/27, market value $8,340,938 (repurchase proceeds $8,175,284)	8,175,000	8,175,000
Total Short-Term Obligation (cost of $8,175,000)		8,175,000
Total Investments – 105.0% (cost of $428,299,090) (e)		424,812,660
Other Assets & Liabilities, Net – (5.0)%		(20,126,175)
Net Assets – 100.0%		404,686,485

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at March 31, 2008. The total market value of securities on loan at March 31, 2008 is $21,675,505.

(c)  A portion of this security with a market value of $21,356 is pledged as collateral for open futures contracts.

(d)  Investment made with cash collateral received from securities lending activity.

(e)  Cost for federal income tax purposes is $428,299,090.

At March 31, 2008, the Fund held investments in the following sectors:

Sector	% of Net Assets
Financials	27.3
Energy	16.6
Industrials	10.8
Consumer Staples	8.9
Consumer Discretionary	7.1
Health Care	7.1
Utilities	6.4
Telecommunication Services	5.9
Materials	4.3
Information Technology	3.1
97.5
Securities Lending Collateral	5.5
Short-Term Obligation	2.0
Other Assets & Liabilities, Net	(5.0)
100.0

At March 31, 2008, the Fund held the following open long futures contract:

Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Depreciation
S&P 500 Index	33	$10,923,000	$10,933,099	Jun-2008	$(10,099)

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Common Stock Fund

March 31, 2008 (Unaudited)

Common Stocks – 99.4%
	Shares	Value ($)
Consumer Discretionary – 8.3%
Household Durables – 0.7%
Sony Corp., ADR	63,900	2,560,473
Household Durables Total		2,560,473
Media – 2.9%
NET Servicos de Comunicacao SA, ADR (a)	66,400	702,512
News Corp., Class A	298,400	5,595,000
WPP Group PLC, ADR (a)	77,500	4,622,100
Media Total		10,919,612
Multiline Retail – 1.0%
Target Corp.	75,400	3,821,272
Multiline Retail Total		3,821,272
Textiles, Apparel & Luxury Goods – 3.7%
Coach, Inc. (b)	85,400	2,574,810
NIKE, Inc., Class B	86,500	5,882,000
Phillips-Van Heusen Corp.	71,200	2,699,904
Polo Ralph Lauren Corp. (a)	45,400	2,646,366
Textiles, Apparel & Luxury Goods Total		13,803,080
Consumer Discretionary Total		31,104,437
Consumer Staples – 9.7%
Beverages – 3.1%
Coca-Cola Co.	101,960	6,206,306
Diageo PLC, ADR	46,300	3,765,116
Hansen Natural Corp. (a)(b)	48,400	1,708,520
Beverages Total		11,679,942
Food & Staples Retailing – 1.3%
Safeway, Inc. (a)	159,600	4,684,260
Food & Staples Retailing Total		4,684,260
Household Products – 1.3%
Colgate-Palmolive Co.	60,320	4,699,531
Household Products Total		4,699,531
Personal Products – 2.3%
Avon Products, Inc.	93,300	3,689,082
Herbalife Ltd.	107,200	5,092,000
Personal Products Total		8,781,082
Tobacco – 1.7%
Altria Group, Inc.	84,400	1,873,680
Philip Morris International, Inc. (b)	91,400	4,623,012
Tobacco Total		6,496,692
Consumer Staples Total		36,341,507

	Shares	Value ($)
Energy – 13.8%
Energy Equipment & Services – 4.6%
Halliburton Co.	183,900	7,232,787
Transocean, Inc. (b)	42,200	5,705,440
Weatherford International Ltd. (b)	61,900	4,485,893
Energy Equipment & Services Total		17,424,120
Oil, Gas & Consumable Fuels – 9.2%
Anadarko Petroleum Corp.	74,900	4,720,947
Apache Corp.	78,300	9,460,206
ConocoPhillips	150,200	11,446,742
Devon Energy Corp.	85,210	8,889,959
Oil, Gas & Consumable Fuels Total		34,517,854
Energy Total		51,941,974
Financials – 16.1%
Capital Markets – 5.9%
Affiliated Managers Group, Inc. (b)	40,800	3,702,192
Goldman Sachs Group, Inc.	25,100	4,151,289
Invesco Ltd.	179,900	4,382,364
Merrill Lynch & Co., Inc.	65,100	2,652,174
State Street Corp. (a)	89,100	7,038,900
Capital Markets Total		21,926,919
Commercial Banks – 0.8%
BB&T Corp. (a)	91,500	2,933,490
Commercial Banks Total		2,933,490
Consumer Finance – 2.1%
American Express Co. (a)	181,640	7,941,301
Consumer Finance Total		7,941,301
Diversified Financial Services – 3.5%
Citigroup, Inc.	77,789	1,666,240
JPMorgan Chase & Co.	228,272	9,804,282
Nasdaq OMX Group (b)	43,687	1,688,940
Diversified Financial Services Total		13,159,462
Insurance – 3.4%
American International Group, Inc.	44,380	1,919,435
Berkshire Hathaway, Inc., Class B (a)(b)	1,239	5,541,923
Unum Group	243,790	5,365,818
Insurance Total		12,827,176
Real Estate Management & Development – 0.4%
CB Richard Ellis Group, Inc., Class A (b)	74,500	1,612,180
Real Estate Management & Development Total		1,612,180
Financials Total		60,400,528

See Accompanying Notes to Financial Statements.

Columbia Common Stock Fund

March 31, 2008 (Unaudited)

Common Stocks (continued)
	Shares	Value ($)
Health Care – 13.8%
Health Care Equipment & Supplies – 4.1%
Baxter International, Inc.	126,800	7,331,576
Covidien Ltd.	184,125	8,147,531
Health Care Equipment & Supplies Total		15,479,107
Health Care Providers & Services – 3.1%
Cardinal Health, Inc. (a)	64,500	3,386,895
Humana, Inc. (b)	48,900	2,193,654
McKesson Corp.	69,310	3,629,765
Quest Diagnostics, Inc. (a)	55,900	2,530,593
Health Care Providers & Services Total		11,740,907
Life Sciences Tools & Services – 1.5%
Thermo Fisher Scientific, Inc. (b)	100,150	5,692,526
Life Sciences Tools & Services Total		5,692,526
Pharmaceuticals – 5.1%
Abbott Laboratories	175,987	9,705,683
Johnson & Johnson	116,890	7,582,654
Schering-Plough Corp.	115,900	1,670,119
Pharmaceuticals Total		18,958,456
Health Care Total		51,870,996
Industrials – 12.8%
Aerospace & Defense – 3.2%
Honeywell International, Inc.	120,250	6,784,505
United Technologies Corp.	76,500	5,264,730
Aerospace & Defense Total		12,049,235
Commercial Services & Supplies – 0.7%
Dun & Bradstreet Corp.	29,400	2,392,572
Commercial Services & Supplies Total		2,392,572
Industrial Conglomerates – 7.2%
General Electric Co.	479,740	17,755,178
Tyco International Ltd. (a)	213,925	9,423,396
Industrial Conglomerates Total		27,178,574
Road & Rail – 1.7%
Union Pacific Corp. (a)	51,710	6,483,400
Road & Rail Total		6,483,400
Industrials Total		48,103,781
Information Technology – 19.2%
Communications Equipment – 3.1%
Nokia Oyj, ADR	183,300	5,834,439
QUALCOMM, Inc.	144,200	5,912,200
Communications Equipment Total		11,746,639

	Shares	Value ($)
Computers & Peripherals – 3.3%
Apple, Inc. (b)	33,100	4,749,850
Hewlett-Packard Co.	171,100	7,812,426
Computers & Peripherals Total		12,562,276
Internet Software & Services – 6.9%
Akamai Technologies, Inc. (b)	56,100	1,579,776
eBay, Inc. (b)	386,500	11,533,160
Google, Inc., Class A (b)	20,000	8,809,400
VeriSign, Inc. (b)	116,900	3,885,756
Internet Software & Services Total		25,808,092
IT Services – 1.8%
Visa, Inc. (b)	41,876	2,611,387
Western Union Co.	195,600	4,160,412
IT Services Total		6,771,799
Software – 4.1%
Microsoft Corp.	430,920	12,229,510
Oracle Corp. (b)	163,740	3,202,754
Software Total		15,432,264
Information Technology Total		72,321,070
Materials – 1.7%
Metals & Mining – 1.7%
Alcoa, Inc.	125,200	4,514,712
Freeport-McMoRan Copper & Gold, Inc.	19,700	1,895,534
Metals & Mining Total		6,410,246
Materials Total		6,410,246
Telecommunication Services – 2.7%
Diversified Telecommunication Services – 1.8%
Verizon Communications, Inc.	189,100	6,892,695
Diversified Telecommunication Services Total		6,892,695
Wireless Telecommunication Services – 0.9%
America Movil SAB de CV, Series L, ADR	53,100	3,381,939
Wireless Telecommunication Services Total		3,381,939
Telecommunication Services Total		10,274,634
Utilities – 1.3%
Electric Utilities – 0.5%
FPL Group, Inc.	30,000	1,882,200
Electric Utilities Total		1,882,200

See Accompanying Notes to Financial Statements.

Columbia Common Stock Fund

March 31, 2008 (Unaudited)

Common Stocks (continued)
	Shares	Value ($)
Multi-Utilities – 0.8%
Public Service Enterprise Group, Inc.	74,700	3,002,193
Multi-Utilities Total		3,002,193
Utilities Total		4,884,393
Total Common Stocks (cost of $319,767,297)		373,653,566
Securities Lending Collateral – 11.2%
State Street Navigator Securities Lending Prime Portfolio (c) (7 day yield of 3.131%)	42,178,673	42,178,673
Total Securities Lending Collateral (cost of $42,178,673)		42,178,673
Short-Term Obligation – 0.3%
	Par ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 03/31/08, due 04/01/08, at 1.250%, collateralized by a U.S. Treasury Obligation maturing 08/15/20, market value $1,172,625 (repurchase proceeds $1,143,040)	1,143,000	1,143,000
Total Short-Term Obligation (cost of $1,143,000)		1,143,000
Total Investments – 110.9% (cost of $363,088,970) (d)		416,975,239
Other Assets & Liabilities, Net – (10.9)%		(40,970,951)
Net Assets – 100.0%		376,004,288

Notes to Investment Portfolio:

(a)  All or a portion of this security was on loan at March 31, 2008. The total market value of securities on loan at March 31, 2008 is $40,930,625.

(b)  Non-income producing security.

(c)  Investment made with cash collateral received from securities lending activity.

(d)  Cost for federal income tax purposes is $363,088,970.

At March 31, 2008, the Fund held investments in the following sectors:

% of
Sector	Net Assets
Information Technology	19.2
Financials	16.1
Energy	13.8
Health Care	13.8
Industrials	12.8
Consumer Staples	9.7
Consumer Discretionary	8.3
Telecommunication Services	2.7
Materials	1.7
Utilities	1.3
99.4
Securities Lending Collateral	11.2
Short-Term Obligation	0.3
Other Assets & Liabilities, Net	(10.9)
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Small Cap Core Fund

March 31, 2008 (Unaudited)

Common Stocks – 98.3%
	Shares	Value ($)
Consumer Discretionary – 13.0%
Auto Components – 1.3%
ArvinMeritor, Inc.	175,800	2,199,258
Cooper Tire & Rubber Co.	258,720	3,873,038
Dorman Products, Inc. (a)	430,921	4,632,401
Hawk Corp., Class A (a)	55,723	976,267
Auto Components Total		11,680,964
Automobiles – 0.0%
Winnebago Industries, Inc.	7,300	123,370
Automobiles Total		123,370
Diversified Consumer Services – 1.3%
CPI Corp.	16,690	288,236
DeVry, Inc.	11,410	477,395
Nobel Learning Communities, Inc. (a)	201,500	2,696,070
Pre-Paid Legal Services, Inc. (a)	6,680	283,299
Regis Corp.	292,000	8,027,080
Diversified Consumer Services Total		11,772,080
Hotels, Restaurants & Leisure – 1.9%
CEC Entertainment, Inc. (a)	221,260	6,389,989
Monarch Casino & Resort, Inc. (a)	15,760	279,110
Morgans Hotel Group Co. (a)	203,400	3,014,388
O'Charleys, Inc.	419,305	4,830,393
Ruby Tuesday, Inc.	137,450	1,030,875
Steak n Shake Co. (a)	131,650	1,036,085
Hotels, Restaurants & Leisure Total		16,580,840
Household Durables – 0.4%
American Greetings Corp., Class A	20,410	378,606
Blyth Industries, Inc.	15,360	302,899
Hooker Furniture Corp.	13,870	309,856
Jarden Corp. (a)	101,125	2,198,457
Tempur-Pedic International, Inc.	24,690	271,590
Household Durables Total		3,461,408
Internet & Catalog Retail – 0.3%
NetFlix, Inc. (a)	12,710	440,401
Systemax, Inc.	15,280	184,277
Valuevision Media, Inc., Class A (a)	356,250	1,973,625
Internet & Catalog Retail Total		2,598,303
Leisure Equipment & Products – 1.5%
Callaway Golf Co.	186,300	2,734,884
JAKKS Pacific, Inc. (a)	6,630	182,789
Polaris Industries, Inc.	8,540	350,226
RC2 Corp. (a)	237,900	4,988,763
Steinway Musical Instruments, Inc. (a)	179,400	5,116,488
Leisure Equipment & Products Total		13,373,150

	Shares	Value ($)
Media – 0.7%
Marvel Entertainment, Inc. (a)	14,670	393,009
Regent Communications, Inc. (a)	816,698	1,020,873
Scholastic Corp. (a)	107,130	3,242,825
Sinclair Broadcast Group, Inc., Class A	187,850	1,673,743
Media Total		6,330,450
Specialty Retail – 3.6%
Aaron Rents, Inc.	16,290	350,887
Aeropostale, Inc. (a)	14,825	401,906
Buckle, Inc.	99,475	4,449,517
Cato Corp., Class A	19,560	292,226
Collective Brands, Inc. (a)	335,100	4,061,412
HOT Topic, Inc. (a)	241,100	1,039,141
Lithia Motors, Inc., Class A	309,100	3,140,456
Men's Wearhouse, Inc.	14,140	329,038
Monro Muffler Brake, Inc.	288,469	4,875,126
Rent-A-Center, Inc. (a)	342,690	6,288,361
Stage Stores, Inc.	390,975	6,333,795
Specialty Retail Total		31,561,865
Textiles, Apparel & Luxury Goods – 2.0%
Deckers Outdoor Corp. (a)	1,822	196,448
Fossil, Inc. (a)	3,230	98,644
Quiksilver, Inc. (a)	331,400	3,251,034
Rocky Brands, Inc. (a)	130,150	736,649
Unifirst Corp. (b)	349,213	12,952,310
Wolverine World Wide, Inc.	14,780	428,768
Textiles, Apparel & Luxury Goods Total		17,663,853
Consumer Discretionary Total		115,146,283
Consumer Staples – 1.8%
Beverages – 0.1%
MGP Ingredients, Inc.	132,500	926,175
Beverages Total		926,175
Food & Staples Retailing – 0.6%
Casey's General Stores, Inc.	160,820	3,634,532
Pantry, Inc. (a)	91,100	1,920,388
Winn-Dixie Stores, Inc. (a)	4,240	76,150
Food & Staples Retailing Total		5,631,070
Food Products – 0.9%
Cal-Maine Foods, Inc.	13,368	446,224
Corn Products International, Inc.	160,250	5,951,685
Flowers Foods, Inc.	20,000	495,000
Imperial Sugar Co.	14,510	273,078
Lancaster Colony Corp.	6,340	253,347
Food Products Total		7,419,334

See Accompanying Notes to Financial Statements.

Columbia Small Cap Core Fund

March 31, 2008 (Unaudited)

Common Stocks (continued)
	Shares	Value ($)
Household Products – 0.2%
Central Garden & Pet Co. (a)	146,400	674,904
Central Garden & Pet Co. (a)	292,800	1,300,032
Household Products Total		1,974,936
Personal Products – 0.0%
USANA Health Sciences, Inc. (a)	10,440	229,993
Personal Products Total		229,993
Consumer Staples Total		16,181,508
Energy – 4.7%
Energy Equipment & Services – 2.4%
Gulfmark Offshore, Inc. (a)	124,042	6,787,578
Newpark Resources, Inc. (a)	582,210	2,969,271
Oceaneering International, Inc. (a)	44,400	2,797,200
Oil States International, Inc. (a)	9,070	406,427
Pioneer Drilling Co. (a)	9,050	144,166
Superior Well Services, Inc. (a)	123,918	2,710,087
Tetra Technologies, Inc. (a)	317,100	5,022,864
Energy Equipment & Services Total		20,837,593
Oil, Gas & Consumable Fuels – 2.3%
Alon USA Energy, Inc.	23,290	354,241
Alpha Natural Resources, Inc. (a)	14,280	620,323
Atlas America, Inc.	8,630	521,597
Bill Barrett Corp. (a)	9,780	462,105
Bois d'Arc Energy, Inc. (a)	13,690	294,198
Double Hull Tankers, Inc.	20,940	222,173
Energy Partners Ltd. (a)	24,110	228,322
EXCO Resources, Inc. (a)	215,000	3,977,500
GeoMet, Inc. (a)	137,700	917,082
Knightsbridge Tankers Ltd.	12,300	328,164
Kodiak Oil & Gas Corp. (a)	180,000	300,600
Mariner Energy, Inc. (a)	16,890	456,199
Petroquest Energy, Inc. (a)	184,040	3,191,254
Warren Resources, Inc. (a)	89,300	1,059,991
Whiting Petroleum Corp. (a)	116,400	7,525,260
Oil, Gas & Consumable Fuels Total		20,459,009
Energy Total		41,296,602
Financials – 11.0%
Capital Markets – 0.6%
Calamos Asset Management, Inc., Class A	17,620	286,853
GAMCO Investors, Inc., Class A	7,574	381,427
GFI Group, Inc.	7,383	423,046
Greenhill & Co., Inc.	5,430	377,711
optionsXpress Holdings, Inc.	5,680	117,633

	Shares	Value ($)
Waddell & Reed Financial, Inc., Class A	119,510	3,839,856
Capital Markets Total		5,426,526
Commercial Banks – 1.8%
Banco Latinoamericano de Exportaciones SA, Class E	21,950	338,030
First Regional Bancorp/Los Angeles CA (a)	13,430	220,252
NBT Bancorp, Inc.	10,400	230,880
Oriental Financial Group	383,850	7,565,683
Pacific Capital Bancorp	14,490	311,535
SVB Financial Group (a)	8,090	353,048
Taylor Capital Group, Inc.	237,457	3,899,044
UMB Financial Corp.	63,900	2,632,680
Westamerica Bancorporation	7,660	402,916
Commercial Banks Total		15,954,068
Consumer Finance – 0.3%
QC Holdings, Inc.	215,102	1,946,673
Consumer Finance Total		1,946,673
Diversified Financial Services – 0.1%
Asta Funding, Inc.	18,730	260,909
Financial Federal Corp.	13,975	304,795
Interactive Brokers Group, Inc. (a)	10,990	282,113
Diversified Financial Services Total		847,817
Insurance – 3.1%
Amerisafe, Inc. (a)	23,536	297,495
Aspen Insurance Holdings Ltd.	17,109	451,335
Darwin Professional Underwriters, Inc. (a)	132,720	2,984,873
First Mercury Financial Corp. (a)	208,725	3,633,902
Hilb Rogal & Hobbs Co.	62,050	1,952,714
Horace Mann Educators Corp.	189,050	3,304,594
Max Re Capital Ltd.	13,450	352,256
National Interstate Corp.	64,912	1,515,695
Navigators Group, Inc. (a)	35,164	1,912,922
NYMAGIC, Inc.	119,641	2,717,047
Phoenix Companies, Inc.	154,500	1,886,445
Platinum Underwriters Holdings Ltd.	12,861	417,468
RAM Holdings Ltd. (a)	305,900	694,393
RLI Corp.	7,760	384,663
State Auto Financial Corp.	173,925	5,066,435
Insurance Total		27,572,237
Real Estate Investment Trusts (REITs) – 3.2%
Acadia Realty Trust	176,050	4,251,607
American Campus Communities, Inc.	118,900	3,253,104

See Accompanying Notes to Financial Statements.

Columbia Small Cap Core Fund

March 31, 2008 (Unaudited)

Common Stocks (continued)
	Shares	Value ($)
Ashford Hospitality Trust, Inc.	417,567	2,371,781
DiamondRock Hospitality Co.	314,360	3,982,941
Digital Realty Trust, Inc.	11,550	410,025
First Industrial Realty Trust, Inc.	11,550	356,780
First Potomac Realty Trust	291,200	4,475,744
Gramercy Capital Corp.	254,218	5,320,783
Lexington Realty Trust	23,310	335,897
National Health Investors, Inc.	8,500	265,625
National Retail Properties, Inc.	16,960	373,968
Nationwide Health Properties, Inc.	15,820	533,925
OMEGA Healthcare Investors, Inc.	7,290	126,554
Potlatch Corp.	9,334	385,214
Saul Centers, Inc.	3,870	194,429
Sunstone Hotel Investors, Inc.	96,210	1,540,322
Tanger Factory Outlet Centers, Inc.	4,450	171,192
Real Estate Investment Trusts (REITs) Total		28,349,891
Thrifts & Mortgage Finance – 1.9%
Abington Bancorp, Inc.	214,800	2,216,736
Dime Community Bancshares	223,050	3,898,914
Encore Bancshares, Inc. (a)	26,740	467,950
First Niagara Financial Group, Inc.	145,400	1,975,986
FirstFed Financial Corp. (a)	9,910	269,056
Flagstar BanCorp, Inc.	200,900	1,450,498
Jefferson Bancshares, Inc.	266,400	2,426,904
NewAlliance Bancshares, Inc.	345,200	4,232,152
Thrifts & Mortgage Finance Total		16,938,196
Financials Total		97,035,408
Health Care – 15.7%
Biotechnology – 0.5%
BioMarin Pharmaceuticals, Inc. (a)	90,500	3,200,985
Cubist Pharmaceuticals, Inc. (a)	17,430	321,061
United Therapeutics Corp. (a)	5,460	473,382
Biotechnology Total		3,995,428
Health Care Equipment & Supplies – 5.5%
Analogic Corp.	100,241	6,670,036
ArthroCare Corp. (a)	4,810	160,414
Cooper Companies, Inc.	86,291	2,970,999
Criticare Systems, Inc. (a)	306,400	1,660,688
Datascope Corp.	157,081	6,507,866
Greatbatch, Inc. (a)	138,350	2,547,024
Invacare Corp.	402,383	8,965,093
Langer, Inc. (a)	320,769	670,407
Meridian Bioscience, Inc.	17,100	571,653
Merit Medical Systems, Inc. (a)	20,340	321,982
STAAR Surgical Co. (a)	724,900	1,862,993
STERIS Corp.	6,300	169,029

	Shares	Value ($)
Symmetry Medical, Inc. (a)	251,875	4,181,125
Thoratec Corp. (a)	222,650	3,181,668
West Pharmaceutical Services, Inc.	190,452	8,423,692
Health Care Equipment & Supplies Total		48,864,669
Health Care Providers & Services – 6.5%
Air Methods Corp. (a)	5,170	250,073
AMERIGROUP Corp. (a)	10,580	289,151
Apria Healthcare Group, Inc. (a)	16,670	329,233
Centene Corp. (a)	20,310	283,121
Chemed Corp.	7,480	315,656
Emergency Medical Services Corp. (a)	11,480	283,441
Healthspring, Inc. (a)	19,325	272,096
LCA-Vision, Inc.	9,070	113,375
LifePoint Hospitals, Inc. (a)	210,298	5,776,886
Magellan Health Services, Inc. (a)	111,000	4,405,590
Molina Healthcare, Inc. (a)	11,200	273,504
Owens & Minor, Inc.	138,800	5,460,392
Pediatrix Medical Group, Inc. (a)	55,800	3,760,920
Providence Service Corp. (a)	326,591	9,797,730
PSS World Medical, Inc. (a)	173,862	2,896,541
Psychiatric Solutions, Inc. (a)	85,000	2,883,200
Res-Care, Inc. (a)	921,184	15,798,306
U.S. Physical Therapy, Inc. (a)	264,950	3,820,579
Health Care Providers & Services Total		57,009,794
Health Care Technology – 0.0%
Eclipsys Corp. (a)	12,110	237,477
Mediware Information Systems (a)	14,100	80,793
Health Care Technology Total		318,270
Life Sciences Tools & Services – 0.8%
Albany Molecular Research, Inc. (a)	26,920	326,809
Cambrex Corp.	528,259	3,660,835
Dionex Corp. (a)	6,690	515,063
eResearchTechnology, Inc. (a)	28,806	357,771
PAREXEL International Corp. (a)	13,300	347,130
Strategic Diagnostics, Inc. (a)	578,250	2,156,872
Life Sciences Tools & Services Total		7,364,480
Pharmaceuticals – 2.4%
Acusphere, Inc. (a)	445,200	213,696
Adolor Corp. (a)	195,300	892,521
Hi-Tech Pharmacal Co., Inc. (a)	236,100	2,136,705
KV Pharmaceutical Co., Class A (a)	264,850	6,610,656
Noven Pharmaceuticals, Inc. (a)	200,200	1,797,796
Obagi Medical Products, Inc. (a)	480,700	4,172,476
Perrigo Co.	21,620	815,723
Sciele Pharma, Inc. (a)	12,464	243,048

See Accompanying Notes to Financial Statements.

Columbia Small Cap Core Fund

March 31, 2008 (Unaudited)

Common Stocks (continued)
	Shares	Value ($)
Valeant Pharmaceuticals International (a)	331,826	4,257,327
Viropharma, Inc. (a)	1,310	11,711
Pharmaceuticals Total		21,151,659
Health Care Total		138,704,300
Industrials – 20.1%
Aerospace & Defense – 2.2%
AAR Corp. (a)	217,100	5,920,317
Argon ST, Inc. (a)	131,200	2,231,712
Ceradyne, Inc. (a)	5,294	169,196
Cubic Corp.	12,130	344,856
LMI Aerospace, Inc. (a)	87,303	1,691,059
Moog, Inc., Class A (a)	212,540	8,971,314
Aerospace & Defense Total		19,328,454
Air Freight & Logistics – 0.4%
Forward Air Corp.	9,580	339,515
Pacer International, Inc.	216,200	3,552,166
Air Freight & Logistics Total		3,891,681
Airlines – 0.0%
Pinnacle Airlines Corp. (a)	28,530	249,067
Airlines Total		249,067
Building Products – 1.5%
American Woodmark Corp.	15,610	320,942
Insteel Industries, Inc.	204,951	2,383,580
NCI Building Systems, Inc. (a)	421,036	10,189,071
Building Products Total		12,893,593
Commercial Services & Supplies – 4.9%
Clean Harbors, Inc. (a)	111,100	7,221,500
Consolidated Graphics, Inc. (a)	135,430	7,590,852
Deluxe Corp.	16,490	316,773
FTI Consulting, Inc. (a)	79,500	5,647,680
Kforce, Inc. (a)	926,404	8,189,411
Knoll, Inc.	19,830	228,838
McGrath Rentcorp	230,322	5,553,063
Navigant Consulting, Inc. (a)	137,600	2,611,648
Rollins, Inc.	25,170	445,257
Spherion Corp. (a)	311,700	1,907,604
Tetra Tech, Inc. (a)	168,872	3,294,693
TrueBlue, Inc. (a)	430	5,779
United Stationers, Inc. (a)	6,940	331,038
Watson Wyatt Worldwide, Inc., Class A	8,650	490,888
Commercial Services & Supplies Total		43,835,024

	Shares	Value ($)
Construction & Engineering – 2.1%
EMCOR Group, Inc. (a)	371,476	8,250,482
Northwest Pipe Co. (a)	174,567	7,417,352
Perini Corp. (a)	9,750	353,243
Sterling Construction Co., Inc. (a)	130,106	2,370,531
Construction & Engineering Total		18,391,608
Electrical Equipment – 2.3%
Acuity Brands, Inc.	8,520	365,934
Baldor Electric Co.	151,100	4,230,800
BTU International, Inc. (a)	265,089	2,438,819
Encore Wire Corp.	18,460	336,156
GrafTech International Ltd. (a)	319,500	5,179,095
LSI Industries, Inc.	534,508	7,060,851
Woodward Governor Co.	13,274	354,681
Electrical Equipment Total		19,966,336
Machinery – 3.7%
Albany International Corp., Class A	326,948	11,815,901
Axsys Technologies, Inc. (a)	12,771	637,017
Cascade Corp.	2,810	138,561
CLARCOR, Inc.	11,150	396,383
Flanders Corp. (a)	537,393	3,272,723
FreightCar America, Inc.	8,912	305,682
Key Technology, Inc. (a)(b)	130,265	3,880,594
Miller Industries, Inc. (a)	182,700	1,759,401
Nordson Corp.	94,320	5,079,132
Oshkosh Corp.	52,250	1,895,630
Tennant Co.	74,027	2,947,015
Valmont Industries, Inc.	2,611	229,481
Machinery Total		32,357,520
Marine – 0.0%
TBS International Ltd. (a)	8,837	266,877
Marine Total		266,877
Road & Rail – 1.9%
Arkansas Best Corp.	157,690	5,024,004
Dollar Thrifty Automotive Group, Inc. (a)	24,860	339,090
Frozen Food Express Industries	160,500	1,274,370
Kansas City Southern (a)	159,395	6,393,334
Werner Enterprises, Inc.	226,315	4,200,406
Road & Rail Total		17,231,204
Trading Companies & Distributors – 1.1%
Applied Industrial Technologies, Inc.	12,440	371,832
Kaman Corp.	158,677	4,488,972
Rush Enterprises, Inc., Class A (a)	145,850	2,310,264

See Accompanying Notes to Financial Statements.

Columbia Small Cap Core Fund

March 31, 2008 (Unaudited)

Common Stocks (continued)
	Shares	Value ($)
Rush Enterprises, Inc., Class B (a)	194,075	2,849,021
Trading Companies & Distributors Total		10,020,089
Industrials Total		178,431,453
Information Technology – 24.4%
Communications Equipment – 2.0%
ADC Telecommunications, Inc. (a)	284,300	3,434,344
ADTRAN, Inc.	200,360	3,706,660
Anaren, Inc. (a)	23,010	291,307
Bookham, Inc. (a)	496,300	679,931
Comtech Telecommunications Corp. (a)	9,107	355,173
Dycom Industries, Inc. (a)	25,139	301,919
EFJ, Inc. (a)	168,697	202,436
Globecomm Systems, Inc. (a)	173,300	1,507,710
InterDigital, Inc. (a)	16,026	317,475
MasTec, Inc. (a)	342,800	2,814,388
Performance Technologies, Inc. (a)(b)	751,700	3,442,786
Plantronics, Inc.	20,102	388,170
Communications Equipment Total		17,442,299
Computers & Peripherals – 2.3%
Avid Technology, Inc. (a)	86,600	2,107,844
Hypercom Corp. (a)	475,500	2,063,670
Imation Corp.	277,350	6,306,939
Intevac, Inc. (a)	24,080	311,836
Mobility Electronics, Inc. (a)	519,700	660,019
Presstek, Inc. (a)	438,250	1,919,535
Rimage Corp. (a)	199,248	4,363,531
STEC, Inc. (a)	392,000	2,426,480
Computers & Peripherals Total		20,159,854
Electronic Equipment & Instruments – 6.6%
Agilysys, Inc.	113,695	1,318,862
Benchmark Electronics, Inc. (a)	1,092,570	19,611,632
Excel Technology, Inc. (a)	206,300	5,561,848
FARO Technologies, Inc. (a)	227,316	7,087,713
Gerber Scientific, Inc. (a)	194,716	1,731,025
Keithley Instruments, Inc.	299,390	2,904,083
LeCroy Corp. (a)	148,300	1,284,278
Merix Corp. (a)	351,600	717,264
Methode Electronics, Inc., Class A	25,970	303,589
MTS Systems Corp.	10,140	327,116
Newport Corp. (a)	257,700	2,878,509
NU Horizons Electronics Corp. (a)	201,737	1,266,908
Plexus Corp. (a)	302,635	8,488,912
Technitrol, Inc.	238,060	5,506,328
Electronic Equipment & Instruments Total		58,988,067

	Shares	Value ($)
Internet Software & Services – 1.4%
EarthLink, Inc. (a)	818,100	6,176,655
Imergent, Inc.	28,410	323,590
j2 Global Communications, Inc. (a)	7,530	168,070
S1 Corp. (a)	340,150	2,418,466
SAVVIS, Inc. (a)	13,910	226,316
Selectica, Inc. (a)	868,975	1,181,806
Travelzoo, Inc. (a)	26,770	295,541
Tumbleweed Communications Corp. (a)	788,800	962,336
United Online, Inc.	33,710	355,977
Internet Software & Services Total		12,108,757
IT Services – 3.2%
Analysts International Corp. (a)	1,040,200	1,737,134
CACI International, Inc., Class A (a)	8,810	401,296
Computer Task Group, Inc. (a)	805,200	3,317,424
CSG Systems International, Inc. (a)	27,100	308,127
infoUSA, Inc.	335,100	2,047,461
Integral Systems, Inc.	240,336	7,025,021
MPS Group, Inc. (a)	323,900	3,828,498
NCI, Inc., Class A (a)	164,285	3,091,844
Startek, Inc. (a)	99,500	916,395
Syntel, Inc.	13,440	358,176
TNS, Inc. (a)	269,400	5,560,416
IT Services Total		28,591,792
Semiconductors & Semiconductor Equipment – 4.0%
Advanced Energy Industries, Inc. (a)	23,890	316,781
Amkor Technology, Inc. (a)	36,650	392,155
ATMI, Inc. (a)	234,869	6,536,404
Cirrus Logic, Inc. (a)	500,200	3,361,344
Cymer, Inc. (a)	13,760	358,310
Exar Corp. (a)	238,829	1,965,563
Fairchild Semiconductor International, Inc. (a)	511,850	6,101,252
hifn, Inc. (a)	357,900	1,825,290
IXYS Corp. (a)	235,450	1,608,124
ON Semiconductor Corp. (a)	729,650	4,144,412
Pericom Semiconductor Corp. (a)	298,860	4,387,265
Photronics, Inc. (a)	16,040	153,182
RF Micro Devices, Inc. (a)	415,404	1,104,975
Semtech Corp. (a)	24,210	346,929
Tessera Technologies, Inc. (a)	21,290	442,832
Ultratech, Inc. (a)	219,546	2,109,837
Semiconductors & Semiconductor Equipment Total		35,154,655

See Accompanying Notes to Financial Statements.

Columbia Small Cap Core Fund

March 31, 2008 (Unaudited)

Common Stocks (continued)
	Shares	Value ($)
Software – 4.9%
Advent Software, Inc. (a)	7,730	329,453
Ansoft Corp. (a)	14,380	438,878
Bottomline Technologies, Inc. (a)	188,200	2,371,320
Epicor Software Corp. (a)	249,200	2,791,040
Interactive Intelligence, Inc. (a)	21,910	257,881
Jack Henry & Associates, Inc.	18,440	454,915
Lawson Software, Inc. (a)	632,456	4,762,394
Mentor Graphics Corp. (a)	452,150	3,992,484
MicroStrategy, Inc., Class A (a)	4,550	336,655
MSC.Software Corp. (a)	435,015	5,650,845
PLATO Learning, Inc. (a)	318,150	932,179
Progress Software Corp. (a)	253,257	7,577,449
Sonic Solutions (a)	302,000	2,914,300
SPSS, Inc. (a)	9,530	369,573
Sybase, Inc. (a)	386,550	10,166,265
Vasco Data Security International, Inc. (a)	16,200	221,616
Software Total		43,567,247
Information Technology Total		216,012,671
Materials – 4.5%
Chemicals – 2.7%
Calgon Carbon Corp. (a)	10,070	151,554
CF Industries Holdings, Inc.	5,740	594,779
H.B. Fuller Co.	423,220	8,637,920
Sensient Technologies Corp.	311,687	9,191,650
ShengdaTech, Inc. (a)	8,210	69,785
Spartech Corp.	528,750	4,467,937
Terra Industries, Inc. (a)	13,070	464,377
Chemicals Total		23,578,002
Containers & Packaging – 0.9%
AptarGroup, Inc.	11,670	454,313
Greif, Inc., Class A	104,644	7,108,467
Rock-Tenn Co., Class A	5,230	156,743
Containers & Packaging Total		7,719,523
Metals & Mining – 0.1%
Quanex Corp.	6,090	315,097
Schnitzer Steel Industries, Inc., Class A	5,650	401,263
Sims Group Ltd.	10,660	293,363
Worthington Industries, Inc.	22,200	374,514
Metals & Mining Total		1,384,237
Paper & Forest Products – 0.8%
AbitibiBowater, Inc.	192,352	2,483,264
Glatfelter Co.	288,740	4,362,861
Paper & Forest Products Total		6,846,125
Materials Total		39,527,887

	Shares	Value ($)
Telecommunication Services – 0.3%
Diversified Telecommunication Services – 0.2%
General Communication, Inc., Class A (a)	239,350	1,469,609
NTELOS Holdings Corp.	6,799	164,536
Premiere Global Services, Inc. (a)	12,670	181,688
Diversified Telecommunication Services Total		1,815,833
Wireless Telecommunication Services – 0.1%
LCC International, Inc., Class A (a)	546,150	857,455
Syniverse Holdings, Inc. (a)	18,580	309,543
Wireless Telecommunication Services Total		1,166,998
Telecommunication Services Total		2,982,831
Utilities – 2.8%
Electric Utilities – 0.3%
El Paso Electric Co. (a)	15,560	332,517
IDACORP, Inc.	33,250	1,067,657
Otter Tail Corp.	12,270	434,235
Portland General Electric Co.	13,530	305,102
UIL Holdings Corp.	10,490	316,064
Electric Utilities Total		2,455,575
Gas Utilities – 1.4%
Laclede Group, Inc.	1,250	44,537
New Jersey Resources Corp.	153,340	4,761,207
Northwest Natural Gas Co.	60,300	2,619,432
South Jersey Industries, Inc.	147,987	5,195,824
Gas Utilities Total		12,621,000
Multi-Utilities – 0.0%
PNM Resources, Inc.	30,980	386,321
Multi-Utilities Total		386,321
Water Utilities – 1.1%
American States Water Co.	139,450	5,020,200
California Water Service Group	111,300	4,246,095
Water Utilities Total		9,266,295
Utilities Total		24,729,191
Total Common Stocks (cost of $838,137,787)		870,048,134

See Accompanying Notes to Financial Statements.

Columbia Small Cap Core Fund

March 31, 2008 (Unaudited)

Short-Term Obligation – 1.8%
	Par ($)	Value ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 03/31/08, due 04/01/08 at 1.250%, collateralized by U.S. Treasury Obligations maturing 03/31/11, market value $16,141,675 (repurchase proceeds $15,820,549)	15,820,000	15,820,000
Total Short-Term Obligation (cost of $15,820,000)		15,820,000
Total Investments – 100.1% (cost of $853,957,787) (c)		885,868,134
Other Assets & Liabilities, Net – (0.1)%		(772,636)
Net Assets – 100.0%		885,095,498

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Investments in affiliates during the six months ended March 31, 2008:

Security name:	Key Technology, Inc.
Shares as of 09/30/07:	152,265
Shares purchased:	–
Shares sold:	(22,000)
Shares as of 03/31/08:	130,265
Net realized gain/loss:	$636,716
Dividend income earned:	$–
Value at end of period:	$3,880,594
Security name:	Performance Technologies, Inc.
Shares as of 09/30/07:	751,700
Shares purchased:	–
Shares sold:	–
Shares as of 03/31/08:	751,700
Net realized gain/loss:	$–
Dividend income earned:	$–
Value at end of period:	$3,442,786
Security name:	Unifirst Corp.
Shares as of 09/30/07:	329,613
Shares purchased:	100,000
Shares sold:	(80,400)
Shares as of 03/31/08:	349,213
Net realized gain/loss:	$59,292
Dividend income earned:	$29,206
Value at end of period:	$12,952,310

(c)  Cost for federal income tax purposes is $853,957,787.

At March 31, 2008, the Fund held investments in the following sectors:

Sector	% of Net Assets
Information Technology	24.4
Industrials	20.1
Health Care	15.7
Consumer Discretionary	13.0
Financials	11.0
Energy	4.7
Materials	4.5
Utilities	2.8
Consumer Staples	1.8
Telecommunication Services	0.3
98.3
Short-Term Obligation	1.8
Other Assets & Liabilities, Net	(0.1)
100.0

See Accompanying Notes to Financial Statements.

Statements of Assets and Liabilities – Stock Funds
March 31, 2008 (Unaudited)

	($)	($)	($)	($)	($)
	Columbia Asset Allocation Fund	Columbia Large Cap Growth Fund	Columbia Disciplined Value Fund	Columbia Common Stock Fund	Columbia Small Cap Core Fund
Assets
Unaffiliated investments, at identified cost	311,355,675	1,604,125,597	428,299,090	363,088,970	837,826,349
Affiliated investments, at identified cost	—	—	—	—	16,131,438
Total investments, at identified cost	311,355,675	1,604,125,597	428,299,090	363,088,970	853,957,787
Unaffiliated investments, at value	325,408,447	1,713,369,231	424,812,660	416,975,239	865,592,444
Affiliated investments, at value	—	—	—	—	20,275,690
Total investments, at value (including securities on loan of $35,648,053, $89,049,689, $21,675,505, $40,930,625, and $—, respectively)	325,408,447	1,713,369,231	424,812,660	416,975,239	885,868,134
Cash	610	602	667	796	4,182
Foreign currency (cost of $10,652, $—, $—, $— and $—, respectively)	10,703	—	—	—	—
Unrealized appreciation on forward foreign currency exchange contracts	116,882	—	—	—	—
Receivable for:
Investments sold	10,739,368	48,061,035	—	9,223,056	752,316
Fund shares sold	56,882	1,594,819	2,777,953	31,366	338,457
Interest	1,042,738	1,393	284	40	549
Dividends	363,451	1,751,053	466,600	560,839	703,247
Foreign tax reclaim	33,262	—	—	—	—
Futures variation margin	9,256	—	35,742	—	—
Securities lending income	22,430	24,939	12,532	11,722	—
Expense reimbursement due from investment advisor	—	—	—	35,176	—
Trustees' deferred compensation plan	52,031	237,714	55,483	66,071	88,365
Other assets	7,181	39,641	11,161	9,162	26,914
Total Assets	337,863,241	1,765,080,427	428,173,082	426,913,467	887,782,164
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	136,121	—	—	—	—
Collateral on securities loaned	36,550,537	90,110,523	22,299,783	42,178,673	—
Payable for:
Investments purchased	1,946,878	34,357,359	—	7,537,440	—
Investments purchased on a delayed delivery basis	890,797	—	—	—	—
Fund shares repurchased	1,043,046	1,855,567	638,371	613,480	1,215,080
Investment advisory fee	169,821	704,421	242,146	222,735	548,223
Administration fee	17,505	70,034	23,045	21,319	50,469
Transfer agent fee	101,853	464,307	87,945	105,368	493,505
Pricing and bookkeeping fees	35,858	11,849	13,039	10,367	17,173
Trustees' fees	2,816	153	1,957	2,967	—
Distribution and service fees	48,911	212,288	39,971	47,539	101,810
Custody fee	59,212	13,783	2,639	678	19,767
Chief compliance officer expenses	179	319	180	173	291
Trustees' deferred compensation plan	52,031	237,714	55,483	66,071	88,365
Other liabilities	368,954	205,421	82,038	102,369	151,983
Total Liabilities	41,424,519	128,243,738	23,486,597	50,909,179	2,686,666
Net Assets	296,438,722	1,636,836,689	404,686,485	376,004,288	885,095,498
Net Assets Consist of
Paid-in capital	288,454,664	1,685,317,656	430,920,229	319,032,449	811,854,217
Undistributed (overdistributed) net investment income	(298,492)	803,036	6,829	788,209	100,478
Accumulated net realized gain (loss)	(5,765,038)	(158,527,637)	(22,744,044)	2,297,361	41,230,456
Unrealized appreciation (depreciation) on:
Investments	14,052,772	109,243,634	(3,486,430)	53,886,269	31,910,347
Foreign currency translations	(14,440)	—	—	—	—
Futures contracts	9,256	—	(10,099)	—	—
Net Assets	296,438,722	1,636,836,689	404,686,485	376,004,288	885,095,498

See Accompanying Notes to Financial Statements.

Statements of Assets and Liabilities – Stock Funds
March 31, 2008 (Unaudited) (continued)

	Columbia Asset Allocation Fund	Columbia Large Cap Growth Fund	Columbia Disciplined Value Fund	Columbia Common Stock Fund	Columbia Small Cap Core Fund
Class A
Net assets	$8,335,969	$161,371,266	$21,219,708	$11,240,953	$128,451,500
Shares outstanding	595,611	7,277,148	1,788,956	855,578	8,993,099
Net asset value per share (a)	$14.00	$22.18	$11.86	$13.14	$14.28
Maximum sales charge	5.75%	5.75%	5.75%	5.75%	5.75%
Maximum offering price per share (b)	$14.85	$23.53	$12.58	$13.94	$15.15
Class B
Net assets	$5,846,149	$106,582,420	$5,185,805	$4,076,319	$26,032,737
Shares outstanding	417,671	5,162,890	464,430	329,931	1,979,100
Net asset value and offering price per share (a)	$14.00	$20.64	$11.17	$12.36	$13.15
Class C
Net assets	$1,581,817	$26,399,394	$3,845,602	$1,635,819	$29,270,959
Shares outstanding	112,977	1,278,095	345,070	132,301	2,222,847
Net asset value and offering price per share (a)	$14.00	$20.66	$11.14	$12.36	$13.17
Class E
Net assets	—	$16,658,979	—	—	—
Shares outstanding	—	752,335	—	—	—
Net asset value per share (a)	—	$22.14	—	—	—
Maximum sales charge	—	4.50%	—	—	—
Maximum offering price per share (b)	—	$23.18	—	—	—
Class F
Net assets	—	$1,089,861	—	—	—
Shares outstanding	—	52,821	—	—	—
Net asset value and offering price per share (a)	—	$20.63	—	—	—
Class T
Net assets	$154,396,970	$203,279,591	$107,325,285	$155,401,207	$105,664,612
Shares outstanding	11,016,105	9,235,912	9,048,347	11,911,976	7,501,770
Net asset value per share (a)	$14.02	$22.01	$11.86	$13.05	$14.09
Maximum sales charge	5.75%	5.75%	5.75%	5.75%	5.75%
Maximum offering price per share (b)	$14.88	$23.35	$12.58	$13.85	$14.95
Class Z
Net assets	$126,277,817	$1,121,455,178	$267,110,085	$203,649,990	$595,675,690
Shares outstanding	9,009,191	49,490,248	21,960,786	15,412,851	40,951,895
Net asset value, offering and redemption price per share	$14.02	$22.66	$12.16	$13.21	$14.55

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

Statements of Operations – Stock Funds
For the Six Months Ended March 31, 2008 (Unaudited)

	($)	($)	($)	($)	($)
	Columbia Asset Allocation Fund	Columbia Large Cap Growth Fund	Columbia Disciplined Value Fund	Columbia Common Stock Fund	Columbia Small Cap Core Fund
Investment Income
Income
Dividends	1,683,827	8,151,193	5,495,201	3,215,727	5,588,268
Dividends from affiliates	—	—	—	—	29,206
Interest	3,564,812	899,562	91,185	65,354	418,894
Securities lending	111,444	416,505	60,030	58,118	—
Foreign tax withheld	(25,430)	(55)	—	—	(18,259)
Total Investment Income	5,334,653	9,467,205	5,646,416	3,339,199	6,018,109
Expenses
Investment advisory fee	1,055,071	4,508,395	1,610,978	1,436,019	3,698,671
Administration fee	108,753	452,322	154,329	137,448	343,826
Distribution fee:
Class B	22,867	528,436	24,223	16,670	113,922
Class C	6,363	111,657	18,169	5,570	132,021
Class E	—	8,828	—	—	—
Class F	—	7,728	—	—	—
Service fee:
Class A	10,423	207,070	34,873	14,528	187,528
Class B	7,622	176,145	8,075	5,556	37,974
Class C	2,121	37,219	6,056	1,857	44,007
Class E	—	22,071	—	—	—
Class F	—	2,576	—	—	—
Shareholder service fee - Class T	251,076	340,723	185,224	250,958	177,941
Transfer agent fee	206,364	1,471,919	305,575	258,871	747,583
Pricing and bookkeeping fees	90,096	72,520	60,431	54,280	81,667
Trustees' fees	20,931	61,760	25,354	23,705	37,603
Custody fee	120,687	26,185	9,456	8,590	35,715
Chief compliance officer expenses	351	609	364	353	514
Other expenses	144,282	387,105	142,163	141,231	215,503
Expenses before interest expense	2,047,007	8,423,268	2,585,270	2,355,636	5,854,475
Interest expense	—	—	3,135	—	—
Total Expenses	2,047,007	8,423,268	2,588,405	2,355,636	5,854,475
Expenses waived or reimbursed by Investment Advisor	—	—	—	(234,153)	—
Expense reductions	(4,720)	(3,837)	(185)	(1,199)	(2,382)
Net Expenses	2,042,287	8,419,431	2,588,220	2,120,284	5,852,093
Net Investment Income	3,292,366	1,047,774	3,058,196	1,218,915	166,016

See Accompanying Notes to Financial Statements.

Statements of Operations – Stock Funds
For the Six Months Ended March 31, 2008 (Unaudited) (continued)

	($)	($)	($)	($)	($)
	Columbia Asset Allocation Fund	Columbia Large Cap Growth Fund	Columbia Disciplined Value Fund	Columbia Common Stock Fund	Columbia Small Cap Core Fund
Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency, Futures Contracts and Written Options
Net realized gain (loss) on:
Unaffiliated investments	(1,881,816)	23,969,472	(20,793,456)	8,710,610	64,363,618
Affiliated investments	—	—	—	—	696,008
Foreign currency transactions	(7,542)	—	—	—	—
Futures contracts	(825,574)	—	(456,899)	—	—
Written options	22,626	—	—	—	—
Realized loss due to a trading error (See Note 10)	(700)	—	—	—	—
Reimbursement of a trading loss by Investment Advisor	700	—	—	—	—
Net realized gain (loss)	(2,692,306)	23,969,472	(21,250,355)	8,710,610	65,059,626
Net change in unrealized appreciation (depreciation) on:
Investments	(26,440,678)	(234,666,112)	(68,172,007)	(36,180,344)	(196,930,589)
Foreign currency translations	(83,840)	—	—	—	—
Futures contracts	(107,926)	—	(333,001)	—	—
Written options	(20,745)	—	—	—	—
Net change in unrealized depreciation	(26,653,189)	(234,666,112)	(68,505,008)	(36,180,344)	(196,930,589)
Net Loss	(29,345,495)	(210,696,640)	(89,755,363)	(27,469,734)	(131,870,963)
Net Decrease Resulting from Operations	(26,053,129)	(209,648,866)	(86,697,167)	(26,250,819)	(131,704,947)

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets – Columbia Stock Funds

Increase (Decrease) in Net Assets	Columbia Asset Allocation Fund		Columbia Large Cap Growth Fund		Columbia Disciplined Value Fund
	(Unaudited) Six Months Ended March 31, 2008 ($)	Year Ended September 30, 2007 ($)(a)	(Unaudited) Six Months Ended March 31, 2008 ($)	Year Ended September 30, 2007 ($)(a)	(Unaudited) Six Months Ended March 31, 2008 ($)	Year Ended September 30, 2007 ($)(a)
Operations
Net investment income	3,292,366	6,957,563	1,047,774	2,296,070	3,058,196	5,366,845
Net realized gain (loss) on investments, foreign currency transactions, futures contracts and written options	(2,692,306)	31,742,370	23,969,472	206,032,477	(21,250,355)	60,559,515
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations, futures contracts and written options	(26,653,189)	8,276,416	(234,666,112)	164,464,746	(68,505,008)	1,428,627
Net increase (decrease) resulting from operations	(26,053,129)	46,976,349	(209,648,866)	372,793,293	(86,697,167)	67,354,987
Distributions to Shareholders
From net investment income:
Class A	(103,298)	(141,020)	—	(171,462)	(180,379)	(233,862)
Class B	(52,352)	(81,090)	—	(12)	(18,069)	(15,898)
Class C	(14,820)	(18,822)	—	—	(10,332)	(7,895)
Class E	—	—	—	(15,174)	—	—
Class G	—	(72,881)	—	—	—	(5,638)
Class T	(1,990,951)	(3,452,173)	—	(259,486)	(761,120)	(1,299,456)
Class Z	(1,834,510)	(3,349,133)	(2,224,296)	(2,241,107)	(2,276,823)	(3,815,099)
From net realized gains:
Class A	(723,894)	(419,073)	(11,577,199)	(2,031,714)	(3,659,576)	(1,417,443)
Class B	(545,891)	(451,652)	(11,130,619)	(3,678,918)	(870,037)	(588,081)
Class C	(160,133)	(88,154)	(2,290,476)	(527,182)	(639,638)	(255,406)
Class E	—	—	(1,232,359)	(221,051)	—	—
Class F	—	—	(188,065)	(85,616)	—	—
Class G	—	(614,482)	—	(393,409)	—	(197,222)
Class T	(14,928,189)	(11,761,474)	(16,307,165)	(3,400,942)	(15,296,653)	(12,494,021)
Class Z	(12,207,865)	(10,241,990)	(85,740,578)	(18,366,994)	(36,691,116)	(25,738,056)
Total Distributions to Shareholders	(32,561,903)	(30,691,944)	(130,690,757)	(31,393,067)	(60,403,743)	(46,068,077)
Net Capital Share Transactions	13,445,176	(26,064,041)	40,717,806	(210,406,249)	21,686,506	63,281,717
Net increase (decrease) in net assets	(45,169,856)	(9,779,636)	(299,621,817)	130,993,977	(125,414,404)	84,568,627
Net Assets
Beginning of period	341,608,578	351,388,214	1,936,458,506	1,805,464,529	530,100,889	445,532,262
End of period	296,438,722	341,608,578	1,636,836,689	1,936,458,506	404,686,485	530,100,889
Undistributed (overdistributed) net investment income at end of period	(298,492)	405,073	803,036	1,979,558	6,829	195,356

(a)  Class G shares reflect activity for the period October 1, 2006 through August 8, 2007.

See Accompanying Notes to Financial Statements.

Increase (Decrease) in Net Assets	Columbia Common Stock Fund		Columbia Small Cap Core Fund
	(Unaudited) Six Months Ended March 31, 2008 ($)	Year Ended September 30, 2007 ($)(a)	(Unaudited) Six Months Ended March 31, 2008 ($)	Year Ended September 30, 2007 ($)(a)
Operations
Net investment income	1,218,915	1,878,037	166,016	4,370,779
Net realized gain (loss) on investments, foreign currency transactions, futures contracts and written options	8,710,610	53,774,757	65,059,626	233,156,788
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations, futures contracts and written options	(36,180,344)	25,296,904	(196,930,589)	(65,844,556)
Net increase (decrease) resulting from operations	(26,250,819)	80,949,698	(131,704,947)	171,683,011
Distributions to Shareholders
From net investment income:
Class A	(41,457)	—	(313,396)	—
Class B	—	—	—	—
Class C	—	—	—	—
Class E	—	—	—	—
Class G	—	—	—	—
Class T	(523,167)	(319)	(184,037)	—
Class Z	(1,372,481)	(565,065)	(3,485,595)	—
From net realized gains:
Class A	(1,125,847)	(859,588)	(30,396,930)	(20,681,734)
Class B	(466,120)	(429,883)	(6,593,541)	(4,457,286)
Class C	(131,887)	(79,050)	(7,737,478)	(5,252,814)
Class E	—	—	—	—
Class F	—	—	—	—
Class G	—	(295,968)	—	(747,564)
Class T	(16,463,775)	(13,657,644)	(24,251,745)	(14,911,569)
Class Z	(22,118,426)	(20,205,123)	(144,889,355)	(98,828,377)
Total Distributions to Shareholders	(42,243,160)	(36,092,640)	(217,852,077)	(144,879,344)
Net Capital Share Transactions	3,346,637	(48,864,435)	9,001,003	(148,719,232)
Net increase (decrease) in net assets	(65,147,342)	(4,007,377)	(340,556,021)	(121,915,565)
Net Assets
Beginning of period	441,151,630	445,159,007	1,225,651,519	1,347,567,084
End of period	376,004,288	441,151,630	885,095,498	1,225,651,519
Undistributed (overdistributed) net investment income at end of period	788,209	1,506,399	100,478	3,917,490

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets – Capital Stock Activity

	Columbia Asset Allocation Fund				Columbia Large Cap Growth Fund				Columbia Disciplined Value Fund
	(Unaudited) Six Months Ended March 31, 2008		Year Ended September 30, 2007(a)		(Unaudited) Six Months Ended March 31, 2008		Year Ended September 30, 2007(a)		(Unaudited) Six Months Ended March 31, 2008		Year Ended September 30, 2007(a)
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	113,607	1,713,998	180,161	2,928,368	1,407,528	33,588,082	2,150,850	52,455,831	278,845	3,932,076	1,770,526	28,466,004
Distributions reinvested	52,076	794,324	33,719	534,132	400,865	10,342,317	83,467	1,963,964	241,316	3,384,667	95,435	1,468,403
Redemptions	(64,893)	(979,384)	(84,203)	(1,366,725)	(787,437)	(18,961,494)	(1,597,266)	(38,734,036)	(857,398)	(11,636,685)	(549,769)	(8,693,199)
Net increase (decrease)	100,790	1,528,938	129,677	2,095,775	1,020,956	24,968,905	637,051	15,685,759	(337,237)	(4,319,942)	1,316,192	21,241,208
Class B
Subscriptions	76,339	1,150,540	57,038	928,170	53,915	1,237,064	141,434	3,235,215	30,107	407,802	236,879	3,614,659
Distributions reinvested	36,172	552,990	30,743	485,525	427,139	10,285,500	152,226	3,382,434	58,784	778,268	35,787	519,467
Redemptions	(64,991)	(965,800)	(140,335)	(2,280,263)	(2,016,446)	(45,243,179)	(4,384,260)	(100,253,074)	(121,460)	(1,542,345)	(132,031)	(2,016,449)
Net increase (decrease)	47,520	737,730	(52,554)	(866,568)	(1,535,392)	(33,720,615)	(4,090,600)	(93,635,425)	(32,569)	(356,275)	140,635	2,117,677
Class C
Subscriptions	19,989	297,355	37,410	605,097	82,258	1,950,449	148,057	3,369,513	73,987	941,900	362,864	5,520,702
Distributions reinvested	10,283	157,277	5,867	92,767	76,612	1,845,584	19,670	437,270	41,604	549,153	14,638	212,086
Redemptions	(24,766)	(364,315)	(15,578)	(254,058)	(147,241)	(3,329,754)	(375,109)	(8,595,097)	(136,342)	(1,696,799)	(132,329)	(2,045,973)
Net increase (decrease)	5,506	90,317	27,699	443,806	11,629	466,279	(207,382)	(4,788,314)	(20,751)	(205,746)	245,173	3,686,815
Class E
Subscriptions	—	—	—	—	65,962	1,582,905	135,163	3,269,615	—	—	—	—
Distributions reinvested	—	—	—	—	47,725	1,229,898	10,039	236,225	—	—	—	—
Redemptions	—	—	—	—	(41,516)	(1,014,297)	(52,081)	(1,262,052)	—	—	—	—
Net increase	—	—	—	—	72,171	1,798,506	93,121	2,243,788	—	—	—	—
Class F
Subscriptions	—	—	—	—	186	4,327	3,845	89,595	—	—	—	—
Distributions reinvested	—	—	—	—	7,813	188,065	3,853	85,616	—	—	—	—
Redemptions	—	—	—	—	(71,259)	(1,599,521)	(144,360)	(3,293,578)	—	—	—	—
Net decrease	—	—	—	—	(63,260)	(1,407,129)	(136,662)	(3,118,367)	—	—	—	—
Class G
Subscriptions	—	—	10,686	173,323	—	—	23,676	520,721	—	—	4,135	62,375
Distributions reinvested	—	—	42,811	674,160	—	—	18,127	390,277	—	—	13,962	202,665
Redemptions	—	—	(701,470)	(11,433,096)	—	—	(1,251,512)	(28,305,066)	—	—	(161,554)	(2,454,028)
Net decrease	—	—	(647,973)	(10,585,613)	—	—	(1,209,709)	(27,394,068)	—	—	(143,457)	(2,188,988)
Class T
Subscriptions	42,234	640,083	702,659	11,474,453	92,106	2,191,196	1,131,841	27,907,744	29,397	395,016	226,408	3,619,440
Distributions reinvested	1,080,698	16,513,646	935,483	14,819,321	623,265	15,961,824	152,970	3,576,443	1,128,055	15,826,137	885,893	13,590,075
Redemptions	(851,467)	(13,116,827)	(1,799,843)	(29,320,832)	(692,974)	(16,810,168)	(1,558,937)	(37,510,316)	(711,770)	(9,779,346)	(1,272,443)	(20,448,954)
Net increase (decrease)	271,465	4,036,902	(161,701)	(3,027,058)	22,397	1,342,852	(274,126)	(6,026,129)	445,682	6,441,807	(160,142)	(3,239,439)
Class Z
Subscriptions	1,037,994	15,418,542	353,527	5,738,177	3,046,034	74,997,230	4,619,814	116,161,518	3,046,827	41,689,561	5,854,266	95,800,402
Distributions reinvested	808,718	12,344,279	746,248	11,817,739	2,365,714	62,336,591	639,489	15,328,552	1,303,150	18,750,812	1,029,907	16,143,481
Redemptions	(1,431,370)	(20,711,532)	(1,945,955)	(31,680,299)	(3,614,999)	(90,064,813)	(9,108,657)	(224,863,563)	(2,855,511)	(40,313,711)	(4,267,841)	(70,279,439)
Net increase (decrease)	415,342	7,051,289	(846,180)	(14,124,383)	1,796,749	47,269,008	(3,849,354)	(93,373,493)	1,494,466	20,126,662	2,616,332	41,664,444

(a)  On August 8, 2007, Class G shares were converted to Class T shares.

See Accompanying Notes to Financial Statements.

	Columbia Common Stock Fund				Columbia Small Cap Core Fund
	(Unaudited) Six Months Ended March 31, 2008		Year Ended September 30, 2007 (a)		(Unaudited) Six Months Ended March 31, 2008		Year Ended September 30, 2007(a)
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	71,794	996,579	109,489	1,588,680	499,124	7,801,492	903,461	18,016,706
Distributions reinvested	77,223	1,125,917	58,967	820,227	1,853,851	29,216,697	1,030,696	19,562,596
Redemptions	(70,736)	(1,010,129)	(145,340)	(2,104,833)	(2,181,866)	(34,650,035)	(2,767,533)	(55,090,029)
Net increase (decrease)	78,281	1,112,367	23,116	304,074	171,109	2,368,154	(833,376)	(17,510,727)
Class B
Subscriptions	17,236	223,158	28,278	385,523	10,667	155,769	16,187	299,632
Distributions reinvested	30,457	418,472	29,021	384,244	418,959	6,095,850	230,550	4,124,545
Redemptions	(44,669)	(585,205)	(150,431)	(2,083,969)	(366,443)	(5,411,025)	(418,303)	(7,865,585)
Net increase (decrease)	3,024	56,425	(93,132)	(1,314,202)	63,183	840,594	(171,566)	(3,441,408)
Class C
Subscriptions	39,748	531,326	42,484	585,336	43,080	630,229	53,482	989,340
Distributions reinvested	7,977	109,681	3,798	50,326	473,257	6,890,619	259,493	4,647,523
Redemptions	(12,722)	(181,880)	(16,427)	(222,745)	(548,370)	(8,036,793)	(524,194)	(9,807,888)
Net increase (decrease)	35,003	459,127	29,855	412,917	(32,033)	(515,945)	(211,219)	(4,171,025)
Class E
Subscriptions	—	—	—	—	—	—	—	—
Distributions reinvested	—	—	—	—	—	—	—	—
Redemptions	—	—	—	—	—	—	—	—
Net increase	—	—	—	—	—	—	—	—
Class F
Subscriptions	—	—	—	—	—	—	—	—
Distributions reinvested	—	—	—	—	—	—	—	—
Redemptions	—	—	—	—	—	—	—	—
Net decrease	—	—	—	—	—	—	—	—
Class G
Subscriptions	—	—	7,669	103,973	—	—	2,236	41,439
Distributions reinvested	—	—	21,030	275,701	—	—	40,261	713,430
Redemptions	—	—	(291,409)	(4,075,162)	—	—	(392,499)	(7,264,706)
Net decrease	—	—	(262,710)	(3,695,488)	—	—	(350,002)	(6,509,837)
Class T
Subscriptions	76,269	1,076,919	320,798	4,720,903	129,508	1,991,669	502,935	9,881,160
Distributions reinvested	1,125,256	16,293,706	945,404	13,074,931	1,454,898	22,609,113	731,833	13,736,501
Redemptions	(801,726)	(11,325,599)	(1,837,204)	(26,532,644)	(978,217)	(15,415,923)	(1,280,343)	(25,169,851)
Net increase (decrease)	399,799	6,045,026	(571,002)	(8,736,810)	606,189	9,184,859	(45,575)	(1,552,190)
Class Z
Subscriptions	250,043	3,564,585	602,902	8,796,060	2,377,329	38,350,918	4,363,649	88,313,789
Distributions reinvested	1,341,183	19,648,343	1,241,550	17,344,450	6,363,669	102,073,253	3,359,060	64,661,908
Redemptions	(1,913,391)	(27,539,236)	(4,264,614)	(61,975,436)	(8,829,675)	(143,300,830)	(13,263,308)	(268,509,742)
Net increase (decrease)	(322,165)	(4,326,308)	(2,420,162)	(35,834,926)	(88,677)	(2,876,659)	(5,540,599)	(115,534,045)

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Asset Allocation Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,							Period Ended September 30,		Year Ended October 31,
Class A Shares	2008		2007	2006		2005		2004 (a)		2003 (b)(c)		2002
Net Asset Value, Beginning of Period	$16.80		$16.06	$16.47		$15.06		$14.01		$12.86		$14.95
Income from Investment Operations:
Net investment income	0.17	(d)	0.32 (d)	0.22	(d)	0.27	(d)(e)	0.21	(d)	0.20	(d)	0.26
Net realized and unrealized gain (loss) on investments, foreign currency transactions, futures contracts, foreign capital gains tax and written options	(1.34)		1.86	0.92		1.41		1.11		1.17		(2.12)
Total from investment operations	(1.17)		2.18	1.14		1.68		1.32		1.37		(1.86)
Less Distributions to Shareholders:
From net investment income	(0.19)		(0.33)	(0.31)		(0.27)		(0.27)		(0.22)		(0.23)
From net realized gains	(1.44)		(1.11)	(1.24)		—		—		—		—
Total distributions to shareholders	(1.63)		(1.44)	(1.55)		(0.27)		(0.27)		(0.22)		(0.23)
Net Asset Value, End of Period	$14.00		$16.80	$16.06		$16.47		$15.06		$14.01		$12.86
Total return (f)	(7.74	)%(g)(h)	14.24%	7.39	%(h)(i)	11.20	%(i)	9.46	%(i)	10.80	%(g)(i)	(12.53	)%(i)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (j)	1.32	%(k)	1.32%	1.31%		1.35%		1.43%		1.49	%(k)	1.40%
Waiver/Reimbursement	—		—	0.01%		0.01%		—	%(l)	0.01	%(k)	0.13%
Net investment income (j)	1.97	%(k)	1.98%	1.38%		1.66%		1.43%		1.55	%(k)	1.73%
Portfolio turnover rate	44	%(g)	100%	98%		86%		75%		122	%(g)	40%
Net assets, end of period (000's)	$8,336		$8,314	$5,863		$4,206		$2,901		$1,211		$43

(a)  On October 13, 2003, the Liberty Asset Allocation Fund was renamed the Columbia Asset Allocation Fund.

(b)  The Fund changed its fiscal year end from October 31 to September 30.

(c)  On November 18, 2002, the Galaxy Asset Allocation Fund, Prime A shares were renamed Liberty Asset Allocation Fund, Class A shares.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.

(f)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(g)  Not annualized.

(h)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value by less than 0.01% and less than $0.01, respectively.

(i)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%.

(k)  Annualized.

(l)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Asset Allocation Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unadited) Six Months Ended March 31,		Year Ended September 30,							Period Ended September 30,		Year Ended October 31,
Class B Shares	2008		2007	2006		2005		2004 (a)		2003 (b)(c)		2002
Net Asset Value, Beginning of Period	$16.80		$16.06	$16.47		$15.06		$14.00		$12.85		$14.93
Income from Investment Operations:
Net investment income	0.10	(d)	0.20 (d)	0.17	(d)	0.15	(d)(e)	0.10	(d)	0.12	(d)	0.14
Net realized and unrealized gain (loss) on investments, foreign currency transactions, futures contracts, foreign capital gains tax and written options	(1.33)		1.86	0.85		1.41		1.11		1.17		(2.08)
Total from investment operations	(1.23)		2.06	1.02		1.56		1.21		1.29		(1.94)
Less Distributions to Shareholders:
From net investment income	(0.13)		(0.21)	(0.19)		(0.15)		(0.15)		(0.14)		(0.14)
From net realized gains	(1.44)		(1.11)	(1.24)		—		—		—		—
Total distributions to shareholders	(1.57)		(1.32)	(1.43)		(0.15)		(0.15)		(0.14)		(0.14)
Net Asset Value, End of Period	$14.00		$16.80	$16.06		$16.47		$15.06		$14.00		$12.85
Total return (f)	(8.09	)%(g)(h)	13.40%	6.59	%(h)(i)	10.37	%(i)	8.68	%(i)	10.13	%(g)(i)	(13.06)%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (j)	2.07	%(k)	2.07%	2.06%		2.10%		2.18%		2.17	%(k)	2.06%
Waiver/Reimbursement	—		—	0.01%		0.01%		—	%(l)	0.01	%(k)	—
Net investment income (j)	1.21	%(k)	1.21%	1.08%		0.91%		0.68%		0.95	%(k)	1.07%
Portfolio turnover rate	44	%(g)	100%	98%		86%		75%		122	%(g)	40%
Net assets, end of period (000's)	$5,846		$6,219	$6,788		$7,166		$4,926		$2,539		$276

(a)  On October 13, 2003, the Liberty Asset Allocation Fund was renamed the Columbia Asset Allocation Fund.

(b)  The Fund changed its fiscal year end from October 31 to September 30.

(c)  On November 18, 2002, the Galaxy Asset Allocation Fund, Prime B shares were renamed Liberty Asset Allocation Fund, Class B shares.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.

(f)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g)  Not annualized.

(h)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value by less than 0.01% and less than $0.01, respectively.

(i)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%.

(k)  Annualized.

(l)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Asset Allocation Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,							Period Ended September 30,
Class C Shares	2008		2007	2006		2005		2004 (a)		2003 (b)(c)
Net Asset Value, Beginning of Period	$16.81		$16.06	$16.47		$15.06		$14.00		$13.08
Income from Investment Operations:
Net investment income (d)	0.10		0.20	0.16		0.14	(e)	0.10		0.10
Net realized and unrealized gain (loss) on investments, foreign currency transactions, futures contracts, foreign capital gains tax and written options	(1.34)		1.87	0.86		1.42		1.11		0.93
Total from investment operations	(1.24)		2.07	1.02		1.56		1.21		1.03
Less Distributions to Shareholders:
From net investment income	(0.13)		(0.21)	(0.19)		(0.15)		(0.15)		(0.11)
From net realized gains	(1.44)		(1.11)	(1.24)		—		—		—
Total distributions to shareholders	(1.57)		(1.32)	(1.43)		(0.15)		(0.15)		(0.11)
Net Asset Value, End of Period	$14.00		$16.81	$16.06		$16.47		$15.06		$14.00
Total return (f)	(8.15	)%(g)(h)	13.46%	6.59	%(h)(i)	10.37	%(i)	8.67	%(i)	7.93	%(g)(i)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (j)	2.07	%(k)	2.07%	2.06%		2.10%		2.19%		2.28	%(k)
Waiver/Reimbursement	—		—	0.01%		0.01%		—	%(l)	0.01	%(k)
Net investment income (j)	1.21	%(k)	1.23%	0.98%		0.91%		0.69%		0.85	%(k)
Portfolio turnover rate	44	%(g)	100%	98%		86%		75%		122	%(g)
Net assets, end of period (000's)	$1,582		$1,806	$1,281		$704		$514		$187

(a)  On October 13, 2003, the Liberty Asset Allocation Fund was renamed the Columbia Asset Allocation Fund.

(b)  The Fund changed its fiscal year end from October 31 to September 30.

(c)  Class C shares were initially offered on November 18, 2002. Per share data and total return reflect activity from that date.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.

(f)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g)  Not annualized.

(h)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value by less than 0.01% and less than $0.01, respectively.

(i)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%.

(k)  Annualized.

(l)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Asset Allocation Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,							Period Ended September 30,		Year Ended October 31,
Class T Shares	2008		2007 (a)	2006		2005		2004 (b)		2003 (c)(d)		2002
Net Asset Value, Beginning of Period	$16.82		$16.08	$16.48		$15.07		$14.01		$12.87		$14.95
Income from Investment Operations:
Net investment income	0.16	(e)	0.31 (e)	0.28	(e)	0.26	(e)(f)	0.21	(e)	0.21	(e)	0.25
Net realized and unrealized gain (loss) on investments, foreign currency transactions, futures contracts, foreign capital gains tax and written options	(1.34)		1.86	0.87		1.41		1.11		1.16		(2.09)
Total from investment operations	(1.18)		2.17	1.15		1.67		1.32		1.37		(1.84)
Less Distributions to Shareholders:
From net investment income	(0.18)		(0.32)	(0.31)		(0.26)		(0.26)		(0.23)		(0.24)
From net realized gains	(1.44)		(1.11)	(1.24)		—		—		—		—
Total distributions to shareholders	(1.62)		(1.43)	(1.55)		(0.26)		(0.26)		(0.23)		(0.24)
Net Asset Value, End of Period	$14.02		$16.82	$16.08		$16.48		$15.07		$14.01		$12.87
Total return (g)	(7.75	)%(h)(i)	14.17%	7.39	%(i)(j)	11.14	%(j)	9.47	%(j)	10.75	%(h)(j)	(12.45	)%(j)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (k)	1.37	%(l)	1.37%	1.36%		1.40%		1.49%		1.49	%(l)	1.37%
Waiver/Reimbursement	—		—	0.01%		0.01%		—	%(m)	0.01	%(l)	0.01%
Net investment income (k)	1.91	%(l)	1.92%	1.78%		1.62%		1.37%		1.73	%(l)	1.76%
Portfolio turnover rate	44	%(h)	100%	98%		86%		75%		122	%(h)	40%
Net assets, end of period (000's)	$154,397		$180,757	$175,348		$184,795		$183,438		$189,580		$198,154

(a)  On August 8, 2007, the Class G shares were exchanged for Class T shares.

(b)  On October 13, 2003, the Liberty Asset Allocation Fund was renamed the Columbia Asset Allocation Fund.

(c)  The Fund changed its fiscal year end from October 31 to September 30.

(d)  On November 18, 2002, the Galaxy Asset Allocation Fund, Retail A shares were renamed Liberty Asset Allocation Fund, Class T shares.

(e)  Per share data was calculated using the average shares outstanding during the period.

(f)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.

(g)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(h)  Not annualized.

(i)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value by less than 0.01% and less than $0.01, respectively.

(j)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(k)  The benefits derived from expense reductions had an impact of less than 0.01%.

(l)  Annualized.

(m)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Asset Allocation Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,							Period Ended September 30,		Year Ended October 31,
Class Z Shares	2008		2007	2006		2005		2004 (a)		2003 (b)(c)		2002
Net Asset Value, Beginning of Period	$16.82		$16.07	$16.48		$15.06		$14.01		$12.87		$14.94
Income from Investment Operations:
Net investment income	0.19	(d)	0.36 (d)	0.33	(d)	0.31	(d)(e)	0.25	(d)	0.25	(d)	0.29
Net realized and unrealized gain (loss) on investments, foreign currency transactions, futures contracts, foreign capital gains tax and written options	(1.34)		1.87	0.85		1.42		1.11		1.16		(2.09)
Total from investment operations	(1.15)		2.23	1.18		1.73		1.36		1.41		(1.80)
Less Distributions to Shareholders:
From net investment income	(0.21)		(0.37)	(0.35)		(0.31)		(0.31)		(0.27)		(0.27)
From net realized gains	(1.44)		(1.11)	(1.24)		—		—		—		—
Total distributions to shareholders	(1.65)		(1.48)	(1.59)		(0.31)		(0.31)		(0.27)		(0.27)
Net Asset Value, End of Period	$14.02		$16.82	$16.07		$16.48		$15.06		$14.01		$12.87
Total return (f)	(7.61	)%(g)(i)	14.58%	7.65	%(h)(i)	11.54	%(h)	9.75	%(h)	11.07	%(g)(h)	(12.23	)%(h)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (j)	1.07	%(k)	1.07%	1.06%		1.10%		1.19%		1.16	%(k)	1.12%
Waiver/Reimbursement	—		—	0.01%		0.01%		—	%(l)	0.01	%(k)	0.03%
Net investment income (j)	2.22	%(k)	2.21%	2.09%		1.92%		1.67%		2.04	%(k)	2.01%
Portfolio turnover rate	44	%(g)	100%	98%		86%		75%		122	%(g)	40%
Net assets, end of period (000's)	$126,278		$144,513	$151,703		$167,278		$191,556		$217,935		$163,934

(a)  On October 13, 2003, the Liberty Asset Allocation Fund was renamed the Columbia Asset Allocation Fund.

(b)  The Fund changed its fiscal year end from October 31 to September 30.

(c)  On November 18, 2002, the Galaxy Asset Allocation Fund, Trust shares were renamed Liberty Asset Allocation Fund, Class Z shares.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.

(f)  Total return at net asset value assuming all distributions reinvested.

(g)  Not annualized.

(h)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(i)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value by less than 0.01% and less than $0.01, respectively.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%.

(k)  Annualized.

(l)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Large Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,								Period Ended September 30,		Year Ended October 31,
Class A Shares	2008		2007		2006		2005		2004 (a)		2003 (b)(c)		2002
Net Asset Value, Beginning of Period	$26.76		$22.27		$21.11		$18.57		$17.59		$16.06		$19.74
Income from Investment Operations:
Net investment income (loss) (d)	—	(l)	0.02		0.01		0.05	(e)	(0.08)		(0.05)		0.03
Net realized and unrealized gain (loss) on investments	(2.77)		4.87		1.19		2.51		1.06		1.61		(3.71)
Total from investment operations	(2.77)		4.89		1.20		2.56		0.98		1.56		(3.68)
Less Distributions to Shareholders:
From net investment income	—		(0.03)		(0.04)		(0.02)		—		(0.03)		—
From net realized gains	(1.81)		(0.37)		—		—		—		—		—
Total distributions to shareholders	(1.81)		(0.40)		(0.04)		(0.02)		—		(0.03)		—
Net Asset Value, End of Period	$22.18		$26.76		$22.27		$21.11		$18.57		$17.59		$16.06
Total return (f)	(11.29	)%(h)	22.19%		5.69	%(g)	13.80	%(g)	5.57	%(g)	9.72	%(g)(h)	(18.64	)%(g)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (i)	1.02	%(j)	1.00%		1.01%		1.11%		1.28%		1.30	%(j)	1.12%
Interest expense	—		—	%(k)	—	%(k)	—		—		—		—
Net expenses (i)	1.02	%(j)	1.00%		1.01%		1.11%		1.28%		1.30	%(j)	1.12%
Waiver/Reimbursement	—		—		—	%(k)	—	%(k)	—	%(k)	0.02	%(j)	0.05%
Net investment income (loss) (i)	0.03	%(j)	0.07%		0.07%		0.25%		(0.40)%		(0.30	)%(j)	0.14%
Portfolio turnover rate	83	%(h)	151%		171%		113%		126%		91	%(h)	43%
Net assets, end of period (000's)	$161,371		$167,408		$125,124		$10,422		$3,867		$1,887		$56

(a)  On October 13, 2003, the Liberty Equity Growth Fund was renamed the Columbia Large Cap Growth Fund.

(b)  The Fund changed its fiscal year end from October 31 to September 30.

(c)  On November 18, 2002, the Galaxy Equity Growth Fund, Prime A shares were renamed Liberty Equity Growth Fund, Class A shares.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.09 per share.

(f)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

(l)  Rounds to less than $0.01 per share.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Large Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,								Period Ended September 30,		Year Ended October 31,
Class B Shares	2008		2007		2006		2005		2004 (a)		2003 (b)(c)		2002
Net Asset Value, Beginning of Period	$25.12		$21.05		$20.07		$17.76		$16.96		$15.57		$19.32
Income from Investment Operations:
Net investment loss (d)	(0.09)		(0.16)		(0.13)		(0.09	)(e)	(0.21)		(0.14)		(0.14)
Net realized and unrealized gain (loss) on investments	(2.58)		4.60		1.11		2.40		1.01		1.53		(3.61)
Total from investment operations	(2.67)		4.44		0.98		2.31		0.80		1.39		(3.75)
Less Distributions to Shareholders:
From net realized gains	(1.81)		(0.37)		—		—		—		—		—
Net Asset Value, End of Period	$20.64		$25.12		$21.05		$20.07		$17.76		$16.96		$15.57
Total return (f)	(11.65	)%(h)	21.31%		4.88	%(g)	13.01	%(g)	4.72	%(g)	8.93	%(g)(h)	(19.41	)%(g)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (i)	1.77	%(j)	1.75%		1.76%		1.86%		2.03%		2.13	%(j)	1.99%
Interest expense	—		—	%(k)	—	%(k)	—		—		—		—
Net expenses (i)	1.77	%(j)	1.75%		1.76%		1.86%		2.03%		2.13	%(j)	1.99%
Waiver/Reimbursement	—		—		—	%(k)	—	%(k)	—	%(k)	0.02	%(j)	0.05%
Net investment loss (i)	(0.75	)%(j)	(0.69)%		(0.72)%		(0.48)%		(1.15)%		(0.97	)%(j)	(0.73)%
Portfolio turnover rate	83	%(h)	151%		171%		113%		126%		91	%(h)	43%
Net assets, end of period (000's)	$106,582		$168,284		$227,160		$7,799		$3,195		$1,013		$207

(a)  On October 13, 2003, the Liberty Equity Growth Fund was renamed the Columbia Large Cap Growth Fund.

(b)  The Fund changed its fiscal year end from October 31 to September 30.

(c)  On November 18, 2002, the Galaxy Equity Growth Fund, Prime B shares were renamed Liberty Equity Growth Fund, Class B shares.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Net investment loss per share reflects a special dividend. The effect of this dividend amounted to $0.09 per share.

(f)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Large Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,								Period Ended September 30,
Class C Shares	2008		2007		2006		2005		2004 (a)		2003 (b)(c)
Net Asset Value, Beginning of Period	$25.14		$21.06		$20.10		$17.79		$16.98		$16.04
Income from Investment Operations:
Net investment loss (d)	(0.08)		(0.16)		(0.13)		(0.09	)(e)	(0.21)		(0.13)
Net realized and unrealized gain on investments	(2.59)		4.61		1.09		2.40		1.02		1.07
Total from investment operations	(2.67)		4.45		0.96		2.31		0.81		0.94
Less Distributions to Shareholders:
From net realized gains	(1.81)		(0.37)		—		—		—		—
Net Asset Value, End of Period	$20.66		$25.14		$21.06		$20.10		$17.79		$16.98
Total return (f)	(11.63	)%(h)	21.34%		4.78	%(g)	12.98	%(g)	4.77	%(g)	5.86	%(g)(h)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (i)	1.77	%(j)	1.75%		1.76%		1.86%		2.03%		2.00	%(j)
Interest expense	—		—	%(k)	—	%(k)	—		—		—
Net expenses (i)	1.77	%(j)	1.75%		1.76%		1.86%		2.03%		2.00	%(j)
Waiver/Reimbursement	—		—		—	%(k)	—	%(k)	—	%(k)	0.02	%(j)
Net investment loss (i)	(0.73	)%(j)	(0.68)%		(0.69)%		(0.45)%		(1.15)%		(0.92	)%(j)
Portfolio turnover rate	83	%(h)	151%		171%		113%		126%		91	%(h)
Net assets, end of period (000's)	$26,399		$31,834		$31,046		$1,419		$780		$524

(a)  On October 13, 2003, the Liberty Equity Growth Fund was renamed the Columbia Large Cap Growth Fund.

(b)  The Fund changed its fiscal year end from October 31 to September 30.

(c)  Class C shares were initially offered on November 18, 2002. Per share data and total return reflect activity from that date.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Net investment loss per share reflects a special dividend. The effect of this dividend amounted to $0.09 per share.

(f)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Large Cap Growth Fund

Selected data for a share outstanding throughout this period is as follows:

Class E Shares	(Unaudited) Six Months Ended March 31, 2008		Year Ended September 30, 2007		Period Ended September 30, 2006 (a)
Net Asset Value, Beginning of Period	$26.74		$22.27		$22.13
Income from Investment Operations:
Net investment loss (b)	(0.01)		(0.01)		—	(c)
Net realized and unrealized gain on investments	(2.78)		4.87		0.14
Total from investment operations	(2.79)		4.86		0.14
Less Distributions to Shareholders:
From net investment income	—		(0.02)		—
From net realized gains	(1.81)		(0.37)		—
Total distributions to shareholders	(1.81)		(0.39)		—
Net Asset Value, End of Period	$22.14		$26.74		$22.27
Total return (d)	(11.38	)%(f)	22.07%		0.63	%(e)(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	1.12	%(h)	1.10%		1.12	%(h)
Interest expense	—		—	%(i)	—	%(h)(i)
Net expenses (g)	1.12	%(h)	1.10%		1.12	%(h)
Waiver/Reimbursement	—		—		—
Net investment loss (g)	(0.07	)%(h)	(0.03)%		(0.23	)%(h)
Portfolio turnover rate	83	%(f)	151%		171	%(f)
Net assets, end of period (000's)	$16,659		$18,185		$13,071%

(a)  Class E shares commenced operations on September 22, 2006. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Large Cap Growth Fund

Selected data for a share outstanding throughout this period is as follows:

Class F Shares	(Unaudited) Six Months Ended March 31, 2008		Year Ended September 30, 2007		Period Ended September 30, 2006 (a)
Net Asset Value, Beginning of Period	$25.11		$21.05		$20.93
Income from Investment Operations:
Net investment loss (b)	(0.09)		(0.16)		—	(c)
Net realized and unrealized gain on investments	(2.58)		4.59		0.12
Total from investment operations	(2.67)		4.43		0.12
Less Distributions to Shareholders:
From net realized gains	(1.81)		(0.37)		—
Net Asset Value, End of Period	$20.63		$25.11		$21.05
Total return (d)	(11.65	)%(f)	21.26%		0.57	%(e)(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	1.77	%(h)	1.75%		1.77	%(h)
Interest expense	—		—	%(i)	—	%(h)(i)
Net expenses (g)	1.77	%(h)	1.75%		1.77	%(h)
Waiver/Reimbursement	—		—		—
Net investment loss (g)	(0.77	)%(h)	(0.70)%		(0.88	)%(h)
Portfolio turnover rate	83	%(f)	151%		171	%(f)
Net assets, end of period (000's)	$1,090		$2,915		$5,319

(a)  Class F shares commenced operations on September 22, 2006. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Large Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,								Period Ended September 30,		Year Ended October 31,
Class T Shares	2008		2007 (a)		2006		2005		2004 (b)		2003 (c)(d)		2002
Net Asset Value, Beginning of Period	$26.58		$22.13		$20.98		$18.46		$17.50		$15.98		$19.70
Income from Investment Operations:
Net investment income (loss) (e)	—	(m)	0.01		0.01		0.07	(f)	(0.09)		(0.02)		(0.02)
Net realized and unrealized gain (loss) on investments	(2.76)		4.84		1.17		2.47		1.05		1.54		(3.70)
Total from investment operations	(2.76)		4.85		1.18		2.54		0.96		1.52		(3.72)
Less Distributions to Shareholders:
From net investment income	—		(0.03)		(0.03)		(0.02)		—		—		—
From net realized gains	(1.81)		(0.37)		—		—		—		—		—
Total distributions to shareholders	(1.81)		(0.40)		(0.03)		(0.02)		—		—		—
Net Asset Value, End of Period	$22.01		$26.58		$22.13		$20.98		$18.46		$17.50		$15.98
Total return (g)	(11.33	)%(i)	22.14%		5.63	%(h)	13.76	%(h)	5.49	%(h)	9.51	%(h)(i)	(18.88	)%(h)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (j)	1.07	%(k)	1.05%		1.06%		1.16%		1.35%		1.45	%(k)	1.34%
Interest expense	—		—	%(l)	—	%(l)	—		—		—		—
Net expenses (j)	1.07	%(k)	1.05%		1.06%		1.16%		1.35%		1.45	%(k)	1.34%
Waiver/Reimbursement	—		—		—	%(l)	—	%(l)	—	%(l)	0.02	%(k)	0.07%
Net investment income (loss) (j)	(0.03	)%(k)	0.02%		0.06%		0.33%		(0.47)%		(0.16	)%(k)	(0.08)%
Portfolio turnover rate	83	%(i)	151%		171%		113%		126%		91	%(i)	43%
Net assets, end of period (000's)	$203,280		$244,901		$209,952		$218,095		$219,129		$235,849		$239,279

(a)  On August 8, 2007, Class G shares were converted to Class T shares.

(b)  On October 13, 2003, the Liberty Equity Growth Fund was renamed the Columbia Large Cap Growth Fund.

(c)  The Fund changed its fiscal year end from October 31 to September 30.

(d)  On November 18, 2002, the Galaxy Equity Growth Fund, Retail A shares were renamed Liberty Equity Growth Fund, Class T shares.

(e)  Per share data was calculated using the average shares outstanding during the period.

(f)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.09 per share.

(g)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(h)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(i)  Not annualized.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%.

(k)  Annualized.

(l)  Rounds to less than 0.01%.

(m)  Rounds to less than $0.01 per share.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Large Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,								Period Ended September 30,		Year Ended October 31,
Class Z Shares	2008		2007		2006		2005		2004 (a)		2003 (b)(c)		2002
Net Asset Value, Beginning of Period	$27.32		$22.68		$21.50		$18.87		$17.84		$16.28		$19.99
Income from Investment Operations:
Net investment income (loss) (d)	0.03		0.08		0.08		0.11	(e)	(0.03)		0.05		0.07
Net realized and unrealized gain (loss) on investments	(2.83)		4.97		1.19		2.55		1.07		1.57		(3.78)
Total from investment operations	(2.80)		5.05		1.27		2.66		1.04		1.62		(3.71)
Less Distributions to Shareholders:
From net investment income	(0.05)		(0.04)		(0.09)		(0.03)		(0.01)		(0.06)		—
From net realized gains	(1.81)		(0.37)		—		—		—		—		—
Total distributions to shareholders	(1.86)		(0.41)		(0.09)		(0.03)		(0.01)		(0.06)		—
Net Asset Value, End of Period	$22.66		$27.32		$22.68		$21.50		$18.87		$17.84		$16.28
Total return (f)	(11.20	)%(h)	22.53%		5.92	%(g)	14.12	%(g)	5.83	%(g)	9.93	%(g)(h)	(18.51	)%(g)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (i)	0.77	%(j)	0.75%		0.76%		0.86%		1.03%		0.99	%(j)	0.91%
Interest expense	—		—	%(k)	—	%(k)	—		—		—		—
Net expenses (i)	0.77	%(j)	0.75%		0.76%		0.86%		1.03%		0.99	%(j)	0.91%
Waiver/Reimbursement	—		—		—	%(k)	—	%(k)	—	%(k)	0.02	%(j)	0.05%
Net investment income (loss) (i)	0.28	%(j)	0.32%		0.35%		0.53%		(0.15)%		0.30	%(j)	0.35%
Portfolio turnover rate	83	%(h)	151%		171%		113%		126%		91	%(h)	43%
Net assets, end of period (000's)	$1,121,455		$1,302,932		$1,169,103		$1,242,736		$634,710		$670,649		$699,215

(a)  On October 13, 2003, the Liberty Equity Growth Fund was renamed the Columbia Large Cap Growth Fund.

(b)  The Fund changed its fiscal year end from October 31 to September 30.

(c)  On November 18, 2002, the Galaxy Equity Growth Fund, Trust shares were renamed Liberty Equity Growth Fund, Class Z shares.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.09 per share.

(f)  Total return at net asset value assuming all distributions reinvested.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Disciplined Value Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,						Period Ended September 30,
Class A Shares	2008		2007	2006		2005		2004 (a)	2003 (b)(c)
Net Asset Value, Beginning of Period	$16.32		$15.70	$14.60		$12.71		$11.02	$10.06
Income from Investment Operations:
Net investment income (d)	0.08		0.14	0.17		0.17	(e)	0.17	0.04
Net realized and unrealized gain (loss) on investments and futures contracts	(2.62)		2.10	2.18		1.88		1.75	0.92
Total from investment operations	(2.54)		2.24	2.35		2.05		1.92	0.96
Less Distributions to Shareholders:
From net investment income	(0.09)		(0.16)	(0.18)		(0.16)		(0.23)	—
From net realized gains	(1.83)		(1.46)	(1.07)		—		—	—
Total distributions to shareholders	(1.92)		(1.62)	(1.25)		(0.16)		(0.23)	—
Net Asset Value, End of Period	$11.86		$16.32	$15.70		$14.60		$12.71	$11.02
Total return (f)	(17.34	)%(g)	15.00%	17.19	%(h)	16.21	%(h)	17.53%	9.54	%(g)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (i)	1.25	%(j)	1.24%	1.21%		1.23%		1.31%	1.31	%(j)
Interest expense	—	%(k)	—	—	%(k)	—		—	—
Net expenses (i)	1.25	%(j)	1.24%	1.21%		1.23%		1.31%	1.31	%(j)
Waiver/Reimbursement	—		—	—	%(k)	0.01%		—	—
Net investment income (i)	1.22	%(j)	0.89%	1.15%		1.21%		1.34%	0.49	%(j)
Portfolio turnover rate	34	%(g)	91%	81%		94%		101%	50	%(g)
Net assets, end of period (000's)	$21,220		$34,706	$12,717		$4,269		$2,511	$903

(a)  On October 13, 2003, the Liberty Equity Value Fund was renamed the Columbia Disciplined Value Fund.

(b)  The Fund changed its fiscal year end from October 31 to September 30.

(c)  Class A shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.

(f)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(g)  Not annualized.

(h)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Disciplined Value Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,						Period Ended September 30,
Class B Shares	2008		2007	2006		2005		2004 (a)	2003 (b)(c)
Net Asset Value, Beginning of Period	$15.47		$14.96	$13.96		$12.16		$10.49	$9.67
Income from Investment Operations:
Net investment income (loss) (d)	0.03		0.03	0.06		0.06	(e)	0.07	(0.02)
Net realized and unrealized gain (loss) on investments and futures contracts	(2.46)		1.98	2.08		1.80		1.67	0.84
Total from investment operations	(2.43)		2.01	2.14		1.86		1.74	0.82
Less Distributions to Shareholders:
From net investment income	(0.04)		(0.04)	(0.07)		(0.06)		(0.07)	—
From net realized gains	(1.83)		(1.46)	(1.07)		—		—	—
Total distributions to shareholders	(1.87)		(1.50)	(1.14)		(0.06)		(0.07)	—
Net Asset Value, End of Period	$11.17		$15.47	$14.96		$13.96		$12.16	$10.49
Total return (f)	(17.60	)%(g)	14.12%	16.35	%(h)	15.30	%(h)	16.64%	8.48	%(g)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (i)	2.00	%(j)	1.99%	1.96%		1.98%		2.06%	2.26	%(j)
Interest expense	—	%(k)	—	—	%(k)	—		—	—
Net expenses (i)	2.00	%(j)	1.99%	1.96%		1.98%		2.06%	2.26	%(j)
Waiver/Reimbursement	—		—	—	%(k)	0.01%		—	—
Net investment income (loss) (i)	0.45	%(j)	0.19%	0.43%		0.46%		0.60%	(0.27	)%(j)
Portfolio turnover rate	34	%(g)	91%	81%		94%		101%	50	%(g)
Net assets, end of period (000's)	$5,186		$7,690	$5,332		$3,974		$2,370	$338

(a)  On October 13, 2003, the Liberty Equity Value Fund was renamed the Columbia Disciplined Value Fund.

(b)  The Fund changed its fiscal year end from October 31 to September 30.

(c)  Class B shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.

(f)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g)  Not annualized.

(h)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Disciplined Value Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,						Period Ended September 30,
Class C Shares	2008		2007	2006		2005		2004 (a)	2003 (b)(c)
Net Asset Value, Beginning of Period	$15.44		$14.93	$13.94		$12.14		$10.47	$9.67
Income from Investment Operations:
Net investment income (loss) (d)	0.03		0.02	0.05		0.06	(e)	0.07	(0.05)
Net realized and unrealized gain (loss) on investments and futures contracts	(2.46)		1.99	2.08		1.80		1.67	0.85
Total from investment operations	(2.43)		2.01	2.13		1.86		1.74	0.80
Less Distributions to Shareholders:
From net investment income	(0.04)		(0.04)	(0.07)		(0.06)		(0.07)	—
From net realized gains	(1.83)		(1.46)	(1.07)		—		—	—
Total distributions to shareholders	(1.87)		(1.50)	(1.14)		(0.06)		(0.07)	—
Net Asset Value, End of Period	$11.14		$15.44	$14.93		$13.94		$12.14	$10.47
Total return (f)	(17.63	)%(g)	14.15%	16.30	%(h)	15.33	%(h)	16.67%	8.27	%(g)(h)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (i)	2.00	%(j)	1.99%	1.96%		1.98%		2.07%	2.49	%(j)
Interest expense	—	%(k)	—	—	%(k)	—		—	—
Net expenses (i)	2.00	%(j)	1.99%	1.96%		1.98%		2.07%	2.49	%(j)
Waiver/Reimbursement	—		—	—	%(k)	0.01%		—	0.49
Net investment income (loss) (i)	0.43	%(j)	0.14%	0.39%		0.49%		0.63%	(0.60	)%(j)
Portfolio turnover rate	34	%(g)	91%	81%		94%		101%	50	%(g)
Net assets, end of period (000's)	$3,846		$5,650	$1,801		$453		$291	$24

(a)  On October 13, 2003, the Liberty Equity Value Fund was renamed the Columbia Disciplined Value Fund.

(b)  The Fund changed its fiscal year end from October 31 to September 30.

(c)  Class C shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.

(f)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g)  Not annualized.

(h) Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Disciplined Value Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,						Period Ended September 30,		Year Ended October 31,
Class T Shares	2008		2007 (a)	2006		2005		2004 (b)	2003 (c)(d)		2002
Net Asset Value, Beginning of Period	$16.33		$15.70	$14.60		$12.72		$11.00	$9.58		$12.48
Income from Investment Operations:
Net investment income (loss)	0.08	(e)	0.15 (e)	0.17	(e)	0.17	(e)(f)	0.16 (e)	0.03	(e)	(0.05)
Net realized and unrealized gain (loss) on investments and futures contracts	(2.63)		2.09	2.18		1.86		1.76	1.39		(2.50)
Total from investment operations	(2.55)		2.24	2.35		2.03		1.92	1.42		(2.55)
Less Distributions to Shareholders:
From net investment income	(0.09)		(0.15)	(0.18)		(0.15)		(0.20)	—		—
From net realized gains	(1.83)		(1.46)	(1.07)		—		—	—		(0.35)
Total distributions to shareholders	(1.92)		(1.61)	(1.25)		(0.15)		(0.20)	—		(0.35)
Net Asset Value, End of Period	$11.86		$16.33	$15.70		$14.60		$12.72	$11.00		$9.58
Total return (g)	(17.42	)%(h)	15.01%	17.13	%(i)	16.06	%(i)	17.54%	14.82	%(h)	(21.31)%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (j)	1.30	%(k)	1.29%	1.26%		1.28%		1.38%	1.50	%(k)	1.41%
Interest expense	—	%(l)	—	—	%(l)	—		—	—		—
Net expenses (j)	1.30	%(k)	1.29%	1.26%		1.28%		1.38%	1.50	%(k)	1.41%
Waiver/Reimbursement	—		—	—	%(l)	0.01%		—	—		—
Net investment income (loss) (j)	1.14	%(k)	0.91%	1.15%		1.22%		1.31%	0.35	%(k)	(0.38)%
Portfolio turnover rate	34	%(h)	91%	81%		94%		101%	50	%(h)	99%
Net assets, end of period (000's)	$107,325		$140,443	$137,595		$134,792		$133,094	$127,993		$123,085

(a)  On August 8, 2007, the Class G shares were converted to Class T shares.

(b)  On October 13, 2003, the Liberty Equity Value Fund was renamed the Columbia Disciplined Value Fund.

(c)  The Fund changed its fiscal year end from October 31 to September 30.

(d)  On November 25, 2002, the Galaxy Equity Value Fund, Retail A shares were renamed Liberty Equity Value Fund, Class T shares.

(e)  Per share data was calculated using the average shares outstanding during the period.

(f)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.

(g)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(h)  Not annualized.

(i)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%.

(k)  Annualized.

(l)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Disciplined Value Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,						Period Ended September 30,		Year Ended October 31,
Class Z Shares	2008		2007	2006		2005		2004 (a)	2003 (b)(c)		2002
Net Asset Value, Beginning of Period	$16.69		$16.02	$14.87		$12.95		$11.24	$9.75		$12.65
Income from Investment Operations:
Net investment income (loss)	0.10	(d)	0.20 (d)	0.22	(d)	0.21	(d)(e)	0.20 (d)	0.08	(d)	(0.02)
Net realized and unrealized gain (loss) on investments and futures contracts	(2.69)		2.13	2.22		1.91		1.79	1.41		(2.53)
Total from investment operations	(2.59)		2.33	2.44		2.12		1.99	1.49		(2.55)
Less Distributions to Shareholders:
From net investment income	(0.11)		(0.20)	(0.22)		(0.20)		(0.28)	—		—
From net realized gains	(1.83)		(1.46)	(1.07)		—		—	—		(0.35)
Total distributions to shareholders	(1.94)		(1.66)	(1.29)		(0.20)		(0.28)	—		(0.35)
Net Asset Value, End of Period	$12.16		$16.69	$16.02		$14.87		$12.95	$11.24		$9.75
Total return (f)	(17.28	)%(g)	15.29%	17.50	%(h)	16.43	%(h)	17.86%	15.28	%(g)	(20.96)%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (i)	1.00	%(j)	0.99%	0.96%		0.98%		1.06%	1.04	%(j)	0.98%
Interest expense	—	%(k)	—	—	%(k)	—		—	—		—
Net expenses (i)	1.00	%(j)	0.99%	0.96%		0.98%		1.06%	1.04	%(j)	0.98%
Waiver/Reimbursement	—		—	—	%(k)	0.01%		—	—		—
Net investment income (i)	1.45	%(j)	1.20%	1.45%		1.53%		1.62%	0.82	%(j)	0.05%
Portfolio turnover rate	34	%(g)	91%	81%		94%		101%	50	%(g)	99%
Net assets, end of period (000's)	$267,110		$341,612	$285,941		$283,187		$283,469	$224,137		$167,867

(a)  On October 13, 2003, the Liberty Equity Value Fund was renamed the Columbia Disciplined Value Fund.

(b)  The Fund changed its fiscal year end from October 31 to September 30.

(c)  On November 25, 2002, the Galaxy Equity Value Fund, Trust shares were renamed Liberty Equity Value Fund, Class Z shares.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.

(f)  Total return at net asset value assuming all distributions reinvested.

(g)  Not annualized.

(h)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Common Stock Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,								Period Ended September 30,		Year Ended October 31,
Class A Shares	2008		2007		2006		2005 (a)		2004 (b)		2003 (c)(d)		2002
Net Asset Value, Beginning of Period	$15.51		$14.03		$13.59		$12.01		$11.22		$10.08		$12.74
Income from Investment Operations:
Net investment income (loss) (e)	0.04		0.05		—	(f)	0.07	(g)	—	(f)	0.03		0.03
Net realized and unrealized gain (loss) on investments	(0.89)		2.60		1.21		1.93		0.80		1.16		(2.23)
Total from investment operations	(0.85)		2.65		1.21		2.00		0.80		1.19		(2.20)
Less Distributions to Shareholders:
From net investment income	(0.05)		—		(0.01)		(0.07)		(0.01)		(0.05)		(0.02)
From net realized gains	(1.47)		(1.17)		(0.76)		(0.35)		—		—		(0.44)
Total distributions to shareholders	(1.52)		(1.17)		(0.77)		(0.42)		(0.01)		(0.05)		(0.46)
Net Asset Value, End of Period	$13.14		$15.51		$14.03		$13.59		$12.01		$11.22		$10.08
Total return (h)	(6.45	)%(i)(j)	19.82	%(i)	9.24	%(i)	16.98	%(i)	7.09	%(i)	11.82	%(j)	(18.14	)%(i)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (k)	1.14	%(l)	1.14%		1.14%		1.24%		1.35%		1.48	%(l)	1.28%
Waiver/Reimbursement	0.11	%(l)	0.10%		0.12%		0.09%		—	%(m)	—		0.24%
Net investment income (loss) (k)	0.49	%(l)	0.32%		—	%(m)	0.59%		(0.02)%		0.37	%(l)	0.25%
Portfolio turnover rate	57	%(j)	88%		63%		105%		115%		55	%(j)	13%
Net assets, end of period (000's)	$11,241		$12,054		$10,578		$10,393		$9,304		$7,570		$15

(a)  On September 23, 2005, the Columbia Large Cap Core Fund was renamed the Columbia Common Stock Fund.

(b)  On October 13, 2003, the Liberty Large Cap Core Fund was renamed the Columbia Large Cap Core Fund.

(c)  The Fund changed its fiscal year end from October 31 to September 30.

(d)  On December 9, 2002, the Galaxy Growth & Income Fund, Prime A shares were renamed Liberty Large Cap Core Fund, Class A shares.

(e)  Per share data was calculated using the average shares outstanding during the period.

(f)  Rounds to less than $0.01 per share.

(g)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.05 per share.

(h)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(i)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(j)  Not annualized.

(k)  The benefits derived from expense reductions had an impact of less than 0.01%.

(l)  Annualized.

(m)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Common Stock Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,								Period Ended September 30,		Year Ended October 31,
Class B Shares	2008		2007		2006		2005 (a)		2004 (b)		2003 (c)(d)		2002
Net Asset Value, Beginning of Period	$14.67		$13.42		$13.12		$11.68		$10.99		$9.90		$12.59
Income from Investment Operations:
Net investment loss (e)	(0.02)		(0.06)		(0.10)		(0.04	)(f)	(0.09)		(0.04)		(0.06)
Net realized and unrealized gain (loss) on investments	(0.82)		2.48		1.16		1.88		0.78		1.14		(2.19)
Total from investment operations	(0.84)		2.42		1.06		1.84		0.69		1.10		(2.25)
Less Distributions to Shareholders:
From net investment income	—		—		—		(0.05)		—		(0.01)		—
From net realized gains	(1.47)		(1.17)		(0.76)		(0.35)		—		—		(0.44)
Total distributions to shareholders	(1.47)		(1.17)		(0.76)		(0.40)		—		(0.01)		(0.44)
Net Asset Value, End of Period	$12.36		$14.67		$13.42		$13.12		$11.68		$10.99		$9.90
Total return (g)	(6.75	)%(h)(i)	18.94	%(h)	8.40	%(h)	16.02	%(h)	6.28	%(h)	11.12	%(i)	(18.75	)%(h)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (j)	1.89	%(k)	1.89%		1.89%		1.99%		2.09%		2.19	%(k)	2.02%
Waiver/Reimbursement	0.11	%(k)	0.10%		0.12%		0.09%		—	%(l)	—		0.02%
Net investment loss (j)	(0.26	)%(k)	(0.44)%		(0.75)%		(0.31)%		(0.76)%		(0.38	)%(k)	(0.49)%
Portfolio turnover rate	57	%(i)	88%		63%		105%		115%		55	%(i)	13%
Net assets, end of period (000's)	$4,076		$4,796		$5,637		$6,628		$3,425		$1,755		$55

(a)  On September 23, 2005, the Columbia Large Cap Core Fund was renamed the Columbia Common Stock Fund.

(b)  On October 13, 2003, the Liberty Large Cap Core Fund was renamed the Columbia Large Cap Core Fund.

(c)  The Fund changed its fiscal year end from October 31 to September 30.

(d)  On December 9, 2002, the Galaxy Growth & Income Fund, Prime B shares were renamed Liberty Large Cap Core Fund, Class B shares.

(e)  Per share data was calculated using the average shares outstanding during the period.

(f)  Net investment loss per share reflects a special dividend. The effect of this dividend amounted to $0.05 per share.

(g)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(h)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(i)  Not annualized.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%.

(k)  Annualized.

(l)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Common Stock Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,								Period Ended September 30,
Class C Shares	2008		2007		2006		2005 (a)		2004 (b)		2003 (c)(d)
Net Asset Value, Beginning of Period	$14.68		$13.43		$13.13		$11.68		$10.99		$10.21
Income from Investment Operations:
Net investment loss (e)	(0.02)		(0.06)		(0.10)		(0.03	)(f)	(0.09)		(0.04)
Net realized and unrealized gain (loss) on investments	(0.83)		2.48		1.16		1.88		0.78		0.83
Total from investment operations	(0.85)		2.42		1.06		1.85		0.69		0.79
Less Distributions to Shareholders:
From net investment income	—		—		—		(0.05)		—		—
From net realized gains	(1.47)		(1.17)		(0.76)		(0.35)		—		(0.01)
Total distributions to shareholders	(1.47)		(1.17)		(0.76)		(0.40)		—		(0.01)
Net Asset Value, End of Period	$12.36		$14.68		$13.43		$13.13		$11.68		$10.99
Total return (g)	(6.82	)%(h)(i)	18.93	%(h)	8.40	%(h)	16.10	%(h)	6.28	%(h)	7.74	%(i)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (j)	1.89	%(k)	1.89%		1.89%		1.99%		2.09%		2.18	%(k)
Waiver/Reimbursement	0.11	%(k)	0.10%		0.12%		0.09%		—	%(l)	—
Net investment loss (j)	(0.24	)%(k)	(0.41)%		(0.75)%		(0.25)%		(0.74)%		(0.42	)%(k)
Portfolio turnover rate	57	%(i)	88%		63%		105%		115%		55	%(i)
Net assets, end of period (000's)	$1,636		$1,428		$906		$605		$345		$223

(a) On September 23, 2005, the Columbia Large Cap Core Fund was renamed the Columbia Common Stock Fund.

(b) On October 13, 2003, the Liberty Large Cap Core Fund was renamed the Columbia Large Cap Core Fund.

(c) The Fund changed its fiscal year end from October 31 to September 30.

(d) Class C shares were initially offered on December 9, 2002. Per share data and total return reflect activity from that date.

(e) Per share data was calculated using the average shares outstanding during the period.

(f) Net investment loss per share reflects a special dividend. The effect of this dividend amounted to $0.05 per share.

(g) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(h) Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(i) Not annualized.

(j) The benefits derived from expense reductions had an impact of less than 0.01%.

(k) Annualized.

(l) Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Common Stock Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months										Period		Year
	Ended March 31,		Year Ended September 30,								Ended September 30,		Ended October 31,
Class T Shares	2008		2007 (a)		2006		2005 (b)		2004 (c)		2003 (d)(e)		2002
Net Asset Value, Beginning of Period	$15.40		$13.95		$13.52		$11.95		$11.18		$10.05		$12.70
Income from Investment Operations:
Net investment income (loss) (f)	0.03		0.04		(0.01)		0.07	(g)	(0.01)		0.04		0.02
Net realized and unrealized gain (loss) on investments	(0.87)		2.58		1.21		1.92		0.78		1.14		(2.22)
Total from investment operations	(0.84)		2.62		1.20		1.99		0.77		1.18		(2.20)
Less Distributions to Shareholders:
From net investment income	(0.04)		—	(h)	(0.01)		(0.07)		—	(h)	(0.05)		(0.01)
From net realized gains	(1.47)		(1.17)		(0.76)		(0.35)		—		—		(0.44)
Total distributions to shareholders	(1.51)		(1.17)		(0.77)		(0.42)		—	(h)	(0.05)		(0.45)
Net Asset Value, End of Period	$13.05		$15.40		$13.95		$13.52		$11.95		$11.18		$10.05
Total return (i)	(6.40	)%(j)(k)	19.70	%(j)	9.16	%(j)	16.97	%(j)	6.92	%(j)	11.76	%(k)	(18.16	)%(j)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (l)	1.19	%(m)	1.19%		1.19%		1.29%		1.40%		1.46	%(m)	1.35%
Waiver/Reimbursement	0.11	%(m)	0.10%		0.12%		0.09%		—	%(n)	—		0.01%
Net investment income (loss) (l)	0.44	%(m)	0.27%		(0.05)%		0.57%		(0.07)%		0.45	%(m)	0.18%
Portfolio turnover rate	57	%(k)	88%		63%		105%		115%		55	%(k)	13%
Net assets, end of period (000's)	$155,401		$177,345		$168,506		$180,345		$179,310		$185,938		$180,269

(a) On August 8, 2007, the Class G shares were converted into Class T shares.

(b) On September 23, 2005, the Columbia Large Cap Core Fund was renamed the Columbia Common Stock Fund.

(c) On October 13, 2003, the Liberty Large Cap Core Fund was renamed the Columbia Large Cap Core Fund.

(d) The Fund changed its fiscal year end from October 31 to September 30.

(e) On December 9, 2002, the Galaxy Growth & Income Fund, Retail A shares were renamed Liberty Large Cap Core Fund, Class T shares.

(f) Per share data was calculated using the average shares outstanding during the period.

(g) Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.05 per share.

(h) Rounds to less than $0.01 per share.

(i) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(j) Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(k) Not annualized.

(l) The benefits derived from expense reductions had an impact of less than 0.01%.

(m) Annualized.

(n) Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Common Stock Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months										Period		Year
	Ended March 31,		Year Ended September 30,								Ended September 30,		Ended October 31,
Class Z Shares	2008		2007		2006		2005 (a)		2004 (b)		2003 (c)(d)		2002
Net Asset Value, Beginning of Period	$15.60		$14.10		$13.66		$12.05		$11.25		$10.11		$12.77
Income from Investment Operations:
Net investment income (e)	0.05		0.08		0.03		0.09	(f)	0.03		0.08		0.07
Net realized and unrealized gain (loss) on investments	(0.88)		2.62		1.21		1.95		0.79		1.15		(2.23)
Total from investment operations	(0.83)		2.70		1.24		2.04		0.82		1.23		(2.16)
Less Distributions to Shareholders:
From net investment income	(0.09)		(0.03)		(0.04)		(0.08)		(0.02)		(0.09)		(0.06)
From net realized gains	(1.47)		(1.17)		(0.76)		(0.35)		—		—		(0.44)
Total distributions to shareholders	(1.56)		(1.20)		(0.80)		(0.43)		(0.02)		(0.09)		(0.50)
Net Asset Value, End of Period	$13.21		$15.60		$14.10		$13.66		$12.05		$11.25		$10.11
Total return (g)	(6.32	)%(h)(i)	20.13	%(h)	9.45	%(h)	17.25	%(h)	7.28	%(h)	12.20	%(i)	(17.85	)%(h)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (j)	0.89	%(k)	0.89%		0.89%		0.99%		1.07%		1.03	%(k)	0.97%
Waiver/Reimbursement	0.11	%(k)	0.10%		0.12%		0.09%		—	%(l)	—		0.03%
Net investment income (j)	0.74	%(k)	0.57%		0.25%		0.67%		0.26%		0.89	%(k)	0.56%
Portfolio turnover rate	57	%(i)	88%		63%		105%		115%		55	%(i)	13%
Net assets, end of period (000's)	$203,650		$245,529		$256,039		$310,472		$175,124		$190,195		$340,496

(a) On September 23, 2005, the Columbia Large Cap Core Fund was renamed the Columbia Common Stock Fund.

(b) On October 13, 2003, the Liberty Large Cap Core Fund was renamed the Columbia Large Cap Core Fund.

(c) The Fund changed its fiscal year end from October 31 to September 30.

(d) On December 9, 2002, the Galaxy Growth & Income Fund, Trust shares were renamed Liberty Large Cap Core Fund, Class Z shares.

(e) Per share data was calculated using the average shares outstanding during the period.

(f) Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.05 per share.

(g) Total return at net asset value assuming all distributions reinvested.

(h) Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(i) Not annualized.

(j) The benefits derived from expense reductions had an impact of less than 0.01%.

(k) Annualized.

(l) Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Small Cap Core Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,							Period Ended September 30,		Year Ended October 31,
Class A Shares	2008		2007	2006		2005 (a)		2004 (b)		2003 (c)(d)		2002
Net Asset Value, Beginning of Period	$20.01		$19.72	$19.32		$17.54		$15.30		$12.64		$14.05
Income from Investment Operations:
Net investment income (loss) (e)	(0.01)		0.04 (f)	(0.06)		(0.06)		(0.07)		(0.04)		(0.03)
Net realized and unrealized gain (loss) on investments	(2.05)		2.46	1.91		2.91		2.75		3.35		(0.07)
Total from investment operations	(2.06)		2.50	1.85		2.85		2.68		3.31		(0.10)
Less Distributions to Shareholders:
From net investment income	(0.03)		—	—		—		—		—		—
From net realized gains	(3.64)		(2.21)	(1.45)		(1.07)		(0.44)		(0.65)		(1.31)
Total distributions to shareholders	(3.67)		(2.21)	(1.45)		(1.07)		(0.44)		(0.65)		(1.31)
Net Asset Value, End of Period	$14.28		$20.01	$19.72		$19.32		$17.54		$15.30		$12.64
Total return (g)	(12.00	)%(h)	13.30%	10.08	%(i)	16.69	%(i)	17.73	%(i)	27.25	%(h)(i)	(1.73	)%(i)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (j)	1.26	%(k)	1.21%	1.16%		1.13%		1.15%		1.24	%(k)	1.29%
Interest expense	—		—	—	%(l)	—		—		—		—
Net expenses (j)	1.26	%(k)	1.21%	1.16%		1.13%		1.15%		1.24	%(k)	1.29%
Waiver/Reimbursement	—		—	—	%(l)	—	%(l)	—	%(l)	0.02	%(k)	0.01%
Net investment income (loss) (j)	(0.09	)%(k)	0.22%	(0.30)%		(0.31)%		(0.40)%		(0.28	)%(k)	(0.19)%
Portfolio turnover rate	11	%(h)	44%	14%		16%		26%		19	%(h)	23%
Net assets, end of period (000's)	$128,452		$176,504	$190,390		$211,527		$211,502		$57,462		$210

(a)  On October 7, 2005, the Columbia Small Cap Fund was renamed the Columbia Small Cap Core Fund.

(b)  On October 13, 2003, the Liberty Small Cap Fund was renamed the Columbia Small Cap Fund.

(c)  The Fund changed its fiscal year end from October 31 to September 30.

(d)  On November 18, 2002, the Galaxy Small Cap Value Fund, Prime A shares were renamed Liberty Small Cap Fund, Class A shares.

(e)  Per share data was calculated using the average shares outstanding during the period.

(f)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.07 per share.

(g)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(h)  Not annualized.

(i)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%.

(k)  Annualized.

(l)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Small Cap Core Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,								Period Ended September 30,		Year Ended October 31,
Class B Shares	2008		2007		2006		2005 (a)		2004 (b)		2003 (c)(d)		2002
Net Asset Value, Beginning of Period	$18.75		$18.73		$18.56		$16.89		$14.75		$12.31		$13.82
Income from Investment Operations:
Net investment loss (e)	(0.06)		(0.10	)(f)	(0.19)		(0.19)		(0.19)		(0.15)		(0.14)
Net realized and unrealized gain (loss) on investments	(1.90)		2.33		1.81		2.81		2.67		3.24		(0.06)
Total from investment operations	(1.96)		2.23		1.62		2.62		2.48		3.09		(0.20)
Less Distributions to Shareholders:
From net realized gains	(3.64)		(2.21)		(1.45)		(0.95)		(0.34)		(0.65)		(1.31)
Net Asset Value, End of Period	$13.15		$18.75		$18.73		$18.56		$16.89		$14.75		$12.31
Total return (g)	(12.33	)%(h)	12.49%		9.17	%(i)	15.87	%(i)	16.96	%(i)	26.14	%(h)(i)	(2.55	)%(i)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (j)	2.01	%(k)	1.96%		1.91%		1.88%		1.90%		2.10	%(k)	2.12%
Interest expense	—		—		—	%(l)	—		—		—		—
Net expenses (j)	2.01	%(k)	1.96%		1.91%		1.88%		1.90%		2.10	%(k)	2.12%
Waiver/Reimbursement	—		—		—	%(l)	—	%(l)	—	%(l)	0.02	%(k)	0.01%
Net investment loss (j)	(0.84	)%(k)	(0.53)%		(1.05)%		(1.06)%		(1.15)%		(1.14	)%(k)	(1.02)%
Portfolio turnover rate	11	%(h)	44%		14%		16%		26%		19	%(h)	23%
Net assets, end of period (000's)	$26,033		$35,918		$39,109		$42,439		$40,170		$11,122		$282

(a)  On October 7, 2005, the Columbia Small Cap Fund was renamed the Columbia Small Cap Core Fund.

(b)  On October 13, 2003, the Liberty Small Cap Fund was renamed the Columbia Small Cap Fund.

(c)  The Fund changed its fiscal year end from October 31 to September 30.

(d)  On November 18, 2002, the Galaxy Small Cap Value Fund, Prime B shares were renamed Liberty Small Cap Fund, Class B shares.

(e)  Per share data was calculated using the average shares outstanding during the period.

(f)  Net investment loss per share reflects a special dividend. The effect of this dividend amounted to $0.06 per share.

(g)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(h)  Not annualized.

(i)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%.

(k)  Annualized.

(l)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Small Cap Core Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,								Period Ended September 30,
Class C Shares	2008		2007		2006		2005 (a)		2004 (b)		2003 (c)(d)
Net Asset Value, Beginning of Period	$18.76		$18.75		$18.57		$16.91		$14.77		$12.55
Income from Investment Operations:
Net investment loss (e)	(0.06)		(0.10	)(f)	(0.19)		(0.19)		(0.19)		(0.14)
Net realized and unrealized gain (loss) on investments	(1.89)		2.32		1.82		2.80		2.67		3.01
Total from investment operations	(1.95)		2.22		1.63		2.61		2.48		2.87
Less Distributions to Shareholders:
From net realized gains	(3.64)		(2.21)		(1.45)		(0.95)		(0.34)		(0.65)
Net Asset Value, End of Period	$13.17		$18.76		$18.75		$18.57		$16.91		$14.77
Total return (g)	(12.26	)%(h)	12.41%		9.23	%(i)	15.79	%(i)	16.94	%(i)	23.90	%(h)(i)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (j)	2.01	%(k)	1.96%		1.91%		1.88%		1.90%		2.03	%(k)
Interest expense	—		—		—	%(l)	—		—		—
Net expenses (j)	2.01	%(k)	1.96%		1.91%		1.88%		1.90%		2.03	%(k)
Waiver/Reimbursement	—		—		—	%(l)	—	%(l)	—	%(l)	0.02	%(k)
Net investment loss (j)	(0.84	)%(k)	(0.53)%		(1.05)%		(1.06)%		(1.15)%		(1.10	)%(k)
Portfolio turnover rate	11	%(h)	44%		14%		16%		26%		19	%(h)
Net assets, end of period (000's)	$29,271		$42,312		$46,241		$56,163		$64,686		$12,670

(a)  On October 7, 2005, the Columbia Small Cap Fund was renamed the Columbia Small Cap Core Fund.

(b)  On October 13, 2003, the Liberty Small Cap Fund was renamed the Columbia Small Cap Fund.

(c)  The Fund changed its fiscal year end from October 31 to September 30.

(d)  Class C shares were initially offered on November 18, 2002. Per share data and total return reflect activity from that date.

(e)  Per share data was calculated using the average shares outstanding during the period.

(f)  Net investment loss per share reflects a special dividend. The effect of this dividend amounted to $0.06 per share.

(g)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(h)  Not annualized.

(i)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%.

(k)  Annualized.

(l)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Small Cap Core Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,							Period Ended September 30,		Year Ended October 31,
Class T Shares	2008		2007 (a)	2006		2005 (b)		2004 (c)		2003 (d)(e)		2002
Net Asset Value, Beginning of Period	$19.78		$19.53	$19.15		$17.40		$15.16		$12.55		$13.96
Income from Investment Operations:
Net investment income (loss) (f)	(0.01)		0.03 (g)	(0.07)		(0.07)		(0.08)		(0.03)		(0.03)
Net realized and unrealized gain (loss) on investments	(2.02)		2.43	1.90		2.88		2.74		3.29		(0.07)
Total from investment operations	(2.03)		2.46	1.83		2.81		2.66		3.26		(0.10)
Less Distributions to Shareholders:
From net investment income	(0.02)		—	—		—		—		—		—
From net realized gains	(3.64)		(2.21)	(1.45)		(1.06)		(0.42)		(0.65)		(1.31)
Total distributions to shareholders	(3.66)		(2.21)	(1.45)		(1.06)		(0.42)		(0.65)		(1.31)
Net Asset Value, End of Period	$14.09		$19.78	$19.53		$19.15		$17.40		$15.16		$12.55
Total return (h)	(11.97	)%(i)	13.22%	10.04	%(j)	16.58	%(j)	17.73	%(j)	27.03	%(i)(j)	(1.75	)%(j)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (k)	1.31	%(l)	1.26%	1.21%		1.18%		1.21%		1.34	%(l)	1.33%
Interest expense	—		—	—	%(m)	—		—		—		—
Net expenses (k)	1.31	%(l)	1.26%	1.21%		1.18%		1.21%		1.34	%(l)	1.33%
Waiver/Reimbursement	—		—	—	%(m)	—	%(m)	—	%(m)	0.02	%(l)	0.01%
Net investment income (loss) (k)	(0.15	)%(l)	0.17%	(0.35)%		(0.36)%		(0.45)%		(0.26	)%(l)	(0.23)%
Portfolio turnover rate	11	%(i)	44%	14%		16%		26%		19	%(i)	23%
Net assets, end of period (000's)	$105,665		$136,381	$135,538		$150,042		$146,752		$134,455		$115,468

(a)  On August 8, 2007, Class G shares were converted to Class T shares.

(b)  On October 7, 2005, the Columbia Small Cap Fund was renamed the Columbia Small Cap Core Fund.

(c)  On October 13, 2003, the Liberty Small Cap Fund was renamed the Columbia Small Cap Fund.

(d)  The Fund changed its fiscal year end from October 31 to September 30.

(e)  On November 18, 2002, the Galaxy Small Cap Value Fund, Retail A shares were renamed Liberty Small Cap Fund, Class T shares.

(f)  Per share data was calculated using the average shares outstanding during the period.

(g)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.07 per share.

(h)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(i)  Not annualized.

(j)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(k)  The benefits derived from expense reductions had an impact of less than 0.01%.

(l)  Annualized.

(m)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Small Cap Core Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,							Period Ended September 30,		Year Ended October 31,
Class Z Shares	2008		2007	2006		2005 (a)		2004 (b)		2003 (c)(d)		2002
Net Asset Value, Beginning of Period	$20.33		$19.96	$19.54		$17.73		$15.45		$12.75		$14.11
Income from Investment Operations:
Net investment income (loss) (e)	0.01		0.09 (f)	(0.01)		(0.01)		(0.03)		0.02		0.03
Net realized and unrealized gain (loss) on investments	(2.07)		2.49	1.93		2.94		2.80		3.34		(0.07)
Total from investment operations	(2.06)		2.58	1.92		2.93		2.77		3.36		(0.04)
Less Distributions to Shareholders:
From net investment income	(0.08)		—	—		—		—		(0.01)		(0.01)
From net realized gains	(3.64)		(2.21)	(1.50)		(1.12)		(0.49)		(0.65)		(1.31)
Total distributions to shareholders	(3.72)		(2.21)	(1.50)		(1.12)		(0.49)		(0.66)		(1.32)
Net Asset Value, End of Period	$14.55		$20.33	$19.96		$19.54		$17.73		$15.45		$12.75
Total return (g)	(11.81	)%(h)	13.56%	10.32	%(i)	16.96	%(i)	18.12	%(i)	27.44	%(h)(i)	(1.26	)%(i)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (j)	1.01	%(k)	0.96%	0.91%		0.88%		0.90%		0.92	%(k)	0.90%
Interest expense	—		—	—	%(l)	—		—		—		—
Net expenses (j)	1.01	%(k)	0.96%	0.91%		0.88%		0.90%		0.92	%(k)	0.90%
Waiver/Reimbursement	—		—	—	%(l)	—	%(l)	—	%(l)	0.02	%(k)	0.01%
Net investment income (loss) (j)	0.17	%(k)	0.46%	(0.05)%		(0.06)%		(0.15)%		0.14	%(k)	0.20%
Portfolio turnover rate	11	%(h)	44%	14%		16%		26%		19	%(h)	23%
Net assets, end of period (000's)	$595,676		$834,537	$929,791		$1,058,362		$1,101,312		$789,666		$485,197

(a)  On October 7, 2005, the Columbia Small Cap Fund was renamed the Columbia Small Cap Core Fund.

(b)  On October 13, 2003, the Liberty Small Cap Fund was renamed the Columbia Small Cap Fund.

(c)  The Fund changed its fiscal year end from October 31 to September 30.

(d)  On November 18, 2002, the Galaxy Small Cap Value Fund, Trust shares were renamed Liberty Small Cap Fund, Class Z shares.

(e)  Per share data was calculated using the average shares outstanding during the period.

(f)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.07 per share.

(g)  Total return at net asset value assuming all distributions reinvested.

(h)  Not annualized.

(i)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%.

(k)  Annualized.

(l)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Notes to Financial Statements – Stock Funds
March 31, 2008 (Unaudited)

Note 1. Organization

The Columbia Funds Series Trust I (the "Trust") is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Information presented in these financial statements pertains to the following diversified funds (individually referred to as a "Fund", collectively referred to as the "Funds") each a series of the Trust:

Columbia Asset Allocation Fund

Columbia Large Cap Growth Fund

Columbia Disciplined Value Fund

Columbia Common Stock Fund

Columbia Small Cap Core Fund

Investment Objectives

Columbia Asset Allocation Fund seeks total return, consisting of current income and long-term capital appreciation. Columbia Large Cap Growth Fund and Columbia Small Cap Core Fund each seek long-term capital appreciation. Columbia Disciplined Value Fund seeks total return, consisting primarily of long-term capital appreciation and secondarily of current income. Columbia Common Stock Fund seeks total return, consisting of long-term capital appreciation and current income.

Fund Shares

The Trust may issue an unlimited number of shares, and each Fund offers the following classes of shares: Class A, Class B, Class C, Class T and Class Z. Columbia Large Cap Growth Fund also offers Class E and Class F shares. Each share class has its own expense structure and sales charges, as applicable. Columbia Large Cap Growth Fund's Class E and Class F shares and Columbia Small Cap Core Fund are closed to new investors and new accounts.

Class A, Class E and Class T shares are subject to a front-end sales charge based on the amount of initial investment. Class A and Class T shares purchased without an initial sales charge in accounts aggregating between $1 million and $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within twelve months after purchase. Class E shares purchased without an initial sales charge in accounts aggregating $500,000 to $5 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within twelve months after purchase. Class B and Class F shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B and Class F shares will convert to Class A and Class E shares, respectively, eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within twelve months after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in each Fund's prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Security Valuation

Equity securities and securities of certain investment companies are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Debt securities generally are valued by pricing services approved by the Funds' Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotations. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the

Stock Funds, March 31, 2008 (Unaudited) (continued)

securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and ask price.

Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Funds' shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Funds' net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Funds' financial statement disclosures.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

In March 2008, Statement of Financial Accounting Standards No. 161 ("SFAS 161"), Disclosures about Derivative Instruments and Hedging Activities—an amendment of FASB Statement No. 133, was issued. SFAS 161 is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires additional discussion about the reporting entity's derivative instruments and hedging activities, by providing for qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their hedged positions. Management is evaluating the impact the application of SFAS 161 will have on the Funds' financial statement disclosures.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contract. Certain Funds may utilize forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities. Certain Funds may also enter into these contracts to hedge certain other foreign currency denominated assets. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Funds' investments against currency fluctuations. Forward foreign currency exchange contracts are valued daily at the current exchange rate of the underlying currency, resulting in unrealized gains (losses) which become

Stock Funds, March 31, 2008 (Unaudited) (continued)

realized at the time the forward foreign currency exchange contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Funds' portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Funds could also be exposed to risk that counterparties of the contracts may be unable to fulfill the terms of the contracts.

Options

Writing put options tends to increase the Funds' exposure to the underlying instrument. Writing call options tends to decrease the Funds' exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying security transaction to determine the realized gain or loss. Each Fund, as a writer of an option, has no control over whether the underlying security may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is the risk that the Funds may not be able to enter into a closing transaction because of an illiquid market. The Funds' custodian will set aside cash or liquid portfolio securities equal to the amount of the written options contract commitment in a separate account.

Purchasing call options tends to increase the Funds' exposure to the underlying instrument. Purchasing put options tends to decrease the Funds' exposure to the underlying instrument. Each Fund may pay a premium, which is included in each Fund's Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss.

Treasury Inflation Protected Securities

Columbia Asset Allocation Fund may invest in Treasury Inflation Protected Securities ("TIPS"). The principal amount of TIPS is adjusted periodically for inflation based on a monthly published index. Interest payments are based on the inflation-adjusted principal at the time the interest is paid.

Repurchase Agreements

Each Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC ("Columbia"), the Funds' investment advisor, has determined are creditworthy. Each Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on each Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights.

Delayed Delivery Securities

The Funds may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. Each Fund holds until the settlement date, in a segregated account, cash or liquid securities in an amount equal to the delayed delivery commitment.

Futures Contracts

Certain Funds may invest in futures contracts to gain or reduce exposure to particular securities or segments of the bond markets. Futures contracts are financial instruments whose values depend on, or are derived from, the value of the underlying security, index or currency. The Funds may use futures contracts for both hedging and non-hedging purposes, such as to adjust the Funds' sensitivity to changes in interest

Stock Funds, March 31, 2008 (Unaudited) (continued)

rates, or to offset a potential loss in one position by establishing an opposite position. The Funds typically uses futures contracts in an effort to achieve more efficiently, economic exposure similar to that which they could have achieved through the purchase and sale of fixed income securities.

The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instruments or the underlying securities, and (3) an inaccurate prediction by Columbia, of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in each Fund's Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, a Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. A Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign Currency Transactions

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Funds do not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statements of Operations.

Income Recognition

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Corporate actions and dividend income are recorded on the ex-date, except for certain foreign securities which are recorded as soon after the ex-date as the Funds become aware of such, net of any non-reclaimable tax withholdings. Awards from class action litigation are recorded as a reduction of cost if the Funds still own the applicable securities on the payment date. If the Funds no longer own the applicable securities, the proceeds are recorded as realized gains.

The Funds estimate components of distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments and/or realized gains as applicable. If the Funds no longer own the applicable securities, any distributions received in excess of income are recorded as realized gains.

Determination of Class Net Asset Values

All income, expenses (other than class-specific expenses, as shown on the Statements of Operations) and realized and unrealized gains (losses) are allocated to each class of a Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, each Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that each Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Dividends from net investment income are declared and paid quarterly for Columbia Asset Allocation Fund, Columbia Disciplined Value Fund and Columbia Common Stock Fund. Dividends from net investment income are declared and paid annually for Columbia Large Cap Growth Fund and Columbia Small Cap Core Fund. Net realized capital gains, if any, are distributed at least annually for all Funds.

Stock Funds, March 31, 2008 (Unaudited) (continued)

Indemnification

In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Funds expect the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The tax character of distributions paid during the year ended September 30, 2007 was as follows:

	September 30, 2007
	Ordinary Income*	Long -Term Capital Gains
Columbia Asset Allocation Fund	$11,955,479	$18,736,465
Columbia Large Cap Growth Fund	2,687,241	28,705,826
Columbia Disciplined Value Fund	16,400,131	29,667,946
Columbia Common Stock Fund	5,594,148	30,498,492
Columbia Small Cap Core Fund	11,054,727	133,824,617

*  For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at March 31, 2008, based on cost of investments for federal income tax purposes, excluding any unrealized appreciation and depreciation from changes in the value of other assets and liabilities resulting from changes in exchange rates, were:

	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Columbia Asset Allocation Fund	$28,279,917	$(14,349,755)	$13,930,162
Columbia Large Cap Growth Fund	175,857,195	(66,613,561)	109,243,634
Columbia Disciplined Value Fund	48,203,658	(51,690,088)	(3,486,430)
Columbia Common Stock Fund	63,532,989	(9,646,720)	53,886,269
Columbia Small Cap Core Fund	200,204,031	(168,293,684)	31,910,347

The following capital loss carryforwards, determined as of September 30, 2007, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

	Year of Expiration
	2008	2009	2010	2011	Total
Columbia Large Cap Growth Fund	$29,234,062	$68,637,186	$75,033,010	$5,529,590	$178,433,848
Columbia Common Stock Fund	—	—	4,878,081	—	4,878,081

Stock Funds, March 31, 2008 (Unaudited) (continued)

Of the capital loss carryforwards attributable to Columbia Large Cap Growth Fund, $89,470,950 ($59,647,300 expiring September 30, 2009 and $29,823,650 expiring September 30, 2010) remain from the Columbia Large Cap Growth Fund merger with the Columbia Growth Fund. In addition, the acquiring fund, Columbia Large Cap Growth Fund, utilized carryfowards of $32,012,176 to offset current year gains. The availability of a portion of the remaining capital loss carryforwards from the Columbia Large Cap Growth Fund may be limited in a given year.

Of the capital loss carryforwards attributable to Columbia Large Cap Growth Fund, $26,969,658 ($8,989,886 expiring September 30, 2008, $8,989,886 expiring September 30, 2009 and $8,989,886 expiring September 30, 2010) remain from the Columbia Large Cap Growth Fund merger with Columbia Tax Managed Growth Fund. In addition, the acquiring fund, Columbia Large Cap Growth Fund, utilized carryforwards of $9,094,832 to offset current year gains. The availability of a portion of the remaining capital loss carryforwards from the Columbia Large Cap Growth Fund may be limited in a given year.

Of the capital loss carryforwards attributable to Columbia Large Growth Fund, $59,858,801 ($18,109,737 expiring September 30, 2008, $36,219,474 expiring September 30, 2010 and $5,529,590 expiring September 30, 2011) remains from the Columbia Large Cap Growth Fund merger with Columbia Growth Stock Fund. In addition, the acquiring fund, Columbia Large Cap Growth Fund, utilized carryforwards of $33,792,888 to offset current year gains. The availability of a portion of the remaining capital loss carryforwards from the Columbia Large Cap Growth Fund may be limited in a given year.

Of the capital loss carryforwards attributable to Columbia Common Stock Fund, $4,878,081 (expiring September 30, 2010) remains from the Columbia Large Cap Core Fund merger with Columbia Common Stock Fund (the "Target Fund"). The availability of a portion of the remaining capital loss may be limited in a given year.
The Funds adopted Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 ("FIN 48") effective March 31, 2008. FIN 48 requires management to determine whether a tax position of the Funds is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. FIN 48 was applied to all existing tax positions upon initial adoption. Management has evaluated the known implications of FIN 48 on its computation of net assets for each Fund. As a result of this evaluation, management has concluded that FIN 48 did not have any effect on the Funds' financial statements and no cumulative effect adjustment was recorded as of March 31, 2008. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Funds' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Stock Funds, March 31, 2008 (Unaudited) (continued)

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides investment advisory services to the Funds. Columbia receives a monthly investment advisory fee based on each Fund's average daily net assets at the following annual rates:

	First $200 Million	$200 Million to $500 Million	$500 Million to $1 Billion	$1 Billion to $1.5 Billion	$1.5 Billion to $2 Billion	$2 Billion to $3 Billion	$3 Billion to $6 Billion	Over $6 Billion
Columbia Asset
Allocation Fund	0.650%	0.650%	0.600%	0.550%	0.500%	0.500%	0.480%	0.460%
Columbia Large Cap
Growth Fund	0.700%	0.575%	0.450%	0.450%	0.450%	0.450%	0.450%	0.450%
Columbia Disciplined
Value Fund	0.700%	0.700%	0.650%	0.600%	0.550%	0.550%	0.530%	0.510%
Columbia Common
Stock Fund	0.700%	0.700%	0.650%	0.600%	0.550%	0.550%	0.530%	0.510%
Columbia Small Cap
Core Fund	0.750%	0.750%	0.700%	0.650%	0.600%	0.550%	0.550%	0.550%

For the six month period ended March 31, 2008, the annualized effective investment advisory fee rates for the Funds, as a percentage of each Fund's average daily net assets, were as follows:

Annualized Effective Fee Rate
Columbia Asset Allocation Fund	0.65%
Columbia Large Cap Growth Fund	0.50%
Columbia Disciplined Value Fund	0.70%
Columbia Common Stock Fund	0.70%
Columbia Small Cap Core Fund	0.72%

Administration Fee

Columbia provides administrative and other services to the Funds. Columbia receives a monthly administration fee from each Fund, except Columbia Large Cap Growth Fund, at the annual rate of 0.067% of each Fund's average daily net assets. Columbia receives a monthly administration fee from Columbia Large Cap Growth Fund at the annual rate of 0.050% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees

The Funds have entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank & Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Funds. The Funds have also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Funds. Under the State Street Agreements, each Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of each Fund for the month. The aggregate fee per Fund will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Funds also reimburse State Street for certain out-of-pocket expenses and charges.

The Funds have entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the

Stock Funds, March 31, 2008 (Unaudited) (continued)

Funds reimburse Columbia for out-of-pocket expenses. Prior to January 1, 2008, the Funds also reimbursed Columbia for accounting oversight services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002.

For the six month period ended March 31, 2008, the amounts charged to the Funds by affiliates included on the Statements of Operations under "Pricing and bookkeeping fees" were as follows:

Amounts Charged by Affiliates
Columbia Asset Allocation Fund	$3,106
Columbia Large Cap Growth Fund	3,106
Columbia Disciplined Value Fund	3,106
Columbia Common Stock Fund	3,106
Columbia Small Cap Core Fund	3,106

Transfer Agent Fee

Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Funds and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to November 1, 2007, the annual rate was $17.00 per open account. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Funds. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Funds. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Funds' initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as a part of expense reductions on the Statements of Operations. For the six month period ended March 31, 2008, no minimum account balance fees were charged by the Funds.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Funds' shares. For the six month period ended March 31, 2008, the Distributor has retained net underwriting discounts and net CDSC fees as follows:

	Front-End Sales Charge			CDSC
	Class A	Class E	Class T	Class A	Class B	Class C	Class E	Class T
Columbia Asset Allocation Fund	$3,880	$—	$1,627	$—	$4,222	$47	$—	$—
Columbia Large Cap Growth Fund	8,267	8	4,755	173	52,804	2,133	75	4,712
Columbia Disciplined Value Fund	11,326	—	873	151	7,787	1,853	—	—
Columbia Common Stock Fund	1,837	—	2,605	8	4758	16	—	—
Columbia Small Cap Core Fund	599	—	1,259	—	39,951	196	—	—-

Stock Funds, March 31, 2008 (Unaudited) (continued)

The Funds have adopted Rule 12b-1 plans (the "Plans") which require the payment of a monthly distribution and service fee to the Distributor based on the average daily net assets of each Fund at the following annual rates:

	Distribution Fee
	Class A	Class B	Class C	Class E	Class F
Columbia Asset Allocation Fund	0.10%	0.75%	0.75%	—	—
Columbia Large Cap Growth Fund	0.10%	0.75%	0.75%	0.10%	0.75%
Columbia Disciplined Value Fund	0.10%	0.75%	0.75%	—	—
Columbia Common Stock Fund	0.10%	0.75%	0.75%	—	—
Columbia Small Cap Core Fund	0.10%	0.75%	0.75%	—	—
	Service Fee
	Class A	Class B	Class C	Class E	Class F
Columbia Asset Allocation Fund	0.25%	0.25%	0.25%	—	—
Columbia Large Cap Growth Fund	0.25%	0.25%	0.25%	0.25%	0.25%
Columbia Disciplined Value Fund	0.25%	0.25%	0.25%	—	—
Columbia Common Stock Fund	0.25%	0.25%	0.25%	—	—
Columbia Small Cap Core Fund	0.25%	0.25%	0.25%	—	—

The Funds may pay distribution and service (12b-1) fees at the maximum annual rate of 0.35% of each Fund's average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), but will limit such fees to an aggregate of not more than 0.25% for Class A shares during the current fiscal year. For the six month period ended March 31, 2008, the distribution and service fees for Class A shares were 0.00% and 0.25%, respectively, of each Fund's average daily net assets.

The CDSC and the distribution fees received from the Plans are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Shareholder Services Fees

The Funds have adopted shareholder services plans that permit them to pay for certain services provided to Class T and Class Z shareholders by their financial advisors. Currently, the service plan has not been implemented with respect to the Funds' Class Z shares. The Funds may pay shareholder service fees (which are included in other expenses) at the maximum annual rate of 0.50% of each Fund's average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services) but will limit such fees to an aggregate fee of not more than 0.30% for Class T shares during the current fiscal year. For the six month period ended March 31, 2008, the shareholder service fee was 0.30% of each Fund's average daily net assets.

Expense Limits and Fee Waivers

Columbia and/or some of the Fund's other service providers have voluntarily agreed to waive fees and reimburse Columbia Common Stock Fund for certain expenses so that total expenses (exclusive of distribution and service fees, shareholder service fees, brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, will not exceed 0.89% of the Fund's average daily net assets. This arrangement may be modified or terminated by Columbia at any time.

Fees Paid to Officers and Trustees

All officers of the Funds are employees of Columbia or its affiliates and, with the exception of the Funds' Chief Compliance Officer, receive no compensation from the Funds. The Board of Trustees has appointed a Chief Compliance Officer to the Funds in accordance with federal securities

Stock Funds, March 31, 2008 (Unaudited) (continued)

regulations. The Funds, along with other affiliated funds, pay their pro-rata share of the expenses associated with the Chief Compliance Officer. Each Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Funds' eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Funds' assets.

As a result of a fund merger, Columbia Large Cap Growth Fund assumed the assets and liabilities of the deferred compensation plan of the acquired funds. The deferred compensation plan of the acquired funds may be terminated at any time. Any payments to plan participants are paid solely out of the Fund's assets.

Note 5. Custody Credits

Each Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a part of expense reductions on the Statements of Operations. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement. For the year ended March 31, 2008, these custody credits reduced total expenses as follows:

Custody Credits
Columbia Asset Allocation Fund	$4,720
Columbia Large Cap Growth Fund	3,837
Columbia Disciplined Value Fund	185
Columbia Common Stock Fund	1,199
Columbia Small Cap Core Fund	2,382

Note 6. Portfolio Information

For the six month period ended March 31, 2008, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were as follows:

	U.S Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
Columbia Asset Allocation Fund	$6,436,538	$13,871,614	$127,582,858	$124,604,174
Columbia Large Cap Growth Fund	—	—	1,462,738,770	1,563,597,677
Columbia Disciplined Value Fund	—	—	156,157,607	193,720,704
Columbia Common Stock Fund	—	—	232,991,144	271,351,645
Columbia Small Cap Core Fund	—	—	112,337,609	274,207,024

Note 7. Shares of Beneficial Interest

As of March 31, 2008, certain Funds had shareholders whose shares were beneficially owned by participant accounts over which BOA and/or any of its affiliates had either sole or joint investment discretion. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Funds. The percentage of shares of beneficial interest outstanding held therein are as follows:

% of Shares Outstanding Held
Columbia Large Cap Growth Fund	26.3
Columbia Disciplined Value Fund	53.0
Columbia Common Stock Fund	19.1
Columbia Small Cap Core Fund	24.3

Stock Funds, March 31, 2008 (Unaudited) (continued)

As of March 31, 2008, the Columbia Small Cap Core Fund had one shareholder that collectively held 13.6% of the shares outstanding over which BOA and/or any of its affiliates did not have investment discretion. Subscription and redemption activity of this account may have a significant effect on the operations of the Funds.

Note 8. Line of Credit

The Trust and other affiliated funds participate in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are available for short-term liquidity or temporary or emergency purposes. Interest on the committed line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds. Effective September 17, 2007, interest on the uncommitted line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. Prior to September 17, 2007, interest on the uncommitted line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. State Street charges an annual operations agency fee of $40,000 for the committed line of credit. State Street may charge an annual administration fee of $15,000 for the uncommitted line of credit. State Street waived the administration fee effective September 17, 2007. The commitment fee, the operations agency fee and the administration fee are accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the six month period ended March 31, 2008, Columbia Disciplined Value Fund borrowed under these arrangements. The average daily loan balance outstanding on days where borrowing existed was $2,400,000 at a weighted average interest rate of 4.81%

Note 9. Securities Lending

Each Fund may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, is paid to the Funds. Generally, in the event of borrower default, the Funds have the right to use the collateral to offset any losses incurred. In the event the Funds are delayed or prevented from exercising their right to dispose of the collateral, there may be a potential loss to the Funds. The Funds bear the risk of loss with respect to the investment of collateral.

Note 10. Other

During the six months ended March 31, 2008, Columbia Asset Allocation Fund had a realized investment loss in the amount of $700 due to a trading error. Columbia voluntarily reimbursed the Fund for the loss.

Note 11. Significant Risks and Contingencies

Foreign Securities

There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Asset-Backed Securities

Investing in asset-backed securities is subject to certain risks. For example, the value of asset-backed securities may be affected by, among other factors, changes in: interest rates, the market's assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, information concerning the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement.

Stock Funds, March 31, 2008 (Unaudited) (continued)

High-Yield Securities

Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. Government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk" bonds. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established secondary market.

Sector Focus

The Funds may focus their investments in certain sectors, subjecting them to greater risk than a fund that is less focused.

Legal Proceedings

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order") on matters relating to mutual fund trading.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above is being distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007. Distributions under the distribution plan began in late June 2007.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law

Stock Funds, March 31, 2008 (Unaudited) (continued)

claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

In 2004, the Columbia Funds' adviser and distributor and certain affiliated entities and individuals were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. Certain Columbia Funds were named as nominal defendants. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and entered final judgment in favor of the defendants. The plaintiffs appealed to the United States Court of Appeals for the First Circuit on December 30, 2005. A stipulation and settlement agreement dated January 19, 2007 was filed in the First Circuit on February 14, 2007, with a joint stipulation of dismissal and motion for remand to obtain district court approval of the settlement. That joint motion was granted and the appeal was dismissed. On March 6, 2007, the case was remanded to the District Court. The settlement, approved by the District Court on September 18, 2007, became effective October 19, 2007. Pursuant to the settlement, the funds' adviser and/or its affiliates made certain payments, including plaintiffs' attorneys' fees and costs of notice to class members.

Board Consideration and Approval of Advisory Agreements

The Advisory Fees and Expenses Committee of the Board of Trustees meets several times annually to review the advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees (each a "fund") and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the Funds and Columbia, including the senior manager of each investment area within Columbia. Through the Board's Investment Oversight Committees, Trustees also meet with selected fund portfolio managers at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia, the funds' investment adviser, believe to be reasonably necessary for the Trustees to evaluate the Agreements and determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) information about the profitability of the Agreements to Columbia, including potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia's financial results and financial condition, (vi) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds' brokerage and the use of "soft" commission dollars to pay for research products and services, (viii) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies, (ix) Columbia's response to various legal and regulatory proceedings since 2003 and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds' independent fee consultant and reviews materials relating to the funds' relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and request additional materials from Columbia and to consult with the independent fee consultant and independent legal counsel to the Independent Trustees and the independent fee consultant.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2007 meeting, following meetings of the Advisory Fees and Expenses Committee held In July, August, September and October, 2007. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia's ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher expenses. In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing within a reasonable range of expectations, given these investment decisions, market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that Columbia proposed to waive advisory fees or cap the expenses of the fund.

[The Trustees noted the performance of each fund through May 31, 2007 relative to that of a peer group selected by an independent third-party data provider for purposes of performance comparisons. Specifically, Columbia Asset Allocation Fund's performance was in the third quintile (where the best performance would be in the first quintile) for the one-year period, in the second quintile for the three- and five-year periods, and in the fourth quintile for the ten-year period; Columbia Disciplined Value Fund's performance was in the first quintile for the one- and three-year periods, in the fourth quintile for the five-year period, and in the third quintile for the ten-year period; Columbia Common Stock Fund's performance was in the first quintile for the one-year period, in the second quintile for the three-year period, in the fourth quintile for the five-year period, and in the third quintile for the ten-year period; Columbia Large Cap Growth Fund's performance was in the first quintile for the one-year period, in the second quintile for the three-year period, in the fourth quintile for the five-year period, and in the third quintile for the ten-year period; and Columbia Small Cap Core Fund's performance was in the second quintile for the one- and ten-year periods, and the third quintile for the three- and five-year periods.]

The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third-party data provider) of each fund's advisory fees and total expense levels to those of the fund's peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia's use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

[The Trustees considered each fund's total expenses and actual management fees relative to those of a peer group selected by an independent third-party data provider for purposes of expense comparisons. Specifically, Columbia Asset Allocation Fund's total expenses and actual management fees were in the fourth quintile (where the lowest fees and expenses would be in the first quintile); Columbia Disciplined Value Fund's total expenses were in the third quintile and actual management fees were in the second quintile; Columbia Common Stock Fund's total expenses and actual management fees were in the second quintile; Columbia Large Cap Growth Fund's total expenses were in the first quintile and actual management fees were in the third quintile; and Columbia Small Cap Core Fund's total expenses were in the first quintile and actual management fees were in the third quintile.]

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement(s) pertaining to that fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia's investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as expense waivers/reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

•  the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

•  the nature, quality, cost and extent of administrative and shareholder services overseen and performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

•  so-called "fall-out benefits" to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

•  the draft report provided by the funds' independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2008.

Summary of Management Fee Evaluation by
Independent Fee Consultant

EXCERPTS FROM REPORT OF INDEPENDENT FEE CONSULTANT TO THE COLUMBIA ATLANTIC FUNDS

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance among the
Office of Attorney General of New York State,
Columbia Management Advisors, Inc., and
Columbia Funds Distributor, Inc.

October 15, 2007

I. Overview

Columbia Management Advisors, LLC ("CMA") and Columbia Funds Distributors, Inc.1 ("CMD") agreed on February 9, 2005 to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and together with all such funds or a group of such funds as the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Atlantic Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared the third annual written evaluation of the fee negotiation process. Last year's report (the "2006 Report") was completed by my immediate predecessor IFC, John Rea, who has provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that that CMA's costs and profits from managing the Funds have been combined into a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years and finally reviews the status of recommendations made in the 2006 Report.

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Atlantic Funds, which are also referred as the "Funds."

II. Summary of Findings

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2007 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong in recent years. Based upon 1-, 3-, 5-, and 10-year returns, at least half of all the Funds have been in the first and second performance quintiles in each of the four performance periods. Performance for the 3-year period is impressive, with 44 of the 63 Funds, or 70%, in the top two quintiles and only 11 Funds, or 17%, in the fourth and fifth quintiles. Both equity and fixed-income funds have strong performance records.

4.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance and fund administration, are critical to the success of the Funds and appear to be of high quality.

5.  Atlantic equity Funds' overall performance adjusted for risk also was strong. Based upon 3-year returns, 19 of the 24 equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes. Fixed-income Funds tended to take on more risk than comparable funds but many also have achieved relatively strong performance over the 3-year period. Nonetheless, 8 of the Funds have high relative risk and low relative returns.

6.  The industry-standard procedure used by third parties such as Lipper to construct the performance universe in which each Fund's performance is ranked relative to comparable funds tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Atlantic Funds are compared with funds in performance universes that include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees lowers the relative performance for the Funds examined but does not call into question the general finding that the Atlantic Funds' performance has been strong relative to comparable funds.

C. Management Fees Charged by Other Mutual Fund Companies

7.  The Funds' management fees and total expenses are generally low relative to those of their peers. Only 19% of the Funds ranked in the two most expensive quintiles for actual management fees, and only 21% in those quintiles for total expenses.

8.  The Columbia Money Market Fund VS has a higher management fee structure than that of other Columbia money market funds of comparable asset size, but its total expenses are comparable to those funds.

D. Trustees' Fee and Performance Evaluation Process

9.  The Trustees' evaluation process identified 11 Funds in 2007 for further review based upon their relative performance or expenses or both. CMG provided further information about those funds to assist the Trustees in their evaluation. The Trustees may choose to seek additional information about Atlantic Funds that do not meet the criteria for further review. CMG provided further information about those funds to assist the Trustees in their evaluation. The Trustees may choose to seek additional information about Atlantic Funds that do not meet the criteria for further review.

E. Potential Economies of Scale

10.  CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. CMG has not, however, identified specific sources of economies of scale nor has it provided any estimates of the magnitude of any economies of scale. In the memo, CMG also describes measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation.

F. Management Fees Charged to Institutional Clients

11.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, institutional fees are generally lower than the Funds' management fees. However, because the services provided and risks borne by the manager are more extensive for mutual funds compared to institutional accounts, the differences are of limited value in assisting the Trustees in their review of the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

12.  The activity-based cost allocation methodology ("ABC") employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. For comparison, CMG also has allocated costs by assets, demonstrating that the choice of allocation method can have a substantial effect on fund profitability. Notwithstanding the limitations of any effort to allocate costs to a particular fund, we believe that the ABC method represented a better approximation of CMG's costs incurred in providing services to the Funds than did asset-based allocation.

13.  The materials provided on CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

14.  In 2006, CMG's complex-wide pre-tax margins on the Atlantic Funds were below industry medians, based on limited data available for publicly held mutual fund managers. However, as is to be expected in a complex comprising 70 funds in the past year, some Atlantic Funds have higher pre-tax profit margins, when calculated solely with respect to management revenues and expenses, while other Atlantic Funds operate at a loss. There appeared to be some relationship between fund size and profitability, with smaller funds generally operating at a loss.

15.  CMG shares a fixed percentage of its management fee revenues with an affiliate, the Private Bank of Bank of America ("PB" or "Private Bank"), to compensate the PB for services it performs with respect to Atlantic Fund assets held for the benefit of PB customers. In 2006, these payments totaled $23.2 million. Based on our analysis of the services provided by the PB, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)  Risk-adjusted performance. CMG should provide the Trustees with quantitative information about the risk of each equity and fixed-income Fund in a format that allows the risk and return of each Fund to be evaluated simultaneously. As part of that effort, CMG should develop reliable risk metrics for balanced and money market funds and should explain why the fixed-income portfolio team prefers using gross, rather than net, return for these purposes. The format we developed with CMG represents one possible presentation of such information.

2)  Profitability data. CMG should present to the Trustees each year the profitability of each Fund, each investment style and each complex (of which Atlantic is one) calculated as follows:

a.  Management-only profitability should be calculated without reference to any Private Bank expense.

b.  Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.  Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

3)  Potential economies of scale. CMG should provide the Trustees with an analysis of potential economies of scale that considers the sources and magnitude of any economies of scale as CMG's mutual fund assets under management increase. CMG may consider using the framework suggested for the analysis or any other suitable framework, including an analysis that focuses on complex-wide economies of scale, that addresses the relevant concerns.

4)  Criteria for review. The Trustees may wish to consider modifying the criteria for classifying a fund as a "Review Fund" to include risk and profitability metrics and should feel free to request additional information and explanation from CMG with respect to any Atlantic Fund whether or not it qualifies as a "Review Fund."

5)  Competitive breakpoint analysis. As part of the annual fee evaluation process, the breakpoints of a select group of Atlantic Funds (which would differ each year) should be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Atlantic Fund each year would not be an efficient use of Trustee and CMG resources.

6)  Ensuring consistent methodology used by Lipper, Morningstar, and iMoneyNet to construct performance and expense universes and groups. CMG should work with Lipper, Morningstar, and iMoneyNet to make sure that the all three data vendors apply similar techniques and standards in constructing performance universes and collecting data, if possible. If not, CMG should clearly explain to the Trustees the differences in methodology and the effect such differences may have on rankings. In addition, CMG should ensure that it applies the same ranking methodology to all funds, including those for which Morningstar and iMoneyNet provide the underlying data.

7)  Uniformity of universes across reporting periods. CMA, based on consultations with its CIO's, has substituted vendors for purposes of universe construction, e.g. Morningstar for Lipper for certain equity funds and iMoneynet for Lipper for money market funds. However, the new universes are not used for all performance periods and have not been used to recalculate last year's performance and expense figures. Therefore, it is difficult to draw useful conclusions from changes in rankings from last year to this year or from short-term to longer-term performance periods. CMA, when it changes data providers, should use both the current and former data sources in the changeover so that the Trustees can understand how the change in vendors may affect performance and expense rankings.

8)  Filtering all universes. The Lipper volumes presented to the Trustees, consistent with industry practice, compare the performance of a Fund to all other funds in its performance universe. Lipper regards for this purpose each class of shares of a fund as a separate fund. This means that the performance of a Columbia Fund A share (with a 25 basis point 12b-1 fee) or Z share (with no 12b-1 fee) is compared to many classes of competitive funds with higher distribution fees, such as deferred-sales-charge B shares and level-load C shares. Including share classes with higher fees than the Columbia Fund share class may make the Columbia Fund's performance look better compared to its peers. The difference can be meaningful. Therefore, we recommend that, in addition to the standard Lipper universe presentation, Funds in the third and fourth quintiles should be ranked in a universe limited to the share class per competitive fund whose distribution pricing most closely matches the relevant Fund. Further, in all rankings, we suggest that use of an Atlantic Fund Z share be limited to performance periods prior to the issuance of that fund's A shares.

9)  Management fee disparities. Several disparities have existed between the management fees of comparable Atlantic and Nations Funds. To eliminate the disparity between the expenses of the Atlantic state intermediate municipal bond funds and those of comparable funds overseen by the Nations Board, CMG has proposed expense caps for the Atlantic funds. Furthermore, CMG's proposed expense cap for the Core Bond Fund would produce a significant gap between its management fee and those of two comparable Atlantic Funds. To enable the Trustees to identify such disparities in the future, CMG should provide the Trustees with a table that shows management fees of Atlantic Funds and those of comparable Nations and Acorn Funds. CMG should also provide an explanation for any significant fee differences among comparable funds across fund families managed by CMA. Finally, whenever CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Atlantic Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Atlantic Fund or Funds.

10)  Reduction of volume of documents submitted. As the Trustees have noted, the tendency in the fee evaluation process is for the volume of material prepared for their consideration to increase each year as the participants in the process suggest additional data or presentations of data. However, some of the data may no longer be useful, or its usefulness may be outweighed by the burden of reviewing it. For example, we do not believe that offering two variations of cost allocation by assets is useful. We also question whether profitability data need to be divided by distribution channel, e.g. retail vs. variable annuity. We also note that some material, especially related to complex-wide profitability, appears multiple times in the 15(c) materials.

IV. Status of 2006 Recommendations

The 2006 IFC evaluation contains recommendations aimed at enhancing the evaluation of proposed management fees by Trustees. The section summarizes those recommendations and their results.

1.  Recommendation: Trustees may wish to consider incorporating risk-adjusted measures in their evaluation of performance. CMG has begun to prepare reports for the Trustees with risk adjustments, which could form the basis for formally including the measures in the 15(c) materials. To this end, Trustees may wish to have CMG prepare documents explaining risk adjustments and describing their advantages and disadvantages.

  Status: Grids providing both performance and risk rankings for equity and fixed-income funds were prepared by CMG as part of the 2007 15(c) process.

2.  Recommendation: Trustees may wish to consider having CMG evaluate the sensitivity of performance rankings to the design of the universe. The preliminary analysis contained in the evaluation suggests that the method employed by Lipper, the source of performance rankings used by the Trustees, may bias performance rankings upward.

  Status: At our request, CMG prepared universes limited to one class of shares per competitive fund for selected funds.

3.  Recommendation: Trustees may wish to consider having CMG extend its analysis of economies of scale by examining the sources of such economies, if any. Identification of the sources may enable the Trustees and CMG to gauge their magnitude. It also may enable the Trustees and CMG to build upon past work on standardized fee schedules so that the schedules themselves are consistent with any economies of scale and their sources. Finally, an extension of the analysis may enable the Trustees and CMG to develop a framework that coordinates the use of fee waivers and expense caps with the standard fee schedules and with any economies of scale and their sources.

  Status: CMG questions the usefulness of such an exercise due to the many variables that can have an effect on costs and revenues as assets increase. We continue to believe that such an exercise would be helpful to the Trustees. .

4.  Recommendation: Trustees may wish to consider encouraging CMG to build further upon its expanded analysis of institutional fees by refining the matching of institutional accounts with mutual funds, by dating the establishment of each institutional account, and by incorporating other accounts, such as subadvisory relationships, trusts, offshore funds, and separately managed accounts into the analysis.

  Status: CMG dated many of the institutional accounts but was not able to determine the date of establishment for all accounts. CMG also provided data on other types of institutional accounts.

5.  Recommendation: Trustees may wish to consider requesting that CMG expand the reporting of revenues and expenses to include more line-item detail for management and administration, transfer agency, fund accounting, and distribution.

  Status: We continue to believe that such a statement would help the Trustees understand CMG's business better and place the fund-by-fund profitability reports in context.

6.  Recommendation: Trustees may wish to consider requesting that CMG provide a statement of its operations in the 15(c) materials.

  Status: CMG provided various summary statements of operations.

7.  Recommendation: Trustees may wish to consider the treatment of the revenue sharing with PB in their review of CMG's profitability.

  Status: CMG provided a substantial amount of information reflecting adjustment for Private Bank expenses. We believe that all Private Bank expenses should be backed out of management-only profitability analyses, no Private Bank expenses should be excluded from profitability analyses including distribution and only those PB revenue sharing payments in excess of 11 basis points should be excluded from profitability analyses that do not take distribution into account.

* * *

Respectfully submitted,
Steven E. Asher

Important Information About This Report – Stock Funds

The funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of the Stock Funds.

A description of the policies and procedures that each fund uses to determine how to vote proxies and a copy of each fund's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how each fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how each fund voted proxies relating to portfolio securities is also available from the funds' website, www.columbiamanagement.com.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Investors should carefully consider the investment objectives, risks, charges and expenses of any Columbia fund before investing. Contact your Columbia Management representative for a prospectus, which contains this and other important information about a fund. Read it carefully before investing.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Transfer Agent

Columbia Management Services, Inc.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management
Distributors, Inc.
One Financial Center
Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC
100 Federal Street
Boston, MA 02110

Columbia Management®

Stock Funds

Semiannual Report, March 31, 2008

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SHC-44/152735-0308 (05/08) 08/55770

Semiannual Report

March 31, 2008

Columbia Dividend Income Fund

NOT FDIC INSURED	May Lose Value
NOT BANK ISSUED	No Bank Guarantee

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

President’s Message – Columbia Dividend Income Fund

Dear Shareholder:

We are pleased to provide this financial report for your Columbia Fund. This document provides information that can help support your investment decision-making. It’s been a challenging year for the financial markets, particularly as concerns over a weaker housing market and economic uncertainty make the news headlines daily. For a sense of how Columbia Management’s investment professionals have responded to these issues, I encourage you to read the portfolio manager’s summary on the following page. I believe this discussion reflects Columbia Management’s investment management expertise as well as its commitment to market research and consistent investment performance.

We understand that many factors drove your decision to invest in Columbia funds. Columbia Management’s commitment is to honor that decision by providing investment solutions designed to exceed expectations. As we review the past six months and look forward to those ahead, we hope you will consider how we might support your investment needs beyond the services we provide currently. Some of the many advantages we bring to the table as the Fund’s investment manager include:

■	Broad and deep investment expertise, including dedicated portfolio management, research and trading

■	Strategically positioned investment disciplines and processes

■	Comprehensive compliance and risk management

■	A team-driven culture that draws upon multiple sources to pursue consistent and superior performance

■	A comprehensive array of investment solutions, including equity, fixed-income and cash strategies

Working for you, and with you

Team approach — Rather than rely on the talent or judgment of one individual, Columbia Management takes a team-oriented approach to investing. We draw from the diverse experiences and insights of our people — including portfolio managers, research analysts and traders — to bring multiple investment perspectives and deep expertise to all of our investment management activities.

Client focus — At Columbia Management, our philosophy and culture are anchored in focused solutions and personal service. We are committed to putting our clients’ interests first and we understand the premium our clients place on reliability — whether it’s related to service, investment performance or risk management. Columbia Management is committed to maintaining high standards of reliability on all counts.

While our asset management capabilities are multifaceted and our investment professionals are multitalented, ultimately, everything we do at Columbia Management has a single purpose: to help investors pursue their most important financial goals. We are honored that you’ve chosen to invest with us and look forward to providing the investment solutions and services necessary to sustain a lasting relationship.

Sincerely,

Christopher L. Wilson

President, Columbia Funds

Fund Profile – Columbia Dividend Income Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

6-month (cumulative) return as of 03/31/08

–10.57% Class A shares (without sales charge)

–12.41% Russell 1000 Index

Morningstar Style Box

Equity Style

The Morningstar Style Box™ reveals a fund’s investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows a fund’s investment style (value, blend or growth). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar’s database as of month-end. Although the data is gathered from reliable sources, Morningstar cannot guarantee its completeness and accuracy. Information shown is as of 12/31/07.

Summary

■

For the six-month period that ended March 31, 2008, the fund’s Class A shares returned negative 10.57% without sales charge. The fund’s benchmark, the Russell 1000 Index, returned negative 12.41% for the same period[1]. The average return of funds in the fund’s peer group, the Lipper Equity Income Funds Classification, was negative 11.55%.[2] Although we are always disappointed when fund returns are negative, we take some comfort in knowing that the fund held up better than its benchmark and peer group average in a weak environment. An emphasis on large companies in economically stable industries accounted for the funds relative performance advantage. We also believe that it’s important for investors to consider the recent dividend gains of portfolio holdings: More than 90% of the companies represented in the fund paid higher dividends in 2007, and the income paid by the fund has more than doubled over the past four years.

■

Consumer staples, utilities and health care holdings aided performance relative to the benchmark. A focus on the best-capitalized technology firms also boosted returns, as IBM, Hewlett Packard and Nokia (2.3%, 1.3% and 1.2% of net assets, respectively) all enjoyed strong sales. Wal-Mart (1.3% of net assets), a new holding, added to returns as investors anticipated a positive impact on retail from the upcoming government rebate checks. Wal-Mart has also improved its store layouts. Results were mixed among financial companies: Gains in JPMorgan Chase, U.S. Bancorp and Federated Investors (1.0%, 1.4% and 0.7% of net assets, respectively) helped offset weakness in Wachovia, XL Capital and Citigroup (0.3%, 0.3% and 0.8% of net assets, respectively). Integrated oil companies, including ExxonMobil (3.8% of net assets), rose, but exploration and production companies, a less stable segment, led the energy sector. A cloudy advertising outlook drove down media company Meredith Corp. (0.8% of net assets). Boeing (0.7% of net assets) retraced some of its long advance as a result of the delay in its 787 Dreamliner program. Merck fell when its joint cholesterol lowering venture with Schering-Plough encountered problems (1.0% and 1.1% of net assets, respectively).

■

Although a recession is possible, we are hopeful that at least some economic growth will be seen before the year is out. The Federal Reserve Board has taken some pressure off credit markets and the federal stimulus program may buttress consumer spending, the economy’s largest single component. However, credit remains tight and home values are still falling, removing a source of capital for many households. Volatile markets often provide opportunities for alert investors, and we believe that investing in companies with attractive and growing dividends will continue to reward shareholders.

Portfolio Management

Scott Davis has co-managed the fund since November 2001 and has been with the advisor or its predecessors or affiliate organizations since 1985.

Richard Dahlberg, CFA, has co-managed the fund since October 2003 and has been with the advisor or its predecessors or affiliate organizations since September 2003.

[1]

The Russell 1000 Index measures the performance of 1,000 of the largest U.S. companies, based on market capitalization. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this fund may differ from those presented for other Columbia Funds.

Equity securities are subject to stock market fluctuations that occur in response to economic and business developments.

Dividend payments by an issuer are not guaranteed, and are paid only when declared by an issuer’s board of directors. The amount of a dividend payment, if any, can vary over time.

Value stocks are securities of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. The market value of a portfolio security may not meet the manager’s future value assessment of such security, or may decline.

1

Performance Information – Columbia Dividend Income Fund

Annual operating expense ratio (%)*
Class A	1.12
Class B	1.87
Class C	1.87
Class R	1.33
Class T	1.17
Class Z	0.87
Annual operating expense ratio after contractual waivers (%)*
Class A	1.05
Class B	1.80
Class C	1.80
Class R	1.30
Class T	1.10
Class Z	0.80

*	The annual operating expense ratio and annual operating expense ratio after contractual waivers are as stated in the fund’s prospectus that is current as of the date of this report. The contractual waiver expires 01/31/09. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

Net asset value per share
as of 03/31/08 ($)
Class A	13.44
Class B	13.15
Class C	13.14
Class R	13.44
Class T	13.44
Class Z	13.44
Distributions declared per share
10/01/07 – 03/31/08 ($)
Class A	0.31
Class B	0.26
Class C	0.26
Class R	0.00
Class T	0.31
Class Z	0.33

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 04/01/98 – 03/31/08 ($)
Sales charge	without	with
Class A	18,274	17,230
Class B	17,000	17,000
Class C	16,988	16,988
Class R	18,274	n/a
Class T	18,219	17,178
Class Z	18,914	n/a

The table above shows the growth in the value of a hypothetical $10,000 investment in each share class of Columbia Dividend Income Fund during the stated time period and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Average annual total return as of 03/31/08 (%)
Share class	A		B		C		R	T		Z
Inception	11/25/02		11/25/02		11/25/02		03/28/08	03/04/98		03/04/98
Sales charge	without	with	without	with	without	with	without	without	with	without
6–month (cumulative)	-10.57	-15.73	-10.94	-15.31	-10.94	-11.82	-10.57	-10.59	-15.75	-10.52
1-year	-3.60	-9.17	-4.34	-9.01	-4.34	-5.28	-3.60	-3.65	-9.21	-3.36
5-year	13.61	12.28	12.72	12.47	12.73	12.73	13.61	13.54	12.22	13.89
10-year	6.21	5.59	5.45	5.45	5.44	5.44	6.21	6.18	5.56	6.58

The “with sales charge” returns include the maximum initial sales charge of 5.75% for Class A and T shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B and 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class R shares are sold at net asset value with Rule 12b-1 fees. Class R and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class A, Class B and Class C are newer classes of shares. Their performance information includes returns of Retail A Shares (for Class A) and Retail B Shares (for Class B and

Class C) of the Galaxy Strategic Equity Fund (the “Galaxy Fund”) for periods prior to November 25, 2002, the date on which Class A, Class B and Class C shares were initially offered by the Fund. The returns for Class T shares include the returns of Retail A shares of the Galaxy Fund for periods prior to November 25, 2002, the date on which Class T shares were initially offered by the Fund. The returns for Class Z shares include returns of Trust shares of the Galaxy Fund for periods prior to November 25, 2002, the date on which Class Z shares were initially offered by the Fund. The returns have not been restated to reflect any differences in expenses between the predecessor shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower. Retail A Shares, Retail B Shares and Trust shares of the Galaxy Fund were initially offered on March 4, 1998. The returns for Class R shares include the returns of Class A shares prior to March 28, 2008, the date on which Class R shares commenced operations. If differences in expenses had been reflected, the returns would have been lower, since Class R shares are subject to higher Rule 12b-1 fees.

2

Understanding Your Expenses – Columbia Dividend Income Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee.

This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

10/01/07 – 03/31/08
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	894.30	1,019.75	4.97	5.30	1.05
Class B	1,000.00	1,000.00	890.60	1,016.00	8.51	9.07	1.80
Class C	1,000.00	1,000.00	890.60	1,016.00	8.51	9.07	1.80
Class R	1,000.00	1,000.00	999.42	1,000.10	0.04	0.04	1.30
Class T	1,000.00	1,000.00	894.10	1,019.50	5.21	5.55	1.10
Class Z	1,000.00	1,000.00	894.80	1,021.00	3.79	4.04	0.80

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

3

Investment Portfolio – Columbia Dividend Income Fund

March 31, 2008 (Unaudited)

Common Stocks – 89.9%

		Shares	Value ($)
Consumer Discretionary – 7.5%
Hotels, Restaurants & Leisure – 2.1%
	McDonald’s Corp.	455,000	25,375,350

	Hotels, Restaurants & Leisure Total		25,375,350

Household Durables – 0.4%
	Newell Rubbermaid, Inc.	220,000	5,031,400

	Household Durables Total		5,031,400

Media – 2.6%
	CBS Corp., Class B	437,000	9,648,960
	McGraw-Hill Companies, Inc.	130,000	4,803,500
	Meredith Corp.(a)	240,000	9,180,000
	Pearson PLC	390,000	5,274,904
	Time Warner, Inc.	100,000	1,402,000

	Media Total		30,309,364

Multiline Retail – 0.4%
	Macy’s, Inc.	180,000	4,150,800

	Multiline Retail Total		4,150,800

Specialty Retail – 2.0%
	Home Depot, Inc.	214,000	5,985,580
	Sherwin-Williams Co.(a)	190,000	9,697,600
	Staples, Inc.	110,000	2,432,100
	TJX Companies, Inc.	180,000	5,952,600

	Specialty Retail Total		24,067,880

Consumer Discretionary Total			88,934,794

Consumer Staples – 13.3%
Beverages – 4.2%
	Anheuser-Busch Companies, Inc.	320,000	15,184,000
	Coca-Cola Co.	140,000	8,521,800
	Diageo PLC, ADR	265,000	21,549,800
	PepsiCo, Inc.	70,000	5,054,000

	Beverages Total		50,309,600

Food & Staples Retailing – 1.3%
	Wal-Mart Stores, Inc.	300,000	15,804,000

	Food & Staples Retailing Total		15,804,000
Food Products – 2.8%
	ConAgra Foods, Inc.	300,000	7,185,000
	General Mills, Inc.	126,000	7,544,880
	H.J. Heinz Co.	230,000	10,803,100
	Nestle SA, ADR, Registered Shares	60,000	7,526,160

	Food Products Total		33,059,140
Household Products – 3.2%
	Kimberly-Clark Corp.	206,000	13,297,300
	Procter & Gamble Co.	356,000	24,944,920

	Household Products Total		38,242,220

See Accompanying Notes to Financial Statements.

4

Columbia Dividend Income Fund

March 31, 2008 (Unaudited)

Common Stocks (continued)

		Shares	Value ($)
Consumer Staples (continued)
Tobacco – 1.8%
	Altria Group, Inc.	300,000	6,660,000
	Philip Morris International, Inc.(b)	300,000	15,174,000

	Tobacco Total		21,834,000

Consumer Staples Total			159,248,960

Energy – 9.6%
Energy Equipment & Services – 0.5%
	Halliburton Co.	150,000	5,899,500

	Energy Equipment & Services Total		5,899,500

Oil, Gas & Consumable Fuels – 9.1%
	BP PLC, ADR	215,000	13,039,750
	Chevron Corp.	325,000	27,742,000
	ConocoPhillips	100,000	7,621,000
	Exxon Mobil Corp.	540,000	45,673,200
	Occidental Petroleum Corp.	92,000	6,731,640
	Royal Dutch Shell PLC, ADR	120,000	8,277,600

	Oil, Gas & Consumable Fuels Total		109,085,190

Energy Total			114,984,690

Financials – 17.4%
Capital Markets – 1.9%
	Bank of New York Mellon Corp.	301,000	12,560,730
	Federated Investors, Inc., Class B(a)	220,000	8,615,200
	Morgan Stanley	40,000	1,828,000

	Capital Markets Total		23,003,930

Commercial Banks – 3.3%
	PNC Financial Services Group, Inc.	76,000	4,983,320
	Regions Financial Corp.(a)	125,000	2,468,750
	SunTrust Banks, Inc.(a)	50,000	2,757,000
	U.S. Bancorp	514,000	16,633,040
	Wachovia Corp.	154,000	4,158,000
	Wells Fargo & Co.	300,000	8,730,000

	Commercial Banks Total		39,730,110

Consumer Finance – 0.2%
	Discover Financial Services(a)	155,000	2,537,350

	Consumer Finance Total		2,537,350

Diversified Financial Services – 1.7%
	Citigroup, Inc.	420,000	8,996,400
	JPMorgan Chase & Co.	278,000	11,940,100

	Diversified Financial Services Total		20,936,500

See Accompanying Notes to Financial Statements.

5

Columbia Dividend Income Fund

March 31, 2008 (Unaudited)

Common Stocks (continued)

		Shares	Value ($)
Financials (continued)
Insurance – 8.4%
	Arthur J. Gallagher & Co.(a)	516,000	12,187,920
	Chubb Corp.	112,000	5,541,760
	Hartford Financial Services Group, Inc.	240,000	18,184,800
	Lincoln National Corp.	440,000	22,880,000
	Principal Financial Group, Inc.	302,000	16,827,440
	RenaissanceRe Holdings Ltd.	45,000	2,335,950
	Unum Group	602,000	13,250,020
	Willis Group Holdings Ltd.	260,000	8,738,600

	Insurance Total		99,946,490

Real Estate Investment Trusts (REITs) – 0.4%
	Kimco Realty Corp.	75,000	2,937,750
	Rayonier, Inc.	32,000	1,390,080

	Real Estate Investment Trusts (REITs) Total		4,327,830

Thrifts & Mortgage Finance – 1.5%
	Fannie Mae	669,000	17,608,080

	Thrifts & Mortgage Finance Total		17,608,080

Financials Total			208,090,290

Health Care – 9.5%
Pharmaceuticals – 9.5%
	Abbott Laboratories	331,000	18,254,650
	Bristol-Myers Squibb Co.	245,000	5,218,500
	GlaxoSmithKline PLC, ADR(a)	200,000	8,486,000
	Johnson & Johnson	330,000	21,407,100
	Merck & Co., Inc.	305,000	11,574,750
	Novartis AG, ADR	225,000	11,526,750
	Pfizer, Inc.	1,380,000	28,883,400
	Wyeth	205,000	8,560,800

	Pharmaceuticals Total		113,911,950

Health Care Total			113,911,950

Industrials – 8.7%
Aerospace & Defense – 2.7%
	Boeing Co.	106,000	7,883,220
	Honeywell International, Inc.	105,000	5,924,100
	Raytheon Co.	95,000	6,137,950
	United Technologies Corp.	182,000	12,525,240

	Aerospace & Defense Total		32,470,510

Commercial Services & Supplies – 1.0%
	Waste Management, Inc.	345,000	11,578,200

	Commercial Services & Supplies Total		11,578,200

See Accompanying Notes to Financial Statements.

6

Columbia Dividend Income Fund

March 31, 2008 (Unaudited)

Common Stocks (continued)

		Shares	Value ($)
Industrials (continued)
Industrial Conglomerates – 3.8%
	General Electric Co.	1,217,000	45,041,170

	Industrial Conglomerates Total		45,041,170

Machinery – 1.2%
	Deere & Co.	120,000	9,652,800
	Dover Corp.	120,000	5,013,600

	Machinery Total		14,666,400

Industrials Total			103,756,280

Information Technology – 9.5%
Communications Equipment – 1.2%
	Nokia Oyj, ADR	445,000	14,164,350

	Communications Equipment Total		14,164,350

Computers & Peripherals – 3.6%
	Hewlett-Packard Co.	336,000	15,341,760
	International Business Machines Corp.	243,000	27,979,020

	Computers & Peripherals Total		43,320,780

IT Services – 0.6%
	Automatic Data Processing, Inc.	185,000	7,842,150

	IT Services Total		7,842,150

Office Electronics – 0.4%
	Canon, Inc., ADR	110,000	5,100,700

	Office Electronics Total		5,100,700

Semiconductors & Semiconductor Equipment – 2.2%
	Intel Corp.	840,000	17,791,200
	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	784,000	8,051,680

	Semiconductors & Semiconductor Equipment Total		25,842,880

Software – 1.5%
	Microsoft Corp.	625,000	17,737,500

	Software Total		17,737,500

Information Technology Total			114,008,360

Materials – 2.9%
Chemicals – 2.2%
	Dow Chemical Co.	180,000	6,633,000
	E.I. Du Pont de Nemours & Co.	222,000	10,380,720
	Eastman Chemical Co.	67,000	4,184,150
	RPM International, Inc.	250,000	5,235,000

	Chemicals Total		26,432,870

See Accompanying Notes to Financial Statements.

7

Columbia Dividend Income Fund

March 31, 2008 (Unaudited)

Common Stocks (continued)

		Shares	Value ($)
Materials (continued)
Containers & Packaging – 0.3%
	Packaging Corp. of America	180,000	4,019,400

	Containers & Packaging Total		4,019,400
Paper & Forest Products – 0.4%
	Weyerhaeuser Co.	70,000	4,552,800

	Paper & Forest Products Total		4,552,800

Materials Total			35,005,070

Telecommunication Services – 7.8%
Diversified Telecommunication Services – 7.8%
	AT&T, Inc.	1,465,000	56,109,500
	Verizon Communications, Inc.	942,000	34,335,900
	Windstream Corp.	250,000	2,987,500

	Diversified Telecommunication Services Total		93,432,900

Telecommunication Services Total			93,432,900

Utilities – 3.7%
Electric Utilities – 2.5%
	American Electric Power Co., Inc.	100,000	4,163,000
	Entergy Corp.	40,000	4,363,200
	Exelon Corp.	80,000	6,501,600
	FirstEnergy Corp.	75,000	5,146,500
	FPL Group, Inc.	90,000	5,646,600
	PPL Corp.	90,000	4,132,800

	Electric Utilities Total		29,953,700

Multi-Utilities – 1.2%
	Dominion Resources, Inc.	140,000	5,717,600
	PG&E Corp.	112,000	4,123,840
	Public Service Enterprise Group, Inc.	120,000	4,822,800

	Multi-Utilities Total		14,664,240

Utilities Total			44,617,940
	Total Common Stocks (Cost of $953,765,098)		1,075,991,234

Convertible Preferred Stocks – 3.4%

Consumer Discretionary – 0.1%
Auto Manufacturers – 0.1%
	Ford Motor Co. Capital Trust II, 6.500%	40,000	1,156,000

	Auto Manufacturers Total		1,156,000

Consumer Discretionary Total			1,156,000

See Accompanying Notes to Financial Statements.

8

Columbia Dividend Income Fund

March 31, 2008 (Unaudited)

Convertible Preferred Stocks (continued)

		Shares	Value ($)
Financials – 1.7%
Insurance – 1.7%
	Metlife, Inc., 6.375%	550,000	16,362,500
	XL Capital Ltd., 7.000%	305,000	3,672,200

	Insurance Total		20,034,700

Financials Total			20,034,700

Health Care – 1.1%
Pharmaceuticals – 1.1%
	Schering-Plough Corp., 6.000%	84,000	12,867,120

	Pharmaceuticals Total		12,867,120

Health Care Total			12,867,120

Materials – 0.5%
Metals & Mining – 0.5%
	Freeport-McMoRan Copper & Gold, Inc., 5.500%	3,100	6,568,125

	Metals & Mining Total		6,568,125

Materials Total			6,568,125
	Total Convertible Preferred Stocks (Cost of $50,121,811)		40,625,945

Securities Lending Collateral – 3.0%
	State Street Navigator Securities Lending Prime Portfolio (7 day yield of 3.131%)(c)	35,758,306	35,758,306

	Total Securities Lending Collateral (Cost of $35,758,306)		35,758,306

		Par ($)
Short-Term Obligation – 6.1%
	Repurchase agreement with Fixed Income Clearing Corp., dated 03/31/08, due on 04/01/08, at 1.250%, collateralized by a U.S. Treasury Obligation maturing 08/15/23, market value $73,910,231 (repurchase proceeds $72,462,516)	72,460,000	72,460,000

	Total Short-Term Obligation (Cost of $72,460,000)		72,460,000

	Total Investments – 102.4% (Cost of $1,112,105,215)(d)		1,224,835,485

	Other Assets & Liabilities, Net – (2.4)%		(28,436,171)

	Net Assets – 100.0%		1,196,399,314

See Accompanying Notes to Financial Statements.

9

Columbia Dividend Income Fund

March 31, 2008 (Unaudited)

Notes to Investment Portfolio:

(a)	All or a portion of this security was on loan at March 31, 2008. The total market value of securities on loan at March 31, 2008 is $35,256,990.

(b)	Non-income producing security.

(c)	Investment made with cash collateral received from securities lending activity.

(d)	Cost for federal income tax purposes is $1,112,167,675.

At March 31, 2008, the Fund held investments in the following sectors:

Sector	% of Net Assets
Financials	19.1
Consumer Staples	13.3
Health Care	10.6
Energy	9.6
Information Technology	9.5
Industrials	8.7
Telecommunication Services	7.8
Consumer Discretionary	7.6
Utilities	3.7
Materials	3.4

93.3
Securities Lending Collateral	3.0
Short-Term Obligation	6.1
Other Assets & Liabilities, Net	(2.4)

100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

10

Statement of Assets and Liabilities – Columbia Dividend Income Fund

March 31, 2008 (Unaudited)

		($)(a)
Assets	Investments, at cost	1,112,105,215

	Investments, at value (including securities on loan of $35,256,990)	1,224,835,485
	Cash	405
	Receivable for:
	Investments sold	2,081,148
	Fund shares sold	4,045,417
	Interest	2,516
	Dividends	3,160,694
	Securities lending	15,486
	Expense reimbursement due from Investment Advisor	80,008
	Trustees’ deferred compensation plan	93,205
	Other assets	34,176

	Total Assets	1,234,348,540

Liabilities	Collateral on securities loaned	35,758,306
	Payable for:
	Fund shares repurchased	881,565
	Investment advisory fee	596,314
	Administration fee	58,896
	Transfer agent fee	81,980
	Pricing and bookkeeping fees	10,093
	Merger fee	253,411
	Trustees’ fees	293
	Custody fee	2,037
	Distribution and service fees	137,291
	Chief compliance officer expenses	235
	Trustees’ deferred compensation plan	93,205
	Other liabilities	75,600

	Total Liabilities	37,949,226

	Net Assets	1,196,399,314

Net Assets Consist of	Paid-in capital	1,168,191,212
	Overdistributed net investment income	(131,800)
	Accumulated net realized loss	(84,390,368)
	Net unrealized appreciation on investments	112,730,270

	Net Assets	1,196,399,314

See Accompanying Notes to Financial Statements.

11

Statement of Assets and Liabilities (continued) – Columbia Dividend Income Fund

March 31, 2008 (Unaudited)

Class A	Net assets	$322,426,843
	Shares outstanding	23,993,648
	Net asset value per share	$13.44	(b)
	Maximum sales charge	5.75%
	Maximum offering price per share ($13.44/0.9425)	$14.26	(c)

Class B	Net assets	$40,182,666
	Shares outstanding	3,055,698
	Net asset value and offering price per share	$13.15	(b)

Class C	Net assets	$14,894,074
	Shares outstanding	1,133,338
	Net asset value and offering price per share	$13.14	(b)

Class R	Net assets	$11,934
	Shares outstanding	888
	Net asset value, offering and redemption price per share	$13.44

Class T	Net assets	$84,470,931
	Shares outstanding	6,285,927
	Net asset value per share	$13.44	(b)
	Maximum sales charge	5.75%
	Maximum offering price per share ($13.44/0.9425)	$14.26	(c)

Class Z	Net assets	$734,412,866
	Shares outstanding	54,634,061
	Net asset value, offering and redemption price per share	$13.44

(a)	Class R shares commenced operations on March 28, 2008.

(b)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(c)	On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

12

Statement of Operations – Columbia Dividend Income Fund

For the Six Months Ended March 31, 2008 (Unaudited)

		($)(a)
Investment Income	Dividends	15,770,373
	Interest	1,229,051
	Securities lending	113,874
	Foreign taxes withheld	(78,344)

	Total Investment Income	17,034,954

Expenses	Investment advisory fee	3,632,790
	Administration fee	363,789
	Distribution fee:
	Class B	173,730
	Class C	65,947
	Class R	— (b)
	Service fee:
	Class A	432,831
	Class B	57,910
	Class C	21,982
	Shareholder service fee — Class T	138,613
	Transfer agent fee	358,609
	Pricing and bookkeeping fees	75,073
	Trustees’ fees	25,234
	Custody fee	34,044
	Chief compliance officer expenses	468
	Other expenses	122,266

	Total Expenses	5,503,286

	Fees and expenses waived or reimbursed by Investment Advisor	(265,073)
	Custody earnings credit	(3,452)

	Net Expenses	5,234,761

	Net Investment Income	11,800,193

Net Realized and Unrealized Gain (Loss) on Investments	Net realized gain on investments	582,865

	Net change in unrealized depreciation on investments	(132,193,592)

	Net Loss	(131,610,727)

	Net Decrease Resulting from Operations	(119,810,534)

(a)	Class R shares commenced operations on March 28, 2008.

(b)	Rounds to less than $1.

See Accompanying Notes to Financial Statements.

13

Statement of Changes in Net Assets – Columbia Dividend Income Fund

Increase (Decrease) in Net Assets:		(Unaudited) Six Months Ended March 31, 2008 (a)	Year Ended September 30, 2007
Operations	Net investment income	11,800,193	20,990,003
	Net realized gain on investments	582,865	52,204,503
	Net change in unrealized appreciation (depreciation) on investments	(132,193,592)	96,436,179

	Net Increase (Decrease) Resulting from Operations	(119,810,534)	169,630,685

Distributions to Shareholders:	From net investment income:
	Class A	(3,750,456)	(6,559,689)
	Class B	(327,512)	(627,109)
	Class C	(124,237)	(207,843)
	Class G	—	(18,799)
	Class T	(967,995)	(1,779,633)
	Class Z	(7,057,156)	(11,419,554)
	From net realized gains:
	Class A	(3,801,052)	(3,228,881)
	Class B	(529,218)	(551,026)
	Class C	(204,324)	(153,342)
	Class G	—	(14,208)
	Class T	(1,011,104)	(896,721)
	Class Z	(6,242,104)	(4,555,801)

	Total Distributions to Shareholders	(24,015,158)	(30,012,606)

Share Transactions	Class A
	Subscriptions	23,115,673	44,656,130
	Distributions reinvested	6,257,596	7,960,088
	Redemptions	(30,961,154)	(74,776,534)

	Net Decrease	(1,587,885)	(22,160,316)

	Class B
	Subscriptions	1,645,650	7,686,326
	Distributions reinvested	724,188	991,944
	Redemptions	(8,907,725)	(20,975,485)

	Net Decrease	(6,537,887)	(12,297,215)

	Class C
	Subscriptions	1,693,524	9,234,448
	Distributions reinvested	278,613	296,011
	Redemptions	(5,344,060)	(4,120,077)

	Net Increase (Decrease)	(3,371,923)	5,410,382

	Class R
	Subscriptions	10,000	—
	Proceeds received in connection with merger	1,894	—

	Net Increase	11,894	—

See Accompanying Notes to Financial Statements.

14

Statement of Changes in Net Assets (continued) – Columbia Dividend Income Fund

Increase (Decrease) in Net Assets:		(Unaudited) Six Months Ended March 31, 2008 ($)(a)	Year Ended September 30, 2007 ($)
	Class G
	Subscriptions	—	26,709
	Distributions reinvested	—	30,873
	Redemptions	—	(1,802,734)

	Net Decrease	—	(1,745,152)

	Class T
	Subscriptions	521,821	2,383,858
	Distributions reinvested	1,910,970	2,580,193
	Redemptions	(6,540,898)	(13,833,052)

	Net Decrease	(4,108,107)	(8,869,001)

	Class Z
	Subscriptions	112,073,948	160,853,172
	Proceeds received in connection with merger	168,957,597	—
	Distributions reinvested	2,558,753	3,082,200
	Redemptions	(67,479,097)	(110,475,787)

	Net Increase	216,111,201	53,459,585
	Net Increase from Share Transactions	200,517,293	13,798,283

	Total Increase in Net Assets	56,691,601	153,416,362

Net Assets	Beginning of period	1,139,707,713	986,291,351
	End of period	1,196,399,314	1,139,707,713
	Undistributed (overdistributed) net investment income at end of period	(131,800)	295,363

Changes in Shares	Class A
	Subscriptions	1,601,126	3,060,561
	Issued for distributions reinvested	424,272	551,501
	Redemptions	(2,154,314)	(5,182,515)

	Net Decrease	(128,916)	(1,570,453)

	Class B
	Subscriptions	118,164	547,509
	Issued for distributions reinvested	49,830	70,794
	Redemptions	(634,364)	(1,471,587)

	Net Decrease	(466,370)	(853,284)

	Class C
	Subscriptions	121,007	656,579
	Issued for distributions reinvested	19,171	21,013
	Redemptions	(379,708)	(288,373)

	Net Increase (Decrease)	(239,530)	389,219

	Class R
	Subscriptions	747	—
	Issued in connection with merger	141	—

	Net Increase	888	—

See Accompanying Notes to Financial Statements.

15

Statement of Changes in Net Assets (continued) – Columbia Dividend Income Fund

	(Unaudited) Six Months Ended March 31, 2008 (a)	Year Ended September 30, 2007
Class G
Subscriptions	—	1,877
Issued for distributions reinvested	—	2,220
Redemptions	—	(123,772)

Net Decrease	—	(119,675)

Class T
Subscriptions	36,601	161,555
Issued for distributions reinvested	129,572	178,792
Redemptions	(454,038)	(951,668)

Net Decrease	(287,865)	(611,321)

Class Z
Subscriptions	7,892,068	10,996,789
Issued in connection with merger	12,606,624	—
Issued for distributions reinvested	173,516	213,453
Redemptions	(4,778,149)	(7,548,346)

Net Increase	15,894,059	3,661,896

(a) Class R shares commenced operations on March 28, 2008.

See Accompanying Notes to Financial Statements.

16

Financial Highlights – Columbia Dividend Income Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31, 2008		Year Ended September 30,				Period Ended September 30, 2003 (b)(c)
Class A Shares			2007	2006	2005	2004 (a)
Net Asset Value, Beginning of Period	$15.35		$13.45	$12.01	$10.80	$9.26	$9.01

Income from Investment Operations:
Net investment income (d)	0.15		0.28	0.26	0.25	0.18	0.11
Net realized and unrealized gain (loss) on investments	(1.75)		2.02	1.45	1.16	1.53	0.25

Total from Investment Operations	(1.60)		2.30	1.71	1.41	1.71	0.36

Less Distributions to Shareholders:
From net investment income	(0.15)		(0.27)	(0.27)	(0.20)	(0.17)	(0.11)
From net realized gains	(0.16)		(0.13)	—	—	—	—

Total Distributions to Shareholders	(0.31)		(0.40)	(0.27)	(0.20)	(0.17)	(0.11)

Net Asset Value, End of Period	$13.44		$15.35	$13.45	$12.01	$10.80	$9.26
Total return (e)(f)	(10.57	)%(g)	17.31%	14.45%	13.10%	18.60%	4.02	%(g)

Ratios to Average Net Assets/Supplemental Data:
Net expenses (h)	1.05	%(i)	1.05%	1.05%	1.05%	1.36%	1.42	%(i)
Waiver/Reimbursement	0.05	%(i)	0.07%	0.12%	0.18%	0.06%	—	%(i)(j)
Net investment income (h)	2.08	%(i)	1.90%	2.19%	2.11%	1.71%	1.38	%(i)
Portfolio turnover rate	9	%(g)	21%	52%	18%	44%	33	%(g)
Net assets, end of period (000’s)	$322,427		$370,358	$345,595	$27,534	$7,319	$564

(a)	On October 13, 2003, Liberty Strategic Equity Fund was renamed Columbia Strategic Equity Fund. On October 27, 2003, Columbia Strategic Equity Fund was renamed Columbia Dividend Income Fund.

(b)	The Fund changed its fiscal year end from October 31 to September 30.

(c)	Class A shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.

(d)	Per share data was calculated using the average shares outstanding during the period.

(e)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)	Not annualized.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

(i)	Annualized.

(j)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

17

Financial Highlights – Columbia Dividend Income Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31, 2008		Year Ended September 30,				Period Ended September 30, 2003 (b)(c)
Class B Shares			2007	2006	2005	2004 (a)
Net Asset Value, Beginning of Period	$15.03		$13.17	$11.77	$10.59	$9.08	$8.82

Income from Investment Operations:
Net investment income (d)	0.09		0.16	0.16	0.16	0.10	0.05
Net realized and unrealized gain (loss) on investments	(1.71)		1.99	1.42	1.13	1.50	0.26

Total from Investment Operations	(1.62)		2.15	1.58	1.29	1.60	0.31

Less Distributions to Shareholders:
From net investment income	(0.10)		(0.16)	(0.18)	(0.11)	(0.09)	(0.05)
From net realized gains	(0.16)		(0.13)	—	—	—	—

Total Distributions to Shareholders	(0.26)		(0.29)	(0.18)	(0.11)	(0.09)	(0.05)

Net Asset Value, End of Period	$13.15		$15.03	$13.17	$11.77	$10.59	$9.08
Total return (e)(f)	(10.94	)%(g)	16.49%	13.55%	12.23%	17.69%	3.51	%(g)

Ratios to Average Net Assets/Supplemental Data:
Net expenses (h)	1.80	%(i)	1.80%	1.80%	1.80%	2.11%	2.34	%(i)
Waiver/Reimbursement	0.05	%(i)	0.07%	0.12%	0.18%	0.06%	—	%(i)(j)
Net investment income (h)	1.33	%(i)	1.16%	1.30%	1.36%	0.94%	0.47	%(i)
Portfolio turnover rate	9	%(g)	21%	52%	18%	44%	33	%(g)
Net assets, end of period (000’s)	$40,183		$52,937	$57,644	$17,359	$8,808	$1,136

(a)	On October 13, 2003, Liberty Strategic Equity Fund was renamed Columbia Strategic Equity Fund. On October 27, 2003, Columbia Strategic Equity Fund was renamed Columbia Dividend Income Fund.

(b)	The Fund changed its fiscal year end from October 31 to September 30.

(c)	Class B shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.

(d)	Per share data was calculated using the average shares outstanding during the period.

(e)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)	Not annualized.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

(i)	Annualized.

(j)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

18

Financial Highlights – Columbia Dividend Income Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31, 2008		Year Ended September 30,				Period Ended September 30, 2003 (b)(c)
Class C Shares			2007	2006	2005	2004 (a)
Net Asset Value, Beginning of Period	$15.02		$13.17	$11.76	$10.58	$9.07	$8.82

Income from Investment Operations:
Net investment income (d)	0.09		0.16	0.16	0.16	0.10	0.07
Net realized and unrealized gain (loss) on investments	(1.71)		1.98	1.43	1.13	1.50	0.23

Total from Investment Operations	(1.62)		2.14	1.59	1.29	1.60	0.30

Less Distributions to Shareholders:
From net investment income	(0.10)		(0.16)	(0.18)	(0.11)	(0.09)	(0.05)
From net realized gains	(0.16)		(0.13)	—	—	—	—

Total Distributions to Shareholders	(0.26)		(0.29)	(0.18)	(0.11)	(0.09)	(0.05)

Net Asset Value, End of Period	$13.14		$15.02	$13.17	$11.76	$10.58	$9.07
Total return (e)(f)	(10.94	)%(g)	16.42%	13.64%	12.24%	17.70%	3.41	%(g)

Ratios to Average Net Assets/Supplemental Data:
Net expenses (h)	1.80	%(i)	1.80%	1.80%	1.80%	2.11%	2.18	%(i)
Waiver/Reimbursement	0.05	%(i)	0.07%	0.12%	0.18%	0.06%	—	%(i)(j)
Net investment income (h)	1.33	%(i)	1.14%	1.29%	1.36%	0.94%	0.95	%(i)
Portfolio turnover rate	9	%(g)	21%	52%	18%	44%	33	%(g)
Net assets, end of period (000’s)	$14,894		$20,622	$12,950	$3,959	$2,027	$152

(a)	On October 13, 2003, Liberty Strategic Equity Fund was renamed Columbia Strategic Equity Fund. On October 27, 2003, Columbia Strategic Equity Fund was renamed Columbia Dividend Income Fund.

(b)	The Fund changed its fiscal year end from October 31 to September 30.

(c)	Class C shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.

(d)	Per share data was calculated using the average shares outstanding during the period.

(e)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)	Not annualized.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

(i)	Annualized.

(j)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

19

Financial Highlights – Columbia Dividend Income Fund

Selected data for a share outstanding throughout the period is as follows:

(Unaudited) Period Ended March 31, 2008 (a)
Class R Shares
Net Asset Value, Beginning of Period	$13.39

Income from Investment Operations:
Net investment income (b)	— (h)
Net realized and unrealized gain on investments	0.05

Total from Investment Operations	0.05

Net Asset Value, End of Period	$13.44
Total return (c)(d)(e)	0.37%

Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)(g)	1.30%
Waiver/Reimbursement (g)	0.05%
Net investment income (f)(g)	(0.02)%
Portfolio turnover rate (e)	9%
Net assets, end of period (000’s)	$12

(a)	Class R shares commenced operations on March 28, 2008. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Total return at net asset value assuming all distributions reinvested.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Not annualized.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	Annualized.

(h)	Rounds to less than $0.01.

See Accompanying Notes to Financial Statements.

20

Financial Highlights – Columbia Dividend Income Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31, 2008		Year Ended September 30,				Period Ended September 30, 2003 (b)(c)		Year Ended October 31, 2002
Class T Shares			2007	2006	2005	2004 (a)
Net Asset Value, Beginning of Period	$15.35		$13.45	$12.01	$10.80	$9.26	$8.54		$10.02

Income from Investment Operations:
Net investment income (d)	0.15		0.27	0.25	0.24	0.17	0.11		0.01
Net realized and unrealized gain (loss) on investments	(1.75)		2.02	1.46	1.16	1.54	0.73		(1.08)

Total from Investment Operations	(1.60)		2.29	1.71	1.40	1.71	0.84		(1.07)

Less Distributions to Shareholders:
From net investment income	(0.15)		(0.26)	(0.27)	(0.19)	(0.17)	(0.12)		(0.02)
From net realized gains	(0.16)		(0.13)	—	—	—	—		(0.39)

Total Distributions to Shareholders	(0.31)		(0.39)	(0.27)	(0.19)	(0.17)	(0.12)		(0.41)

Net Asset Value, End of Period	$13.44		$15.35	$13.45	$12.01	$10.80	$9.26		$8.54
Total return (e)(f)	(10.59	)%(g)	17.25%	14.39%	13.04%	18.50%	9.86	%(g)	(11.50)%

Ratios to Average Net Assets/Supplemental Data:
Net expenses (h)	1.10	%(i)	1.10%	1.10%	1.10%	1.45%	1.49	%(i)	1.40%
Waiver/Reimbursement	0.05	%(i)	0.07%	0.12%	0.18%	0.04%	0.01	%(i)	0.29%
Net investment income (h)	2.72	%(i)	1.85%	1.96%	2.06%	1.64%	1.42	%(i)	0.05%
Portfolio turnover rate	9	%(g)	21%	52%	18%	44%	33	%(g)	65	%(j)
Net assets, end of period (000’s)	$84,471		$100,932	$96,651	$99,148	$100,803	$96,638		$6,578

(a)	On October 13, 2003, Liberty Strategic Equity Fund was renamed Columbia Strategic Equity Fund. On October 27, 2003, Columbia Strategic Equity Fund was renamed Columbia Dividend Income Fund.

(b)	The Fund changed its fiscal year end from October 31 to September 30.

(c)	On November 25, 2002, Galaxy Strategic Equity Fund, Retail A shares were renamed Liberty Strategic Equity Fund, Class T shares.

(d)	Per share data was calculated using the average shares outstanding during the period.

(e)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)	Not annualized.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

(i)	Annualized.

(j)	Portfolio turnover rate excludes securities delivered from processing a redemption-in-kind.

See Accompanying Notes to Financial Statements.

21

Financial Highlights – Columbia Dividend Income Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31, 2008		Year Ended September 30,				Period Ended September 30, 2003 (b)(c)		Year Ended October 31, 2002
Class Z Shares			2007	2006	2005	2004 (a)
Net Asset Value, Beginning of Period	$15.36		$13.45	$12.01	$10.80	$9.26	$8.56		$10.03

Income from Investment Operations:
Net investment income (d)	0.17		0.31	0.28	0.28	0.21	0.15		0.06
Net realized and unrealized gain (loss) on investments	(1.76)		2.04	1.47	1.16	1.53	0.72		(1.07)

Total from Investment Operations	(1.59)		2.35	1.75	1.44	1.74	0.87		(1.01)

Less Distributions to Shareholders:
From net investment income	(0.17)		(0.31)	(0.31)	(0.23)	(0.20)	(0.17)		(0.07)
From net realized gains	(0.16)		(0.13)	—	—	—	—		(0.39)

Total Distributions to Shareholders	(0.33)		(0.44)	(0.31)	(0.23)	(0.20)	(0.17)		(0.46)

Net Asset Value, End of Period	$13.44		$15.36	$13.45	$12.01	$10.80	$9.26		$8.56
Total return (e)(f)	(10.52	)%(g)	17.67%	14.73%	13.38%	18.93%	10.22	%(g)	(11.07)%

Ratios to Average Net Assets/Supplemental Data:
Net expenses (h)	0.80	%(i)	0.80%	0.80%	0.80%	1.10%	1.02	%(i)	0.82%
Waiver/Reimbursement	0.05	%(i)	0.07%	0.12%	0.18%	0.05%	0.02	%(i)	0.24%
Net investment income (h)	3.11	%(i)	2.15%	2.27%	2.37%	1.98%	1.89	%(i)	0.63%
Portfolio turnover rate	9	%(g)	21%	52%	18%	44%	33	%(g)	65	%(j)
Net assets, end of period (000’s)	$734,413		$594,859	$471,876	$358,125	$90,269	$73,276		$19,896

(a)	On October 13, 2003, Liberty Strategic Equity Fund was renamed Columbia Strategic Equity Fund. On October 27, 2003, Columbia Strategic Equity Fund was renamed Columbia Dividend Income Fund.

(b)	The Fund changed its fiscal year end from October 31 to September 30.

(c)	On November 25, 2002, Galaxy Strategic Equity Fund, Trust shares were renamed Liberty Strategic Equity Fund, Class Z shares.

(d)	Per share data was calculated using the average shares outstanding during the period.

(e)	Total return at net asset value assuming all distributions reinvested.

(f)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)	Not annualized.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

(i)	Annualized.

(j)	Portfolio turnover rate excludes securities delivered from processing a redemption-in-kind.

See Accompanying Notes to Financial Statements.

22

Notes to Financial Statements – Columbia Dividend Income Fund

March 31, 2008 (Unaudited)

Note 1. Organization

Columbia Dividend Income Fund (the “Fund”), a series of Columbia Funds Series Trust I (the “Trust”), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Investment Objective

The Fund seeks total return, consisting of current income and capital appreciation.

Fund Shares

The Trust may issue an unlimited number of shares, and the Fund offers six classes of shares: Class A, Class B, Class C, Class R, Class T and Class Z. Class R shares commenced operations on March 28, 2008. Each share class has its own expense structure and sales charges, as applicable.

Class A and Class T shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A and Class T shares purchased without an initial sales charge in accounts aggregating between $1 million and $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (“CDSC”) if the shares are sold within twelve months after purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within twelve months after purchase. Class R and Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class R and Class Z shares, as described in the Fund’s prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Fund’s financial statement disclosures.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC (“Columbia”), the Fund’s investment advisor, has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the

23

Columbia Dividend Income Fund

March 31, 2008 (Unaudited)

counterparty. These risks include possible delays in or restrictions on the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date. Awards from class action litigation are recorded as a reduction of cost if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments and/or realized gains as applicable. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Determination of Class Net Asset Values

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions to shareholders are recorded on ex-date. Net realized capital gains, if any, are distributed at least annually.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust’s organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The tax character of distributions paid during the year ended September 30, 2007 was as follows:

Distributions paid from:
Ordinary Income*	$20,612,627
Long Term Capital Gains	9,399,979

*	For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at March 31, 2008, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$188,834,875
Unrealized depreciation	(76,167,065)
Net unrealized appreciation	$112,667,810

The following capital loss carryforwards, determined as of September 30, 2007, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2008	$1,266,110
2009	60,869,152
2010	17,403,024
2011	1,266,110
2013	990,327
2014	2,808,003

Total	$84,602,726

24

Columbia Dividend Income Fund

March 31, 2008 (Unaudited)

The capital loss carryforwards attributable to the Fund of $84,602,726 remain from the Columbia Dividend Income Fund merger with the Columbia Utilities Fund. The availability of a portion of the remaining capital loss carryforward from the Columbia Utilities Fund may be limited in a given year.

Any capital loss carryforwards acquired as part of a merger that are permanently lost due to provisions under the Internal Revenue Code are included as being expired. Expired capital loss carryforwards are recorded as a reduction of paid in capital.

The Fund adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48, Accounting for Uncertainty in Income Taxes– an Interpretation of FASB Statement No. 109 (“FIN 48”) effective March 31, 2008. FIN 48 requires management to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. FIN 48 was applied to all existing tax positions upon initial adoption. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Fund. As a result of this evaluation, management has concluded that FIN 48 did not have any effect on the Fund’s financial statements and no cumulative effect adjustments were recorded. However, management’s conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation (“BOA”), provides investment advisory services to the Fund. Columbia receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.70%
$500 million to $1 billion	0.65%
$1 billion to $1.5 billion	0.60%
$1.5 billion to $3 billion	0.55%
$3 billion to $6 billion	0.53%
Over $6 billion	0.51%

For the six month period ended March 31, 2008, the Fund’s annualized effective investment advisory fee rate was 0.67% of the Fund’s average daily net assets.

Administration Fee

Columbia provides administrative and other services to the Fund for a monthly administration fee at the annual rate of 0.067% of the Fund’s average daily net assets.

Pricing and Bookkeeping Fees

The Fund has entered into a Financial Reporting Services Agreement (the “Financial Reporting Services Agreement”) with State Street Bank & Trust Company (“State Street”) and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the “State Street Agreements”) with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the “Services Agreement”) with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides

25

Columbia Dividend Income Fund

March 31, 2008 (Unaudited)

oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses. Prior to January 1, 2008, the Fund also reimbursed Columbia for accounting oversight services and services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002.

For the six month period ended March 31, 2008, the amount charged to the Fund by affiliates included on the Statement of Operations under “Pricing and bookkeeping fees” aggregated to $3,106.

Transfer Agent Fee

Columbia Management Services, Inc. (the “Transfer Agent”), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services (“BFDS”) to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to November 1, 2007, the annual rate was $17.00 per open account. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as a part of expense reductions on the Statement of Operations. For the six month period ended March 31, 2008, no minimum account balance fees were charged by the Fund.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the “Distributor”), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund’s shares. For the six month period ended March 31, 2008, the Distributor has retained net underwriting discounts of $155,915 and $3,970 on sales of the Fund’s Class A and Class T shares, respectively. For the same period, the Distributor received net CDSC fees of $114, $26,947 and $1,938 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted Rule 12b-1 plans (the “Plans”) which require the payment of a monthly distribution and service fee to the Distributor based on the average daily net assets of the Fund at the following annual rates:

Distribution Fee
Class A	Class B	Class C	Class R
0.10%	0.75%	0.75%	0.50%

Service Fee
Class A	Class B	Class C
0.25%	0.25%	0.25%

The Fund may pay distribution and service (12b-1) fees at the maximum annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), but will limit such fees to an aggregate of not more than 0.25% for Class A shares during the current fiscal year. For the six month period ended March 31, 2008, the distribution and service fees for Class A shares were 0.00% and 0.25%, respectively, of the Fund’s average daily net assets.

The CDSC and the distribution fees received from the Plans are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Shareholder Services Fees

The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class T shareholders by their financial advisors. The Fund may pay shareholder service fees at the maximum annual rate of 0.50% of the Fund’s average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder

26

Columbia Dividend Income Fund

March 31, 2008 (Unaudited)

liaison services and up to 0.25% for administrative support services) but will limit such fees to an aggregate fee of not more than 0.30% for Class T shares during the current fiscal year. For the six month period ended March 31, 2008, the shareholder service fee was 0.30% of the Fund’s average daily net assets.

Expense Limits and Fee Reimbursements

Columbia has contractually agreed to waive fees and reimburse the Fund for certain expenses through January 31, 2009, so that total expenses (exclusive of distribution and service fees, shareholder service fees, brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, will not exceed 0.80% of the Fund’s average daily net assets. There is no guarantee that this expense limitation will continue after January 31, 2009.

Fees Paid to Officers and Trustees

All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund’s Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Fund’s eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund’s assets.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the six month period ended March 31, 2008, these custody credits reduced total expenses by $3,452 for the Fund.

Note 6. Portfolio Information

For the six month period ended March 31, 2008, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $252,854,480 (of which $25,477,069 were U.S. Government securities) and $94,125,333, respectively.

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are available for short-term liquidity or temporary or emergency purposes. Interest on the committed line of credit is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds. Effective September 17, 2007, interest on the uncommitted line of credit is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. Prior to September 17, 2007, interest on the uncommitted line of credit was charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. State Street charges an annual operations agency fee of $40,000 for the committed line of credit. State Street may charge an annual administration fee of $15,000 for the uncommitted line of credit. State Street waived the administration fee effective September 17, 2007. The commitment fee, the operations agency fee and the administration fee are accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the six month period ended March 31, 2008, the Fund did not borrow under these arrangements.

Note 8. Shares of Beneficial Interest

As of March 31, 2008, the Fund had one shareholder that held 40.1% of the Fund’s shares outstanding. These shares were beneficially owned by participant accounts over which BOA and/or any of its affiliates had either sole or joint investment discretion. Subscription and redemption activity of this account may have a significant effect on the operations of the Fund.

27

Columbia Dividend Income Fund

March 31, 2008 (Unaudited)

As of March 31, 2008, the Fund had one shareholder that held 10.4% of the Fund’s shares outstanding, over which BOA and/or any of its affiliates did not have investment discretion. Subscription and redemption activity of this account may have a significant effect on the operations of the Fund.

Note 9. Securities Lending

The Fund may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, is paid to the Fund. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

Note 10. Significant Risks and Contingencies

Legal Proceedings

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) (“Columbia”) and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the “Distributor”) (collectively, the “Columbia Group”) entered into an Assurance of Discontinuance with the New York Attorney General (“NYAG”) (the “NYAG Settlement”) and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission (“SEC”) (the “SEC Order”) on matters relating to mutual fund trading.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group’s applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above is being distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007. Distributions under the distribution plan began in late June 2007.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the “MDL”). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds

28

Columbia Dividend Income Fund

March 31, 2008 (Unaudited)

that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court’s memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants’ motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 (“ICA”) and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption (“the CDSC Lawsuit”). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

In 2004, the Columbia Funds’ adviser and distributor and certain affiliated entities and individuals were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. Certain Columbia Funds were named as nominal defendants. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and entered final judgment in favor of the defendants. The plaintiffs appealed to the United States Court of Appeals for the First Circuit on December 30, 2005. A stipulation and settlement agreement dated January 19, 2007 was filed in the First Circuit on February 14, 2007, with a joint stipulation of dismissal and motion for remand to obtain district court approval of the settlement. That joint motion was granted and the appeal was dismissed. On March 6, 2007, the case was remanded to the District Court. The settlement, approved by the District Court on September 18, 2007, became effective October 19, 2007. Pursuant to the settlement, the funds’ adviser and/or its affiliates made certain payments, including plaintiffs’ attorneys’ fees and costs of notice to class members.

Note 11. Business Combinations and Mergers

After the close of business on March 28, 2008, Excelsior Equity Income Fund merged into Columbia Dividend Income Fund. Columbia Dividend Income Fund received a tax-free transfer of assets from Excelsior Equity Income Fund as follows:

Shares Issued	Net Assets Received	Unrealized Depreciation[1]
12,606,765	$168,959,491	$(15,594,333)

Net Assets of Columbia Dividend Income Fund Prior to Combination	Net Assets of Excelsior Equity Income Fund Immediately Prior to Combination	Net Assets of Columbia Dividend Income Fund Immediately After Combination
$1,020,836,297	$168,959,491	$1,189,795,788

[1]	Unrealized depreciation is included in the Net Assets Received.

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Board Consideration and Approval of Advisory Agreements

The Advisory Fees and Expenses Committee of the Board of Trustees meets several times annually to review the advisory agreements (collectively, the “Agreements”) of the funds for which the Trustees serve as trustees (each a “fund”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the Funds and Columbia, including the senior manager of each investment area within Columbia. Through the Board’s Investment Oversight Committees, Trustees also meet with selected fund portfolio managers at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia, the funds’ investment adviser, believe to be reasonably necessary for the Trustees to evaluate the Agreements and determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund’s performance benchmarks, (ii) information on each fund’s advisory fees and other expenses, including information comparing the fund’s expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee “breakpoints,” (iii) information about the profitability of the Agreements to Columbia, including potential “fall-out” or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia’s response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia’s financial results and financial condition, (vi) each fund’s investment objective and strategies and the size, education and experience of Columbia’s investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds’ brokerage and the use of “soft” commission dollars to pay for research products and services, (viii) Columbia’s resources devoted to, and its record of compliance with, the funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (ix) Columbia’s response to various legal and regulatory proceedings since 2003 and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds’ independent fee consultant and reviews materials relating to the funds’ relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and request additional materials from Columbia and to consult with the independent fee consultant and independent legal counsel to the Independent Trustees and the independent fee consultant.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2007 meeting, following meetings of the Advisory Fees and Expenses Committee held In July, August, September and October, 2007. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia’s ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their

30

overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party’s methodology for identifying each fund’s peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher expenses. In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund’s Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund’s investment strategy and policies and that the fund was performing within a reasonable range of expectations, given these investment decisions, market conditions and the fund’s investment strategy; (iii) that the fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund’s investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that Columbia proposed to waive advisory fees or cap the expenses of the fund.

[The Trustees noted that, through May 31, 2007, Columbia Dividend Income Fund’s performance was in the first quintile (where the best performance would be in the first quintile) for the one-year period, in the second quintile for the three-year period, and in the fourth quintile for the five-year period, of the peer group selected by an independent third-party data provider for purposes of performance comparisons.]

The Trustees also considered Columbia’s performance and reputation generally, the funds’ performance as a fund family generally, and Columbia’s historical responsiveness to Trustee concerns about performance and Columbia’s willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third-party data provider) of each fund’s advisory fees and total expense levels to those of the fund’s peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund’s advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia’s use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management’s stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

[The Trustees considered that Columbia Dividend Income Fund’s total expenses were in the second quintile and actual management fees were in the third quintile (where the lowest fees and expenses would be in the first quintile) of the peer group selected by an independent third-party data provider for purposes of expense comparisons.]

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The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement(s) pertaining to that fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia’s investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as expense waivers/reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

■

the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

■

the nature, quality, cost and extent of administrative and shareholder services overseen and performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

■

so-called “fall-out benefits” to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds’ securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

■	the draft report provided by the funds’ independent fee consultant, which included information about and analysis of the funds’ fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2008.

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Summary of Management Fee Evaluation by Independent Fee Consultant

EXCERPTS FROM REPORT OF INDEPENDENT FEE CONSULTANT TO THE COLUMBIA ATLANTIC FUNDS

Prepared Pursuant to the February 9, 2005 Assurance of Discontinuance among the Office of Attorney General of New York State, Columbia Management Advisors, Inc., and Columbia Funds Distributor, Inc. October 15, 2007

I. Overview

Columbia Management Advisors, LLC (“CMA”) and Columbia Funds Distributors, Inc.1 (“CMD”) agreed on February 9, 2005 to the New York Attorney General’s Assurance of Discontinuance (“AOD”). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund (“Columbia Fund” and together with all such funds or a group of such funds as the “Columbia Funds”) only if the Independent Members of the Columbia Fund’s Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant (“IFC”) who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the “Atlantic Funds” (together with the other members of that Board, the “Trustees”) retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared the third annual written evaluation of the fee negotiation process. Last year’s report (the “2006 Report”) was completed by my immediate predecessor IFC, John Rea, who has provided invaluable assistance in the preparation of this year’s report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with “managing the process by which proposed management fees…to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms’ length and reasonable and consistent with this Assurance of Discontinuance.” The AOD also provides that CMA “may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees…using…an annual independent written evaluation prepared by or under the direction of…the Independent Fee Consultant.” Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.	The nature and quality of CMA’s services, including the Fund’s performance;

2.	Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.	Possible economies of scale as the Fund grows larger;

4.	Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.	Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.	Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year’s, focuses on the six factors and contains a section for each factor except that CMA’s costs and profits from managing the Funds have been combined into a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years and finally reviews the status of recommendations made in the 2006 Report.

1	CMA and CMD are subsidiaries of Columbia Management Group, LLC (“CMG”), and are the successors to the entities named in the AOD.

2	I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

Unless otherwise stated or required by the context, this report covers only the Atlantic Funds, which are also referred as the “Funds.”

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II. Summary of Findings

A. General

1.	Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.	In my view, the process by which the proposed management fees of the Funds have been negotiated in 2007 thus far has been, to the extent practicable, at arms’ length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.	The performance of the Funds has been relatively strong in recent years. Based upon 1-, 3-, 5-, and 10-year returns, at least half of all the Funds have been in the first and second performance quintiles in each of the four performance periods. Performance for the 3-year period is impressive, with 44 of the 63 Funds, or 70%, in the top two quintiles and only 11 Funds, or 17%, in the fourth and fifth quintiles. Both equity and fixed-income funds have strong performance records.

4.	The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance and fund administration, are critical to the success of the Funds and appear to be of high quality.

5.	Atlantic equity Funds’ overall performance adjusted for risk also was strong. Based upon 3-year returns, 19 of the 24 equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes. Fixed-income Funds tended to take on more risk than comparable funds but many also have achieved relatively strong performance over the 3-year period. Nonetheless, 8 of the Funds have high relative risk and low relative returns.

6.	The industry-standard procedure used by third parties such as Lipper to construct the performance universe in which each Fund’s performance is ranked relative to comparable funds tends to bias a Fund’s ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Atlantic Funds are compared with funds in performance universes that include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees lowers the relative performance for the Funds examined but does not call into question the general finding that the Atlantic Funds’ performance has been strong relative to comparable funds.

C. Management Fees Charged by Other Mutual Fund Companies

7.	The Funds’ management fees and total expenses are generally low relative to those of their peers. Only 19% of the Funds ranked in the two most expensive quintiles for actual management fees, and only 21% in those quintiles for total expenses.

8.	The Columbia Money Market Fund VS has a higher management fee structure than that of other Columbia money market funds of comparable asset size, but its total expenses are comparable to those funds.

D. Trustees’ Fee and Performance Evaluation Process

9.	The Trustees’ evaluation process identified 11 Funds in 2007 for further review based upon their relative performance or expenses or both. CMG provided further information about those funds to assist the Trustees in their evaluation. The Trustees may choose to seek additional information about Atlantic Funds that do not meet the criteria for further review. CMG provided further information about those funds to assist the Trustees in their evaluation. The Trustees may choose to seek additional information about Atlantic Funds that do not meet the criteria for further review.

E. Potential Economies of Scale

10.

CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. CMG has not, however, identified specific sources of economies of scale nor has it provided any estimates of the magnitude of any economies of scale. In the memo, CMG also describes

34

measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation.

F. Management Fees Charged to Institutional Clients

11.	CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, institutional fees are generally lower than the Funds’ management fees. However, because the services provided and risks borne by the manager are more extensive for mutual funds compared to institutional accounts, the differences are of limited value in assisting the Trustees in their review of the reasonableness of the Funds’ management fees.

G. Revenues, Expenses, and Profits

12.	The activity-based cost allocation methodology (“ABC”) employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. For comparison, CMG also has allocated costs by assets, demonstrating that the choice of allocation method can have a substantial effect on fund profitability. Notwithstanding the limitations of any effort to allocate costs to a particular fund, we believe that the ABC method represented a better approximation of CMG’s costs incurred in providing services to the Funds than did asset-based allocation.

13.	The materials provided on CMG’s revenues and expenses with respect to the Funds and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

14.	In 2006, CMG’s complex-wide pre-tax margins on the Atlantic Funds were below industry medians, based on limited data available for publicly held mutual fund managers. However, as is to be expected in a complex comprising 70 funds in the past year, some Atlantic Funds have higher pre-tax profit margins, when calculated solely with respect to management revenues and expenses, while other Atlantic Funds operate at a loss. There appeared to be some relationship between fund size and profitability, with smaller funds generally operating at a loss.

15.	CMG shares a fixed percentage of its management fee revenues with an affiliate, the Private Bank of Bank of America (“PB” or “Private Bank”), to compensate the PB for services it performs with respect to Atlantic Fund assets held for the benefit of PB customers. In 2006, these payments totaled $23.2 million. Based on our analysis of the services provided by the PB, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)	Risk-adjusted performance. CMG should provide the Trustees with quantitative information about the risk of each equity and fixed-income Fund in a format that allows the risk and return of each Fund to be evaluated simultaneously. As part of that effort, CMG should develop reliable risk metrics for balanced and money market funds and should explain why the fixed-income portfolio team prefers using gross, rather than net, return for these purposes. The format we developed with CMG represents one possible presentation of such information.

2)	Profitability data. CMG should present to the Trustees each year the profitability of each Fund, each investment style and each complex (of which Atlantic is one) calculated as follows:

a.	Management-only profitability should be calculated without reference to any Private Bank expense.

b.	Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.	Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG’s profit margin including distribution.

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3)	Potential economies of scale. CMG should provide the Trustees with an analysis of potential economies of scale that considers the sources and magnitude of any economies of scale as CMG’s mutual fund assets under management increase. CMG may consider using the framework suggested for the analysis or any other suitable framework, including an analysis that focuses on complex-wide economies of scale, that addresses the relevant concerns.

4)	Criteria for review. The Trustees may wish to consider modifying the criteria for classifying a fund as a “Review Fund” to include risk and profitability metrics and should feel free to request additional information and explanation from CMG with respect to any Atlantic Fund whether or not it qualifies as a “Review Fund.”

5)	Competitive breakpoint analysis. As part of the annual fee evaluation process, the breakpoints of a select group of Atlantic Funds (which would differ each year) should be compared to those of industry rivals to ensure that the Funds’ breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Atlantic Fund each year would not be an efficient use of Trustee and CMG resources.

6)	Ensuring consistent methodology used by Lipper, Morningstar, and iMoneyNet to construct performance and expense universes and groups. CMG should work with Lipper, Morningstar, and iMoneyNet to make sure that the all three data vendors apply similar techniques and standards in constructing performance universes and collecting data, if possible. If not, CMG should clearly explain to the Trustees the differences in methodology and the effect such differences may have on rankings. In addition, CMG should ensure that it applies the same ranking methodology to all funds, including those for which Morningstar and iMoneyNet provide the underlying data.

7)	Uniformity of universes across reporting periods. CMA, based on consultations with its CIO’s, has substituted vendors for purposes of universe construction, e.g. Morningstar for Lipper for certain equity funds and iMoneynet for Lipper for money market funds. However, the new universes are not used for all performance periods and have not been used to recalculate last year’s performance and expense figures. Therefore, it is difficult to draw useful conclusions from changes in rankings from last year to this year or from short-term to longer-term performance periods. CMA, when it changes data providers, should use both the current and former data sources in the changeover so that the Trustees can understand how the change in vendors may affect performance and expense rankings.

8)	Filtering all universes. The Lipper volumes presented to the Trustees, consistent with industry practice, compare the performance of a Fund to all other funds in its performance universe. Lipper regards for this purpose each class of shares of a fund as a separate fund. This means that the performance of a Columbia Fund A share (with a 25 basis point 12b-1 fee) or Z share (with no 12b-1 fee) is compared to many classes of competitive funds with higher distribution fees, such as deferred-sales-charge B shares and level-load C shares. Including share classes with higher fees than the Columbia Fund share class may make the Columbia Fund’s performance look better compared to its peers. The difference can be meaningful. Therefore, we recommend that, in addition to the standard Lipper universe presentation, Funds in the third and fourth quintiles should be ranked in a universe limited to the share class per competitive fund whose distribution pricing most closely matches the relevant Fund. Further, in all rankings, we suggest that use of an Atlantic Fund Z share be limited to performance periods prior to the issuance of that fund’s A shares.

9)

Management fee disparities. Several disparities have existed between the management fees of comparable Atlantic and Nations Funds. To eliminate the disparity between the expenses of the Atlantic state intermediate municipal bond funds and those of comparable funds overseen by the Nations Board, CMG has proposed expense caps for the Atlantic funds. Furthermore, CMG’s proposed expense cap for the Core Bond Fund would produce a significant gap between its management fee and those of two comparable Atlantic Funds. To enable the Trustees to identify such disparities in the future, CMG should provide the Trustees with a table that shows management fees of Atlantic Funds and those of comparable Nations and Acorn Funds. CMG should also provide an explanation for any significant fee differences among comparable funds across fund families managed by CMA. Finally, whenever CMG proposes a management fee change or an expense

36

cap for any mutual fund managed by CMA that is comparable to any Atlantic Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Atlantic Fund or Funds.

10)	Reduction of volume of documents submitted. As the Trustees have noted, the tendency in the fee evaluation process is for the volume of material prepared for their consideration to increase each year as the participants in the process suggest additional data or presentations of data. However, some of the data may no longer be useful, or its usefulness may be outweighed by the burden of reviewing it. For example, we do not believe that offering two variations of cost allocation by assets is useful. We also question whether profitability data need to be divided by distribution channel, e.g. retail vs. variable annuity. We also note that some material, especially related to complex-wide profitability, appears multiple times in the 15(c) materials.

IV. Status of 2006 Recommendations

The 2006 IFC evaluation contains recommendations aimed at enhancing the evaluation of proposed management fees by Trustees. The section summarizes those recommendations and their results.

1.	Recommendation: Trustees may wish to consider incorporating risk-adjusted measures in their evaluation of performance. CMG has begun to prepare reports for the Trustees with risk adjustments, which could form the basis for formally including the measures in the 15(c) materials. To this end, Trustees may wish to have CMG prepare documents explaining risk adjustments and describing their advantages and disadvantages.

Status: Grids providing both performance and risk rankings for equity and fixed-income funds were prepared by CMG as part of the 2007 15(c) process.

2.	Recommendation: Trustees may wish to consider having CMG evaluate the sensitivity of performance rankings to the design of the universe. The preliminary analysis contained in the evaluation suggests that the method employed by Lipper, the source of performance rankings used by the Trustees, may bias performance rankings upward.

Status: At our request, CMG prepared universes limited to one class of shares per competitive fund for selected funds.

3.	Recommendation: Trustees may wish to consider having CMG extend its analysis of economies of scale by examining the sources of such economies, if any. Identification of the sources may enable the Trustees and CMG to gauge their magnitude. It also may enable the Trustees and CMG to build upon past work on standardized fee schedules so that the schedules themselves are consistent with any economies of scale and their sources. Finally, an extension of the analysis may enable the Trustees and CMG to develop a framework that coordinates the use of fee waivers and expense caps with the standard fee schedules and with any economies of scale and their sources.

Status: CMG questions the usefulness of such an exercise due to the many variables that can have an effect on costs and revenues as assets increase. We continue to believe that such an exercise would be helpful to the Trustees.

4.	Recommendation: Trustees may wish to consider encouraging CMG to build further upon its expanded analysis of institutional fees by refining the matching of institutional accounts with mutual funds, by dating the establishment of each institutional account, and by incorporating other accounts, such as subadvisory relationships, trusts, offshore funds, and separately managed accounts into the analysis.

Status: CMG dated many of the institutional accounts but was not able to determine the date of establishment for all accounts. CMG also provided data on other types of institutional accounts.

5.	Recommendation: Trustees may wish to consider requesting that CMG expand the reporting of revenues and expenses to include more line-item detail for management and administration, transfer agency, fund accounting, and distribution.

Status: We continue to believe that such a statement would help the Trustees understand CMG’s business better and place the fund-by-fund profitability reports in context.

6.	Recommendation: Trustees may wish to consider requesting that CMG provide a statement of its operations in the 15(c) materials.

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Status: CMG provided various summary statements of operations.

7.	Recommendation: Trustees may wish to consider the treatment of the revenue sharing with PB in their review of CMG’s profitability.

Status: CMG provided a substantial amount of information reflecting adjustment for Private Bank expenses. We believe that all Private Bank expenses should be backed out of management-only profitability analyses, no Private Bank expenses should be excluded from profitability analyses including distribution and only those PB revenue sharing payments in excess of 11 basis points should be excluded from profitability analyses that do not take distribution into account.

Respectfully submitted,

Steven E. Asher

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Important Information About This Report

Columbia Dividend Income Fund

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Dividend Income Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund’s voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund’s website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Investors should carefully consider the investment objectives, risks, charges and expenses of any Columbia fund before investing. Contact your Columbia Management representative for a prospectus, which contains this and other important information about a fund. Read it carefully before investing.

Columbia Management Group, LLC (“Columbia Management”) is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Transfer Agent

Columbia Management Services, Inc.

P.O. Box 8081

Boston, MA 02266-8081

1-800-345-6611

Distributor

Columbia Management

Distributors, Inc.

One Financial Center

Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC

100 Federal Street

Boston, MA 02110

41

Columbia Dividend Income Fund

Semiannual Report, March 31, 2008

©2008 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800.345.6611 www.columbiafunds.com

SHC-44/152741-0308 (05/08) 08/55879

Semiannual Report

March 31, 2008

Columbia Liberty Fund

NOT FDIC INSURED	May Lose Value
NOT BANK ISSUED	No Bank Guarantee

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

President’s Message – Columbia Liberty Fund

Dear Shareholder:

We are pleased to provide this financial report for your Columbia Fund. This document provides information that can help support your investment decision-making. It’s been a challenging year for the financial markets, particularly as concerns over a weaker housing market and economic uncertainty make the news headlines daily. For a sense of how Columbia Management’s investment professionals have responded to these issues, I encourage you to read the portfolio manager’s summary on the following page. I believe this discussion reflects Columbia Management’s investment management expertise as well as its commitment to market research and consistent investment performance.

We understand that many factors drove your decision to invest in Columbia funds. Columbia Management’s commitment is to honor that decision by providing investment solutions designed to exceed expectations. As we review the past six months and look forward to those ahead, we hope you will consider how we might support your investment needs beyond the services we provide currently. Some of the many advantages we bring to the table as the Fund’s investment manager include:

■	Broad and deep investment expertise, including dedicated portfolio management, research and trading

■	Strategically positioned investment disciplines and processes

■	Comprehensive compliance and risk management

■	A team-driven culture that draws upon multiple sources to pursue consistent and superior performance

■	A comprehensive array of investment solutions, including equity, fixed-income and cash strategies

Working for you, and with you

Team approach — Rather than rely on the talent or judgment of one individual, Columbia Management takes a team-oriented approach to investing. We draw from the diverse experiences and insights of our people — including portfolio managers, research analysts and traders — to bring multiple investment perspectives and deep expertise to all of our investment management activities.

Client focus — At Columbia Management, our philosophy and culture are anchored in focused solutions and personal service. We are committed to putting our clients’ interests first and we understand the premium our clients place on reliability — whether it’s related to service, investment performance or risk management. Columbia Management is committed to maintaining high standards of reliability on all counts.

While our asset management capabilities are multifaceted and our investment professionals are multitalented, ultimately, everything we do at Columbia Management has a single purpose: to help investors pursue their most important financial goals. We are honored that you’ve chosen to invest with us and look forward to providing the investment solutions and services necessary to sustain a lasting relationship.

Sincerely,

Christopher L. Wilson

President, Columbia Funds

Fund Profile – Columbia Liberty Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

6-month (cumulative) return as of 03/31/08

–7.30% Class A shares (without sales charge)

–12.46% S&P 500 Index

+5.23% Lehman Brothers U.S. Aggregate Bond Index

Summary

■

For the six-month period that ended March 31, 2008, the fund’s class A shares returned negative 7.30% without sales charge. The 60/40 blended return of the fund’s two benchmarks, the S&P 500 Index and the Lehman Brothers U.S. Aggregate Bond Index, was negative 5.64%. The individual benchmarks returned negative 12.46% and 5.23%, respectively.[1] The fund held up better than the average fund in its peer group, the Lipper Mixed Asset Target Allocation Growth Classification, which returned negative 8.26%.[2]

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The fund’s emphasis on stocks hampered performance as domestic and international stock markets declined across the board. Within the equity portion of the portfolio, the fund was nearly equally weighted in growth and value at each capitalization range, but a slight bias toward growth aided performance. International stocks also detracted from the fund’s return. One third of the fund’s assets were invested in investment grade bonds, which produced a modest but positive return.

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The U.S. economy faces prospects of a recession as housing, high energy prices and tighter lending standards restrain economic growth. Consumer spending, which accounts for more than two-thirds of the U.S. economy, is forecasted to grow at a slower pace in 2008 as households feel the drag of high energy prices, a softer labor market and decreased home equity. Investment spending could slow as well if residential construction remains weak and profit growth decelerates. However, if exports and government spending hold up, a recession might be avoided.

Against this backdrop, we believe that it’s important for shareholders to keep a long-term focus on their goals. Although the crises in the mortgage and credit markets that have plagued the U.S. stock market over the past year are unsettling, stocks have weathered many such storms in the past. Columbia Liberty Fund provides broadly diversified exposure to the U.S. and foreign stock markets and the U.S. bond market. Diversification, coupled with short-term reserves, may help shield a portfolio from the market’s occasional downturns while providing exposure to segments of the market that historically have demonstrated their long-term potential for growth. Please remember, diversification does not ensure a profit or guarantee against loss.

Portfolio Management

Vikram J. Kuriyan, PhD has co-managed the fund since August 2005 and has been with the advisor or its predecessors or affiliate organizations since 2000.

Karen A. Wurdack, PhD has co-managed the fund since August 2005 and has been with the advisor or its predecessors or affiliate organizations since 1993.

Colin Moore has co-managed the fund since February 2008 and has been with the advisor or its predecessors or affiliate organizations since 2002.

[1]

The Standard & Poor’s (S&P) 500 Index tracks the performance of 500 widely held, large capitalization U.S. stocks. The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this fund may differ from those presented for other Columbia Funds.

Equity securities are subject to stock market fluctuations that occur in response to economic and business developments.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yields and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

International investing may involve certain risks, including currency fluctuations, risks associated with possible differences in financial accounting standards and other monetary and political risks. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

1

Performance Information – Columbia Liberty Fund

Annual Operating expense ratio (%)*

Class A	1.04
Class B	1.79
Class C	1.79
Class Z	0.80

*	The annual operating expense ratio is as stated in the fund’s prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

Net asset value per share

as of 03/31/08 ($)
Class A	7.97
Class B	8.00
Class C	7.98
Class Z	8.55

Distributions declared per share

10/01/07 – 03/31/08 ($)
Class A	1.04
Class B	0.95
Class C	0.95
Class Z	1.07

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 04/01/98 – 03/31/08 ($)
Sales charge	without	with
Class A	13,564	12,784
Class B	12,580	12,580
Class C	12,568	12,568
Class Z	14,480	n/a
The table above shows the growth in value of a hypothetical $10,000 investment in each share class of Columbia Liberty Fund during the stated time period and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Average annual total return as of 03/31/08 (%)

Share class	A		B		C		Z
Inception	04/30/82		05/05/92		08/01/97		07/31/95
Sales charge	without	with	without	with	without	with	without
6-month (cumulative)	–7.30	–12.63	–7.73	–11.89	–7.64	–8.48	–7.27
1-year	–0.48	–6.20	–1.30	–5.72	–1.30	–2.18	–0.28
5-year	9.39	8.10	8.56	8.27	8.59	8.59	9.66
10-year	3.10	2.49	2.32	2.32	2.31	2.31	3.77

The “with sales charge” returns include the maximum initial sales charge of 5.75% for Class A shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursement of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

2

Understanding Your Expenses – Columbia Liberty Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee.

This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

10/01/07 – 03/31/08

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	927.00	1,019.70	5.11	5.35	1.06
Class B	1,000.00	1,000.00	922.70	1,015.95	8.70	9.12	1.81
Class C	1,000.00	1,000.00	923.60	1,015.95	8.70	9.12	1.81
Class Z	1,000.00	1,000.00	927.30	1,020.90	3.95	4.14	0.82

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 366.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

3

Investment Portfolio – Columbia Liberty Fund

March 31, 2008 (Unaudited)

Common Stocks – 60.9%

		Shares	Value ($)
Consumer Discretionary – 5.9%
Automobiles – 0.4%	General Motors Corp.	14,600	278,130
	Suzuki Motor Corp.	30,200	764,580
	Toyota Motor Corp.	22,700	1,144,009

	Automobiles Total		2,186,719

Hotels, Restaurants & Leisure – 0.8%	Burger King Holdings, Inc.	19,700	544,902
	Carnival Corp. (a)	28,800	1,165,824
	Hotel Leela Venture Ltd.	343,270	345,482
	International Game Technology, Inc.	17,200	691,612
	McDonald’s Corp.	22,006	1,227,275

	Hotels, Restaurants & Leisure Total		3,975,095

Household Durables – 0.7%	Makita Corp.	46,500	1,464,804
	Sony Corp., ADR	49,600	1,987,472

	Household Durables Total		3,452,276

Internet & Catalog Retail – 0.1%	Amazon.com, Inc. (b)	7,600	541,880

	Internet & Catalog Retail Total		541,880

Media – 1.0%	Comcast Corp., Class A (a)	67,000	1,295,780
	DIRECTV Group, Inc. (b)	25,700	637,103
	Focus Media Holding Ltd., ADR (b)	22,200	780,330
	Viacom, Inc., Class B (b)	45,400	1,798,748
	WPP Group PLC	71,500	852,676

	Media Total		5,364,637

Multiline Retail – 0.7%	J.C. Penney Co., Inc.	31,100	1,172,781
	Macy’s, Inc.	61,700	1,422,802
	Nordstrom, Inc. (a)	27,200	886,720

	Multiline Retail Total		3,482,303

Specialty Retail – 1.3%	Abercrombie & Fitch Co., Class A	6,100	446,154
	Best Buy Co., Inc.	20,600	854,076
	Esprit Holdings Ltd.	64,200	769,777
	GameStop Corp., Class A (b)	12,600	651,546
	Home Depot, Inc.	52,900	1,479,613
	Lowe’s Companies, Inc.	28,200	646,908
	OfficeMax, Inc. (a)	28,700	549,318
	Urban Outfitters, Inc. (a)(b)	34,800	1,090,980

	Specialty Retail Total		6,488,372

Textiles, Apparel & Luxury Goods – 0.9%	Adidas AG	14,525	966,324
	Compagnie Financiere Richemont AG	18,800	1,055,747
	NIKE, Inc., Class B	18,500	1,258,000
	V.F. Corp.	15,300	1,185,903

	Textiles, Apparel & Luxury Goods Total		4,465,974

Consumer Discretionary Total			29,957,256

See Accompanying Notes to Financial Statements.

4

Columbia Liberty Fund

March 31, 2008 (Unaudited)

Common Stocks (continued)

		Shares	Value ($)
Consumer Staples – 5.8%
Beverages – 1.0%	Diageo PLC, ADR	16,126	1,311,367
	Molson Coors Brewing Co., Class B	18,100	951,517
	PepsiCo, Inc.	40,700	2,938,540

	Beverages Total		5,201,424

Food & Staples Retailing – 0.9%	Sysco Corp. (a)	41,800	1,213,036
	Wal-Mart Stores, Inc.	65,900	3,471,612

	Food & Staples Retailing Total		4,684,648

Food Products – 0.9%	ConAgra Foods, Inc.	82,500	1,975,875
	H.J. Heinz Co.	21,800	1,023,946
	Smithfield Foods, Inc. (a)(b)	25,100	646,576
	Tyson Foods, Inc., Class A	39,600	631,620

	Food Products Total		4,278,017

Household Products – 0.6%	Colgate-Palmolive Co.	26,300	2,049,033
	Reckitt Benckiser Group PLC	19,107	1,058,238

	Household Products Total		3,107,271

Personal Products – 0.6%	Avon Products, Inc.	78,900	3,119,706

	Personal Products Total		3,119,706

Tobacco – 1.8%	Altria Group, Inc.	70,954	1,575,179
	Loews Corp. – Carolina Group	50,300	3,649,265
	Philip Morris International, Inc. (b)	70,954	3,588,853

	Tobacco Total		8,813,297

Consumer Staples Total			29,204,363

Energy – 6.7%
Energy Equipment & Services – 2.2%	Exterran Holdings, Inc. (a)(b)	7,900	509,866
	Halliburton Co.	75,034	2,951,087
	Nabors Industries Ltd. (b)	49,600	1,674,992
	Saipem SpA	19,650	794,554
	Schlumberger Ltd.	15,600	1,357,200
	Transocean, Inc. (b)	12,841	1,736,103
	Weatherford International Ltd. (b)	24,000	1,739,280

	Energy Equipment & Services Total		10,763,082

Oil, Gas & Consumable Fuels – 4.5%	ConocoPhillips	35,227	2,684,650
	CONSOL Energy, Inc.	16,600	1,148,554
	Devon Energy Corp.	8,800	918,104
	Exxon Mobil Corp.	77,502	6,555,119
	Hess Corp. (c)	30,200	2,663,036
	Newfield Exploration Co. (a)(b)	23,800	1,257,830
	Occidental Petroleum Corp.	48,300	3,534,111
	Southwestern Energy Co. (a)(b)	25,800	869,202
	Total SA	17,950	1,334,743
	Valero Energy Corp.	17,100	839,781
	XTO Energy, Inc.	16,650	1,029,969

	Oil, Gas & Consumable Fuels Total		22,835,099

Energy Total			33,598,181

See Accompanying Notes to Financial Statements.

5

Columbia Liberty Fund

March 31, 2008 (Unaudited)

Common Stocks (continued)

		Shares	Value ($)
Financials – 9.8%
Capital Markets – 1.5%	Goldman Sachs Group, Inc.	20,300	3,357,417
	Lazard Ltd., Class A (a)	15,900	607,380
	Merrill Lynch & Co., Inc.	22,900	932,946
	Morgan Stanley	18,200	831,740
	State Street Corp.	12,500	987,500
	TD Ameritrade Holding Corp. (b)	52,300	863,473

	Capital Markets Total		7,580,456

Commercial Banks – 3.0%	Banco Santander SA	65,025	1,295,546
	BNP Paribas	10,400	1,050,971
	Marshall & Ilsley Corp. (a)	32,479	753,513
	National Bank of Greece SA	25,450	1,351,199
	PNC Financial Services Group, Inc. (a)	23,629	1,549,353
	Raiffeisen International Bank Holding AG	10,875	1,488,631
	Swedbank AB, Class A	32,100	900,889
	U.S. Bancorp (a)	92,313	2,987,249
	Wachovia Corp.	26,269	709,263
	Wells Fargo & Co.	111,596	3,247,444

	Commercial Banks Total		15,334,058

Diversified Financial Services – 1.7%	Citigroup, Inc.	59,939	1,283,893
	CME Group, Inc.	1,900	891,290
	JPMorgan Chase & Co.	129,728	5,571,818
	Nasdaq OMX Group (b)	15,600	603,096

	Diversified Financial Services Total		8,350,097

Insurance – 2.2%	ACE Ltd.	47,400	2,609,844
	American International Group, Inc.	28,577	1,235,955
	Aon Corp.	26,800	1,077,360
	Assurant, Inc.	14,100	858,126
	Hartford Financial Services Group, Inc.	17,110	1,296,425
	Loews Corp.	42,300	1,701,306
	Prudential Financial, Inc.	15,600	1,220,700
	Prudential PLC	68,550	905,177

	Insurance Total		10,904,893

Real Estate Investment Trusts (REITs) – 0.6%	General Growth Properties, Inc. (a)	25,600	977,152
	Plum Creek Timber Co., Inc. (a)	30,300	1,233,210
	Rayonier, Inc.	23,400	1,016,496

	Real Estate Investment Trusts (REITs) Total		3,226,858

Real Estate Management & Development – 0.2%	Mitsubishi Estate Co., Ltd.	36,000	876,711

	Real Estate Management & Development Total		876,711

Thrifts & Mortgage Finance – 0.6%	Fannie Mae	26,500	697,480
	Federal Home Loan Mortgage Corp.	30,300	767,196
	Housing Development Finance Corp., Ltd.	26,525	1,578,153

	Thrifts & Mortgage Finance Total		3,042,829

Financials Total			49,315,902

See Accompanying Notes to Financial Statements.

6

Columbia Liberty Fund

March 31, 2008 (Unaudited)

Common Stocks (continued)

		Shares	Value ($)
Health Care – 6.6%
Biotechnology – 0.9%	BioMarin Pharmaceuticals, Inc. (a)(b)	25,700	909,009
	Genentech, Inc. (b)	14,500	1,177,110
	Genzyme Corp. (b)	15,100	1,125,554
	Gilead Sciences, Inc. (b)	26,300	1,355,239

	Biotechnology Total		4,566,912

Health Care Equipment & Supplies – 1.1%	Baxter International, Inc.	34,500	1,994,790
	Covidien Ltd. (a)	32,700	1,446,975
	Hologic, Inc. (b)	11,707	650,909
	Zimmer Holdings, Inc. (b)	22,100	1,720,706

	Health Care Equipment & Supplies Total		5,813,380

Health Care Providers & Services – 1.0%	CIGNA Corp.	26,197	1,062,812
	Coventry Health Care, Inc. (b)	19,400	782,790
	Express Scripts, Inc. (b)	29,400	1,891,008
	McKesson Corp.	13,200	691,284
	Medco Health Solutions, Inc. (b)	14,900	652,471

	Health Care Providers & Services Total		5,080,365

Life Sciences Tools & Services – 1.2%	Covance, Inc. (b)	7,800	647,166
	Qiagen N.V. (b)	58,350	1,207,516
	Thermo Fisher Scientific, Inc. (b)	57,080	3,244,427
	Waters Corp. (b)	15,700	874,490

	Life Sciences Tools & Services Total		5,973,599

Pharmaceuticals – 2.4%	Allergan, Inc.	16,800	947,352
	Johnson & Johnson	79,800	5,176,626
	Merck & Co., Inc.	67,700	2,569,215
	Novartis AG, Registered Shares	17,500	897,384
	Roche Holding AG, Genusschein Shares	6,075	1,143,851
	Schering-Plough Corp.	30,700	442,387
	Teva Pharmaceutical Industries Ltd., ADR	18,900	872,991

	Pharmaceuticals Total		12,049,806

Health Care Total			33,484,062

Industrials – 8.7%
Aerospace & Defense – 2.2%	Boeing Co.	8,700	647,019
	Goodrich Corp.	32,900	1,892,079
	Honeywell International, Inc.	33,500	1,890,070
	L-3 Communications Holdings, Inc. (a)	10,550	1,153,537
	Raytheon Co.	23,900	1,544,179
	Rolls-Royce Group PLC (b)	71,414	571,081
	Rolls-Royce Group PLC, Class B (b)(d)	6,398,694	12,699
	United Technologies Corp.	52,616	3,621,033

	Aerospace & Defense Total		11,331,697

Commercial Services & Supplies – 0.2%	Dun & Bradstreet Corp.	11,700	952,146

	Commercial Services & Supplies Total		952,146

See Accompanying Notes to Financial Statements.

7

Columbia Liberty Fund

March 31, 2008 (Unaudited)

Common Stocks (continued)

		Shares	Value ($)
Industrials (continued)
Construction & Engineering – 0.7%	FLSmidth & Co. A/S	16,800	1,666,338
	Midas Holdings Ltd.	1,020,000	747,644
	Quanta Services, Inc. (a)(b)	40,600	940,702

	Construction & Engineering Total		3,354,684

Electrical Equipment – 1.1%	ABB Ltd., ADR	36,684	987,533
	Alstom	3,580	777,676
	Bharat Heavy Electricals Ltd.	13,925	708,624
	Dongfang Electrical Machinery Co., Ltd., Class H	284,000	1,148,196
	Vestas Wind Systems A/S (b)	18,650	2,040,927

	Electrical Equipment Total		5,662,956

Industrial Conglomerates – 2.2%	General Electric Co.	203,540	7,533,015
	McDermott International, Inc. (b)	41,400	2,269,548
	Siemens AG, Registered Shares	11,575	1,256,155

	Industrial Conglomerates Total		11,058,718

Machinery – 1.2%	Eaton Corp.	26,900	2,143,123
	Jain Irrigation Systems Ltd.	40,000	601,164
	Joy Global, Inc.	23,800	1,550,808
	Mitsubishi Heavy Industries, Ltd.	233,000	1,013,981
	Parker Hannifin Corp.	15,000	1,039,050

	Machinery Total		6,348,126

Road & Rail – 0.7%	Central Japan Railway Co.	125	1,301,623
	Landstar System, Inc.	19,300	1,006,688
	Union Pacific Corp. (a)	9,500	1,191,110

	Road & Rail Total		3,499,421

Trading Companies & Distributors – 0.4%	Mitsui & Co. Ltd.	90,000	1,863,275

	Trading Companies & Distributors Total		1,863,275

Industrials Total			44,071,023

Information Technology – 9.8%
Communications Equipment – 1.5%	Cisco Systems, Inc. (b)	137,135	3,303,582
	Corning, Inc.	78,600	1,889,544
	Nokia Oyj, ADR	23,800	757,554
	QUALCOMM, Inc.	46,600	1,910,600

	Communications Equipment Total		7,861,280

Computers & Peripherals – 2.6%	Apple, Inc. (b)	16,600	2,382,100
	EMC Corp. (b)	165,400	2,371,836
	Hewlett-Packard Co.	130,300	5,949,498
	International Business Machines Corp.	19,300	2,222,202

	Computers & Peripherals Total		12,925,636

Electronic Equipment & Instruments – 0.4%	Agilent Technologies, Inc. (b)	36,300	1,082,829
	AU Optronics Corp., ADR	50,146	862,010

	Electronic Equipment & Instruments Total		1,944,839

See Accompanying Notes to Financial Statements.

8

Columbia Liberty Fund

March 31, 2008 (Unaudited)

Common Stocks (continued)

		Shares	Value ($)
Information Technology (continued)
Internet Software & Services – 0.8%	Akamai Technologies, Inc. (b)	37,100	1,044,736
	eBay, Inc. (b)	31,600	942,944
	Google, Inc., Class A (b)	4,316	1,901,069

	Internet Software & Services Total		3,888,749

IT Services – 0.4%	Mastercard, Inc., Class A	4,500	1,003,455
	Visa, Inc. (a)(b)	15,059	939,079

	IT Services Total		1,942,534

Semiconductors & Semiconductor Equipment – 1.8%	Applied Materials, Inc. (a)	87,400	1,705,174
	Intel Corp.	127,300	2,696,214
	Intersil Corp., Class A	32,900	844,543
	Lam Research Corp. (a)(b)	17,400	665,028
	National Semiconductor Corp.	67,900	1,243,928
	NVIDIA Corp. (b)	21,300	421,527
	Texas Instruments, Inc. (a)	23,200	655,864
	Tokyo Electron Ltd.	14,000	866,207

	Semiconductors & Semiconductor Equipment Total		9,098,485

Software – 2.3%	BMC Software, Inc. (a)(b)	20,000	650,400
	Electronic Arts, Inc. (b)	44,100	2,201,472
	Microsoft Corp.	131,075	3,719,908
	Nintendo Co., Ltd.	2,900	1,502,306
	Oracle Corp. (b)	120,000	2,347,200
	Salesforce.com, Inc. (a)(b)	19,300	1,116,891

	Software Total		11,538,177

Information Technology Total			49,199,700

Materials – 2.8%
Chemicals – 1.6%	E.I. Du Pont de Nemours & Co.	15,000	701,400
	Linde AG	12,150	1,717,466
	Monsanto Co.	8,164	910,286
	Potash Corp. of Saskatchewan, Inc.	5,300	822,613
	Praxair, Inc.	18,600	1,566,678
	Sumitomo Chemical Co., Ltd.	167,000	1,072,629
	Umicore	23,500	1,225,816

	Chemicals Total		8,016,888

Metals & Mining – 0.9%	Alcoa, Inc.	37,800	1,363,068
	Allegheny Technologies, Inc. (a)	4,400	313,984
	Freeport-McMoRan Copper & Gold, Inc.	24,700	2,376,634
	Nucor Corp.	11,700	792,558

	Metals & Mining Total		4,846,244

Paper & Forest Products – 0.3%	Weyerhaeuser Co. (a)	21,200	1,378,848

	Paper & Forest Products Total		1,378,848

Materials Total			14,241,980

See Accompanying Notes to Financial Statements.

9

Columbia Liberty Fund

March 31, 2008 (Unaudited)

Common Stocks (continued)

		Shares	Value ($)
Telecommunication Services – 2.0%
Diversified Telecommunication Services – 1.5%	AT&T, Inc.	145,115	5,557,904
	Time Warner Telecom, Inc., Class A (b)	42,726	661,826
	Verizon Communications, Inc.	39,402	1,436,203

	Diversified Telecommunication Services Total		7,655,933

Wireless Telecommunication Services – 0.5%	American Tower Corp., Class A (b)	31,700	1,242,957
	Vodafone Group PLC	425,750	1,274,847

	Wireless Telecommunication Services Total		2,517,804

Telecommunication Services Total			10,173,737

Utilities – 2.8%
Electric Utilities – 1.8%	Electricite de France	10,100	878,642
	Entergy Corp.	24,078	2,626,428
	Exelon Corp.	18,500	1,503,495
	Fortum Oyj	49,525	2,017,711
	FPL Group, Inc.	25,400	1,593,596
	PPL Corp.	14,500	665,840

	Electric Utilities Total		9,285,712

Multi-Utilities – 0.9%	PG&E Corp.	24,548	903,857
	Public Service Enterprise Group, Inc.	34,746	1,396,442
	Suez SA	30,250	1,987,433

	Multi-Utilities Total		4,287,732

Water Utilities – 0.1%	Epure International Ltd. (b)	1,533,000	592,955

	Water Utilities Total		592,955

Utilities Total			14,166,399
	Total Common Stocks (Cost of $285,154,794)		307,412,603

		Par ($)
Mortgage-Backed Securities – 12.2%
Federal Home Loan Mortgage Corp.	5.000% 06/01/37	3,120,465	3,092,738
	5.500% 01/01/21	1,486,004	1,519,567
	5.500% 07/01/21	3,276,257	3,347,284
	5.500% 12/01/37	2,642,224	2,670,635
	6.000% 02/01/09	119,364	120,570
	6.500% 07/01/14	36,193	37,973
	6.500% 12/01/14	37,827	39,688
	6.500% 06/01/29	36,129	37,859
	6.500% 01/01/30	81,050	84,932
	6.500% 08/01/36	1,923,464	1,996,992
	6.500% 11/01/37	1,603,634	1,664,962
	7.000% 11/01/29	45,227	48,050
	7.000% 01/01/30	11,297	12,003
	8.000% 07/01/20	27,131	29,024
	TBA,
	5.000% 04/01/38 (d)	1,700,000	1,683,000

See Accompanying Notes to Financial Statements.

10

Columbia Liberty Fund

March 31, 2008 (Unaudited)

Mortgage-Backed Securities (continued)

		Par ($)	Value ($)

Federal National Mortgage Association	5.000% 05/01/37	2,089,139	2,069,372
	5.000% 06/01/37	5,249,091	5,199,424
	5.500% 04/01/36	1,594,300	1,611,358
	5.500% 05/01/36	2,904,599	2,935,677
	5.500% 11/01/36	6,180,643	6,246,773
	5.500% 05/01/37	923,927	933,544
	6.000% 11/01/35	390,410	400,643
	6.000% 09/01/36	3,223,312	3,305,696
	6.000% 11/01/36	7,720,236	7,917,556
	6.000% 07/01/37	2,794,954	2,865,695
	6.000% 08/01/37	2,848,308	2,920,398
	6.500% 05/01/08	250	252
	6.500% 07/01/08	492	497
	6.500% 08/01/08	3,608	3,644
	6.500% 09/01/08	4,199	4,241
	6.500% 10/01/08	9,387	9,482
	6.500% 11/01/08	40,101	40,461
	6.500% 12/01/08	4,785	4,834
	6.500% 01/01/09	5,908	5,967
	6.500% 02/01/09	130,296	132,005
	6.500% 04/01/09	202,090	206,487
	6.500% 04/01/11	168,421	175,518
	6.500% 05/01/11	596,068	621,183
	6.500% 11/01/25	3	4
	6.500% 08/01/34	429,725	446,501
	6.500% 10/01/36	2,651,717	2,748,805
	6.500% 08/01/37	1,967,338	2,039,232
	6.500% 11/01/37	1,069,227	1,108,300
	7.000% 08/15/23	144,371	154,658
	7.000% 07/01/32	23,457	24,928
	7.000% 01/01/37	97,599	102,516
	7.000% 07/01/37	649,432	682,168

	Total Mortgage-Backed Securities (Cost of $59,676,617)		61,303,096

Corporate Fixed-Income Bonds & Notes – 6.8%
Communications – 1.1%
Media – 0.5%
Jones Intercable, Inc.	7.625% 04/15/08	1,125,000	1,126,316

News America, Inc.	6.550% 03/15/33	670,000	657,069

Time Warner Cable, Inc.	6.550% 05/01/37	725,000	684,386

Viacom, Inc.	6.125% 10/05/17	225,000	219,396

	Media Total		2,687,167
Telecommunication Services – 0.6%
AT&T, Inc.	5.100% 09/15/14	715,000	710,331

British Telecommunications PLC	5.150% 01/15/13	400,000	394,180

See Accompanying Notes to Financial Statements.

11

Columbia Liberty Fund

March 31, 2008 (Unaudited)

Corporate Fixed-Income Bonds & Notes (continued)

		Par ($)	Value ($)
Communications (continued)
Telecommunication Services (continued)
New Cingular Wireless Services, Inc.	8.750% 03/01/31	475,000	576,457

Telefonica Emisones SAU	5.984% 06/20/11	825,000	849,543

Vodafone Group PLC	5.000% 12/16/13	450,000	440,841

	Telecommunication Services Total		2,971,352
Communications Total			5,658,519

Consumer Cyclical – 0.4%
Lodging – 0.1%
Marriott International, Inc.	5.625% 02/15/13	400,000	386,132

	Lodging Total		386,132
Retail – 0.3%
CVS Caremark Corp.	5.750% 06/01/17	575,000	583,948

Home Depot, Inc.	5.875% 12/16/36	455,000	371,447

Wal-Mart Stores, Inc.	5.800% 02/15/18	650,000	681,217

	Retail Total		1,636,612
Consumer Cyclical Total			2,022,744

Consumer Non-cyclical – 0.5%
Beverages – 0.1%
Diageo Capital PLC	5.750% 10/23/17	600,000	614,481

	Beverages Total		614,481

Food – 0.2%
ConAgra Foods, Inc.	6.750% 09/15/11	517,000	557,458

Kraft Foods, Inc.	6.500% 08/11/17	440,000	451,418

	Food Total		1,008,876

Household Products/Wares – 0.1%
Fortune Brands, Inc.	5.375% 01/15/16	500,000	472,517

	Household Products/Wares Total		472,517

Pharmaceuticals – 0.1%
Wyeth	5.500% 02/01/14	580,000	600,767

	Pharmaceuticals Total		600,767
Consumer Non-cyclical Total			2,696,641

Energy – 0.7%
Oil & Gas – 0.4%
Canadian Natural Resources Ltd.	5.700% 05/15/17	550,000	556,194

Nexen, Inc.	5.875% 03/10/35	625,000	568,763

Talisman Energy, Inc.	6.250% 02/01/38	660,000	608,067

See Accompanying Notes to Financial Statements.

12

Columbia Liberty Fund

March 31, 2008 (Unaudited)

Corporate Fixed-Income Bonds & Notes (continued)

		Par ($)	Value ($)
Energy (continued)
Oil & Gas (continued)
Valero Energy Corp.	6.875% 04/15/12	650,000	698,705

	Oil & Gas Total		2,431,729

Oil & Gas Services – 0.1%
Weatherford International Ltd.	5.150% 03/15/13	340,000	340,295

	Oil & Gas Services Total		340,295

Pipelines – 0.2%
Energy Transfer Partners LP	6.625% 10/15/36	475,000	440,473

TransCanada Pipelines Ltd.	6.350% 05/15/67 (e)	640,000	565,686

	Pipelines Total		1,006,159
Energy Total			3,778,183

Financials – 2.9%
Banks – 1.1%
Credit Suisse/New York NY	6.000% 02/15/18	650,000	648,449

HSBC Capital Funding LP	9.547% 12/31/49 (e)(f)(g)	1,150,000	1,236,023

JPMorgan Chase & Co.	6.000% 01/15/18	675,000	703,904

PNC Funding Corp.	5.625% 02/01/17	640,000	609,776

SunTrust Preferred Capital I	5.853% 12/15/11 (e)	560,000	415,033

USB Capital IX	6.189% 04/15/49 (e)	1,000,000	742,500

Wachovia Corp.	4.875% 02/15/14	600,000	584,481

Wells Fargo & Co.	5.125% 09/01/12	599,000	617,130

	Banks Total		5,557,296

Diversified Financial Services – 1.4%
AGFC Capital Trust I	6.000% 01/15/67 (e)(f)	725,000	597,439

American Express Centurion Bank	5.200% 11/26/10	300,000	303,501

Capital One Financial Corp.	5.500% 06/01/15	875,000	769,089

Citicorp Lease Pass-Through Trust	8.040% 12/15/19 (f)(g)	1,360,000	1,502,480

General Electric Capital Corp.	5.000% 01/08/16	105,000	105,108

Goldman Sachs Group, Inc.	6.345% 02/15/34	800,000	692,717

Lehman Brothers Holdings, Inc.	5.750% 07/18/11	750,000	737,084

Merrill Lynch & Co., Inc.	6.050% 08/15/12	725,000	736,338

Morgan Stanley	6.750% 04/15/11	900,000	943,390

SLM Corp.	5.375% 05/15/14	700,000	525,329

	Diversified Financial Services Total		6,912,475

See Accompanying Notes to Financial Statements.

13

Columbia Liberty Fund

March 31, 2008 (Unaudited)

Corporate Fixed-Income Bonds & Notes (continued)

		Par ($)	Value ($)
Financials (continued)
Insurance – 0.2%
American International Group, Inc.	2.875% 05/15/08	1,000,000	998,097

	Insurance Total		998,097

Real Estate Investment Trusts (REITs) – 0.2%
Health Care Property Investors, Inc.	6.450% 06/25/12	500,000	487,716

Simon Property Group LP	5.750% 12/01/15	450,000	428,070

	Real Estate Investment Trusts (REITs) Total		915,786
Financials Total			14,383,654

Industrial – 0.4%
Aerospace & Defense – 0.1%
United Technologies Corp.	5.375% 12/15/17	400,000	410,364

	Aerospace & Defense Total		410,364

Machinery – 0.1%
Caterpillar Financial Services Corp.	4.300% 06/01/10	625,000	636,472

	Machinery Total		636,472

Transportation – 0.2%
Burlington Northern Santa Fe Corp.	6.200% 08/15/36	515,000	496,342

United Parcel Service, Inc.	4.500% 01/15/13	345,000	357,441

	Transportation Total		853,783
Industrial Total			1,900,619

Utilities – 0.8%
Electric – 0.6%
Commonwealth Edison Co.	5.950% 08/15/16	600,000	609,424

Indiana Michigan Power Co.	5.650% 12/01/15	723,000	712,796

Pacific Gas & Electric Co.	5.800% 03/01/37	510,000	482,499

Progress Energy, Inc.	7.750% 03/01/31	425,000	498,414

Southern California Edison Co.	5.000% 01/15/14	600,000	608,980

	Electric Total		2,912,113

Gas – 0.2%
Atmos Energy Corp.	6.350% 06/15/17	580,000	592,895

Sempra Energy	4.750% 05/15/09	550,000	554,942

	Gas Total		1,147,837
Utilities Total			4,059,950
	Total Corporate Fixed-Income Bonds & Notes (Cost of $35,715,834)		34,500,310

See Accompanying Notes to Financial Statements.

14

Columbia Liberty Fund

March 31, 2008 (Unaudited)

Government & Agency Obligations – 4.7%

		Par ($)	Value ($)
Foreign Government Obligations – 0.6%
Province of Ontario	2.750% 02/22/11	525,000	525,339

Province of Quebec	5.000% 07/17/09	1,300,000	1,343,003

United Mexican States	7.500% 04/08/33	875,000	1,060,937
Foreign Government Obligations Total			2,929,279

U.S. Government Agencies – 1.3%
Federal Home Loan Bank	5.500% 08/13/14	3,150,000	3,483,916

Federal National Mortgage Association	5.250% 08/01/12	3,165,000	3,318,974
U.S. Government Agencies Total			6,802,890

U.S. Government Obligations – 2.8%
U.S. Treasury Bonds	5.375% 02/15/31	9,521,000	11,011,627
	7.250% 05/15/16	890,000	1,143,927

U.S. Treasury Inflation Indexed Bond	3.500% 01/15/11	1,818,900	2,011,447
U.S. Government Obligations Total			14,167,001
	Total Government & Agency Obligations (cost of $22,249,253)		23,899,170

Collateralized Mortgage Obligations – 4.2%
Agency – 1.2%
Federal Home Loan Mortgage Corp.	4.500% 08/15/28	380,000	383,693
	5.000% 12/15/15	305,146	306,109
	6.000% 02/15/28	2,847,091	2,917,250

Federal National Mortgage Association	5.000% 12/25/15	2,412,362	2,446,948
Agency Total			6,054,000

Non-Agency – 3.0%
Bear Stearns Adjustable Rate Mortgage Trust	5.484% 02/25/47 (e)	1,359,443	1,300,861

Countrywide Alternative Loan Trust	5.250% 03/25/35	1,810,628	1,710,057
	5.250% 08/25/35	485,872	479,479
	5.500% 10/25/35	1,343,512	1,284,636

JPMorgan Mortgage Trust	6.044% 10/25/36 (e)	2,753,246	2,687,640

Lehman Mortgage Trust	6.500% 01/25/38	1,915,792	1,882,868

Residential Asset Securitization Trust	4.500% 08/25/34	1,821,015	1,741,013

See Accompanying Notes to Financial Statements.

15

Columbia Liberty Fund

March 31, 2008 (Unaudited)

Collateralized Mortgage Obligations (continued)

		Par ($)	Value ($)
Non-Agency (continued)
WaMu Mortgage Pass-Through Certificates	5.714% 02/25/37 (e)	3,422,203	3,243,185

Washington Mutual Alternative Mortgage Pass-Through Certificates	5.500% 07/25/35	690,228	620,379
Non-Agency Total			14,950,118
	Total Collateralized Mortgage Obligations (cost of $21,694,818)		21,004,118

Commercial Mortgage-Backed Securities – 3.9%
Citigroup/Deutsche Bank Commercial Mortgage Trust	5.366% 12/11/49 (e)	1,010,000	899,854

CS First Boston Mortgage Securities Corp.	4.577% 04/15/37	2,769,000	2,728,781

First Union - Chase Commercial Mortgage	6.645% 06/15/31	1,792,533	1,807,329

First Union National Bank Commercial Mortgage, Inc.	6.141% 02/12/34	5,000,000	5,094,593

JPMorgan Chase Commercial Mortgage Securities Corp.	4.780% 07/15/42	630,000	589,328
	5.447% 06/12/47	1,023,000	959,633
	5.525% 04/15/43 (e)	2,902,000	2,667,107

LB-UBS Commercial Mortgage Trust	6.510% 12/15/26	3,978,750	4,079,713

Wachovia Bank Commercial Mortgage Trust	3.989% 06/15/35	830,000	781,202

	Total Commercial Mortgage-Backed Securities (cost of $20,457,340)		19,607,540

Asset-Backed Securities – 1.4%
Citicorp Residential Mortgage Securities, Inc.	6.080% 06/25/37	1,050,000	970,822

Consumer Funding LLC	5.430% 04/20/15	1,820,000	1,907,567

Ford Credit Auto Owner Trust	5.470% 06/15/12	1,470,000	1,508,255

Green Tree Financial Corp.	6.870% 01/15/29	366,927	368,742

Origen Manufactured Housing	3.380% 08/15/17	111,054	110,668

USAA Auto Owner Trust	4.500% 10/15/13	2,139,000	2,142,250

	Total Asset-Backed Securities (cost of $7,059,926)		7,008,304

See Accompanying Notes to Financial Statements.

16

Columbia Liberty Fund

March 31, 2008 (Unaudited)

Preferred Stock – 0.2%

		Shares	Value ($)
Financials – 0.2%
Insurance – 0.2%	Unipol Gruppo Finanziario SpA	386,350	1,108,373

	Insurance Total		1,108,373

Financials Total			1,108,373
	Total Preferred Stock (cost of $1,335,097)		1,108,373

Convertible Preferred Stock – 0.1%
Health Care – 0.1%
Pharmaceuticals – 0.1%	Schering-Plough Corp., 6.000%	2,700	413,586

	Pharmaceuticals Total		413,586

Health Care Total			413,586
	Total Convertible Preferred Stock (cost of $716,013)		413,586

Securities Lending Collateral – 5.6%
	State Street Navigator Securities Lending Prime Portfolio (h) (7 day yield of 3.131%)	28,434,631	28,434,631

	Total Securities Lending Collateral (cost of $28,434,631)		28,434,631

Short-Term Obligations – 5.6%
		Par ($)
U.S. Government Obligation – 0.2%
United States Treasury Bill	1.300% 06/19/08	915,000	913,497

Repurchase Agreement – 5.4%
	Repurchase agreement with Fixed Income Clearing Corp., dated 03/31/08, due 04/01/08, at 2.150%, collateralized by U.S. Government Agency Obligations with various maturities to 04/18/36, market value $27,709,865 (repurchase proceeds $27,158,622)	27,157,000	27,157,000

	Total Short-Term Obligations (cost of $28,070,497)		28,070,497

	Total Investments – 105.6% (cost of $510,564,820) (i)		532,762,228

	Other Assets & Liabilities, Net – (5.6)%		(28,333,094)

	Net Assets – 100.0%		504,429,134

Notes to Investment Portfolio:

(a)	All or a portion of this security was on loan at March 31, 2008. The total market value of securities on loan at March 31, 2008 is $27,600,617.

(b)	Non-income producing security.

(c)	Security pledged as collateral for open futures contracts.

(d)	Security purchased on a delayed delivery basis.

(e)	The interest rate shown on floating rate or variable rate securities reflects the rate at March 31, 2008.

(f)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2008, these securities, which are not illiquid, amounted to $3,335,942, which represents 0.7% of net assets.

See Accompanying Notes to Financial Statements.

17

Columbia Liberty Fund

March 31, 2008 (Unaudited)

(g)	Denotes a restricted security, which is subject to restrictions on resale under federal securities laws or in transactions exempt from registration. At March 31, 2008, the value of these securities amounted to $2,738,503, which represents 0.5% of net assets.

Security	Acquisition Date	Par	Acquisition Cost	Market Value
Citicorp Lease Pass-Through Trust
8.040% 12/15/19	01/06/2000 & 04/12/2001	$1,360,000	$1,371,414	$1,502,480
HSBC Capital Funding LP
9.547% 12/31/49	01/02/2003	1,150,000	1,406,864	1,236,023

				$2,738,503

(h)	Investment made with cash collateral received from securities lending activity.

(i)	Cost for federal income tax purposes is $510,793,975.

As of March 31, 2008, the Fund held the following open long futures contracts:

Type	Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Appreciation
S&P 500 Index Futures	37	$12,247,000	$11,941,926	Jun-08	$305,074

For the six months ended March 31, 2008, transactions in written option contracts were as follows:

	Number of contracts	Premium amount
Options outstanding at September 30, 2007	198	$35,802
Options written	100	43,756
Options expired	(115)	(18,470)
Options bought back	(110)	(44,897)
Options exercised	(73)	(16,191)

Options outstanding at March 31, 2008	—	$—

At March 31, 2008, the asset allocation of the Fund is as follows:

Asset Allocation	% of Net Assets
Common Stocks	60.9
Mortgage-Backed Securities	12.2
Corporate Fixed-Income Bonds & Notes	6.8
Government & Agency Obligations	4.7
Collateralized Mortgage Obligations	4.2
Commercial Mortgage-Backed Securities	3.9
Asset-Backed Securities	1.4
Preferred Stock	0.2
Convertible Preferred Stock	0.1

94.4
Securities Lending Collateral	5.6
Short-Term Obligations	5.6
Other Assets & Liabilities, Net	(5.6)

100.0

Acronym	Name
ADR	American Depositary Receipt
SPA	Stand-by Purchase Agreement
TBA	To Be Announced

See Accompanying Notes to Financial Statements.

18

Statement of Assets and Liabilities – Columbia Liberty Fund

March 31, 2008 (Unaudited)

		($)
Assets	Investments, at cost	510,564,820

	Investments, at value (including securities on loan of $27,600,617)	532,762,228
	Cash	3,458
	Foreign currency (cost of $911,093)	917,105
	Receivable for:
	Investments sold	4,109,234
	Fund shares sold	48,476
	Interest	1,257,013
	Dividends	518,096
	Foreign tax reclaims	18,154
	Securities lending	11,823
	Futures variation margin	47,175
	Trustees’ deferred compensation plan	90,682
	Other assets	12,413

	Total Assets	539,795,857

Liabilities	Collateral on securities loaned	28,434,631
	Payable for:
	Investments purchased	3,752,605
	Investments purchased on a delayed delivery basis	1,695,374
	Fund shares repurchased	748,448
	Investment advisory fee	236,314
	Transfer agent fee	131,345
	Pricing and bookkeeping fees	20,455
	Trustees’ fees	2,748
	Custody fee	21,140
	Distribution and service fees	126,925
	Chief compliance officer expenses	215
	Trustees’ deferred compensation plan	90,682
	Other liabilities	105,841

	Total Liabilities	35,366,723

	Net Assets	504,429,134

Net Assets Consist of	Paid-in capital	488,209,877
	Overdistributed net investment income	(13,169)
	Accumulated net realized loss	(6,273,255)
	Net unrealized appreciation on:
	Investments	22,197,408
	Foreign currency translations	3,199
	Futures contracts	305,074

	Net Assets	504,429,134

See Accompanying Notes to Financial Statements.

19

Statement of Assets and Liabilities (continued) – Columbia Liberty Fund

March 31, 2008 (Unaudited)

Class A	Net assets	$464,757,057
	Shares outstanding	58,342,474
	Net asset value per share	$7.97	(a)
	Maximum sales charge	5.75%
	Maximum offering price per share ($7.97/0.9425)	$8.46	(b)

Class B	Net assets	$33,926,030
	Shares outstanding	4,238,933
	Net asset value and offering price per share	$8.00	(a)

Class C	Net assets	$4,820,517
	Shares outstanding	604,041
	Net asset value and offering price per share	$7.98	(a)

Class Z	Net assets	$925,530
	Shares outstanding	108,223
	Net asset value, offering and redemption price per share	$8.55

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)	On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

20

Statement of Operations – Columbia Liberty Fund

For the Six Months Ended March 31, 2008 (Unaudited)

		($)
Investment Income	Dividends	2,667,732
	Interest	5,667,698
	Securities lending	84,668
	Foreign taxes withheld	(31,136)

	Total Investment Income	8,388,962

Expenses	Investment advisory fee	1,510,702
	Distribution fee:
	Class B	159,308
	Class C	19,532
	Service fee:
	Class A	592,793
	Class B	50,320
	Class C	6,171
	Transfer agent fee	402,724
	Pricing and bookkeeping fees	82,461
	Trustees’ fees	27,766
	Custody fee	65,580
	Chief compliance officer expenses	401
	Other expenses	169,297

	Expenses before interest expense	3,087,055
	Interest expense	698

	Total Expenses	3,087,753

	Expense reductions	(2,909)

	Net Expenses	3,084,844

	Net Investment Income	5,304,118

Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency, Futures Contracts and Written Options	Net realized gain (loss) on:
	Investments	1,942,685
	Foreign currency transactions	9,083
	Futures contracts	(1,256,816)
	Written options	45,369

	Net realized gain	740,321

	Net change in unrealized appreciation (depreciation) on:
	Investments	(47,598,017)
	Foreign currency translations	(14,974)
	Futures contracts	174,871
	Written options	35,888

	Net change in unrealized appreciation (depreciation)	(47,402,232)

	Net Loss	(46,661,911)

	Net Decrease Resulting from Operations	(41,357,793)

See Accompanying Notes to Financial Statements.

21

Statement of Changes in Net Assets – Columbia Liberty Fund

Increase (Decrease) in Net Assets:		(Unaudited) Six Months Ended March 31, 2008 ($)	Year Ended September 30, 2007 ($)
Operations	Net investment income	5,304,118	11,786,895
	Net realized gain on investments, foreign currency transactions, futures contracts and written options	740,321	60,030,015
	Net change in unrealized appreciation (depreciation) on investments, foreign currency translations, futures contracts and written options	(47,402,232)	13,499,756

	Net Increase (Decrease) Resulting from Operations	(41,357,793)	85,316,666

Distributions to Shareholders:	From net investment income:
	Class A	(5,928,965)	(11,622,190)
	Class B	(98,207)	(984,487)
	Class C	(13,922)	(78,730)
	Class Z	(12,129)	(26,841)
	From net realized gains:
	Class A	(50,512,404)	(14,916,474)
	Class B	(4,495,161)	(2,301,523)
	Class C	(525,978)	(152,017)
	Class Z	(76,983)	(32,922)

	Total Distributions to Shareholders	(61,663,749)	(30,115,184)

Share Transactions	Class A:
	Subscriptions	11,798,366	35,415,415
	Distributions reinvested	51,536,257	23,863,700
	Redemptions	(36,993,349)	(90,136,099)

	Net Increase (Decrease)	26,341,274	(30,856,984)

	Class B:
	Subscriptions	535,432	1,384,043
	Distributions reinvested	4,419,790	3,134,950
	Redemptions	(14,346,422)	(45,222,882)

	Net Decrease	(9,391,200)	(40,703,889)

	Class C:
	Subscriptions	457,134	768,688
	Distributions reinvested	511,554	215,233
	Redemptions	(637,631)	(1,098,493)

	Net Increase (Decrease)	331,057	(114,572)

	Class Z:
	Subscriptions	161,404	106,778
	Distributions reinvested	87,748	38,540
	Redemptions	(24,275)	(570,319)

	Net Increase (Decrease)	224,877	(425,001)
	Net Increase (Decrease) from Share Transactions	17,506,008	(72,100,446)

	Total Decrease in Net Assets	(85,515,534)	(16,898,964)

See Accompanying Notes to Financial Statements.

22

Statement of Changes in Net Assets (continued) – Columbia Liberty Fund

Increase (Decrease) in Net Assets:		(Unaudited) Six Months Ended March 31, 2008 ($)	Year Ended September 30, 2007 ($)
Net Assets	Beginning of period	589,944,668	606,843,632
	End of period	504,429,134	589,944,668
	Undistributed (overdistributed) net investment income at end of period	(13,169)	735,936

Changes in Shares	Class A:
	Subscriptions	1,363,182	3,864,114
	Issued for distributions reinvested	5,935,484	2,644,997
	Redemptions	(4,245,109)	(9,814,938)

	Net Increase (Decrease)	3,053,557	(3,305,827)

	Class B:
	Subscriptions	62,593	151,133
	Issued for distributions reinvested	505,426	349,538
	Redemptions	(1,654,808)	(4,944,465)

	Net Decrease	(1,086,789)	(4,443,794)

	Class C:
	Subscriptions	53,061	84,154
	Issued for distributions reinvested	58,721	24,015
	Redemptions	(75,409)	(120,150)

	Net Increase (Decrease)	36,373	(11,981)

	Class Z:
	Subscriptions	18,038	10,783
	Issued for distributions reinvested	9,424	4,000
	Redemptions	(2,544)	(57,272)

	Net Increase (Decrease)	24,918	(42,489)

See Accompanying Notes to Financial Statements.

23

Financial Highlights – Columbia Liberty Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31, 2008		Year Ended September 30,						Period Ended September 30, 2003 (a)		Year Ended October 31, 2002
Class A Shares			2007	2006		2005		2004
Net Asset Value, Beginning of Period	$9.63		$8.79	$8.36		$7.68		$7.22	$6.68		$7.53

Income from Investment Operations:
Net investment income (b)	0.09		0.19	0.18		0.15		0.13	0.12		0.16
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts and written options	(0.71)		1.12	0.44		0.70		0.51	0.55		(0.84)

Total from Investment Operations	(0.62)		1.31	0.62		0.85		0.64	0.67		(0.68)

Less Distributions to Shareholders:
From net investment income	(0.11)		(0.21)	(0.19)		(0.17)		(0.18)	(0.13)		(0.17)
From net realized gains	(0.93)		(0.26)	—		—		—	—		—

Total Distributions to Shareholders	(1.04)		(0.47)	(0.19)		(0.17)		(0.18)	(0.13)		(0.17)

Net Asset Value, End of Period	$7.97		$9.63	$8.79		$8.36		$7.68	$7.22		$6.68
Total return (c)	(7.30	)%(d)	15.29%	7.47	%(e)(f)	11.12	%(e)	8.92%	10.13	%(d)	(9.19)%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	1.06	%(h)	1.04%	1.03%		1.13%		1.13%	1.23	%(h)	1.18%
Interest expense	—	%(h)(i)	—	—		—		—	—	%(h)(i)	—	%(i)
Net expenses (g)	1.06	%(h)	1.04%	1.03%		1.13%		1.13%	1.23	%(h)	1.18%
Waiver/Reimbursement	—		—	0.01%		0.01%		—	—		—
Net investment income (g)	2.00	%(h)	2.06%	2.07%		1.88%		1.73%	1.86	%(h)	2.24%
Portfolio turnover rate	42	%(d)	106%	98%		83%		74%	109	%(d)	41%
Net assets, end of period (000’s)	$464,757		$532,413	$514,826		$545,773		$574,954	$605,859		$624,483

(a)	The Fund changed its fiscal year end from October 31 to September 30.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)	Not annualized.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01%.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Annualized.

(i)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

24

Financial Highlights – Columbia Liberty Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31, 2008		Year Ended September 30,						Period Ended September 30, 2003 (a)		Year Ended October 31, 2002
Class B Shares			2007	2006		2005		2004
Net Asset Value, Beginning of Period	$9.62		$8.78	$8.36		$7.68		$7.21	$6.67		$7.51

Income from Investment Operations:
Net investment income (b)	0.05		0.12	0.11		0.09		0.07	0.07		0.11
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts and written options	(0.72)		1.12	0.43		0.70		0.52	0.55		(0.83)

Total from Investment Operations	(0.67)		1.24	0.54		0.79		0.59	0.62		(0.72)

Less Distributions to Shareholders:
From net investment income	(0.02)		(0.14)	(0.12)		(0.11)		(0.12)	(0.08)		(0.12)
From net realized gains	(0.93)		(0.26)	—		—		—	—		—

Total Distributions to Shareholders	(0.95)		(0.40)	(0.12)		(0.11)		(0.12)	(0.08)		(0.12)

Net Asset Value, End of Period	$8.00		$9.62	$8.78		$8.36		$7.68	$7.21		$6.67
Total return (c)	(7.73	)%(d)	14.46%	6.55	%(e)(f)	10.30	%(e)	8.22%	9.33	%(d)	(9.77)%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	1.81	%(h)	1.79%	1.78%		1.88%		1.88%	1.98	%(h)	1.93%
Interest expense	—	%(h)(i)	—	—		—		—	—	%(h)(i)	—	%(i)
Net expenses (g)	1.81	%(h)	1.79%	1.78%		1.88%		1.88%	1.98	%(h)	1.93%
Waiver/Reimbursement	—		—	0.01%		0.01%		—	—		—
Net investment income (g)	1.23	%(h)	1.28%	1.31%		1.14%		0.97%	1.11	%(h)	1.49%
Portfolio turnover rate	42	%(d)	106%	98%		83%		74%	109	%(d)	41%
Net assets, end of period (000’s)	$33,926		$51,229	$85,766		$130,724		$171,775	$218,494		$252,598

(a)	The Fund changed its fiscal year end from October 31 to September 30.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)	Not annualized.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01%.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Annualized.

(i)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

25

Financial Highlights – Columbia Liberty Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31, 2008		Year Ended September 30,						Period Ended September 30, 2003 (a)		Year Ended October 31, 2002
Class C Shares			2007	2006		2005		2004
Net Asset Value, Beginning of Period	$9.59		$8.76	$8.34		$7.66		$7.20	$6.66		$7.50

Income from Investment Operations:
Net investment income (b)	0.05		0.12	0.11		0.09		0.07	0.07		0.11
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts and written options	(0.71)		1.11	0.43		0.70		0.51	0.55		(0.83)

Total from Investment Operations	(0.66)		1.23	0.54		0.79		0.58	0.62		(0.72)

Less Distributions to Shareholders:
From net investment income	(0.02)		(0.14)	(0.12)		(0.11)		(0.12)	(0.08)		(0.12)
From net realized gains	(0.93)		(0.26)	—		—		—	—		—

Total Distributions to Shareholders	(0.95)		(0.40)	(0.12)		(0.11)		(0.12)	(0.08)		(0.12)

Net Asset Value, End of Period	$7.98		$9.59	$8.76		$8.34		$7.66	$7.20		$6.66
Total return (c)	(7.64	)%(d)	14.38%	6.56	%(e)(f)	10.33	%(e)	8.09%	9.34	%(d)	(9.78)%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	1.81	%(h)	1.79%	1.78%		1.88%		1.88%	1.98	%(h)	1.93%
Interest expense	—	%(h)(i)	—	—		—		—	—	%(h)(i)	—	%(i)
Net expenses (g)	1.81	%(h)	1.79%	1.78%		1.88%		1.88%	1.98	%(h)	1.93%
Waiver/Reimbursement	—		—	0.01%		0.01%		—	—		—
Net investment income (g)	1.25	%(h)	1.31%	1.31%		1.13%		0.97%	1.11	%(h)	1.49%
Portfolio turnover rate	42	%(d)	106%	98%		83%		74%	109	%(d)	41%
Net assets, end of period (000’s)	$4,821		$5,447	$5,076		$5,478		$6,033	$8,457		$7,873

(a)	The Fund changed its fiscal year end from October 31 to September 30.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)	Not annualized.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01%.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Annualized.

(i)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

26

Financial Highlights – Columbia Liberty Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31, 2008		Year Ended September 30,						Period Ended September 30, 2003 (a)		Year Ended October 31, 2002
Class Z Shares			2007	2006		2005		2004
Net Asset Value, Beginning of Period	$10.28		$9.34	$8.88		$8.15		$7.65	$7.07		$7.95

Income from Investment Operations:
Net investment income (b)	0.10		0.22	0.21		0.18		0.16	0.14		0.19
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts and written options	(0.76)		1.21	0.46		0.74		0.54	0.59		(0.88)

Total from Investment Operations	(0.66)		1.43	0.67		0.92		0.70	0.73		(0.69)

Less Distributions to Shareholders:
From net investment income	(0.14)		(0.23)	(0.21)		(0.19)		(0.20)	(0.15)		(0.19)
From net realized gains	(0.93)		(0.26)	—		—		—	—		—

Total Distributions to Shareholders	(1.07)		(0.49)	(0.21)		(0.19)		(0.20)	(0.15)		(0.19)

Net Asset Value, End of Period	$8.55		$10.28	$9.34		$8.88		$8.15	$7.65		$7.07
Total return (c)	(7.27	)%(d)	15.72%	7.60	%(e)(f)	11.33	%(e)	9.19%	10.38	%(d)	(8.88)%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	0.82	%(h)	0.80%	0.79%		0.90%		0.90%	1.00	%(h)	0.95%
Interest expense	—	%(h)(i)	—	—		—		—	—	%(h)(i)	—	%(i)
Net expenses (g)	0.82	%(h)	0.80%	0.79%		0.90%		0.90%	1.00	%(h)	0.95%
Waiver/Reimbursement	—		—	0.01%		0.01%		—	—		—
Net investment income (g)	2.25	%(h)	2.29%	2.34%		2.11%		1.99%	2.00	%(h)	2.47%
Portfolio turnover rate	42	%(d)	106%	98%		83%		74%	109	%(d)	41%
Net assets, end of period (000’s)	$926		$856	$1,175		$700		$641	$340		$137

(a)	The Fund changed its fiscal year end from October 31 to September 30.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Total return at net asset value assuming all distributions reinvested.

(d)	Not annualized.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01%.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Annualized.

(i)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

27

Notes to Financial Statements – Columbia Liberty Fund

March 31, 2008 (Unaudited)

Note 1. Organization

Columbia Liberty Fund (the “Fund”), a series of Columbia Funds Series Trust I (the “Trust”), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Investment Objective

The Fund seeks total return, consisting of current income and long-term capital appreciation.

Fund Shares

The Trust may issue an unlimited number of shares, and the Fund offers four classes of shares: Class A, Class B, Class C and Class Z. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating between $1 million and $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (“CDSC”) if the shares are sold within twelve months after purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within twelve months after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund’s prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Trust’s Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotations. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and ask price.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the

28

Columbia Liberty Fund

March 31, 2008 (Unaudited)

New York Stock Exchange (“NYSE”). The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund’s net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees. The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Fund’s financial statement disclosures.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

In March 2008, Statement of Financial Accounting Standards No. 161 ( “SFAS 161”), Disclosures about Derivative Instruments and Hedging Activities-an amendment of FASB Statement No. 133, was issued. SFAS 161 is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires additional discussion about the reporting entity’s derivative instruments and hedging activities, by providing for qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their hedged positions. Management is evaluating the impact the application of SFAS 161 will have on the Fund’s financial statement disclosures.

Futures Contracts

The Fund may invest in futures contracts to gain or reduce exposure to particular securities or segments of the bond markets. Futures contracts are financial instruments whose values depend on, or are derived from, the value of the underlying security, index or currency. The Fund may use futures contracts for both hedging and non-hedging purposes, such as to adjust the Fund’s sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an opposite position. The Fund typically uses futures contracts in an effort to achieve more efficiently, economic exposure similar to that which they could have achieved through the purchase and sale of fixed income securities.

The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instruments or the underlying securities, and (3) an inaccurate prediction by Columbia Management Advisors, LLC (“Columbia”), the Fund’s investment advisor, of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund’s Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

29

Columbia Liberty Fund

March 31, 2008 (Unaudited)

Options

Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying security transaction to determine the realized gain or loss. The Fund, as a writer of an option, has no control over whether the underlying security may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund’s custodian will set aside cash or liquid portfolio securities equal to the amount of the written options contract commitment in a separate account.

Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund may pay a premium, which is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that Columbia has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Corporate actions and dividend income are recorded on the ex-date, except for certain foreign securities which are recorded as soon after the ex-date as the Fund becomes aware of such, net of any non-reclaimable tax withholdings.

Awards from class action litigation are recorded as a reduction of cost if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains. For the six month period ended March 31, 2008, the Fund recognized $778,506 in such gains.

Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments and/or realized gains as applicable. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Foreign Currency Transactions

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Determination of Class Net Asset Values

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and

30

Columbia Liberty Fund

March 31, 2008 (Unaudited)

unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions to shareholders are recorded on ex-date. Net realized capital gains, if any, are distributed at least annually.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust’s organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The tax character of distributions paid during the year ended September 30, 2007 was as follows:

Distributions paid from:
Ordinary Income*	$14,676,237
Long Term Capital Gains	15,438,947

*	For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at March 31, 2008, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$45,672,299
Unrealized depreciation	(23,704,046)
Net unrealized appreciation	$21,968,253

The Fund adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48, Accounting for Uncertainty in Income Taxes- an Interpretation of FASB Statement No. 109 (“FIN 48”) effective March 31, 2008. FIN 48 requires management to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. FIN 48 was applied to all existing tax positions upon initial adoption. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Fund. As a result of this evaluation, management has concluded that FIN 48 did not have any effect on the Fund’s financial statements and no cumulative effect adjustments were recorded. However, management’s conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation (“BOA”), provides investment advisory, administrative and other services to the Fund. Columbia

31

Columbia Liberty Fund

March 31, 2008 (Unaudited)

receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $1 billion	0.55%
$1 billion to $1.5 billion	0.50%
Over $1.5 billion	0.45%

For the six month period ended March 31, 2008, the Fund’s annualized effective investment advisory fee rate was 0.55% of the Fund’s average daily net assets.

Sub-Advisory Fee

Nordea Investment Management North America, Inc. (“NIMNAI”) has been retained by Columbia to serve as the investment sub-advisor and to manage a portion of the Fund’s assets. As the sub-advisor, NIMNAI is responsible for daily investment operations, including placing all orders for the purchase and sale of portfolio securities for a portion of the Fund. Columbia, from the investment advisory fee it receives, pays NIMNAI a monthly sub-advisory fee at the annual rate of 0.40% of the portion of the Fund’s average daily net assets managed by NIMNAI.

Pricing and Bookkeeping Fees

The Fund has entered into a Financial Reporting Services Agreement (the “Financial Reporting Services Agreement”) with State Street Bank & Trust Company (“State Street”) and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the “State Street Agreements”) with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the “Services Agreement”) with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses. Prior to January 1, 2008, the Fund also reimbursed Columbia for accounting oversight services, services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002.

For the six month period ended March 31, 2008, the amount charged to the Fund by affiliates included on the Statement of Operations under “Pricing and bookkeeping fees” aggregated to $3,106.

Transfer Agent Fee

Columbia Management Services, Inc. (the “Transfer Agent”), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services (“BFDS”) to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to November 1, 2007, the annual rate was $17.00 per open account. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as a part of expense

32

Columbia Liberty Fund

March 31, 2008 (Unaudited)

reductions on the Statement of Operations. For the six month period ended March 31, 2008, no minimum account balance fees were charged by the Fund.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the “Distributor”), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund’s shares. For the six month period ended March 31, 2008, the Distributor has retained net underwriting discounts of $7,599 on sales of the Fund’s Class A shares and net CDSC fees of $39, $19,027 and $414 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted Rule 12b-1 plans (the “Plans”) for Class A, Class B and Class C shares, which require the payment of a monthly service fee to the Distributor. The annual service fee portion of the Plans may equal up to 0.15% of net assets attributable to shares issued prior to April 1, 1989 and 0.25% of net assets attributable to shares issued thereafter. This arrangement results in a rate of service fee for all shares that is a blend between the 0.15% and 0.25% annual rates. For the six month period ended March 31, 2008, the Class A, Class B and Class C shares’ annualized effective service fee rate was 0.24%.

The Plans also require the payment of a monthly distribution fee to the Distributor at the annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares only.

The CDSC and the distribution fees received from the Plans are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Fees Paid to Officers and Trustees

All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund’s Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Fund’s eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund’s assets.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the six month period ended March 31, 2008, these custody credits reduced total expenses by $2,909 for the Fund.

Note 6. Portfolio Information

For the six month period ended March 31, 2008, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $221,824,285 and $258,299,574 respectively, of which $19,258,326 and $31,519,994 respectively, were U.S. Government securities.

Note 7. Securities Lending

The Fund may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, is paid to the Fund. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

Note 8. Line of Credit

The Fund and other affiliated funds participate in a $350,000,000 committed, unsecured revolving line of credit

33

Columbia Liberty Fund

March 31, 2008 (Unaudited)

and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are available for short-term liquidity or temporary or emergency purposes. Interest on the committed line of credit is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds. Effective September 17, 2007, interest on the uncommitted line of credit is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. Prior to September 17, 2007, interest on the uncommitted line of credit was charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. State Street charges an annual operations agency fee of $40,000 for the committed line of credit. State Street may charge an annual administration fee of $15,000 for the uncommitted line of credit. State Street waived the administration fee effective September 17, 2007. The commitment fee, the operations agency fee and the administration fee are accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the six month period ended March 31, 2008, the average daily loan balance outstanding on days where borrowings existed was $1,000,000 at a weighted average interest rate of 5.06%.

Note 9. Significant Risks and Contingencies

Legal Proceedings

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) (“Columbia”) and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the “Distributor”) (collectively, the “Columbia Group”) entered into an Assurance of Discontinuance with the New York Attorney General (“NYAG”) (the “NYAG Settlement”) and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission (“SEC”) (the “SEC Order”) on matters relating to mutual fund trading.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group’s applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above is being distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007. Distributions under the distribution plan began in late June 2007.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the “MDL”). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as

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Columbia Liberty Fund

March 31, 2008 (Unaudited)

defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court’s memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants’ motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 (“ICA”) and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption (“the CDSC Lawsuit”). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

In 2004, the Columbia Funds’ adviser and distributor and certain affiliated entities and individuals were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. Certain Columbia Funds were named as nominal defendants. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and entered final judgment in favor of the defendants. The plaintiffs appealed to the United States Court of Appeals for the First Circuit on December 30, 2005. A stipulation and settlement agreement dated January 19, 2007 was filed in the First Circuit on February 14, 2007, with a joint stipulation of dismissal and motion for remand to obtain district court approval of the settlement. That joint motion was granted and the appeal was dismissed. On March 6, 2007, the case was remanded to the District Court. The settlement, approved by the District Court on September 18, 2007, became effective October 19, 2007. Pursuant to the settlement, the funds’ adviser and/or its affiliates made certain payments, including plaintiffs’ attorneys’ fees and costs of notice to class members.

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Board Consideration and Approval of

Advisory Agreements

The Advisory Fees and Expenses Committee of the Board of Trustees meets several times annually to review the advisory agreements (collectively, the “Agreements”) of the funds for which the Trustees serve as trustees (each a “fund”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the Funds and Columbia, including the senior manager of each investment area within Columbia. Through the Board’s Investment Oversight Committees, Trustees also meet with selected fund portfolio managers at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia, the funds’ investment adviser, believe to be reasonably necessary for the Trustees to evaluate the Agreements and determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund’s performance benchmarks, (ii) information on each fund’s advisory fees and other expenses, including information comparing the fund’s expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee “breakpoints,” (iii) information about the profitability of the Agreements to Columbia, including potential “fall-out” or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia’s response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia’s financial results and financial condition, (vi) each fund’s investment objective and strategies and the size, education and experience of Columbia’s investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds’ brokerage and the use of “soft” commission dollars to pay for research products and services, (viii) Columbia’s resources devoted to, and its record of compliance with, the funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (ix) Columbia’s response to various legal and regulatory proceedings since 2003 and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds’ independent fee consultant and reviews materials relating to the funds’ relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and request additional materials from Columbia and to consult with the independent fee consultant and independent legal counsel to the Independent Trustees and the independent fee consultant.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2007 meeting, following meetings of the Advisory Fees and Expenses Committee held in July, August, September and October, 2007. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia’s ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related

36

factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party’s methodology for identifying each fund’s peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher expenses. In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund’s Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund’s investment strategy and policies and that the fund was performing within a reasonable range of expectations, given these investment decisions, market conditions and the fund’s investment strategy; (iii) that the fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund’s investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that Columbia proposed to waive advisory fees or cap the expenses of the fund.

[The Trustees noted that, through May 31, 2007, Columbia Liberty Fund’s performance was in the second quintile (where the best performance would be in the first quintile) for the one- and three-year periods, in the third quintile for the five-year period, and in the third quintile for the ten-year period, of the peer group selected by an independent third-party data provider for purposes of performance comparisons.]

The Trustees also considered Columbia’s performance and reputation generally, the funds’ performance as a fund family generally, and Columbia’s historical responsiveness to Trustee concerns about performance and Columbia’s willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third-party data provider) of each fund’s advisory fees and total expense levels to those of the fund’s peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund’s advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia’s use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management’s stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

[The Trustees considered that Columbia Liberty Fund’s total expenses and actual management fees were in the first quintile (where the lowest fees and expenses would be in the first quintile) of the peer group selected by an independent third-party data provider for purposes of expense comparisons.]

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The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement(s) pertaining to that fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia’s investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as expense waivers/reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

■

the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

■

the nature, quality, cost and extent of administrative and shareholder services overseen and performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

■

so-called “fall-out benefits” to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds’ securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

■	the draft report provided by the funds’ independent fee consultant, which included information about and analysis of the funds’ fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2008.

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Summary of Management Fee Evaluation by Independent Fee Consultant

EXCERPTS FROM REPORT OF INDEPENDENT FEE CONSULTANT TO THE COLUMBIA ATLANTIC FUNDS

Prepared Pursuant to the February 9, 2005 Assurance of Discontinuance among the Office of Attorney General of New York State, Columbia Management Advisors, Inc., and Columbia Funds Distributor, Inc.

October 15, 2007

I. Overview

Columbia Management Advisors, LLC (“CMA”) and Columbia Funds Distributors, Inc.1 (“CMD”) agreed on February 9, 2005 to the New York Attorney General’s Assurance of Discontinuance (“AOD”). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund (“Columbia Fund” and together with all such funds or a group of such funds as the “Columbia Funds”) only if the Independent Members of the Columbia Fund’s Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant (“IFC”) who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the “Atlantic Funds” (together with the other members of that Board, the “Trustees”) retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared the third annual written evaluation of the fee negotiation process. Last year’s report (the “2006 Report”) was completed by my immediate predecessor IFC, John Rea, who has provided invaluable assistance in the preparation of this year’s report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with “managing the process by which proposed management fees…to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms’ length and reasonable and consistent with this Assurance of Discontinuance.” The AOD also provides that CMA “may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees…using…an annual independent written evaluation prepared by or under the direction of…the Independent Fee Consultant.” Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.	The nature and quality of CMA’s services, including the Fund’s performance;

2.	Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.	Possible economies of scale as the Fund grows larger;

4.	Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.	Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.	Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year’s, focuses on the six factors and contains a section for each factor except that CMA’s costs and profits from managing the Funds have been combined into a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years and finally reviews the status of recommendations made in the 2006 Report.

1	CMA and CMD are subsidiaries of Columbia Management Group, LLC (“CMG”), and are the successors to the entities named in the AOD.

2	I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

Unless otherwise stated or required by the context, this report covers only the Atlantic Funds, which are also referred as the “Funds.”

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II. Summary of Findings

A. General

1.	Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.	In my view, the process by which the proposed management fees of the Funds have been negotiated in 2007 thus far has been, to the extent practicable, at arms’ length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.	The performance of the Funds has been relatively strong in recent years. Based upon 1-, 3-, 5-, and 10-year returns, at least half of all the Funds have been in the first and second performance quintiles in each of the four performance periods. Performance for the 3-year period is impressive, with 44 of the 63 Funds, or 70%, in the top two quintiles and only 11 Funds, or 17%, in the fourth and fifth quintiles. Both equity and fixed-income funds have strong performance records.

4.	The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance and fund administration, are critical to the success of the Funds and appear to be of high quality.

5.	Atlantic equity Funds’ overall performance adjusted for risk also was strong. Based upon 3-year returns, 19 of the 24 equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes. Fixed-income Funds tended to take on more risk than comparable funds but many also have achieved relatively strong performance over the 3-year period. Nonetheless, 8 of the Funds have high relative risk and low relative returns.

6.	The industry-standard procedure used by third parties such as Lipper to construct the performance universe in which each Fund’s performance is ranked relative to comparable funds tends to bias a Fund’s ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Atlantic Funds are compared with funds in performance universes that include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees lowers the relative performance for the Funds examined but does not call into question the general finding that the Atlantic Funds’ performance has been strong relative to comparable funds.

C. Management Fees Charged by Other Mutual Fund Companies

7.	The Funds’ management fees and total expenses are generally low relative to those of their peers. Only 19% of the Funds ranked in the two most expensive quintiles for actual management fees, and only 21% in those quintiles for total expenses.

8.	The Columbia Money Market Fund VS has a higher management fee structure than that of other Columbia money market funds of comparable asset size, but its total expenses are comparable to those funds.

D. Trustees’ Fee and Performance Evaluation Process

9.	The Trustees’ evaluation process identified 11 Funds in 2007 for further review based upon their relative performance or expenses or both. CMG provided further information about those funds to assist the Trustees in their evaluation. The Trustees may choose to seek additional information about Atlantic Funds that do not meet the criteria for further review. CMG provided further information about those funds to assist the Trustees in their evaluation. The Trustees may choose to seek additional information about Atlantic Funds that do not meet the criteria for further review.

E. Potential Economies of Scale

10.

CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. CMG has not, however, identified specific sources of economies of scale nor has it provided any estimates of the magnitude of any economies of scale. In the memo, CMG also describes

40

measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation.

F. Management Fees Charged to Institutional Clients

11.	CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, institutional fees are generally lower than the Funds’ management fees. However, because the services provided and risks borne by the manager are more extensive for mutual funds compared to institutional accounts, the differences are of limited value in assisting the Trustees in their review of the reasonableness of the Funds’ management fees.

G. Revenues, Expenses, and Profits

12.	The activity-based cost allocation methodology (“ABC”) employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. For comparison, CMG also has allocated costs by assets, demonstrating that the choice of allocation method can have a substantial effect on fund profitability. Notwithstanding the limitations of any effort to allocate costs to a particular fund, we believe that the ABC method represented a better approximation of CMG’s costs incurred in providing services to the Funds than did asset-based allocation.

13.	The materials provided on CMG’s revenues and expenses with respect to the Funds and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

14.	In 2006, CMG’s complex-wide pre-tax margins on the Atlantic Funds were below industry medians, based on limited data available for publicly held mutual fund managers. However, as is to be expected in a complex comprising 70 funds in the past year, some Atlantic Funds have higher pre-tax profit margins, when calculated solely with respect to management revenues and expenses, while other Atlantic Funds operate at a loss. There appeared to be some relationship between fund size and profitability, with smaller funds generally operating at a loss.

15.	CMG shares a fixed percentage of its management fee revenues with an affiliate, the Private Bank of Bank of America (“PB” or “Private Bank”), to compensate the PB for services it performs with respect to Atlantic Fund assets held for the benefit of PB customers. In 2006, these payments totaled $23.2 million. Based on our analysis of the services provided by the PB, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)	Risk-adjusted performance. CMG should provide the Trustees with quantitative information about the risk of each equity and fixed-income Fund in a format that allows the risk and return of each Fund to be evaluated simultaneously. As part of that effort, CMG should develop reliable risk metrics for balanced and money market funds and should explain why the fixed-income portfolio team prefers using gross, rather than net, return for these purposes. The format we developed with CMG represents one possible presentation of such information.

2)	Profitability data. CMG should present to the Trustees each year the profitability of each Fund, each investment style and each complex (of which Atlantic is one) calculated as follows:

a.	Management-only profitability should be calculated without reference to any Private Bank expense.

b.	Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.	Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG’s profit margin including distribution.

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3)	Potential economies of scale. CMG should provide the Trustees with an analysis of potential economies of scale that considers the sources and magnitude of any economies of scale as CMG’s mutual fund assets under management increase. CMG may consider using the framework suggested for the analysis or any other suitable framework, including an analysis that focuses on complex-wide economies of scale, that addresses the relevant concerns.

4)	Criteria for review. The Trustees may wish to consider modifying the criteria for classifying a fund as a “Review Fund” to include risk and profitability metrics and should feel free to request additional information and explanation from CMG with respect to any Atlantic Fund whether or not it qualifies as a “Review Fund.”

5)	Competitive breakpoint analysis. As part of the annual fee evaluation process, the breakpoints of a select group of Atlantic Funds (which would differ each year) should be compared to those of industry rivals to ensure that the Funds’ breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Atlantic Fund each year would not be an efficient use of Trustee and CMG resources.

6)	Ensuring consistent methodology used by Lipper, Morningstar, and iMoneyNet to construct performance and expense universes and groups. CMG should work with Lipper, Morningstar, and iMoneyNet to make sure that the all three data vendors apply similar techniques and standards in constructing performance universes and collecting data, if possible. If not, CMG should clearly explain to the Trustees the differences in methodology and the effect such differences may have on rankings. In addition, CMG should ensure that it applies the same ranking methodology to all funds, including those for which Morningstar and iMoneyNet provide the underlying data.

7)	Uniformity of universes across reporting periods. CMA, based on consultations with its CIO’s, has substituted vendors for purposes of universe construction, e.g. Morningstar for Lipper for certain equity funds and iMoneynet for Lipper for money market funds. However, the new universes are not used for all performance periods and have not been used to recalculate last year’s performance and expense figures. Therefore, it is difficult to draw useful conclusions from changes in rankings from last year to this year or from short-term to longer-term performance periods. CMA, when it changes data providers, should use both the current and former data sources in the changeover so that the Trustees can understand how the change in vendors may affect performance and expense rankings.

8)	Filtering all universes. The Lipper volumes presented to the Trustees, consistent with industry practice, compare the performance of a Fund to all other funds in its performance universe. Lipper regards for this purpose each class of shares of a fund as a separate fund. This means that the performance of a Columbia Fund A share (with a 25 basis point 12b-1 fee) or Z share (with no 12b-1 fee) is compared to many classes of competitive funds with higher distribution fees, such as deferred-sales-charge B shares and level-load C shares. Including share classes with higher fees than the Columbia Fund share class may make the Columbia Fund’s performance look better compared to its peers. The difference can be meaningful. Therefore, we recommend that, in addition to the standard Lipper universe presentation, Funds in the third and fourth quintiles should be ranked in a universe limited to the share class per competitive fund whose distribution pricing most closely matches the relevant Fund. Further, in all rankings, we suggest that use of an Atlantic Fund Z share be limited to performance periods prior to the issuance of that fund’s A shares.

9)

Management fee disparities. Several disparities have existed between the management fees of comparable Atlantic and Nations Funds. To eliminate the disparity between the expenses of the Atlantic state intermediate municipal bond funds and those of comparable funds overseen by the Nations Board, CMG has proposed expense caps for the Atlantic funds. Furthermore, CMG’s proposed expense cap for the Core Bond Fund would produce a significant gap between its management fee and those of two comparable Atlantic Funds. To enable the Trustees to identify such disparities in the future, CMG should provide the Trustees with a table that shows management fees of Atlantic Funds and those of comparable Nations and Acorn Funds. CMG should also provide an explanation for any significant fee differences among comparable funds across fund families managed by CMA. Finally, whenever CMG proposes a management fee change or an expense

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cap for any mutual fund managed by CMA that is comparable to any Atlantic Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Atlantic Fund or Funds.

10)	Reduction of volume of documents submitted. As the Trustees have noted, the tendency in the fee evaluation process is for the volume of material prepared for their consideration to increase each year as the participants in the process suggest additional data or presentations of data. However, some of the data may no longer be useful, or its usefulness may be outweighed by the burden of reviewing it. For example, we do not believe that offering two variations of cost allocation by assets is useful. We also question whether profitability data need to be divided by distribution channel, e.g. retail vs. variable annuity. We also note that some material, especially related to complex-wide profitability, appears multiple times in the 15(c) materials.

IV. Status of 2006 Recommendations

The 2006 IFC evaluation contains recommendations aimed at enhancing the evaluation of proposed management fees by Trustees. The section summarizes those recommendations and their results.

1.	Recommendation: Trustees may wish to consider incorporating risk-adjusted measures in their evaluation of performance. CMG has begun to prepare reports for the Trustees with risk adjustments, which could form the basis for formally including the measures in the 15(c) materials. To this end, Trustees may wish to have CMG prepare documents explaining risk adjustments and describing their advantages and disadvantages.

Status: Grids providing both performance and risk rankings for equity and fixed-income funds were prepared by CMG as part of the 2007 15(c) process.

2.	Recommendation: Trustees may wish to consider having CMG evaluate the sensitivity of performance rankings to the design of the universe. The preliminary analysis contained in the evaluation suggests that the method employed by Lipper, the source of performance rankings used by the Trustees, may bias performance rankings upward.

Status: At our request, CMG prepared universes limited to one class of shares per competitive fund for selected funds.

3.	Recommendation: Trustees may wish to consider having CMG extend its analysis of economies of scale by examining the sources of such economies, if any. Identification of the sources may enable the Trustees and CMG to gauge their magnitude. It also may enable the Trustees and CMG to build upon past work on standardized fee schedules so that the schedules themselves are consistent with any economies of scale and their sources. Finally, an extension of the analysis may enable the Trustees and CMG to develop a framework that coordinates the use of fee waivers and expense caps with the standard fee schedules and with any economies of scale and their sources.

Status: CMG questions the usefulness of such an exercise due to the many variables that can have an effect on costs and revenues as assets increase. We continue to believe that such an exercise would be helpful to the Trustees.

4.	Recommendation: Trustees may wish to consider encouraging CMG to build further upon its expanded analysis of institutional fees by refining the matching of institutional accounts with mutual funds, by dating the establishment of each institutional account, and by incorporating other accounts, such as subadvisory relationships, trusts, offshore funds, and separately managed accounts into the analysis.

Status: CMG dated many of the institutional accounts but was not able to determine the date of establishment for all accounts. CMG also provided data on other types of institutional accounts.

5.	Recommendation: Trustees may wish to consider requesting that CMG expand the reporting of revenues and expenses to include more line-item detail for management and administration, transfer agency, fund accounting, and distribution.

Status: We continue to believe that such a statement would help the Trustees understand CMG’s business better and place the fund-by-fund profitability reports in context.

6.	Recommendation: Trustees may wish to consider requesting that CMG provide a statement of its operations in the 15(c) materials.

43

Status: CMG provided various summary statements of operations.

7.	Recommendation: Trustees may wish to consider the treatment of the revenue sharing with PB in their review of CMG’s profitability.

Status: CMG provided a substantial amount of information reflecting adjustment for Private Bank expenses. We believe that all Private Bank expenses should be backed out of management-only profitability analyses, no Private Bank expenses should be excluded from profitability analyses including distribution and only those PB revenue sharing payments in excess of 11 basis points should be excluded from profitability analyses that do not take distribution into account.

Respectfully submitted,

Steven E. Asher

44

Important Information About This Report

Columbia Liberty Fund

Transfer Agent

Columbia Management Services, Inc.

P.O. Box 8081

Boston, MA 02266-8081

1-800-345-6611

Distributor

Columbia Management

Distributors, Inc.

One Financial Center

Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC

100 Federal Street

Boston, MA 02110

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Liberty Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund’s voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund’s website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Investors should carefully consider the investment objectives, risks, charges and expenses of any Columbia fund before investing. Contact your Columbia Management representative for a prospectus, which contains this and other important information about the fund. Read it carefully before investing.

Columbia Management Group, LLC (“Columbia Management”) is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

45

Columbia Liberty Fund

Semiannual Report, March 31, 2008

©2008 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800.345.6611 www.columbiafunds.com

SHC-44/152537-0308 (05/08) 08/55766

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)        The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A) or this Item.

Item 11. Controls and Procedures.

(a)          The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR: Not applicable at this time.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust I

By (Signature and Title)	/s/ Christopher L. Wilson
Christopher L. Wilson, President

Date	May 27, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher L. Wilson
Christopher L. Wilson, President

Date	May 27, 2008

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, Treasurer

Date	May 27, 2008